UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-01545

Eaton Vance Special Investment Trust
(Exact name of registrant as specified in charter)

The Eaton Vance Building, 255 State Street, Boston, Massachusetts			02109
(Address of principal executive offices)			(Zip code)

Alan R. Dynner The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(617) 482-8260

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2006

Item 1. Reports to Stockholders

Semiannual Report June 30, 2006

EATON VANCE
BALANCED
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Balanced Fund as of June 30, 2006

INVESTMENT UPDATE

Arieh Coll

Portfolio Manager

Elizabeth S. Kenyon, CFA

Portfolio Manager

Duke E. Laflamme, CFA

Portfolio Manager

Michael R. Mach, CFA

Portfolio Manager

The Fund

Performance for the Past Six Months

•                  For the six months ended June 30, 2006, the Fund’s Class A shares had a total return of 2.86%. This return was the result of an increase in net asset value (NAV) per share to $7.04 on June 30, 2006, from $6.90 on December 31, 2005, and the reinvestment of $0.057 per share in dividends.(1)

•                  The Fund’s Class B shares had a total return of 2.47% for the same period, the result of an increase in NAV per share to $7.04 on June 30, 2006, from $6.90 on December 31, 2005, and the reinvestment of $0.030 per share in dividends.(1)

•                  The Fund’s Class C shares had a total return of 2.61% for the same period, the result of an increase in NAV per share to $7.06 on June 30, 2006, from $6.91 on December 31, 2005, and the reinvestment of $0.030 per share in dividends.(1)

•                  For comparison, the S&P 500 Index, an unmanaged index of common stocks commonly used to measure the performance of U.S. stocks, had a return of 2.71% for the same period. The Fund’s primary fixed-income benchmark, the Lehman Brothers U.S. Government/ Credit Index, a diversified, unmanaged index of corporate and U.S. government bonds, had a total return of -1.15%. The Lehman Brothers U.S. Aggregate Bond Index, another broad-based, unmanaged investment-grade bond index, had a return of -0.72%. respectively. The average return of the Fund’s Lipper peer group, Lipper Mixed-Asset Target Allocation Growth Classification, was 2.38%.(2)

Management Discussion

•                  The Fund allocates its assets among common stocks and fixed-income securities, with its equity holdings further diversified among growth and value-oriented stocks. This allocation is achieved through the Fund’s investments in two equity Portfolios — Capital Growth Portfolio and Large-Cap Value Portfolio — and a fixed income Portfolio, Investment Grade Income Portfolio. During the six months ended June 30, 2006, the Fund outperformed its Lipper peer group average due to an emphasis on higher-performing equities over fixed-income securities, and, within the equity Portfolios, the effects of stock selection and industry sector allocation decisions. The Fund’s Class A shares also outperformed the S&P 500 Index, although the Fund’s Class B and C shares underperformed versus the Index.(2)

•                  In the first half of 2006, the U.S. stock market began to feel the impact of rising interest rates and higher energy costs, as investors became concerned about the potential for a slowing in the economy caused by higher interest rates and reduced consumer spending. The six-month period was split between a relatively strong first quarter, in which growth stocks outperformed, and a significantly weaker second quarter, in which value stocks outperformed. While equities were volatile during the period, they managed to post positive returns. Bonds, on the other hand, declined in performance due to continued interest-rate increases by the Federal Reserve Board and increasing concerns about inflation.

•                  At June 30, 2006, the Fund invested approximately 38% of its net assets in Capital Growth Portfolio, which invests in a broadly diversified list of seasoned securities representing a number of different industries. In this Portfolio, telecommunications stocks, especially those in the wireless industry, made the largest contribution to performance, followed by the energy, consumer discretionary, and materials sectors. In the energy sector, oil and gas stocks gained as a result of high energy prices, while specialty retail stocks led in the consumer discretionary sector. Metals and mining stocks, driven by high commodity prices, led in the materials sector. The health care sector detracted, with medical equipment and supply stocks among the most disappointing. Industrials and information technology stocks also lagged.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

(1)       These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, returns would be lower. See page 3 for more performance information.

(2)       It is not possible to invest directly in an Index or a Lipper Classification. The Indexes’ total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in an Index.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

1

•                  At June 30, 2006, the Fund invested approximately 31% of its net assets in Large-Cap Value Portfolio, which invests primarily in value stocks of large-cap companies. During the period, several stocks in the energy, materials, and utilities sectors made positive contributions to performance. This Portfolio was underweighted in the financials sector, which underperformed. The Portfolio’s holdings of metals and mining stocks, oil and gas stocks, and independent power producers all performed well. However, consumer discretionary, consumer staples, information technology, and telecommunications services stocks detracted from relative performance.

•                  At June 30, 2006, the Fund invested approximately 31% of its net assets in Investment Grade Income Portfolio, which invests primarily in fixed-income securities, which may include preferred stocks, corporate bonds, U.S. government securities, money market instruments, mortgage-backed securities (including collateralized mortgage obligations), and asset backed securities (including collateralized debt obligations). During the period, this Portfolio’s performance declined by less than one percent — in line with its fixed-income benchmark index.(1) Management kept maturities short in anticipation of rising interest rates, helping to mitigate the negative impact of the rate increases on performance. The Portfolio’s assets were diversified across a range of sectors, including government agencies, corporate bonds, mortgage-backed securities, and U.S. Treasuries.

(1)       It is not possible to invest directly in an Index. The Indexes’ total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in an Index.

Asset Allocation

As a percentage of the Fund’s total investments

As of 6/30/06. Asset Allocation may not be representative of the Fund’s current or future investments and may change due to active management.

Investment Grade Income Portfolio Allocation

As a percentage of the Investment Grade Income Portfolio’s total investments*

As of 6/30/06, Investment Grade Income Portfolio represented approximately 31% of the Fund’s total investments. Portfolio information may not be representative of the Portfolio’s current or future investments and may change due to active management.

*                 The Portfolio’s total investments are reduced by the Eaton Vance Cash Collateral Fund balance, which is maintained pursuant to the securities lending agreement.

Equity Assets — Top 10 Sector Weightings

As a percentage of the Fund’s net assets

Financials	11.5%

Information Technology	11.2%

Consumer Discretionary	8.0%

Energy	8.0%

Health Care	6.8%

Telecommunication Services	4.8%

Materials	4.0%

Consumer Staples	3.9%

Utilities	3.3%

Industrials	2.6%

As of 6/30/06, Capital Growth Portfolio represented approximately 38% of the Fund’s total investments, while Large-Cap Value Portfolio represented approximately 31% of the Fund’s total investments. Portfolio information may not be representative of the Fund’s or the Portfolio’s current or future investments and may change due to active management.

2

Eaton Vance Balanced Fund as of June 30, 2006

FUND PERFORMANCE

Performance*	Class A	Class B	Class C
Average Annual Total Returns (at net asset value)
One Year	8.71%	7.79%	7.88%
Five Years	4.45	3.65	3.66
Ten Years	6.35	5.50	5.38
Life of Fund†	9.51	6.55	6.32
SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	2.48%	2.79%	6.88%
Five Years	3.21	3.30	3.66
Ten Years	5.72	5.50	5.38
Life of Fund†	9.42	6.55	6.32

†                  Inception Dates – Class A: 4/1/32; Class B: 11/2/93; Class C: 11/2/93

*                 Average annual total returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If the sales charges were deducted, returns would be lower. SEC average annual total returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B shares reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC 1-year return for Class C reflects a 1% CDSC.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.eatonvance.com.

3

Eaton Vance Balanced Fund as of June 30, 2006

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2006 –June 30, 2006).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Balanced Fund

	Beginning Account Value (1/1/06)	Ending Account Value (6/30/06)	Expenses Paid During Period* (1/1/06 – 6/30/06)
Actual
Class A	$1,000.00	$1,028.60	$5.94
Class B	$1,000.00	$1,024.70	$9.69
Class C	$1,000.00	$1,026.10	$9.70
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,018.90	$5.91
Class B	$1,000.00	$1,015.20	$9.64
Class C	$1,000.00	$1,015.20	$9.64

* Expenses are equal to the Fund's annualized expense ratio of 1.18% for Class A shares, 1.93% for Class B shares, and 1.93% for Class C shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on December 31, 2005. The Example reflects the expenses of both the Fund and the Portfolios.

4

Eaton Vance Balanced Fund as of June 30, 2006

FINANCIAL STATEMENTS (Unaudited)

Statement of Assets and Liabilities

As of June 30, 2006

Assets
Investment in Capital Growth Portfolio, at value (identified cost, $63,947,389)	$75,673,357
Investment in Investment Grade Income Portfolio, at value (identified cost, $63,390,202)	62,518,147
Investment in Large-Cap Value Portfolio, at value (identified cost, $47,054,279)	62,546,380
Receivable for Fund shares sold	94,611
Receivable from the transfer agent	12
Total assets	$200,832,507
Liabilities
Payable for Fund shares redeemed	$452,759
Payable to affiliate for distribution and service fees	150,061
Payable to affiliate for Trustees' fees	877
Accrued expenses	77,969
Total liabilities	$681,666
Net Assets	$200,150,841
Sources of Net Assets
Paid-in capital	$170,011,633
Accumulated undistributed net realized gain from Portfolios (computed on the basis of identified cost)	3,931,557
Accumulated distributions in excess of net investment income	(138,243)
Net unrealized appreciation from Portfolios (computed on the basis of identified cost)	26,345,894
Total	$200,150,841
Class A Shares
Net Assets	$152,552,259
Shares Outstanding	21,679,934
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$7.04
Maximum Offering Price Per Share (100 ÷ 94.25 of $7.04)	$7.47
Class B Shares
Net Assets	$32,578,869
Shares Outstanding	4,626,715
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$7.04
Class C Shares
Net Assets	$15,019,713
Shares Outstanding	2,128,247
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$7.06
On sales of $50,000 or more, the offering price of Class A shares is reduced.

Statement of Operations

For the Six Months Ended
June 30, 2006

Investment Income
Interest allocated from Portfolios	$1,592,313
Dividends allocated from Portfolios (net of foreign taxes, $5,965)	1,052,311
Securities lending income allocated from Portfolios, net	33,996
Expenses allocated from Portfolios	(737,345)
Net investment income from Portfolios	$1,941,275
Expenses
Trustees' fees and expenses	$1,691
Distribution and service fees
Class A	191,804
Class B	173,197
Class C	74,392
Transfer and dividend disbursing agent fees	119,605
Legal and accounting services	23,548
Registration fees	28,272
Custodian fee	15,965
Printing and postage	14,255
Miscellaneous	5,653
Total expenses	$648,382
Net investment income	$1,292,773
Realized and Unrealized Gain (Loss) from Portfolios
Net realized gain (loss) — Investment transactions (identified cost basis)	$4,615,861
Swap contracts	122
Foreign currency transactions	(11,266)
Net realized gain	$4,604,717
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$(344,497)
Swap contracts	(314)
Foreign currency	195
Net change in unrealized appreciation (depreciation)	$(344,616)
Net realized and unrealized gain	$4,260,101
Net increase in net assets from operations	$5,552,994

See notes to financial statements

5

Eaton Vance Balanced Fund as of June 30, 2006

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005
From operations — Net investment income	$1,292,893	$1,981,119
Net realized gain from investment transactions, swap contracts and foreign currency transactions	4,604,717	11,753,138
Net change in unrealized appreciation (depreciation) from investments, swap contracts and foreign currency transactions	(344,616)	(4,185,695)
Net increase in net assets from operations	$5,552,994	$9,548,562
Distributions to shareholders — From net investment income Class A	$(1,229,813)	$(2,285,834)
Class B	(144,236)	(74,248)
Class C	(62,912)	(30,948)
Total distributions to shareholders	$(1,436,961)	$(2,391,030)
Transactions in shares of beneficial interest — Proceeds from sale of shares Class A	$5,274,720	$7,162,179
Class B	2,948,673	6,081,639
Class C	2,499,477	3,021,027
Net asset value of shares issued to shareholders in payment of distributions declared Class A	812,667	1,498,633
Class B	114,140	59,026
Class C	52,131	26,165
Cost of shares redeemed Class A	(9,331,513)	(21,728,752)
Class B	(4,304,824)	(8,329,823)
Class C	(1,848,324)	(2,765,340)
Net asset value of shares exchanged Class A	2,346,095	3,145,070
Class B	(2,346,095)	(3,145,070)
Net decrease in net assets from Fund share transactions	$(3,782,853)	$(14,975,246)
Net increase (decrease) in net assets	$333,180	$(7,817,714)

See notes to financial statements

Net Assets	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005
At beginning of period	$199,817,661	$207,635,375
At end of period	$200,150,841	$199,817,661
Accumulated undistributed (distributions in excess of) net investment income included in net assets
At end of period	$(138,243)	$5,825

6

Eaton Vance Balanced Fund as of June 30, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class A
	Six Months Ended June 30, 2006		Year Ended December 31,
	(Unaudited)(1)		2005(1)	2004(1)	2003(1)	2002(1)	2001(1)(2)
Net asset value — Beginning of period	$6.900		$6.650	$6.040	$4.990	$5.910	$6.220
Income (loss) from operations
Net investment income	$0.052		$0.078	$0.070	$0.022	$0.043	$0.084
Net realized and unrealized gain (loss)	0.145		0.274	0.623	1.073	(0.908)	(0.238)
Total income (loss) from operations	$0.197		$0.352	$0.693	$1.095	$(0.865)	$(0.154)
Less distributions
From net investment income	$(0.057)		$(0.102)	$(0.083)	$(0.045)	$(0.049)	$(0.095)
From net realized gain	—		—	—	—	—	(0.061)
From tax return of capital	—		—	—	—	(0.006)	—
Total distributions	$(0.057)		$(0.102)	$(0.083)	$(0.045)	$(0.055)	$(0.156)
Net asset value — End of period	$7.040		$6.900	$6.650	$6.040	$4.990	$5.910
Total Return(3)	2.86%		5.35%	11.57%	22.04%	(14.70)%	(2.36)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$152,553		$150,343	$155,088	$139,528	$123,816	$167,290
Ratios (As a percentage of average daily net assets):
Expenses(4)	1.18	%(5)†	1.20%†	1.21%†	1.25%	1.23%	1.18%
Expenses after custodian fee reduction(4)	1.18	%(5)†	1.20%†	1.21%†	1.25%	1.23%	1.18%
Net investment income	1.46	%(5)†	1.19%†	1.13%†	0.40%	0.81%	1.47%
Portfolio Turnover of the Capital Growth Portfolio	94%		222%	213%	240%	231%	264%
Portfolio Turnover of the Investment Grade Income Portfolio	37%		66%	71%	65%	55%	46%
Portfolio Turnover of the Large-Cap Value Portfolio	28%		72%	56%	57%	—	—

(1)  Net investment income per share was computed using average shares outstanding.

(2)  The Fund, through its investment in the Investment Grade Income Portfolio, adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing market premium on fixed-income securities. The effect of this change for the year ended December 31, 2001 was a decrease in net investment income per share of $0.008, an increase in net realized and unrealized gain (loss) per share of $0.008 and a decrease in the ratio of net investment income to average net assets from 1.61% to 1.47%.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4)  Includes the Fund's share of its corresponding Portfolios' allocated expenses.

(5)  Annualized.

†  The expenses of one or more Portfolios reflect a voluntary reduction of the investment adviser fee. Had such actions not been taken, the ratios would have been the same.

See notes to financial statements

7

Eaton Vance Balanced Fund as of June 30, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class B
	Six Months Ended June 30, 2006		Year Ended December 31,
	(Unaudited)(1)		2005(1)(2)	2004(1)(2)	2003(1)(2)	2002(1)(2)	2001(1)(2)(3)
Net asset value — Beginning of period	$6.900		$6.620	$6.000	$4.950	$5.870	$6.150
Income (loss) from operations
Net investment income (loss)	$0.025		$0.029	$0.023	$(0.019)	$0.003	$0.041
Net realized and unrealized gain (loss)	0.145		0.265	0.622	1.072	(0.905)	(0.236)
Total income (loss) from operations	$0.170		$0.294	$0.645	$1.053	$(0.902)	$(0.195)
Less distributions
From net investment income	$(0.030)		$(0.014)	$(0.025)	$(0.003)	$(0.015)	$(0.053)
From net realized gain	—		—	—	—	—	(0.032)
From tax return of capital	—		—	—	—	(0.003)	—
Total distributions	$(0.030)		$(0.014)	$(0.025)	$(0.003)	$(0.018)	$(0.085)
Net asset value — End of period	$7.040		$6.900	$6.620	$6.000	$4.950	$5.870
Total Return(4)	2.47%		4.50%	10.63%	21.30%	(15.38)%	(3.13)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$32,579		$35,406	$39,336	$47,909	$34,516	$43,303
Ratios (As a percentage of average daily net assets):
Expenses(5)	1.93	%(6)†	1.95%†	1.96%†	2.00%	1.98%	1.93%
Expenses after custodian fee reduction(5)	1.93	%(6)†	1.95%†	1.96%†	2.00%	1.98%	1.93%
Net investment income (loss)	0.70	%(6)†	0.44%†	0.37%†	(0.35)%	0.06%	0.72%
Portfolio Turnover of the Capital Growth Portfolio	94%		222%	213%	240%	231%	264%
Portfolio Turnover of the Investment Grade Income Portfolio	37%		66%	71%	65%	55%	46%
Portfolio Turnover of the Large-Cap Value Portfolio	28%		72%	56%	57%	—	—

(1)  Net investment income (loss) per share was computed using average shares outstanding.

(2)  Per share data have been restated to reflect the effects of a 1.8816568-for-1 stock split effective on November 11, 2005.

(3)  The Fund, through its investment in the Investment Grade Income Portfolio, adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing market premium on fixed-income securities. The effect of this change for the year ended December 31, 2001 was a decrease in net investment income per share of $0.028, an increase in net realized and unrealized gain (loss) per share of $0.028 and a decrease in the ratio of net investment income to average net assets from 0.87% to 0.72%.

(4)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(5)  Includes the Fund's share of its corresponding Portfolios' allocated expenses.

(6)  Annualized.

†  The expenses of one or more Portfolios reflect a voluntary reduction of the investment adviser fee. Had such actions not been taken, the ratios would have been the same.

See notes to financial statements

8

Eaton Vance Balanced Fund as of June 30, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class C
	Six Months Ended June 30, 2006		Year Ended December 31,
	(Unaudited)(1)		2005(1)(2)	2004(1)(2)	2003(1)(2)	2002(1)(2)	2001(1)(2)(3)
Net asset value — Beginning of period	$6.910		$6.630	$6.020	$4.970	$5.890	$6.180
Income (loss) from operations
Net investment income (loss)	$0.025		$0.029	$0.024	$(0.019)	$0.003	$0.041
Net realized and unrealized gain (loss)	0.155		0.266	0.613	1.072	(0.904)	(0.241)
Total income (loss) from operations	$0.180		$0.295	$0.637	$1.053	$(0.901)	$(0.200)
Less distributions
From net investment income	$(0.030)		$(0.015)	$(0.027)	$(0.003)	$(0.016)	$(0.056)
From net realized gain	—		—	—	—	—	(0.034)
From tax return of capital	—		—	—	—	(0.003)	—
Total distributions	$(0.030)		$(0.015)	$(0.027)	$(0.003)	$(0.019)	$(0.090)
Net asset value — End of period	$7.060		$6.910	$6.630	$6.020	$4.970	$5.890
Total Return(4)	2.61%		4.43%	10.66%	21.25%	(15.40)%	(3.09)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$15,020		$14,069	$13,211	$10,344	$6,938	$7,434
Ratios (As a percentage of average daily net assets):
Expenses(5)	1.93	%(6)†	1.95%†	1.96%†	2.00%	1.98%	1.93%
Expenses after custodian fee reduction(5)	1.93	%(6)†	1.95%†	1.96%†	2.00%	1.98%	1.93%
Net investment income (loss)	0.72	%(6)†	0.44%†	0.38%†	(0.35)%	0.06%	0.72%
Portfolio Turnover of the Capital Growth Portfolio	94%		222%	213%	240%	231%	264%
Portfolio Turnover of the Investment Grade Income Portfolio	37%		66%	71%	65%	55%	46%
Portfolio Turnover of the Large-Cap Value Portfolio	28%		72%	56%	57%	—	—

(1)  Net investment income (loss) per share was computed using average shares outstanding.

(2)  Per share data have been restated to reflect the effects of a 1.795858-for-1 stock split effective on November 11, 2005.

(3)  The Fund, through its investment in the Investment Grade Income Portfolio, adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing market premium on fixed-income securities. The effect of this change for the year ended December 31, 2001 was a decrease in net investment income per share of $0.023, an increase in net realized and unrealized gain (loss) per share of $0.023 and a decrease in the ratio of net investment income to average net assets from 0.86% to 0.72%.

(4)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(5)  Includes the Fund's share of its corresponding Portfolios' allocated expenses.

(6)  Annualized.

†  The expenses of one or more Portfolios reflect a voluntary reduction of the investment adviser fee. Had such actions not been taken, the ratios would have been the same.

See notes to financial statements

9

Eaton Vance Balanced Fund as of June 30, 2006

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1  Significant Accounting Policies

Eaton Vance Balanced Fund (the Fund) is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund offers three classes of shares: Class A, Class B and Class C. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are subject to a contingent deferred sales charge (see Note 6). The Trustees have adopted a conversion feature pursuant to which Class B shares of the Fund automatically convert to Class A shares eight years after their purchase as described in the Fund's prospectus. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in the following three Portfolios: Capital Growth Portfolio, Investment Grade Income Portfolio and Large-Cap Value Portfolio (the Portfolios), which are New York Trusts. The investment objectives and policies of the three Portfolios combined are the same as those of the Fund. The value of the Fund's investment in the Portfolios reflects the Fund's proportionate interest in the net assets of Capital Growth Portfolio, Investment Grade Income Portfolio and Large-Cap Value Portfolio (75.8%, 61.7% and 2.1%, respectively, at June 30, 2006). The performance of the Fund is directly affected by the performance of the Portfolios. A copy of each Portfolio's financial statements is available on the EDGAR Database on the Securities and Exchange Commission's website (www.sec.gov), at the Commission's public reference room in Washington, DC or upon request from the Fund's principal underwriter, Eaton Vance Distributors Inc. (EVD) by calling 1-800-225-6265.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuations — Securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System generally are valued at the official NASDAQ closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on the principal exchange or board of trade on which the options are traded or, in the absence of sales on such date, at the mean between the latest bid and asked prices therefore. Futures positions on securities and currencies generally are valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If short-term debt securities are acquired with a remaining maturity of more than 60 days, they will be valued by a pricing service. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments held by the Portfolio for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

B  Income — The Fund's net investment income or loss consists of the Fund's pro rata share of the net investment income or loss of the Portfolios, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders, each year, substantially all of its net investment income and all or substantially all of its net

10

Eaton Vance Balanced Fund as of June 30, 2006

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At December 31, 2005, the Fund, for federal income tax purposes, had a capital loss carryover of $80,515, which will reduce the Fund's taxable income arising from future net realized gain on investment transactions, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. The capital loss carryover will expire on December 31, 2010. During the year ended December 31, 2005 capital loss carryovers of $12,075,438 were utilized to offset net realized gains.

D  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

E  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

F  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

G  Other — Investment transactions are accounted for on the date the securities are purchased or sold. Dividends to shareholders are recorded on the ex-dividend date.

H  Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian of the Fund. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Fund maintains with IBT. All credit balances, if any, are used to reduce the Fund's custodian fees and are reported as a reduction of expenses in the Statement of Operations.

I  Interim Financial Statements — The interim financial statements relating to June 30, 2006 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Fund's management reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2  Distributions to Shareholders

The Fund's present policy is to pay quarterly dividends from net investment income allocated to the Fund by the Portfolios (less the Fund's direct expenses) and to distribute at least annually all or substantially all of the net realized capital gains (reduced by any available capital loss carryforwards from prior years) so allocated. Shareholders may reinvest all distributions in shares of the same class of the Fund at the per share net asset value as of the close of business on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in-capital.

3  Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

Class A	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005
Sales	739,003	1,079,872
Issued to shareholders electing to receive payments of distributions in Fund shares	116,304	224,348
Redemptions	(1,307,324)	(3,293,551)
Exchange from Class B shares	329,934	478,015
Net decrease	(122,083)	(1,511,316)

11

Eaton Vance Balanced Fund as of June 30, 2006

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

Class B	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005(1)
Sales	413,738	923,563
Issued to shareholders electing to receive payments of distributions in Fund shares	16,331	8,732
Redemptions	(604,756)	(1,265,153)
Exchange to Class A shares	(329,953)	(479,205)
Net decrease	(504,640)	(812,063)
Class C	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005(1)
Sales	346,284	457,040
Issued to shareholders electing to receive payments of distributions in Fund shares	7,447	3,868
Redemptions	(259,996)	(417,958)
Net increase	93,735	42,950

(1)  Transactions reflect the effects of a 1.8816568-for-1 stock split for Class B shares and 1.795858-for-1 stock split for Class C shares effective on November 11, 2005.

4  Transactions with Affiliates

Eaton Vance Management (EVM) serves as the administrator of the Fund, but receives no compensation. The Portfolios have engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. For the Capital Growth Portfolio, the fee is computed at the monthly rate of 5/96 of 1% (0.625% per annum) of the Portfolio's average daily net assets up to and including $170 million and 1/24 of 1% (0.50% per annum) of average daily net assets over $170 million. For the Investment Grade Income Portfolio, the fee is computed at the monthly rate of 5/96 of 1% (0.625% per annum) of the Portfolio's average daily net assets up to and including $130 million and 1/24 of 1% (0.50% per annum) of average daily net assets over $130 million. For the Large-Cap Value Portfolio, the fee is computed at the annual rate of 0.625% (annualized) of the Portfolio's average daily net assets. BMR has contractually agreed to reduce Large-Cap Value Portfolio's advisory fee to 0.600% annually on net assets of $2 billion but less than $5 billion and to further reduce its advisory fee on net assets of $5 billion or more. This contractual reduction, which cannot be terminated or modified without Trustee and shareholder consent, was accepted by a vote of the Trustees on March 27, 2006. Except as to Trustees of the Fund and the Portfolios who are not members of EVM's or BMR's organizations, officers and Trustees receive remuneration for their services to the Fund out of such investment adviser fee. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of those services. For the six months ended June 30, 2006, EVM received $8,189 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $18,507 as its portion of the sales charge on sales of Class A shares for the six months ended June 30, 2006.

Certain officers and Trustees of the Fund and of the Portfolios are officers of the above organizations.

5  Distribution Plans

Class A has in effect a distribution plan pursuant to Rule 12b-1 (Class A Plan). The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% of the Fund's average daily net assets attributable to Class A shares for each fiscal year for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued for the six months ended June 30, 2006 amounted to $191,804 for Class A shares. The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Class B and Class C Plans require the Fund to pay EVD amounts equal to 1/365 of 0.75% (annualized) of the Fund's average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for the Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and daily amounts theretofore paid to EVD by each respective class. The fund paid or accrued $129,898 and $55,794 for Class B and Class C shares, respectively, to or payable to EVD for the six months ended June 30, 2006, representing 0.75% (annualized) of the average daily net assets for Class B and Class C shares. At June 30, 2006, the amount of Uncovered Distribution Charges of EVD calculated under the Plans was approximately $505,000 and $1,891,000 for Class B and Class C shares, respectively. The Class B and Class C Plans also authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% annually of the average daily net assets attributable to that Class. Service fees are paid for personal services and/or the maintenance of shareholder accounts.

12

Eaton Vance Balanced Fund as of June 30, 2006

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

They are separate and distinct from the Class B and Class C sales commissions and distribution fees and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges to EVD. Service fees paid or accrued for the six months ended June 30, 2006 amounted to $43,299 and $18,598 for Class B and Class C shares, respectively.

6  Contingent Deferred Sales Charge

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. A CDSC of 1% is imposed on any redemption of Class A shares made within 12 months of purchase that were acquired at net asset value if the purchase amount was $1 million or more. Investors who purchase Class A shares in a single fund purchased in a single transaction at net asset value in amounts of $5 million or more will not be subject to any CDSC for such investment or any subsequent investment in the same fund. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. The Class B CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares will be subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited circumstances. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Distribution Plans (see Note 5). CDSC charges received when no Uncovered Distribution Charges exist will be retained by the Fund. The Fund was informed that EVD received approximately $39,000 and $3,000 of CDSC paid by shareholders for Class B and Class C shares, respectively, for the six months ended June 30, 2006.

7  Investment Transactions

Increases and decreases in the Fund's investment in the Capital Growth Portfolio for the six months ended June 30, 2006, aggregated $2,315,609 and $12,000,000, respectively. There were no changes in the Fund's investment in the Investment Grade Income Portfolio for the six months ended June 30, 2006. Increases and decreases in the Fund's investment in the Large-Cap Value Portfolio for the six months ended June 30, 2006, aggregated $12,000,000 and $7,727,585, respectively.

8  Investment in Portfolios

For the six months ended June 30, 2006, the Fund was allocated net investment income and realized and unrealized gain (loss) from the Portfolios as follows:

	Capital Growth Portfolio	Investment Grade Income Portfolio	Large-Cap Value Portfolio	Total
Dividend & interest income	$422,790	$1,465,547	$756,287	$2,644,624
Securities lending income, net	27,199	2,233	4,564	33,996
Expenses	(303,105)	(236,690)	(197,550)	(737,345)
Net investment income	$146,884	$1,231,090	$563,301	$1,941,275
Net realized gain (loss) —
Investment transactions (identified cost basis)	$3,745,958	$(486,436)	$1,356,339	$4,615,861
Foreign currency transactions	(12,543)	—	1,277	(11,266)
Swap contracts	—	122	—	122
Net realized gain (loss)	$3,733,415	$(486,314)	$1,357,616	$4,604,717
Change in unrealized appreciation (depreciation)
Investments	$(681,353)	$(1,305,308)	$1,642,164	$(344,497)
Foreign currency	(72)	—	267	195
Swap contracts	—	(314)	—	(314)
Net change in unrealized appreciation (depreciation)	$(681,425)	$(1,305,622)	$1,642,431	$(344,616)

9  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, ("FIN 48") "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes." This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods,

13

Eaton Vance Balanced Fund as of June 30, 2006

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

disclosure and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006. The Fund is currently evaluating the impact of applying the various provisions of FIN 48.

14

Eaton Vance Balanced Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees") cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on March 27, 2006, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Special Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Special Committee reviewed information furnished for a series of meetings of the Special Committee held in February and March 2006. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund managed by it;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

15

Eaton Vance Balanced Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS CONT'D

In addition to the information identified above, the Special Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve month period ended March 31, 2006, the Board met nine times and the Special Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met eight, twelve and five times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Special Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Special Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Special Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Special Committee concluded that the continuance of the investment advisory agreements of the Capital Growth Portfolio, the Large-Cap Value Portfolio and the Investment Grade Income Portfolio (the "Portfolios"), the portfolios in which the Eaton Vance Balanced Fund (the "Fund") invests, each with Boston Management and Research (the "Adviser"), including their fee structures, is in the interests of shareholders and, therefore, the Special Committee recommended to the Board approval of each agreement. The Board accepted the recommendation of the Special Committee as well as the factors considered and conclusions reached by the Special Committee with respect to each agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for each Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreements of the Portfolios, the Board evaluated the nature, extent and quality of services provided to the Portfolios by the Adviser.

The Board considered the Adviser's management capabilities and investment process with respect to the types of investments held by the Portfolios, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolios. For the Capital Growth Portfolio and the Large-Cap Value Portfolio, the Board noted the Advisor's in-house equity research capabilities. For all the Portfolios, the Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to each Portfolio by senior management.

The Board reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the National Association of Securities Dealers.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreements.

16

Eaton Vance Balanced Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS CONT'D

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2005 for the Fund. The Board also considered the performance of the underlying Portfolios. The Board concluded that the Fund's performance is satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates payable by the Portfolios and the Fund (referred to as "management fees"). As part of its review, the Board considered the management fees and the Fund's total expense ratio for the one-year period ended September 30, 2005, as compared to a group of similarly managed funds selected by an independent data provider.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund's total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund, the Portfolios and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Fund and the Portfolios.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and Portfolios increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. The Board noted that, at its request, the Adviser had agreed to add four new breakpoints for the Large-Cap Value Portfolio with respect to assets that exceed $2 billion, $5 billion, and $10 billion. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Portfolios, the structure of the advisory fees, several of which include breakpoints at various asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

17

Eaton Vance Balanced Fund

INVESTMENT MANAGEMENT

Eaton Vance Balanced Fund

Officers
Thomas E. Faust Jr.
President
J. Scott Craig
Vice President
Gregory R. Greene
Vice President
Elizabeth S. Kenyon
Vice President
Duke E. Laflamme
Vice President
Thomas H. Luster
Vice President
George C. Pierides
Vice President
Barbara E. Campbell
Treasurer
Alan R. Dynner
Secretary
Paul M. O'Neil
Chief Compliance Officer	Trustees Samuel L. Hayes, III Chairman Benjamin C. Esty James B. Hawkes William H. Park Ronald A. Pearlman Norton H. Reamer Lynn A. Stout Ralph F. Verni

Capital Growth Portfolio
Investment Grade Income Portfolio
Large-Cap Value Portfolio

Officers
Elizabeth S. Kenyon
President and Portfolio
Manager of Investment
Grade Income Portfolio
Duncan W. Richardson
President of Capital
Growth Portfolio and
Large-Cap Value Portfolio
Arieh Coll
Vice President and Portfolio
Manager of Capital Growth
Portfolio
Michael R. Mach
Vice President and Portfolio
Manager of Large-Cap Value
Portfolio
Thomas H. Luster
Vice President of Investment
Grade Income Portfolio
William J. Austin, Jr.
Treasurer
Alan R. Dynner
Secretary
Paul M. O'Neil
Chief Compliance Officer	Trustees Samuel L. Hayes, III Chairman Benjamin C. Esty James B. Hawkes William H. Park Ronald A. Pearlman Norton H. Reamer Lynn A. Stout Ralph F. Verni

18

This Page Intentionally Left Blank

This Page Intentionally Left Blank

Investment Grade Income Portfolio as of June 30, 2006

PORTFOLIO OF INVESTMENTS (Unaudited)

Corporate Bonds — 31.0%

Security	Principal Amount (000's omitted)	Value
Aerospace / Defense — 1.0%
Lockheed Martin Corp., 7.20%, 5/1/36	$665	$743,571
United Technologies Corp., 7.00%, 9/15/06	275	275,771
		$1,019,342
Banks — 2.3%
Inter-American Development Bank, 6.95%, 8/1/26	$220	$247,284
Inter-American Development Bank, 8.40%, 9/1/09	1,000	1,082,435
USB Capital IX, 6.189%, Perpetual(1)	1,000	978,884
		$2,308,603
Beverages — 1.1%
Coca-Cola Enterprises, 7.00%, 10/1/26	$1,065	$1,145,599
		$1,145,599
Cable Television — 0.1%
Comcast Cable Communication, 8.50%, 5/1/27	$85	$99,643
		$99,643
Computers and Peripherals — 1.5%
IBM Corp., 6.22%, 8/1/27	$1,550	$1,549,007
		$1,549,007
Conglomerates — 0.5%
ITT Corp., 8.55%, 6/15/09	$450	$480,490
		$480,490
Containers-Paper/Plastic — 0.5%
First Brands Corp., 7.25%, 3/1/07	$505	$508,522
		$508,522
Diversified Manufacturing — 1.5%
Ingersoll-Rand Co., 6.48%, 6/1/25	$69	$71,323
Ingersoll-Rand, MTN, 6.015%, 2/15/28	1,310	1,353,974
Ingersoll-Rand, MTN, 6.13%, 11/18/27	90	93,777
		$1,519,074

Security	Principal Amount (000's omitted)	Value
Drugs — 0.4%
Merck & Co., Inc., MTN, 5.76%, 5/3/37	$405	$404,852
		$404,852
Financial Services — 6.5%
American General Finance Corp., 5.40%, 12/1/15	$1,475	$1,401,715
Associates Corp., N.A., 5.96%, 5/15/37	30	31,421
Commercial Credit Corp., 8.70%, 6/15/10	100	110,397
General Electric Capital Corp., 5.00%, 6/15/07	1,000	994,535
General Electric Capital Corp., MTN, 4.819%, 3/2/09(1)	710	697,575
JP Morgan Chase & Co., 5.15%, 10/1/15	1,175	1,098,717
Lehman Brothers Holdings, MTN, 5.20%, 4/20/07(1)	675	675,991
Merrill Lynch & Co., MTN, 5.41%, 2/6/09(1)	710	713,646
Merrill Lynch & Co., MTN, 5.519%, 1/31/08(1)	260	259,815
SLM Corp., MTN, 5.32%, 7/25/07(1)	635	636,650
		$6,620,462
Foods — 2.2%
Conagra Foods, Inc., 6.70%, 8/1/27	$1,225	$1,282,076
Sysco Corp., 7.16%, 4/15/27	810	900,522
		$2,182,598
Household Products — 0.6%
Procter & Gamble Co., 8.00%, 9/1/24	$485	$597,567
		$597,567
Medical Products — 2.4%
Bard (C.R.), Inc., 6.70%, 12/1/26	$1,100	$1,144,026
Beckman Coulter, Inc., 7.05%, 6/1/26	1,200	1,290,658
		$2,434,684
Metals — 0.9%
Barrick Gold Finance, Inc., 7.50%, 5/1/07	$885	$897,503
		$897,503
Oil and Gas-Equipment and Services — 0.3%
Transocean, Inc., 7.45%, 4/15/27	$240	$267,840
		$267,840
Retail-Building Products — 1.4%
Lowe's Cos., Inc., MTN, 7.11%, 5/15/37	$1,240	$1,394,702
		$1,394,702

See notes to financial statements

4

Investment Grade Income Portfolio as of June 30, 2006

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Security	Principal Amount (000's omitted)	Value
Super Regional Banks — 3.7%
Bank of America Corp., MTN, 6.975%, 3/7/37	$1,090	$1,181,341
First Union Corp., 6.824%, 8/1/26	1,720	1,961,211
SunTrust Banks, 6.00%, 1/15/28	370	372,890
SunTrust Banks, 7.375%, 7/1/06	270	270,000
		$3,785,442
Telecommunications — 1.2%
Harris Corp., 6.35%, 2/1/28	$225	$228,338
Verizon Wireless Capital LLC, 5.375%, 12/15/06	1,000	999,006
		$1,227,344
Telephone-Integrated — 1.2%
BellSouth Capital Funding, 6.04%, 11/15/26	$1,250	$1,251,274
		$1,251,274
Utilities — 1.7%
Baltimore Gas and Electric, MTN, 6.73%, 6/12/12	$500	$514,248
Oklahoma Gas and Electric, 6.65%, 7/15/27	1,210	1,255,498
		$1,769,746
Total Corporate Bonds (identified cost $32,141,360)		$31,464,294

Asset Backed Securities — 3.9%

Security	Principal Amount (000's omitted)	Value
BOIT, Series 2003-B1, Class B-1, 5.569%, 12/15/10(1)	$935	$939,883
CCCIT Series 2003-A4, Class A4, 5.484%, 3/20/09(1)	1,000	1,001,182
CHAMT Series 2004-1B, Class B, 5.399%, 5/15/09(1)	935	935,520
MBNAS, Series 2003-A3, Class A3, 5.319%, 8/16/10(1)	1,000	1,002,543
TAOT, Series 2003-B Class A3, 5.229%, 8/15/07(1)	64	64,379
Total Asset Backed Securities (identified cost, $3,940,330)		$3,943,507

Mortgage-Backed Securities — 21.3%

Security	Principal Amount (000's omitted)	Value
FHLMC, Gold Pool #B10129, 3.50%, 10/1/18	$847	$763,649
FHLMC, Gold Pool #E00421, 6.00%, 3/1/11	148	147,744
FHLMC, Gold Pool #E00598, 5.50%, 12/1/13	775	761,602
FHLMC, Gold Pool #E00617, 5.50%, 1/1/14	1,079	1,060,243
FHLMC, Gold Pool #G90033, 7.00%, 2/17/17	1,189	1,206,584
FHLMC, PAC CMO, Series 1564-H, 6.50%, 8/15/08	60	60,384
FHLMC, PAC CMO, Series 1626-PT, 6.00%, 12/15/08	522	522,824
FHLMC, PAC CMO, Series 1637-G, 6.00%, 6/15/23(2)	150	150,973
FHLMC, PAC CMO, Series 1758-G, 5.50%, 10/15/09	234	233,257
FHLMC, PAC CMO, Series 2114-PR, 6.00%, 1/15/28	1,208	1,209,213
FHLMC, PAC CMO, Series 2519-NG, 5.50%, 5/15/28	1,479	1,474,527
FHLMC, PAC CMO, Series 2534-HG, 4.50%, 4/15/16	986	965,702
FHLMC, PAC CMO, Series 2542-PY, 5.00%, 6/15/28	576	570,558
FHLMC, PAC CMO, Series 2791-YM, 5.50%, 12/15/24	1,200	1,199,229
FHLMC, PAC CMO, Series 2968-PK, 5.50%, 5/15/25	1,071	1,066,343
FNMA, CMO, Series 2002-86-KB, 5.00%, 5/25/16	1,407	1,388,597
FNMA, CMO, Series 2003-25-EC, 4.50%, 3/25/17	681	663,236
FNMA, PAC CMO, Series 1993-117-J, 6.50%, 7/25/08	552	554,097
FNMA, PAC CMO, Series 1993-211-PJ, 6.00%, 11/25/08	217	217,046
FNMA, PAC CMO, Series 1994-30-JA, 5.00%, 7/25/23(2)	483	476,787
FNMA, PAC CMO, Series 2002-56-WB, 4.90%, 3/25/29	1,044	1,033,977
FNMA, PAC CMO, Series 2002-82-XJ, 4.50%, 9/25/12	305	303,598
FNMA, PAC CMO, Series 2003-8-QB, 4.50%, 12/25/12	252	249,786
FNMA, PAC CMO, Series 2005-63-PA, 5.50%, 10/25/24	1,200	1,194,008
FNMA, Pool #323844, 7.00%, 7/1/14	1,099	1,128,266
FNMA, Pool #448183, 5.50%, 10/1/13	162	159,533
FNMA, Pool #458151, 6.00%, 11/15/18	638	641,399
FNMA, Pool #535454, 6.00%, 2/1/15	273	274,082
FNMA, Pool #545937, 6.00%, 6/1/14	260	261,381
FNMA, Pool #545948, 6.00%, 12/1/14	181	181,735
FNMA, Pool #725169, 8.00%, 3/1/13	495	510,523
GNMA, Pool #780688, 7.00%, 12/15/23(2)	245	254,193
GNMA, Pool #781412, 6.50%, 2/15/17	644	655,682
Total Mortgage-Backed Securities (identified cost, $21,938,667)		$21,540,758

See notes to financial statements

5

Investment Grade Income Portfolio as of June 30, 2006

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

U.S. Treasury Obligations — 24.8%

Security	Principal Amount (000's omitted)	Value
U.S. Treasury Bond, 5.375%, 2/15/31(3)	$1,000	$1,017,579
U.S. Treasury Bond, 6.25%, 8/15/23	2,800	3,088,971
U.S. Treasury Inflation Index Note, 4.25%, 1/15/10	1,424	1,513,655
U.S. Treasury Note, 3.25%, 1/15/09	300	286,758
U.S. Treasury Note, 4.00%, 2/15/14(3)	12,880	11,969,346
U.S. Treasury Note, 4.25%, 8/15/13(3)	2,890	2,742,792
U.S. Treasury Note, 5.125%, 5/15/16(3)	4,000	3,996,564
U.S. Treasury Note, 6.00%, 8/15/09	500	512,637
Total U.S. Treasury Obligations (identified cost, $25,719,671)		$25,128,302

U.S. Government Obligations — 12.8%

Security	Principal Amount (000's omitted)	Value
Federal Home Loan Bank, 5.25%, 3/2/09	$1,600	$1,589,141
Federal Home Loan Bank, 5.375%, 5/18/16	2,500	2,472,015
Federal Home Loan Mortgage Corp., 4.069%, 7/25/08(1)	1,400	1,382,689
Federal Home Loan Mortgage Corp., 5.25%, 4/18/16	2,500	2,450,130
Federal National Mortgage Association, 5.00%, 11/23/07	1,200	1,189,073
Federal National Mortgage Association, MTN, 6.625%, 9/15/09	3,000	3,103,767
Tennessee Valley Authority, 4.875%, 12/15/16	825	824,086
Total U.S. Government Obligations (identified cost, $13,094,024)		$13,010,901

Preferred Stocks — 2.5%

Security	Shares	Value
U.S. Government Obligations — 2.5%
Federal National Mortgage Association, Series K, 5.396%(1)	50,000	$2,505,000
		$2,505,000
Total Preferred Stocks (identified cost $2,515,000)		$2,505,000

Commercial Paper — 1.1%

Security	Principal Amount (000's omitted)	Value
HSBC Finance Corp., 5.29%, 7/3/06	$1,134	$1,133,667
Total Commercial Paper (at amortized cost, $1,133,667)		$1,133,667

Short-Term Investments — 20.3%

Security	Principal Amount (000's omitted)	Value
Eaton Vance Cash Collateral Fund, LLC, 5.19%(4)	$18,609	$18,609,279
Investors Bank and Trust Company Time Deposit, 5.30%, 7/3/06	2,000	2,000,000
Total Short-Term Investments (at amortized cost, $20,609,279)		$20,609,279

Put Swaptions Purchased — 0.4%

Security	Contracts	Value
Option to receive Libor Rate plus 0.375%, and pay 6.22%, expires 08/01/07	1,550,000	$55,228
Option to receive Libor Rate minus 0.46%, and pay 5.375%, expires 05/18/07	2,500,000	42,883
Option to receive Libor Rate minus 0.47%, and pay 5.40%, expires 12/01/07	1,475,000	29,135
Option to receive Libor Rate minus 0.58%, and pay 5.25%, expires 04/18/07	2,500,000	40,157
Option to receive Libor Rate minus 0.62%, and pay 5.15%, expires 10/01/07	1,175,000	24,409
Option to receive Libor Rate minus 0.70%, and pay 5.125%, expires 05/15/07	4,000,000	67,935
Option to receive Libor Rate plus 0.35%, and pay 6.25%, expires 08/15/07	3,500,000	103,539
		$363,286
Total Put Swaptions Purchased (identified cost $385,690)		$363,286
Total Investments — 118.1% (identified cost $121,477,688)		$119,698,994
Other Assets, Less Liabilities — (18.1)%		$(18,323,187)
Net Assets — 100.0%		$101,375,807

See notes to financial statements

6

Investment Grade Income Portfolio as of June 30, 2006

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

BOIT - Bank One Issuance Trust

CCCIT - Citibank Credit Card Issuance Trust

CHAMT - Chase Credit Card Master Trust

CMO - Collateralized Mortgage Obligations

FHLMC - Federal Home Loan Mortgage Corporation (Freddie Mac)

FNMA - Federal National Mortgage Association (Fannie Mae)

GNMA - Government National Mortgage Association (Ginnie Mae)

MBNAS - MBNA Credit Card Master Note Trust

MTN - Medium-Term Note

PAC - Planned Amortization Class

TAOT - Toyota Auto Receivables Owner Trust

(1)  Variable rate security. The stated interest rate represents the rate in effect at June 30, 2006.

(2)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

(3)  All or a portion of these securities were on loan at June 30, 2006.

(4)  Affiliated fund investing in high quality, U.S. dollar denominated money market instruments that is available only to Eaton Vance portfolios and funds. The rate shown is the annualized seven-day yield as of June 30, 2006. The amount invested therein by the Portfolio represents cash collateral received for securities on loan at June 30, 2006. Other Assets, Less Liabilities includes an equal and offsetting liability of the Portfolio to repay collateral amounts upon the return of loaned securities.

See notes to financial statements

7

Investment Grade Income Portfolio as of June 30, 2006

FINANCIAL STATEMENTS (Unaudited)

Statement of Assets and Liabilities

As of June 30, 2006

Assets
Investments, at value including securities on loan of $17,908,407 (identified cost, $121,477,688)	$119,698,994
Cash	1,488
Interest and dividends receivable	1,271,795
Total assets	$120,972,277
Liabilities
Collateral for securities loaned	$18,609,279
Payable for investments purchased	812,363
Payable to affiliate for investment advisory fee	52,649
Payable for open swaption contracts	512
Payable to affiliate for Trustees' fees	2,305
Accrued expenses	119,362
Total liabilities	$19,596,470
Net Assets applicable to investors' interest in Portfolio	$101,375,807
Sources of Net Assets
Net proceeds from capital contributions and withdrawals	$103,153,017
Net unrealized depreciation (computed on the basis of identified cost)	(1,777,210)
Total	$101,375,807

Statement of Operations

For the Six Months Ended
June 30, 2006

Investment Income
Interest	$2,335,618
Dividends	67,450
Securities lending income, net	5,525
Total investment income	$2,408,593
Expenses
Investment adviser fee	$321,484
Trustees' fees and expenses	4,507
Custodian fee	34,530
Legal and accounting services	25,552
Miscellaneous	2,404
Total expenses	$388,477
Net investment income	$2,020,116
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$(791,275)
Swap contracts	198
Net realized loss	$(791,077)
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$(2,154,594)
Swap contracts	(512)
Net change in unrealized appreciation (depreciation)	$(2,155,106)
Net realized and unrealized loss	$(2,946,183)
Net decrease in net assets from operations	$(926,067)

See notes to financial statements

8

Investment Grade Income Portfolio as of June 30, 2006

FINANCIAL STATEMENTS (Unaudited) CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005
From operations — Net investment income	$2,020,116	$3,556,113
Net realized gain (loss) from investment transactions and swap contracts	(791,077)	721,528
Net change in unrealized appreciation (depreciation) from investments and swap contracts	(2,155,106)	(2,113,344)
Net increase (decrease) in net assets from operations	$(926,067)	$2,164,297
Capital transactions — Contributions	$2,897,318	$9,391,287
Withdrawals	(5,176,661)	(7,252,070)
Net increase (decrease) in net assets from capital transactions	$(2,279,343)	$2,139,217
Net increase (decrease) in net assets	$(3,205,410)	$4,303,514
Net Assets
At beginning of period	$104,581,217	$100,277,703
At end of period	$101,375,807	$104,581,217

See notes to financial statements

9

Investment Grade Income Portfolio as of June 30, 2006

FINANCIAL STATEMENTS CONT'D

Supplementary Data

	Six Months Ended June 30, 2006		Year Ended December 31,
	(Unaudited)		2005	2004	2003	2002	2001(1)
Ratios/Supplemental Data
Ratios (As a percentage of average daily net assets):
Expenses	0.76	%(2)	0.76%	0.75%	0.76%	0.76%	0.75%
Net investment income	3.96	%(2)	3.48%	3.43%	3.44%	4.70%	5.42%
Portfolio Turnover	37%		66%	71%	65%	55%	46%
Total Return	(0.87)%		2.15%	3.98%	3.76%	10.75%	9.04%
Net assets, end of period (000's omitted)	$101,376		$104,581	$100,278	$91,644	$94,066	$91,189

(1)  The Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing market premium on fixed-income securities. The effect of this change for the year ended December 31, 2001 was a decrease in the ratio of net investment income to average net assets from 5.76% to 5.42%.

(2)  Annualized.

See notes to financial statements

10

Investment Grade Income Portfolio as of June 30, 2006

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1  Significant Accounting Policies

Investment Grade Income Portfolio (the Portfolio) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Portfolio, which was organized as a trust under the laws of the State of New York on February 28, 2000, seeks to achieve current income and total return by investing in a portfolio consisting primarily of fixed-income securities. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At June 30, 2006, the Eaton Vance Balanced Fund held a 61.7% interest in the Portfolio and another investor held a 11.1% interest. The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuations — Debt securities (other than short-term obligations maturing in sixty days or less), including listed securities and securities for which price quotations are available and forward contracts, will normally be valued on the basis of market valuations furnished by pricing services. Short-term obligations and money market securities maturing in 60 days or less are valued at amortized cost which approximates value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the base currency and translated to U.S. dollars at the current exchange rate. Investments for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

B  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

C  Income Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio's understanding of the applicable countries' tax rules and rates.

D  Swaptions — During the six months ended June 30, 2006, the Portfolio purchased swaptions, for the purposes of hedging against adverse movements in interest rates. The contract grants the Portfolio, in return for payment of the purchase price, the right, but not the obligation, to enter into an interest rate swap, at preset terms, with the seller on the expiration date of the contract. The Portfolio pays a premium to the writer, which is recorded as an investment and subsequently marked to market to reflect the current value of the swaption. Premiums paid for swaptions that expire are treated as realized losses. Premiums paid for swaptions, which are exercised or closed, are added to the amounts paid or offset against the proceeds on the underlying swap transaction to determine the realized gain or loss. The writer of the swaption bears the risk of unfavorable changes in the preset rate of the underlying interest rate swap. The Portfolio's risk is limited to the premium paid.

E  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

11

Investment Grade Income Portfolio as of June 30, 2006

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

G  Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian to the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Portfolio maintains with IBT. All credit balances, if any, are used to reduce the Portfolio's custodian fees and are reported as a reduction of expenses in the Statement of Operations.

H  Other — Investment transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on securities sold are determined on the basis of identified cost.

I  Credit Default Swaps — The Portfolio may enter into credit default swaps to buy or sell credit protection on an individual issuer or a basket of issuers of bonds. When the Portfolio is the buyer of a credit default swap contract, the Portfolio is entitled to receive the par or other agreed-upon value, of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Portfolio would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Portfolio would have spent the stream of payments and received no benefit from the contract. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay upon default of the referenced debt obligation. As the seller, the Portfolio might effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio might be subject to investment exposure on the notional amount of the swap. During the period that the credit default swap contract is open, the contract is marked to market in accordance with the terms of the contract based on the current interest rate spreads and credit risk of the referred obligation of the underlying issuer and interest accrual through valuation date. Changes in the value of credit default swap contracts are recorded as unrealized gains or losses and periodic cash settlements are recorded as realized gains or losses. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.

J  Interim Financial Statements — The interim financial statements relating to June 30, 2006 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Portfolio's management reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. The fee is computed at the monthly rate of 5/96 of 1% (0.625% per annum) of the Portfolio's average daily net assets up to and including $130 million and 1/24 of 1% (0.50% per annum) of average daily net assets over $130 million. For the six months ended June 30, 2006, the fee was equivalent to 0.625% (annualized) of the Portfolio's average net assets for such period and amounted to $321,484. Except as to Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee. Certain officers and Trustees of the Portfolio are officers of the above organizations. Trustees of the Portfolio that are not affiliated with the investment adviser may elect to defer receipt of all or a portion of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the six months ended June 30, 2006, no significant amounts have been deferred.

3  Investment Transactions

Purchases and sales of investments (including maturities and paydowns), other than U.S. Government and agency securities and short-term obligations, aggregated $4,000,976, and $2,933,915, respectively. Purchases and sales of U.S. Government and agency securities (including maturities and paydowns) aggregated $33,057,636 and $33,371,879, respectively for the six months ended June 30, 2006.

4  Securities Lending Agreement

The Portfolio has established a securities lending agreement with a securities lending agent, IBT, in which the Portfolio lends portfolio securities to qualified borrowers in exchange for collateral consisting of either cash or U. S. government securities in an amount at least equal to the market value of the securities on loan. Cash collateral is invested in Eaton Vance Cash Collateral Fund, LLC (Cash Collateral Fund). Cash Collateral Fund invests in high quality money market instruments. The Portfolio earns interest on the amount invested in Cash Collateral Fund but it must pay the broker a loan rebate fee computed as a varying percentage of the collateral received. In addition, the Portfolio pays IBT a lending agent fee computed as a percentage of the earnings on its investment in Cash Collateral Fund less the loan rebate fee. The loan rebate fee

12

Investment Grade Income Portfolio as of June 30, 2006

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

and lending agent fee paid by the Portfolio amounted to $187,847 and $973, respectively, for the six months or year ended month, date, year. At month, date, year, the value of the securities loaned and the value of the collateral amounted to $17,908,407 and $18,609,279, respectively. In the event of counterparty default, the Portfolio is subject to potential loss if it is delayed or prevented from exercising its right to dispose of the collateral. The Portfolio bears risk in the event that invested collateral is not sufficient to meet obligations due on loans.

5  Federal Income Tax Basis of Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) in value of the investments owned at June 30, 2006, as computed on a federal income tax basis, were as follows:

Aggregate cost	$122,132,792
Gross unrealized appreciation	$304,095
Gross unrealized depreciation	(2,737,893)
Net unrealized depreciation	$(2,433,798)

The unrealized depreciation on swap contracts at June 30, 2006 is $512.

6  Line of Credit

The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each portfolio or fund based on its borrowings at an amount above the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the six months ended June 30, 2006.

7  Financial Instruments

The Portfolio regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities and to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency contracts, financial futures contracts and swaps and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at June 30, 2006 is as follows:

Credit Default Swaps
Notional Amount	Expiration Date	Description	Net Unrealized Appreciation (Depreciation)
$2,000,000 USD	6/20/2011	Agreement with JP Morgan dated 6/17/06 whereby the Portfolio will receive 0.35% per year times the notional amount. The Portfolio makes a payment only upon a default event on the reference entity, HSBC Capital Funding, PLC.	$325
$2,000,000 USD	6/20/2011	Agreement with JP Morgan dated 6/17/06 whereby the Portfolio will pay 0.095% per year times the notional amount. The Portfolio receives a payment only upon a default event on the reference entity, HSBC Bank, PLC	(837)

At June 30, 2006, the Portfolio had sufficient cash to cover potential obligations arising from open credit default swap contracts.

13

Investment Grade Income Portfolio as of June 30, 2006

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

  8  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, ("FIN 48") "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes." This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006. The Portfolio is currently evaluating the impact of applying the various provisions of FIN 48.

14

Capital Growth Portfolio as of June 30, 2006

PORTFOLIO OF INVESTMENTS (Unaudited)

Common Stocks — 89.3%
Security	Shares	Value
Aerospace & Defense — 0.3%
L-3 Communications Holdings, Inc.	4,000	$301,680
		$301,680
Biotechnology — 3.4%
Celgene Corp.(1)	70,000	$3,320,100
Ligand Pharmaceuticals, Inc., Class B(1)(2)	10,379	87,703
		$3,407,803
Capital Markets — 2.3%
E*Trade Financial Corp.(1)	98,500	$2,247,770
		$2,247,770
Communications Equipment — 3.1%
Corning, Inc.(1)	50,000	$1,209,500
Research in Motion, Ltd.(1)	26,368	1,839,695
		$3,049,195
Computer Peripherals — 1.9%
Apple Computer, Inc.(1)	32,500	$1,856,400
		$1,856,400
Computer Services — 0.5%
TALX Corp.	23,000	$503,010
		$503,010
Diversified Consumer Services — 1.9%
Bright Horizons Family Solutions, Inc.(1)	7,500	$282,675
DeVry, Inc.(1)(2)	57,000	1,252,290
ITT Educational Services, Inc.(1)	6,000	394,860
		$1,929,825
Diversified Telecommunication Services — 0.9%
Embarq Corp.(1)	22,000	$901,780
		$901,780

Security	Shares	Value
Electric Utilities — 1.5%
British Energy Group PLC(1)	44,000	$546,716
Endesa, SA	27,000	937,819
		$1,484,535
Electronic Equipment & Instruments — 0.2%
Photon Dynamics, Inc.(1)	13,724	$171,824
		$171,824
Food & Staples Retailing — 2.7%
Shoppers Drug Mart Corp.	24,000	$874,022
Walgreen Co.	40,000	1,793,600
		$2,667,622
Health Care Providers & Services — 3.5%
Caremark Rx, Inc.	38,000	$1,895,060
DaVita, Inc.(1)(2)	12,000	596,400
Henry Schein, Inc.(1)	22,000	1,028,060
		$3,519,520
Hotels, Restaurants & Leisure — 1.8%
Burger King Holdings, Inc.(1)(2)	17,633	$277,720
CKE Restaurants, Inc.(2)	35,000	581,350
Intrawest Corp.	31,000	987,660
		$1,846,730
Independent Power Producers & Energy Traders — 2.4%
Dynegy, Inc., Class A(1)	355,000	$1,941,850
Solarworld AG	7,500	470,575
		$2,412,425
Insurance — 3.7%
Admiral Group PLC	125,000	$1,433,820
AON Corp.	14,000	487,480
PartnerRe, Ltd.(2)	27,000	1,729,350
		$3,650,650

See notes to financial statements

1

Capital Growth Portfolio as of June 30, 2006

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Security	Shares	Value
Internet Software & Services — 6.5%
DealerTrack Holdings, Inc.(1)	10,500	$232,155
Equinix, Inc.(1)	18,000	987,480
Google, Inc., Class A(1)	9,020	3,782,357
Greenfield Online, Inc.(1)	33,779	250,302
WebEx Communications, Inc.(1)(2)	20,000	710,800
Yahoo!, Inc.(1)	15,000	495,000
		$6,458,094
IT Services — 8.1%
CheckFree Corp.(1)(2)	53,609	$2,656,862
Gartner, Inc.(1)	90,000	1,278,000
Kanbay International, Inc.(1)(2)	34,500	501,630
MasterCard, Inc., Class A(1)	25,000	1,200,000
MoneyGram International, Inc.	72,000	2,444,400
		$8,080,892
Media — 2.6%
Comcast Corp., Class A(1)	56,000	$1,833,440
Getty Images, Inc.(1)(2)	4,250	269,918
Live Nation, Inc.(1)	22,000	447,920
		$2,551,278
Metals & Mining — 6.6%
Gammon Lake Resources, Inc.(1)(2)	215,000	$2,964,850
Glamis Gold, Ltd.(1)(2)	58,480	2,214,053
Miramar Mining Corp.(1)	180,000	666,000
Phelps Dodge Corp.	8,500	698,360
Western Copper Corp.(1)	85,000	86,368
		$6,629,631
Multiline Retail — 1.7%
Big Lots, Inc.(1)	45,000	$768,600
Saks, Inc.	60,000	970,200
		$1,738,800
Oil, Gas & Consumable Fuels — 9.7%
Hess Corp.(2)	85,500	$4,518,675
Parallel Petroleum Corp.(1)	29,631	732,182
SXR Uranium One, Inc.(1)(2)	262,060	1,946,422
Valero Energy Corp.	37,000	2,461,240
		$9,658,519

Security	Shares	Value
Personal Products — 1.2%
Alberto-Culver Co.	9,000	$438,480
Herbalife, Ltd.(1)	19,708	786,349
		$1,224,829
Pharmaceuticals — 4.9%
Adams Respiratory Therapeutics, Inc.(1)	13,000	$580,060
Endo Pharmaceuticals Holdings, Inc.(1)	35,498	1,170,724
Shire Pharmaceuticals Group PLC ADR	70,000	3,096,100
		$4,846,884
Real Estate Management & Development — 0.0%
Move, Inc.(1)	5,090	$27,893
		$27,893
Semiconductors & Semiconductor Equipment — 4.3%
Atheros Communications, Inc.(1)	52,000	$985,920
MEMC Electronic Materials, Inc.(1)(2)	61,000	2,287,500
Micron Technology, Inc.(1)	70,000	1,054,200
		$4,327,620
Specialty Retail — 4.2%
Circuit City Stores, Inc.	21,000	$571,620
Gamestop Corp. - Class A	25,000	1,050,000
Men's Wearhouse, Inc., (The)	20,000	606,000
OfficeMax, Inc.	15,000	611,250
Sonic Automotive, Inc.	29,831	661,652
Tweeter Home Entertainment Group, Inc.(1)(2)	95,000	674,500
		$4,175,022
Tobacco — 1.3%
Loews Corp. - Carolina Group	26,000	$1,335,620
		$1,335,620
Wireless Telecommunication Services — 8.1%
NII Holdings, Inc., Class B(1)(2)	94,000	$5,299,720
Rogers Communications, Inc., Class B(2)	30,000	1,212,000
Tim Participacoes SA ADR(2)	56,000	1,542,800
		$8,054,520

See notes to financial statements

2

Capital Growth Portfolio as of June 30, 2006

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Security		Value
Total Common Stocks (identified cost $73,447,096)		$89,060,371
Commercial Paper — 8.3%
Security	Principal Amount (000's omitted)	Value
Abbey National North America, LLC, 5.25%, 7/5/06	$2,170	$2,168,734
Alcoa, Inc., 5.33%, 7/3/06	1,469	1,468,565
HSBC Finance Corp., 5.29%, 7/3/06	4,700	4,698,619
Total Commercial Paper (at amortized cost, $8,335,918)		$8,335,918
Short-Term Investments — 20.9%
Security	Principal Amount (000's omitted)	Value
Eaton Vance Cash Collateral Fund, LLC, 5.19%(3)	$14,218	$14,218,160
Investors Bank and Trust Company Time Deposit, 5.30%, 7/3/06	1,892	1,892,000
Societe Generale Time Deposit, 5.281%, 7/3/06	4,700	4,700,000
Total Short-Term Investments (at amortized cost, $20,810,160)		$20,810,160
Total Investments — 118.5% (identified cost $102,593,174)		$118,206,449
Other Assets, Less Liabilities — (18.5)%		$(18,432,435)
Net Assets — 100.0%		$99,774,014

ADR - American Depository Receipt

(1)  Non-income producing security.

(2)  All or a portion of these securities were on loan at June 30, 2006.

(3)  Affiliated fund investing in high quality, U.S. dollar denominated money market instruments that is available only to Eaton Vance portfolios and funds. The rate shown is the annualized seven-day yield as of June 30, 2006. The amount invested therein by the Portfolio represents cash collateral received for securities on loan at June 30, 2006. Other Assets, Less Liabilities includes an equal and offsetting liability of the Portfolio to repay collateral amounts upon the return of loaned securities.

See notes to financial statements

3

Capital Growth Portfolio as of June 30, 2006

FINANCIAL STATEMENTS (Unaudited)

Statement of Assets and Liabilities

As of June 30, 2006

Assets
Investments, at value including securities on loan of $13,697,373 (identified cost, $102,593,174)	$118,206,449
Cash	2,997
Receivable for investments sold	341,778
Interest and dividends receivable	126,491
Total assets	$118,677,715
Liabilities
Collateral for securities loaned	$14,218,160
Payable for investments purchased	4,498,636
Payable to affiliate for investment advisory fees	50,607
Payable to affiliate for Trustees' fees	2,303
Accrued expenses	133,995
Total liabilities	$18,903,701
Net Assets applicable to investors' interest in Portfolio	$99,774,014
Sources of Net Assets
Net proceeds from capital contributions and withdrawals	$84,160,730
Net unrealized appreciation (computed on the basis of identified cost)	15,613,284
Total	$99,774,014

Statement of Operations

For the Six Months Ended
June 30, 2006

Investment Income
Dividends (net of foreign taxes, $1,281)	$440,138
Interest	143,193
Securities lending income, net	43,506
Total investment income	$626,837
Expenses
Investment adviser fee	$348,700
Trustees' fees and expenses	5,067
Custodian fee	44,645
Legal and accounting services	21,024
Miscellaneous	3,206
Total expenses	$422,642
Deduct — Reduction of investment adviser fee	$2,482
Total expense reductions	$2,482
Net expenses	$420,160
Net investment income	$206,677
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$5,466,936
Foreign currency transactions	(17,881)
Net realized gain	$5,449,055
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$(1,172,180)
Foreign currency	35
Net change in unrealized appreciation (depreciation)	$(1,172,145)
Net realized and unrealized gain	$4,276,910
Net increase in net assets from operations	$4,483,587

See notes to financial statements

4

Capital Growth Portfolio as of June 30, 2006

FINANCIAL STATEMENTS (Unaudited) CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005
From operations — Net investment income	$206,677	$244,783
Net realized gain from investment and foreign currency transactions	5,449,055	9,181,079
Net change in unrealized appreciation (depreciation) from investments and foreign currency	(1,172,145)	(5,466,640)
Net increase in net assets from operations	$4,483,587	$3,959,222
Capital transactions — Contributions	$5,728,035	$13,610,523
Withdrawals	(23,514,081)	(6,812,735)
Net increase (decrease) in net assets from capital transactions	$(17,786,046)	$6,797,788
Net increase (decrease) in net assets	$(13,302,459)	$10,757,010
Net Assets
At beginning of period	$113,076,473	$102,319,463
At end of period	$99,774,014	$113,076,473

See notes to financial statements

5

Capital Growth Portfolio as of June 30, 2006

FINANCIAL STATEMENTS CONT'D

Supplementary Data

	Six Months Ended June 30, 2006		Year Ended December 31,
	(Unaudited)		2005	2004		2003	2002	2001
Ratios/Supplemental Data†
Ratios (As a percentage of average daily net assets):
Net expenses	0.76	%(1)	0.75%	0.77%		0.73%	0.74%	0.73%
Net investment income (loss)	0.37	%(1)	0.24%	(0.08)%		(0.45)%	(0.43)%	(0.08)%
Portfolio Turnover	94%		222%	213%		240%	231%	264%
Total Return	2.24%		3.32%	14.79	%(2)	31.99%	(25.17)%	(7.47)%
Net assets, end of period (000's omitted)	$99,774		$113,076	$102,319		$88,195	$121,332	$169,318
† The operating expenses of the Portfolio may reflect a reduction of the investment advisor fee. Had such actions not been taken, the ratios would have been as follows:
Ratios (As a percentage of average daily net assets):
Expenses	0.76	%(1)	0.76%	0.77%
Net investment income (loss)	0.37	%(1)	0.23%	(0.08)%

(1)  Annualized.

(2)  The net realized gain on disposal of investments purchased which did not meet the Portfolio's investment guidelines had no effect on total return.

See notes to financial statements

6

Capital Growth Portfolio as of June 30, 2006

NOTES TO FINANCIAL STATEMENTS (Unaudited)

  1  Significant Accounting Policies

Capital Growth Portfolio (the Portfolio) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Portfolio, which was organized as a trust under the laws of the State of New York on February 28, 2000, seeks to achieve long-term growth of capital by investing in a portfolio consisting of common stocks. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At June 30, 2006, the Eaton Vance Balanced Fund held a 75.8% interest in the Portfolio. The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuations — Securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System generally are valued at the official NASDAQ closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on the principal exchange or board of trade on which the options are traded or, in the absence of sales on such date, at the mean between the latest bid and asked prices therefore. Futures positions on securities and currencies generally are valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If short-term debt securities were acquired with a remaining maturity of more than 60 days, their amortized cost value will be based on their value on the sixty-first day prior to maturity. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments held by the Portfolio for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

B  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio's understanding of the applicable countries' tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

C  Income Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

D  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of

7

Capital Growth Portfolio as of June 30, 2006

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Indemnifications — Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

G  Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian to the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced if any, are credits which are determined based on the average daily cash balance the Portfolio maintains with IBT. All credit balances used to reduce the Portfolio's custodian fees and are reported as a reduction of expenses in the Statement of Operations.

H  Other — Investment transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on securities sold are determined on the basis of identified cost.

I    Interim Financial Statements — The interim financial statements relating to June 30, 2006 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Portfolio's management reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

  2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. The fee is computed at the monthly rate of 5/96 of 1% (0.625% per annum) of the Portfolio's average daily net assets up to and including $170 million and 1/24 of 1% (0.50% per annum) of average daily net assets over $170 million. For the six months ended June 30, 2006, the fee was equivalent to 0.625% (annualized) of the Portfolio's average net assets for such period and amounted to $348,700. Except as to Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee. Certain officers and Trustees of the Portfolio are officers of the above organizations. Trustees of the Portfolio that are not affiliated with the investment adviser may elect to defer receipt of all or a portion of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the six months ended June 30, 2006, no significant amounts have been deferred. Effective May 1, 2004, BMR has agreed to reduce the investment adviser fee by an amount equal to that portion of commissions paid to broker dealers in execution of portfolio transactions that is consideration for third-party research services. For the six months ended June 30, 2006, BMR waived $2,482 of its advisory fee.

  3  Securities Lending Agreement

The Portfolio has established a securities lending agreement with a securities lending agent, IBT, in which the Portfolio lends portfolio securities to qualified borrowers in exchange for collateral consisting of either

8

Capital Growth Portfolio as of June 30, 2006

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

cash or U. S. government securities in an amount at least equal to the market value of the securities on loan. Cash collateral is invested in Eaton Vance Cash Collateral Fund, LLC (Cash Collateral Fund). Cash Collateral Fund invests in high quality money market instruments. The Portfolio earns interest on the amount invested in Cash Collateral Fund but it must pay the broker a loan rebate fee computed as a varying percentage of the collateral received. In addition, the Portfolio pays IBT a lending agent fee computed as a percentage of the earnings on its investment in Cash Collateral Fund less the loan rebate fee. The loan rebate fee and lending agent fee paid by the Portfolio amounted to $320,796 and $7,666, respectively, for the six months or year ended month, date, year. At month, date, year, the value of the securities loaned and the value of the collateral amounted to $13,697,373 and $14,218,160, respectively. In the event of counterparty default, the Portfolio is subject to potential loss if it is delayed or prevented from exercising its right to dispose of the collateral. The Portfolio bears risk in the event that invested collateral is not sufficient to meet obligations due on loans.

  4  Investment Transactions

Purchases and sales of investments, other than short-term obligations, aggregated $98,523,370 and $120,730,748, respectively, for the six months ended June 30, 2006.

  5  Federal Income Tax Basis of Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) in value of the investments owned at June 30, 2006, as computed on a federal tax income tax basis, were as follows:

Aggregate cost	$102,593,174
Gross unrealized appreciation	$16,638,105
Gross unrealized depreciation	(1,024,830)
Net unrealized appreciation	$15,613,275

The net unrealized appreciation on foreign currency is $9.

  6  Line of Credit

The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each portfolio or fund based on its borrowings at an amount above the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the six months ended June 30, 2006.

  7  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, ("FIN 48") "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes." This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006. The Portfolio is currently evaluating the impact of applying the various provisions of FIN 48.

9

Investment Adviser of
Capital Growth Portfolio, Investment Grade Income Portfolio and Large-Cap Value Portfolio
Boston Management and Research

The Eaton Vance Building

255 State Street

Boston, MA 02109

Administrator of Eaton Vance Balanced Fund
Eaton Vance Management

The Eaton Vance Building

255 State Street

Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building

255 State Street

Boston, MA 02109

(617) 482-8260

Custodian
Investors Bank & Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Eaton Vance Balanced Fund

The Eaton Vance Building

255 State Street

Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-225-6265.

162-8/06  BALSRC

Semiannual Report June 30, 2006

EATON VANCE
EMERGING
MARKETS
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Emerging Markets Fund as of June 30, 2006

INVESTMENT UPDATE

The Fund

Performance for the Past Six Months

•                  The Fund’s Class A shares had a total return of 3.67% for the six months ended June 30, 2006.(1) This return resulted from an increase in net asset value per share (NAV) to $24.82 on June 30, 2006, from $23.96 on December 31, 2005, and the reinvestment of a capital gain distribution of $0.019 per share.

•                  The Fund’s Class B shares had a total return of 3.39% for the six months ended June 30, 2006.(1) This return resulted from an increase in NAV to $23.75 on June 30, 2006, from $22.99 on December 31, 2005, and the reinvestment of a capital gain distribution of $0.019 per share.

•                  In comparison, the Morgan Stanley Capital International Emerging Markets Free Index – a broad-based, unmanaged index of common stocks traded in the world’s emerging markets – had a return of 7.16% for the six months ended June 30, 2006.(2) The Fund’s peer group, the Lipper Emerging Market Funds Classification, had an average return of 6.85% for the six months ended June 30, 2006.(2)

See page 2 for more performance information.

Market Environment

•                  Emerging stock markets displayed increasing volatility in the first half of 2006. The markets rallied strongly through April, fueled by robust economic growth and a surge in commodity prices that benefited exporting nations. In the second quarter, however, the markets gave up a portion of their earlier gains, as investors’ enthusiasm was tempered by concerns over rising inflation and rising interest rates. Russia, a major oil and gas exporter, rose sharply, while oil importers, such as India, shed some of their gains. Latin America was led by commodity producers, such as Brazil, while Asia saw weaker demand for its technology products. However, despite the volatility, the emerging markets registered stronger economic growth and again outperformed most developed nations.

Management Discussion

•                  The Fund seeks long-term capital appreciation by investing in equity securities of companies located in emerging market countries, which are those considered to be developing. The Fund currently invests its assets in a separate registered investment company with the same objective and policies as the Fund (the “Portfolio”). At June 30, 2006, its largest regional weighting (as a percentage of the the Fund’s investments) was in Asia, followed by Latin America, Africa and Eastern Europe. From an industry standpoint, the Portfolio’s largest weightings were commercial banks, oil, gas & consumable fuels, metals & mining, diversified telecom services and chemicals.*

•                  The Fund’s performance lagged that of its benchmark during the six-month period. The main reason was the market correction in May. While management was correct in limiting and reducing the Portfolio’s exposure to the highest risk markets and sectors such as India, Russia and Turkey – especially, while the markets were rising – that repositioning was, in hindsight, not aggressive enough and the Portfolio’s absolute exposure to these markets remained high. One area that was somewhat disappointing was the construction sector. However, the earnings and cash flow of the construction companies in which the Portfolio has investments remain strong and management remains positive on a sector its deems essential to the development of the emerging markets.

•                  The Fund was helped by good performance in the financial sector, especially in commercial banks and insurance companies. Selected banks in Asia and Latin America posted strong earnings growth on expanded lending and robust asset growth. The Fund also benefited from strong showings within its metals & mining investments. Exporters of steel in South Korea and Argentina enjoyed continued pricing power and good earnings momentum. This was especially true of companies producing finished products used in energy exploration.

•                  The Fund was boosted by an overweighting in the utilities sector. The Fund’s investments in Russian and Chilean companies reported strong earnings growth in their generation and distributions businesses, reflecting rising demand from both industrial and consumer use.

•                  The Fund remained significantly underweighted in information technology, a decision that was additive to performance. Many Asia-based providers of technology products faced weaker demand, as customers in developed countries postponed technology purchases due to slower growth. Management focused its technology investments on lower-cost, brand-name manufacturers that it deemed more capable of weathering a temporary slowdown in orders.

*                 Holdings and industry weightings are subject to change due to active management.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. Fund performance during certain periods reflects the strong stock market performance and/or the strong performance of stocks held during those periods. This performance is not typical and may not be repeated. For performance as of the most recent month end, please refer to www.eatonvance.com.

(1)

These returns do not include the 5.75% maximum sales charge for the Fund’s Class A shares or the applicable contingent deferred sales charges (CDSC) forClass B shares. If sales charges were deducted, returns would be lower. Class Ashares are subject to a 1% redemption fee if redeemed or exchanged within 90days of settlement of purchase. (2)  It is not possible to invest directly in an Index.The Index’s total return does not reflect the commissions or expenses that wouldhave been incurred if an investor individually purchased or sold the securitiesrepresented in the Index. Absent an allocation of expenses to the Manager andInvestment Adviser, returns would be lower.

1

Eaton Vance Emerging Markets Fund as of June 30, 2006

FUND PERFORMANCE

Performance(1)	Class A	Class B
Average Annual Total Returns (at net asset value)
One Year	29.07%	28.39%
Five Years	20.34	19.64
Ten Years	8.88	8.33
Life of Fund†	9.94	9.29
SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	21.63%	23.39%
Five Years	18.92	19.44
Ten Years	8.24	8.33
Life of Fund†	9.37	9.29

† Inception dates: Class A: 12/8/94; Class B: 11/30/94

(1)       Average Annual Total Returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B shares. If sales charges were deducted, returns would be lower. Absent an allocation of expenses to the Manager and Investment Adviser, returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B shares reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. Class A shares are subject to a 1% redemption fee if redeemed or exchanged within 90 days of settlement of purchase.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Fund performance during certain periods reflects the strong stock market performance and/or the strong performance of stocks held during those periods. This performance is not typical and may not be repeated. For performance as of the most recent month end, please refer to www.eatonvance.com.

The views expressed throughout this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

Regional Weightings(2) By net assets

(2)          As of June 30, 2006, as a percentage of the Portfolio’s net assets. Regional Weightings may not be representative of current or future holdings and are subject to change due to active management.

Ten Largest Holdings(3) By Net Assets

Tenaris SA ADR	3.4%
POSCO	3.0
Lukoil Oil ADR	3.0
Chungwha Telecom Co., Ltd.	2.9
Grupo Financiero Banorte DA de CV	2.9
Wal-Mart de Mexico SA	2.9
AngloGold Ashanti, Ltd.	2.9
Nan Ya Plastics Corp.	2.8
Cia Energetica de Minas Gerais	2.7
Cia Siderurgica Nacional S.A. ADR	2.7

(3)          As of June 30, 2006, as a percentage of the Portfolio’s net assets. Ten Largest Holdings may not be representative of current or future holdings and are subject to change due to active management.

2

Eaton Vance Emerging Markets Fund as of June 30, 2006

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2006 – June 30, 2006).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Emerging Markets Fund

	Beginning Account Value (1/1/06)	Ending Account Value (6/30/06)	Expenses Paid During Period* (1/1/06 – 6/30/06)
Actual
Class A	$1,000.00	$1,036.70	$11.67
Class B	$1,000.00	$1,033.90	$14.17
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,013.30	$11.53
Class B	$1,000.00	$1,010.90	$14.01

* Expenses are equal to the Fund's annualized expense ratio of 2.31% for Class A shares and 2.81% for Class B shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half-year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on December 31, 2005. The Example reflects the expenses of both the Fund and the Portfolio. Absent an allocation of expenses to the Manager and Investment Adviser, expenses paid would be higher.

3

Eaton Vance Emerging Markets Fund as of June 30, 2006

FINANCIAL STATEMENTS (Unaudited)

Statement of Assets and Liabilities

As of June 30, 2006

Assets
Investment in Emerging Markets Portfolio, at value (identified cost, $122,275,954)	$150,513,111
Receivable for Fund shares sold	489,345
Receivable from the Manager and Investment Adviser to the Portfolio	5,925
Prepaid expenses	5,411
Total assets	$151,013,792
Liabilities
Payable for Fund shares redeemed	$492,938
Payable to affiliate for distribution and service fees	84,462
Payable to affiliate for management fees	29,625
Payable to affiliate for Trustees' fees	850
Accrued expenses	38,603
Total liabilities	$646,478
Net Assets	$150,367,314
Sources of Net Assets
Paid-in capital	$116,665,800
Accumulated undistributed net realized gain from Portfolio (computed on the basis of identified cost)	3,231,513
Accumulated undistributed net investment income	2,232,844
Net unrealized appreciation from Portfolio (computed on the basis of identified cost)	28,237,157
Total	$150,367,314
Class A Shares
Net Assets	$121,343,777
Shares Outstanding	4,888,139
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$24.82
Maximum Offering Price Per Share (100 ÷ 94.25 of $24.82)	$26.33
Class B Shares
Net Assets	$29,023,537
Shares Outstanding	1,221,818
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$23.75
On sales of $50,000 or more, the offering price of Class A shares is reduced.

Statement of Operations

For the Six Months Ended
June 30, 2006

Investment Income
Dividends allocated from Portfolio (net of foreign taxes, $153,928)	$3,881,452
Interest allocated from Portfolio	106,470
Expenses allocated from Portfolio	(962,337)
Net investment income from Portfolio	$3,025,585
Expenses
Management fee	$180,578
Trustees' fees and expenses	2,139
Distribution and service fees
Class A	284,083
Class B	153,470
Transfer and dividend disbursing agent fees	107,325
Printing and postage	28,320
Registration fees	21,329
Custodian fee	13,140
Legal and accounting services	8,694
Miscellaneous	3,716
Total expenses	$802,794
Deduct — Allocation of expenses to the Manager and Investment Adviser to the Portfolio	$20,270
Total expense reductions	$20,270
Net expenses	$782,524
Net investment income	$2,243,061
Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) — Investment transactions (identified cost basis)	$3,187,749
Foreign currency transactions	(69,338)
Net realized gain	$3,118,411
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$(2,755,554)
Foreign currency	(20,329)
Net change in unrealized appreciation (depreciation)	$(2,775,883)
Net realized and unrealized gain	$342,528
Net increase in net assets from operations	$2,585,589

See notes to financial statements

4

Eaton Vance Emerging Markets Fund as of June 30, 2006

FINANCIAL STATEMENTS (Unaudited) CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005
From operations — Net investment income	$2,243,061	$348,455
Net realized gain from investments and foreign currency transactions	3,118,411	8,387,970
Net change in unrealized appreciation (depreciation) from investments and foreign currency	(2,775,883)	14,911,799
Net increase in net assets from operations	$2,585,589	$23,648,224
Distributions to shareholders — From net investment income Class A	$—	$(438,420)
Class B	—	(12,957)
From net realized gain Class A	(84,560)	(6,766,069)
Class B	(23,896)	(2,053,124)
Total distributions to shareholders	$(108,456)	$(9,270,570)
Transactions in shares of beneficial interest — Proceeds from sale of shares Class A	$46,464,912	$48,649,879
Class B	7,608,726	10,611,902
Net asset value of shares issued to shareholders in payment of distributions declared Class A	73,023	6,214,274
Class B	19,298	1,639,195
Cost of shares redeemed Class A	(19,723,811)	(18,189,254)
Class B	(4,615,241)	(3,820,864)
Net asset value of shares exchanged Class A	844,206	940,584
Class B	(844,206)	(940,584)
Redemption Fees	10,051	3,906
Net increase in net assets from Fund share transactions	$29,836,958	$45,109,038
Net increase in net assets	$32,314,091	$59,486,692
Net Assets
At beginning of period	$118,053,223	$58,566,531
At end of period	$150,367,314	$118,053,223
Accumulated undistributed net investment income (loss) included in net assets
At end of period	$2,232,844	$(10,217)

See notes to financial statements

5

Eaton Vance Emerging Markets Fund as of June 30, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class A
	Six Months Ended June 30, 2006		Year Ended December 31,
	(Unaudited)(1)		2005(1)	2004(1)		2003	2002	2001
Net asset value — Beginning of period	$23.960		$20.040	$16.810		$11.510	$10.850	$10.930
Income (loss) from operations
Net investment income (loss)	$0.419		$0.117	$0.000	(4)	$0.002	$(0.079)	$(0.048)
Net realized and unrealized gain (loss)	0.458		5.880	3.989		5.282	0.723	(0.032)
Total income (loss) from operations	$0.877		$5.997	$3.989		$5.284	$0.644	$(0.080)
Less distributions
From net investment income	$—		$(0.127)	$(0.130)		$—	$—	$—
From net realized gain	(0.019)		(1.951)	(0.631)		—	—	—
Total distributions	$(0.019)		$(2.078)	$(0.761)		$—	$—	$—
Redemption fees	$0.002		$0.001	$0.002		$0.016	$0.016	$—
Net asset value — End of period	$24.820		$23.960	$20.040		$16.810	$11.510	$10.850
Total Return(2)	3.67%		30.27%	23.84%		46.05%	6.08%	(0.73)%
Ratios/Supplemental Data†
Net assets, end of period (000's omitted)	$121,344		$91,770	$43,420		$24,744	$10,343	$4,136
Ratios (As a percentage of average daily net assets):
Net expenses(3)	2.31	%(6)	2.41%	2.66%		2.86%	2.95%	3.23%
Net expenses after custodian fee reduction(3)	2.31	%(6)	2.41%	2.66%		2.86%	2.95%	2.95%
Net investment income (loss)	3.22	%(6)	0.53%	0.00	%(5)	0.07%	(0.99)%	(0.46)%
Portfolio Turnover of the Portfolio	20%		32%	43%		58%	76%	125%

†  The operating expenses of the Fund may reflect a reduction of the investment adviser fee and/or administration fee and/or management fee, an allocation of expenses to the Investment Adviser and/or Manager, or both. Had such actions not been taken, the ratios and net investment income (loss) per share would have been as follows:

Ratios (As a percentage of average daily net assets):
Expenses(3)	2.34	%(6)	2.41%	—	2.89%	3.44%	3.59%
Expenses after custodian fee reduction(3)	2.34	%(6)	2.41%	—	2.89%	3.44%	3.31%
Net investment income (loss)	3.19	%(6)	0.53%	—	0.04%	(1.48)%	(0.82)%
Net investment income (loss) per share	$0.415		$0.117	—	$0.001	$(0.118)	$(0.086)

(1)  Net investment income per share was computed using average shares outstanding.

(2)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis. Total return would have been lower had certain expenses not been reduced during the periods shown.

(3)  Includes the Fund's share of the Portfolio's allocated expenses.

(4)  Amount represents less than ($0.0005) per share.

(5)  Amount represents less than (0.005%).

(6)  Annualized.

See notes to financial statements

6

Eaton Vance Emerging Markets Fund as of June 30, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class B
	Six Months Ended June 30, 2006		Year Ended December 31,
	(Unaudited)(1)		2005(1)	2004(1)	2003	2002	2001
Net asset value — Beginning of period	$22.990		$19.290	$16.200	$11.160	$10.610	$10.730
Income (loss) from operations
Net investment income (loss)	$0.331		$0.027	$(0.090)	$(0.042)	$(0.143)	$(0.129)
Net realized and unrealized gain	0.446		5.635	3.842	5.082	0.693	0.009
Total income (loss) from operations	$0.777		$5.662	$3.752	$5.040	$0.550	$(0.120)
Less distributions
From net investment income	$—		$(0.012)	$(0.032)	$—	$—	$—
From net realized gain	(0.019)		(1.951)	(0.631)	—	—	—
Total distributions	$(0.019)		$(1.963)	$(0.663)	$—	$—	$—
Redemption fees	$0.002		$0.001	$0.001	$—	$—	$—
Net asset value — End of period	$23.750		$22.990	$19.290	$16.200	$11.160	$10.610
Total Return(2)	3.39%		29.69%	23.23%	45.16%	5.18%	(1.12)%
Ratios/Supplemental Data†
Net assets, end of period (000's omitted)	$29,024		$26,283	$15,146	$11,469	$6,909	$4,605
Ratios (As a percentage of average daily net assets):
Net expense(3)	2.81	%(4)	2.91%	3.16%	3.36%	3.45%	3.73%
Net expenses after custodian fee reduction(3)	2.81	%(4)	2.91%	3.16%	3.36%	3.45%	3.45%
Net investment income (loss)	2.66	%(4)	0.13%	(0.53)%	(0.41)%	(1.48)%	(0.97)%
Portfolio Turnover of the Portfolio	20%		32%	43%	58%	76%	125%

†  The operating expenses of the Fund may reflect a reduction of the investment adviser fee and/or administration fee and/or management fee, an allocation of expenses to the Investment Adviser and/or Manager, or both. Had such actions not been taken, the ratios and net investment income (loss) per share would have been as follows:

Ratios (As a percentage of average daily net assets):
Expense(3)	2.84	%(4)	2.91%	—	3.39%	3.97%	4.09%
Expenses after custodian fee reduction(3)	2.84	%(4)	2.91%	—	3.39%	3.97%	3.81%
Net investment income (loss)	2.63	%(4)	0.13%	—	(0.44)%	(2.00)%	(1.33)%
Net investment income (loss) per share	$0.328		$0.027	—	$(0.045)	$(0.193)	$(0.177)

(1)  Net investment income per share was computed using average shares outstanding.

(2)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis. Total return would have been lower had certain expenses not been reduced during the periods shown.

(3)  Includes the Fund's share of the Portfolio's allocated expenses.

(4)  Annualized.

See notes to financial statements

7

Eaton Vance Emerging Markets Fund as of June 30, 2006

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1  Significant Accounting Policies

Eaton Vance Emerging Markets Fund (the Fund) is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund offers two classes of shares. Class A shares are generally sold subject to a sales charge imposed at the time of purchase. Class B shares are sold at net asset value and are subject to a contingent deferred sales charge (see Note 6). The Trustees have adopted a conversion feature pursuant to which Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund's prospectus. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class specific expenses. The Fund invests all of its investable assets in interests in Emerging Markets Portfolio (the Portfolio), a New York Trust, having the same investment objective and policies as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (99.9% at June 30, 2006). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund's net investment income or loss consists of the Fund's pro rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders, each year, substantially all of its net investment income and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. The Fund had net capital losses of $10,217 attributable to foreign currency transactions incurred after October 31, 2005. These capital losses are treated as arising on the first day of the Fund's taxable year ending December 31, 2006.

In addition to the requirements of the Internal Revenue Code, the Fund may also be required to recognize its pro-rata share of the capital gains taxes incurred by the Portfolio. In doing so, the daily net asset value would reflect the Fund's pro-rata share of the estimated reserve for such taxes incurred by the Portfolio.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian of the Fund. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Fund maintains with IBT. All credit balances used to reduce the Fund's custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Redemption Fees — Upon the redemption or exchange of shares by Class A shareholders within 90 days of the settlement of purchase, a fee of 1% of the current net asset value of these shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Eaton Vance Emerging Markets Fund as of June 30, 2006

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

H  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I  Interim Financial Statements — The interim financial statements relating to June 30, 2006 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Fund's management reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2  Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of the net investment income allocated to the Fund by the Portfolio, less the Fund's direct and allocated expenses, and to distribute at least annually all or substantially all of the net realized capital gains (reduced by any available capital loss carryforwards from prior years) allocated by the Portfolio to the Fund, if any. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in shares of the same class of the Fund at the per share net asset value as of the close of business on the ex-dividend date. Distributions are paid in the form of additional shares of the same class of the Fund, or at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting are reclassified to paid-in capital.

3  Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

Class A	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005
Sales	1,788,609	2,170,993
Issued to shareholders electing to receive payments of distributions in Fund shares	2,824	264,555
Redemptions	(765,881)	(814,950)
Exchange from Class B shares	32,305	42,601
Net increase	1,057,857	1,663,199
Class B	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005
Sales	299,624	501,782
Issued to shareholders electing to receive payments of distributions in Fund shares	779	72,857
Redemptions	(188,322)	(172,068)
Exchange to Class A shares	(33,716)	(44,351)
Net increase	78,365	358,220

For the six months ended June 30, 2006 and the year ended December 31, 2005, the Fund received $10,051 and $3,906, respectively, in redemption fees on Class A shares.

4  Management Fee and Other Transactions with Affiliates

The management fee is earned by Eaton Vance Management (EVM) (the Manager) as compensation for management and administration of the Fund. EVM earns a monthly fee in the amount of 1/48th of 1% (0.25% annually) of the average daily net assets of the Fund up to $500,000,000, and at reduced rates as daily net assets exceed that level. For the six months ended June 30, 2006, the fee was equivalent to 0.25% (annualized) of the Fund's average daily net assets for such period and amounted to $180,578. Except as to Trustees of the Fund who are not members of EVM's and Lloyd George Management (Bermuda) Limited's (LGM) (the Adviser) organization, officers and Trustees receive remuneration for their services to the Fund out of such management fee. Effective March 27, 2006, LGM and EVM agreed to reduce the Fund's total operating expenses in an amount equal to 0.05% annually. Such reduction will be shared equally by EVM and LGM. Pursuant to this agreement, EVM and LGM

Eaton Vance Emerging Markets Fund as of June 30, 2006

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

were allocated $20,270 of the Fund's operating expenses for the six months ended June 30, 2006. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations. In addition, investment adviser and administrative fees are paid by the Portfolio to LGM and to EVM and its affiliates. See Note 2 of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of those services. For the six months ended June 30, 2006, EVM received $6,062 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $67,478 as its portion of the sales charge on sales of Class A shares for the six months ended June 30, 2006.

5  Distribution Plans

Class A has in effect a distribution plan pursuant to Rule 12b-1 (Class A Plan). The Class A Plan provides that the Fund will pay EVD an amount equal to (a) 0.50% (annualized) of that portion of the Fund's Class A shares average daily net assets attributable to Class A shares of the Fund which have remained outstanding for less than one year and (b) 0.25% (annualized) of that portion of the Fund's Class A average daily net assets which are attributable to Class A shares of the Fund which have remained outstanding for more than one year, for distribution services and facilities provided to the Fund by EVD. The Fund also has in effect a distribution plan for Class B shares (Class B Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Class B Plan requires the Fund to pay EVD amounts equal to 1/365 of 0.75% (annualized) of the Fund's average daily net assets attributable to Class B shares. The Fund's Class B shares will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% of the aggregate amount received by the Fund for the Class B shares sold, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and daily amounts theretofore paid to EVD. The Fund paid or accrued $226,704 and $115,608 for Class A and Class B shares, respectively, to or payable to EVD for the six months ended June 30, 2006, representing approximately 0.40% (annualized), and 0.75% (annualized) of the average daily net assets for Class A and Class B shares, respectively. At June 30, 2006, the amount of Uncovered Distribution Charges EVD calculated under the Plan was approximately $592,000 for Class B shares. The Plans also authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% annually of the average daily net assets attributable to the Class A shares which have remained outstanding for more than one year and 0.25% annually of the average daily net assets attributable to the Class B shares. Service fees are paid for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the Class B sales commissions and distribution fees and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the six months ended June 30, 2006, amounted to $57,379 and $37,862 for Class A and Class B representing 0.10% and 0.25% of average daily net assets attributable to the Class A and Class B shares, respectively.

6  Contingent Deferred Sales Charge

A contingent deferred sales charge (CDSC) generally is imposed on any redemption of Class B shares made within six years of purchase. Class A shares may be subject to a 1% CDSC if redeemed within one year of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the first and second year of redemption after purchase, declining one percentage point each subsequent year. No CDSC is levied on shares which have been sold to EVD or its affiliates or to their respective employees or clients and may be waived under other certain limited conditions. CDSC's received on Class B redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Class B Distribution Plan. CDSC's received on Class B redemptions when no Uncovered Distribution Charges exist will be retained by the Fund. EVD received approximately $9,000 and $37,000 of CDSC paid by shareholders for Class A and Class B shares, respectively, for the six months ended June 30, 2006.

7  Investment Transactions

Increases and decreases in the Fund's investment in the Portfolio aggregated $54,377,893 and $24,911,368, respectively, for the six months ended June 30, 2006.

Eaton Vance Emerging Markets Fund as of June 30, 2006

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

  8  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, ("FIN 48") "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes." This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006. The Fund is currently evaluating the impact of applying the various provisions of FIN 48.

Emerging Markets Portfolio as of June 30, 2006

PORTFOLIO OF INVESTMENTS (Unaudited)

Common Stocks — 89.8%
Security	Shares	Value
Airlines — 1.8%
Thai Airways International Public Company, Ltd.	2,673,600	$2,750,329
		$2,750,329
Auto Components — 2.1%
Hyundai Mobis	36,820	$3,110,881
		$3,110,881
Automobiles — 4.0%
Denway Motors, Ltd.	8,422,000	$2,826,552
Hyundai Motor Co.	37,040	3,144,327
		$5,970,879
Chemicals — 5.0%
Makhteshim-Agan Industries, Ltd.	612,703	$3,273,366
Nan Ya Plastics Corp.(1)	2,874,634	4,244,602
		$7,517,968
Commercial Banks — 11.8%
Banco do Brasil S.A.	165,400	$3,818,893
Grupo Financiero Banorte DA de CV	1,894,500	4,414,147
Kookmin Bank	47,550	3,917,950
Krung Thai Bank Public Company, Ltd.	10,223,000	2,706,128
Malayan Banking Berhad	499,000	1,453,068
Standard Bank Group, Ltd.	130,196	1,398,984
		$17,709,170
Computer Peripherals — 3.5%
Acer, Inc.	1,578,000	$2,767,410
Asustek Computer, Inc.	1,036,000	2,541,356
		$5,308,766
Construction & Engineering — 2.1%
Daelim Industrial Co.	51,580	$3,233,898
		$3,233,898
Construction Materials — 1.9%
Siam Cement Public Company, Ltd.	487,300	$2,937,466
		$2,937,466

Security	Shares	Value
Diversified Telecommunication Services — 5.8%
Chunghwa Telecom Co., Ltd.	2,455,000	$4,423,365
KT Corp.	68,220	2,824,116
Tele Norte Leste Participacoes S.A.	54,300	1,480,282
		$8,727,763
Electric Utilities — 4.9%
Enersis S.A.	15,028,186	$3,376,260
Enersis S.A. ADR	50,000	562,500
RAO Unified Energy System GDR	48,375	3,434,625
		$7,373,385
Energy Equipment & Services — 3.4%
Tenaris S.A. ADR	124,927	$5,058,294
		$5,058,294
Food & Staples Retailing — 2.9%
Wal-Mart de Mexico S.A.	1,597,000	$4,411,411
		$4,411,411
Household Durables — 4.0%
LG Electronics, Inc.	41,090	$2,490,282
Steinhoff International Holdings, Ltd.	1,202,000	3,590,367
		$6,080,649
Household Products — 1.8%
Kimberly-Clark de Mexico S.A. de C.V.	851,600	$2,709,995
		$2,709,995
Industrial Conglomerates — 4.0%
Barloworld, Ltd.	182,184	$3,087,191
Sime Darby Berhad	1,986,600	2,973,547
		$6,060,738
Insurance — 4.8%
Cathay Financial Holding Co., Ltd.(1)	1,634,000	$3,570,054
Samsung Fire & Marine Insurance Co., Ltd.	27,890	3,734,388
		$7,304,442
Marine — 0.5%
Malaysia International Shipping Corp.	344,000	$720,938
		$720,938

See notes to financial statements

12

Emerging Markets Portfolio as of June 30, 2006

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Security	Shares	Value
Media — 1.0%
Hurriyet Gazetecilik ve Matbaacilik A.S.	716,636	$1,451,278
		$1,451,278
Metals & Mining — 9.4%
AngloGold Ashanti, Ltd.	87,700	$4,292,430
Cia Siderurgica Nacional S.A. ADR	126,000	4,057,200
Gold Fields, Ltd.	53,837	1,228,613
POSCO	16,770	4,503,614
		$14,081,857
Oil, Gas & Consumable Fuels — 11.8%
China Petroleum and Chemical Corp.	5,632,000	$3,228,981
CNOOC, Ltd.	4,158,000	3,339,712
Lukoil Oil., ADR	53,500	4,472,600
OAO Gazprom ADR	74,100	3,115,905
PTT Public Company, Ltd.	598,400	3,544,448
		$17,701,646
Semiconductors & Semiconductor Equipment — 2.4%
Taiwan Semiconductor Manufacturing Co., Ltd.	1,994,061	$3,623,784
		$3,623,784
Wireless Telecommunication Services — 0.9%
AFK Sistema GDR	66,804	$1,342,760
		$1,342,760
Total Common Stocks (identified cost $108,664,093)		$135,188,297
Preferred Stocks — 2.9%
Security	Shares	Value
Diversified Telecommunication Services — 0.2%
Tele Norte Leste Participacoes S.A.	21,500	$274,183
		$274,183

Security	Shares	Value
Electric Utilities — 2.7%
Cia Energetica de Minas Gerais	96,860,000	$4,125,025
		$4,125,025
Total Preferred Stocks (identified cost $2,648,901)		$4,399,208
Total Investments — 92.7% (identified cost $111,312,994)		$139,587,505
Other Assets, Less Liabilities — 7.3%		$10,925,863
Net Assets — 100.0%		$150,513,368

ADR - American Depository Receipt

GDR - Global Depository Receipt.

(1)  Non-income producing security.

Country Concentration of Portfolio
Country	Percentage of Net Assets	Value
Republic of Korea	17.9%	$26,959,456
Taiwan	14.1	21,170,571
Brazil	9.1	13,755,583
South Africa	9.0	13,597,585
Russia	8.2	12,365,890
Thailand	7.9	11,938,371
Mexico	7.7	11,535,553
China	6.2	9,395,245
Malaysia	3.4	5,147,553
Argentina	3.4	5,058,294
Chile	2.6	3,938,760
Israel	2.2	3,273,366
Turkey	1.0	1,451,278
	92.7%	$139,587,505

See notes to financial statements

13

Emerging Markets Portfolio as of June 30, 2006

FINANCIAL STATEMENTS (Unaudited)

Statement of Assets and Liabilities

As of June 30, 2006

Assets
Investments, at value (identified cost, $111,312,994)	$139,587,505
Cash	7,789,622
Foreign currency, at value (identified cost, $154,739)	155,122
Receivable for investments sold	1,872,113
Interest and dividends receivable	2,080,570
Tax reclaim receivable	4,764
Total assets	$151,489,696
Liabilities
Payable for investments purchased	$500,215
Liability for capital gains tax	240,515
Payable to affiliate for investment advisory fees	90,032
Payable to affiliate for administration fees	29,600
Payable to affiliate for Trustees' fees	3,581
Accrued expenses	112,385
Total liabilities	$976,328
Net assets applicable to investors' interest in Portfolio	$150,513,368
Sources of Net Assets
Net proceeds from capital contributions and withdrawals	$122,233,608
Net unrealized appreciation (computed on the basis of identified cost)	28,279,760
Total	$150,513,368

Statement of Operations

For the Six Months Ended
June 30, 2006

Investment Income
Dividends (net of foreign taxes, $153,928)	$3,881,460
Interest	106,470
Total investment income	$3,987,930
Expenses
Investment adviser fee	$545,077
Administration fee	180,242
Trustees' fees and expenses	7,589
Custodian fee	197,500
Legal and accounting services	29,217
Miscellaneous	2,714
Total expenses	$962,339
Net investment income	$3,025,591
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$3,187,756
Foreign currency transactions	(69,338)
Net realized gain	$3,118,418
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$(2,755,556)
Foreign currency	(20,330)
Net change in unrealized appreciation (depreciation)	$(2,775,886)
Net realized and unrealized gain	$342,532
Net increase in net assets from operations	$3,368,123

See notes to financial statements

14

Emerging Markets Portfolio as of June 30, 2006

FINANCIAL STATEMENTS (Unaudited) CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005
From operations — Net investment income	$3,025,591	$1,297,683
Net realized gain from investments and foreign currency transactions	3,118,418	8,387,992
Net change in unrealized appreciation (depreciation) from investments and foreign currency	(2,775,886)	14,316,386
Net increase in net assets from operations	$3,368,123	$24,002,061
Capital transactions — Contributions	$54,377,893	$58,682,171
Withdrawals	(24,911,368)	(23,548,755)
Net increase in net assets from capital transactions	$29,466,525	$35,133,416
Net increase in net assets	$32,834,648	$59,135,477
Net Assets
At beginning of period	$117,678,720	$58,543,243
At end of period	$150,513,368	$117,678,720

See notes to financial statements

15

Emerging Markets Portfolio as of June 30, 2006

FINANCIAL STATEMENTS CONT'D

Supplementary Data

	Six Months Ended June 30, 2006		Year Ended December 31,
	(Unaudited)		2005	2004	2003	2002	2001
Ratios/Supplemental Data†
Ratios (As a percentage of average daily net assets):
Net expenses	1.33	%(1)	1.38%	1.49%	1.59%	1.44%	1.93%
Net expenses after custodian fee reduction	1.33	%(1)	1.38%	1.49%	1.59%	1.44%	1.69%
Net investment income	4.19	%(1)	1.59%	1.16%	1.33%	0.57%	0.78%
Portfolio Turnover	20%		32%	43%	58%	76%	125%
Total Return	3.88%		31.60%	25.27%	47.68%	7.30%	1.03%
Net assets, end of period (000's omitted)	$150,513		$117,679	$58,543	$36,166	$20,152	$13,597

†  The operating expenses of the Portfolio may reflect a reduction of the investment adviser fee and/or administration fee, an allocation of expenses to the Investment Adviser and/or Administrator, or both. Had such actions not been taken, the ratios would have been as follows:

Ratios (As a percentage of average daily net assets):
Expenses	—	1.38%	—	1.62%	1.88%	—
Expenses after custodian fee reduction	—	1.38%	—	1.62%	1.88%	—
Net investment income	—	1.59%	—	1.30%	0.13%	—

(1)  Annualized.

See notes to financial statements

16

Emerging Markets Portfolio as of June 30, 2006

NOTES TO FINANCIAL STATEMENTS (Unaudited)

  1  Significant Accounting Policies

Emerging Markets Portfolio (the Portfolio) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company which was organized as a trust under the laws of the State of New York on January 18, 1994. The Portfolio's objective is to achieve long-term capital appreciation. The Portfolio seeks to achieve its objective by investing in equity securities (primarily common stocks) of companies located in emerging market countries, which are considered to be developing. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At June 30, 2006, Eaton Vance Emerging Markets Fund held an approximate 99.9% interest in the Portfolio. The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System generally are valued at the official NASDAQ closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on the principal exchange or board of trade on which the options are traded or, in the absence of sales on such date, at the mean between the latest bid and asked prices therefore. Futures positions on securities and currencies generally are valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If short-term debt securities were acquired with a remaining maturity of more than 60 days, their amortized cost value will be based on their value on the sixty-first day prior to maturity. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments held by the Portfolio for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

B  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio's understanding of the applicable countries' tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

C  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

17

Emerging Markets Portfolio as of June 30, 2006

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

In addition to the requirements of the Internal Revenue Code, the Portfolio may also be required to pay local taxes on the recognition of capital gains in certain countries. During the six months ended June 30, 2006, the Portfolio did not pay any Thailand capital gains taxes pursuant to such requirements.

In determining the daily net asset value, the Portfolio estimates the amount for such taxes, if any, associated with investments in certain countries. The estimated amount for capital gains is based on the net unrealized appreciation on certain portfolio securities, the related tax rates and other such factors and as of June 30, 2006, amounted to $240,515.

D  Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian to the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Portfolio maintains with IBT. All credit balances used to reduce the Portfolio's custodian fees are reported as a reduction of expenses in the Statement of Operations. For the six months ended June 30, 2006, no credits were used to reduce the Portfolio's custodian fee.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. The Portfolio will enter into forward contracts for hedging purposes as well as non-hedging purposes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until such time as the contracts have been closed or offset.

G  Indemnifications — Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

H  Other — Investment transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on securities sold are determined on the basis of identified cost.

I    Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

J  Interim Financial Statements — The interim financial statements relating to June 30, 2006 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Portfolio's management reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

18

Emerging Markets Portfolio as of June 30, 2006

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

  2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Lloyd George Management (Bermuda) Limited (LGM) (the Adviser) as compensation for management and investment advisory services rendered to the Portfolio. Under the advisory agreement, LGM receives a monthly fee of 0.0625% (0.75% annually) of the average daily net assets of the Portfolio up to $500,000,000, and at reduced rates as daily net assets exceed that level. For the six months ended June 30, 2006, the adviser fee was 0.75% (annualized) of average daily net assets and amounted to $545,077. In addition, an administrative fee is earned by Eaton Vance Management (EVM) for managing and administrating the business affairs of the Portfolio. Under the administration agreement, EVM earns a monthly fee in the amount of 1/48th of 1% (0.25% annually) of the average daily net assets of the Portfolio up to $500,000,000, and at reduced rates as daily net assets exceed that level. For the six months ended June 30, 2006, the administration fee was 0.25% (annualized) of average daily net assets and amounted to $180,242. Except as to Trustees of the Portfolio who are not members of the Adviser or EVM's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser and administrative fees. Certain officers and Trustees of the Portfolio are officers of the above organizations.

  3  Investment Transactions

Purchases and sales of investments, other than short-term obligations, aggregated $56,302,093 and $27,097,818, respectively, for the six months ended June 30, 2006.

  4  Federal Income Tax Basis of Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) in value of the investments owned at June 30, 2006, as computed on a federal income tax basis, were as follows:

Aggregate cost	$111,312,994
Gross unrealized appreciation	$32,673,654
Gross unrealized depreciation	(4,399,143)
Net unrealized appreciation	$28,274,511

The net unrealized appreciation on foreign currency is $5,249.

  5  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and or unanticipated short-term cash requirements. Interest is charged to each participating portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the six months ended June 30, 2006.

  6  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

  7  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include forward foreign currency exchange contracts and futures

19

Emerging Markets Portfolio as of June 30, 2006

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At June 30, 2006, there were no obligations under these financial instruments outstanding.

  8  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, ("FIN 48") "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes." This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006. The Portfolio is currently evaluating the impact of applying the various provisions of FIN 48.

20

Eaton Vance Emerging Markets Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees") cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on March 27, 2006, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Special Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Special Committee reviewed information furnished for a series of meetings of the Special Committee held in February and March 2006. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund managed by it;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

21

Eaton Vance Emerging Markets Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

In addition to the information identified above, the Special Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve month period ended March 31, 2006, the Board met nine times and the Special Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met eight, twelve and five times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Special Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Special Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Special Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Special Committee concluded that the continuance of the investment advisory agreement of the Emerging Markets Portfolio (the "Portfolio"), the portfolio in which the Eaton Vance Emerging Markets Fund (the "Fund") invests, with Lloyd George Investment Management (Bermuda) Limited (the "Adviser"), as well as the administration agreement of the Portfolio with Eaton Vance Management (the "Administrator") and the management contract of the Fund with the Administrator, including their fee structures, is in the interests of shareholders and, therefore, the Special Committee recommended to the Board approval of the agreements. The Board accepted the recommendation of the Special Committee as well as the factors considered and conclusions reached by the Special Committee with respect to the agreements. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Portfolio, the administration agreement for the Portfolio and the management contract for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Portfolio, the administration agreement of the Portfolio and the management contract of the Fund, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser and to the Fund and Portfolio by the Administrator.

The Board considered the Adviser's and Administrator's management capabilities and the Adviser's investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio. The Board evaluated the abilities and experience of such investment personnel in analyzing factors such as special considerations relevant to investing in emerging markets, including Asia. The Board noted the Adviser's experience in managing equity funds that invest in Asian securities. The Board noted that the Adviser maintains offices in London, Hong Kong, Singapore and Mumbai, providing its investment team with first hand knowledge of country and market factors affecting securities in which the Portfolio invests. The Board evaluated the level of skill and expertise required to manage the Portfolio and concluded that the human resources available at the Adviser were appropriate to fulfill effectively its duties on behalf of the Portfolio.

The Board reviewed the compliance programs of the Adviser, the Administrator and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Administrator and its affiliates to requests from the Securities and Exchange Commission and the National Association of Securities Dealers.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser and the Administrator, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement, the administration agreement and the management contract, respectively.

22

Eaton Vance Emerging Markets Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2005 for the Fund. On the basis of the foregoing and other relevant information, the Board concluded that the performance of the Fund is satisfactory.

Management Fees and Expenses

The Board reviewed contractual management fee rates, including administrative fee rates, payable by the Portfolio and the Fund (referred to collectively as "management fees"). As part of its review, the Board considered the management fees (including administrative fees) and the Fund's total expense ratio for the one-year period ended September 30, 2005, as compared to a group of similarly managed funds selected by an independent data provider. The Board considered the fact that the Adviser and the Administrator had undertaken to waive fees and/or pay expenses of the Fund permanently in an agreed-upon amount. After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund's total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and the Administrator in providing investment advisory and administrative services to the Fund and the Portfolio and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser in connection with its relationship with the Portfolio, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Portfolio and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and the Administrator are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser, on the one hand, and the Portfolio and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund of the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the Adviser's and Administrator's profitability may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and the Administrator, on the one hand, and the Fund on the other hand. The Board also concluded that the structure of the management fees, which include breakpoints at several asset levels, can be expected to cause such benefits to continue to be shared equitably.

23

Eaton Vance Emerging Markets Fund

INVESTMENT MANAGEMENT

Eaton Vance Emerging Markets Fund

Officers
Thomas E. Faust Jr.
President
J. Scott Craig
Vice President
William E. Dodge
Vice President
Gregory R. Greene
Vice President
Elizabeth S. Kenyon
Vice President
Duke E. Laflamme
Vice President
Thomas H. Luster
Vice President
George C. Pierides
Vice President
Barbara E. Campbell
Treasurer
Alan R. Dynner
Secretary
Paul M. O'Neil
Chief Compliance Officer	Trustees Samuel L. Hayes, III Chairman Benjamin C. Esty James B. Hawkes William H. Park Ronald A.Pearlman Norton H. Reamer Lynn A. Stout Ralph F. Verni

Emerging Markets Portfolio

Officers
Hon. Robert Lloyd George
President and Trustee
James B. Hawkes
Vice President and Trustee
William Walter Raleigh Kerr
Vice President
William J. Austin, Jr.
Treasurer
Alan R. Dynner
Secretary
Paul M. O'Neil
Chief Compliance Officer	Trustees Samuel L. Hayes, III Chairman Edward K.Y. Chen Benjamin C. Esty William H. Park Ronald A. Pearlman Norton H. Reamer Lynn A. Stout Ralph V. Verni

24

Investment Adviser of Emerging Markets Portfolio
Lloyd George Management
(Bermuda) Limited

3808 One Exchange Square
Central, Hong Kong

Sponsor and Manager of Eaton Vance Emerging Markets Fund
and Administrator of Emerging Markets Portfolio
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

Custodian
Investors Bank & Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653

Eaton Vance Emerging Markets Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-225-6265.

132-8/06  EMSRC

Semiannual Report June 30, 2006

EATON VANCE

GREATER

INDIA

FUND

IMPORTANT NOTICES REGARDING PRIVACY
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS, AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/ broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the Securities and Exchange Commision's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to Portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Greater India Fund as of June 30, 2006

INVESTMENT UPDATE

The Fund

Performance for the Past Six Months

•                  The Fund’s Class A shares had a total return of 6.32% for the six months ended June 30, 2006.(1) This return resulted from an increase in net asset value per share (NAV) to $20.55 on June 30, 2006, from $19.34 on December 31, 2005, and the reinvestment of capital gain distributions of $0.015.

•                  The Fund’s Class B shares had a total return of 6.12% for the six months ended June 30, 2006.(1) This return resulted from an increase in NAV to $19.27 on June 30, 2006, from $18.17 on December 31, 2005, and the reinvestment of capital gain distributions of $0.015.

•                  In comparison, the Bombay Stock Exchange Index – an unmanaged index of 100 common stocks traded in the Indian market – had a return of 5.83% during the six months ended June 30, 2006.(2) The Fund’s peer group, the Lipper Pacific ex-Japan Funds Classification, had a return of 6.26% during the same period.(2)

See page 2 for more performance information.

Market Environment

•                  India’s stock market surged higher in the first quarter of 2006, prompted by encouraging economic signs and ample liquidity, as public and private investments alike continued to flow into the Indian economy. The announcement of the government’s plans for road-building programs and improvements in India’s ports and utility infrastructure further fueled the rally. However, in the second quarter, the market saw increasing volatility, as inflation, rising interest rates, concerns over a possible slowing of the U.S. economy and a wave of profit-taking raised concerns among investors. Having peaked in early May, the Indian market underwent a 7-8% correction through June 30, trimming its gains for the six-month period.

Management Discussion

•                  Greater India Fund seeks long-term capital appreciation by investing in stocks of companies in India and surrounding countries of the Indian subcontinent. The Fund currently invests its assets in a separate registered investment company with the same objectives and policies as the Fund (the “Portfolio”).

•                  Amid rising volatility, management emphasized companies it believed have good earnings visibility, impressive cash flow and the potential for attractive return on capital expenditures.

•                  Oil and gas stocks, which constituted the Portfolio’s largest industry weighting at June 30, 2006, were erratic performers. Exploration companies were strong contributors in the first quarter, although their gains were trimmed in the second quarter’s correction. Energy services stocks, by contrast, were good performers throughout the period. As oil represents India’s most critical imported commodity, soaring oil prices helped energy companies register strong earnings growth. Automotive stocks were another standout area. The Portfolio had investments in some of the nation’s largest makers of autos and motorbikes, which enjoyed robust unit growth, reflecting a wider affordability among consumers.

•                  Information technology (IT) services were additive to performance, and an area where the Portfolio increased its exposure during the period. Having continued to expand their global client base, these companies have become major exporters of IT services and have demonstrated improving earnings visibility. Pharmaceutical companies also fared well for the Portfolio, as makers of generic versions of off-patent drugs generated impressive sales momentum.

•                  The Portfolio’s investments in commodity-dependent companies were a slight drag on performance during the period. Manufacturers of chemicals, construction materials and plastics – companies whose use of commodities as key inputs in their manufacturing processes – struggled with rising costs. Financial stocks also lagged, although the Portfolio remained underweighted in this area. The banking industry, burdened by increasing competition and higher cost of funds, has underperformed in 2006, as the Reserve Bank of India raised short-term rates. Utilities, while underweighted, were also lackluster performers.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

The views expressed throughout this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

(1)       These returns do not include the 5.75% maximum sales charge for the Fund’s Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares. If sales charges were deducted, returns would be lower. Class A shares are subject to a 1% redemption fee if redeemed or exchanged within 90 days of settlement of purchase. (2) It is not possible to invest directly in an Index or Lipper Classification. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. Absent an allocation of expenses to the Manager and Investment Adviser, returns would be lower.

1

Eaton Vance Greater India Fund as of June 30, 2006

FUND PERFORMANCE

Performance (1)	Class A	Class B

Average Annual Total Returns (at net asset value)
One Year	39.32%	38.64%
Five Years	28.71	28.24
Ten Years	10.47	10.03
Life of Fund†	6.34	5.80
SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	31.34%	33.64%
Five Years	27.21	28.09
Ten Years	9.82	10.03
Life of Fund†	5.82	5.80

†Inception dates: Class A: 5/2/94; Class B: 5/2/94

(1)       Average Annual Total Returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B shares. If sales charges were deducted, returns would be lower. Absent an allocation of expenses to the Manager and Investment Adviser, returns would be lower. SEC average annual total returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B shares reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. Class A shares are subject to a 1% redemption fee if redeemed or exchanged within 90 days of settlement of purchase.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Fund performance during certain periods reflects the strong stock market performance and/or the strong performance of stocks held during those periods. This performance is not typical and may not be repeated. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Industry Weightings(2)

By Net Assets

Oil & Gas - Consumable Fuels	11.5%
Automobiles	10.6
IT Services	10.4
Pharmaceuticals	6.9
Electrical Equipment	6.6
Software	4.7
Construction & Engineering	4.7
Tobacco	4.4
Industrial Conglomerates	4.0
Household Products	3.9
Commercial Banks	3.0
Personal Products	2.9%
Diversified Financial Services	2.5
Construction Materials	1.8
Chemicals	1.8
Road & Rail	1.4
Energy Equip. & Services	1.4
Multiline Retail	1.1
Wireless Telecom Services	0.9
Gas Utilities	0.8
Auto Components	0.5
Health Care Equip. & Supplies	0.1

(2)   Industry Weightings are shown as a percentage of the Portfolio’s net assets as of June 30, 2006. Portfolio statistics may not be representative of the Portfolio’s current or future investments and may change due to active management.

Ten Largest Holdings(3)

By Net Assets

Infosys Technologies Ltd.	5.5%
Reliance Industries Ltd.	5.2
Tata Consultancy Services Ltd.	4.9
I-Flex Solutions Ltd.	4.7
ITC Ltd.	4.4
Bajaj Auto Ltd.	4.3
Hindustan Lever Ltd.	3.9
Dr. Reddy’s Laboratories Ltd.	3.7
Oil and Natural Gas Corp. Ltd.	3.6
Sun Pharmaceutical Industries Ltd.	3.3

(3)   Ten Largest Holdings are shown as a percentage of the Portfolio’s net assets as of June 30, 2006. Holdings may not be representative of the Portfolio’s current or future investments and are subject to change due to active management.

2

Eaton Vance Greater India Fund as of June 30, 2006

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2006 –June 30, 2006).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Greater India Fund

	Beginning Account Value (1/1/06)	Ending Account Value (6/30/06)	Expenses Paid During Period* (1/1/06 – 6/30/06)
Actual
Class A	$1,000.00	$1,063.20	$11.00
Class B	$1,000.00	$1,061.20	$13.54
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,014.10	$10.74
Class B	$1,000.00	$1,011.70	$13.22

* Expenses are equal to the Fund's annualized expense ratio of 2.15% for Class A shares and 2.65% for Class B shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half period). The Example assumes that $1,000 was invested at the net asset value per share determined at the close of business on December 31, 2005. This Example reflects both the expenses of the Fund and the Portfolio. Absent an allocation of expenses to the Manager and Investment Adviser, expenses paid would be higher.

3

Eaton Vance Greater India Fund as of June 30, 2006

FINANCIAL STATEMENTS (Unaudited)

Statement of Assets and Liabilities

As of June 30, 2006

Assets
Investment in South Asia Portfolio, at value (identified cost, $658,764,478)	$709,529,238
Receivable for Fund shares sold	7,291,667
Receivable from the Manager and Investment Adviser to the Portfolio	27,937
Receivable from transfer agent	744
Total assets	$716,849,586
Liabilities
Payable for Fund shares redeemed	$1,258,436
Payable to affiliate for distribution and service fees	404,425
Payable to affiliate for administration fees	137,223
Payable to affiliate for Trustees' fees	908
Accrued expenses	150,626
Total liabilities	$1,951,618
Net Assets	$714,897,968
Sources of Net Assets
Paid-in capital	$661,678,163
Accumulated undistributed net realized gain from Portfolio (computed on the basis of identified cost)	5,101,850
Accumulated net investment loss	(2,594,397)
Net unrealized appreciation from Portfolio (computed on the basis of identified cost)	50,712,352
Total	$714,897,968
Class A Shares
Net Assets	$576,374,659
Shares Outstanding	28,045,131
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$20.55
Maximum Offering Price Per Share (100 ÷ 94.25 of $20.55)	$21.80
Class B Shares
Net Assets	$138,523,309
Shares Outstanding	7,189,414
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$19.27
On sales of $50,000 or more, the offering price of Class A shares is reduced.

Statement of Operations

For the Six Months Ended
June 30, 2006

Investment Income
Dividends allocated from Portfolio	$4,077,469
Interest allocated from Portfolio	513,587
Expenses allocated from Portfolio	(3,950,617)
Net investment income from Portfolio	$640,439
Expenses
Management fee	$777,198
Trustees' fees and expenses	1,855
Distribution and service fees	—
Class A	1,285,607
Class B	601,670
Transfer and dividend disbursing agent fees	436,700
Printing and postage	69,880
Registration fees	49,860
Custodian fee	18,106
Legal and accounting services	11,169
Total expenses	$3,252,045
Deduct — Allocation of expenses to the Manager and Adviser	$102,699
Total expense reductions	$102,699
Net expenses	$3,149,346
Net investment loss	$(2,508,907)
Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) — Investment transactions (identified cost basis)	$6,011,925
Foreign currency transactions	(851,843)
Net realized gain	$5,160,082
Change in unrealized appreciation (depreciation) — Investments (identified cost basis) (net of foreign withholding taxes, $143,491)	$(36,841,026)
Foreign currency	(43,018)
Net change in unrealized appreciation (depreciation)	$(36,884,044)
Net realized and unrealized loss	$(31,723,962)
Net decrease in net assets from operations	$(34,232,869)

See notes to financial statements

4

Eaton Vance Greater India Fund as of June 30, 2006

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005
From operations — Net investment loss	$(2,508,907)	$(2,147,403)
Net realized gain from investment and foreign currency transactions	5,160,082	12,430,235
Net change in unrealized appreciation (depreciation) from investments and foreign currency	(36,884,044)	58,648,754
Net increase (decrease) in net assets from operations	$(34,232,869)	$68,931,586
Distributions to shareholders — From net realized gain Class A	$(339,877)	$(6,977,292)
Class B	(85,932)	(1,879,853)
Total distributions to shareholders	$(425,809)	$(8,857,145)
Transactions in shares of beneficial interest — Proceeds from sale of shares Class A	$521,249,428	$183,584,264
Class B	106,673,858	39,202,125
Net asset value of shares issued to shareholders in payment of distributions declared Class A	257,787	5,149,373
Class B	63,428	1,421,606
Cost of shares redeemed Class A	(187,549,665)	(37,929,589)
Class B	(29,686,424)	(7,684,495)
Net asset value of shares exchanged Class A	1,108,301	1,914,555
Class B	(1,108,301)	(1,914,555)
Redemption Fees	327,966	46,938
Net increase in net assets from Fund share transactions	$411,336,378	$183,790,222
Net increase in net assets	$376,677,700	$243,864,663
Net Assets
At beginning of period	$338,220,268	$94,355,605
At end of period	$714,897,968	$338,220,268
Accumulated net investment loss included in net assets
At end of period	$(2,594,397)	$(85,490)

See notes to financial statements

5

Eaton Vance Greater India Fund as of June 30, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class A
	Six Months Ended June 30, 2006		Year Ended December 31,
	(Unaudited)(1)		2005(1)	2004(1)	2003(1)	2002(1)	2001(1)
Net asset value — Beginning of period	$19.340		$13.660	$11.610	$5.430	$5.460	$7.390
Income (loss) from operations
Net investment loss	$(0.077)		$(0.193)	$(0.095)	$(0.146)	$(0.150)	$(0.149)
Net realized and unrealized gain (loss)	1.291		6.386	2.122	6.326	0.120	(1.781)
Total income (loss) from operations	$1.214		$6.193	$2.027	$6.180	$(0.030)	$(1.930)
Less distributions
From net realized gain	(0.015)		(0.518)	—	—	—	—
Total distributions	$(0.015)		$(0.518)	$—	$—	$—	$—
Redemption fees	$0.011		$0.005	$0.023	$0.000 (2)	$—	$—
Net asset value — End of period	$20.550		$19.340	$13.660	$11.610	$5.430	$5.460
Total Return(3)	6.32%		45.42%	17.66%	113.81%	(0.55)%	(26.12)%
Ratios/Supplemental Data†
Net assets, end of period (000's omitted)	$576,375		$269,766	$70,537	$31,346	$2,962	$2,889
Ratios (As a percentage of average daily net assets):
Net expenses(4)	2.15	%(5)	2.35%	2.77%	3.35%	4.75%	3.96%
Net expenses after custodian fee reduction(4)	2.15	%(5)	2.35%	2.77%	3.35%	4.75%	3.90%
Net investment loss	(0.70	)%(5)	(1.17)%	(0.86)%	(1.83)%	(2.75)%	(2.44)%
Portfolio Turnover of the Portfolio	41%		29%	73%	87%	112%	141%
† The operating expenses of the Fund reflect an allocation of expenses to the Investment Adviser and Manager. Had such action not been taken, the ratios and the net investment loss per share would have been as follows:
Ratios (As a percentage of average daily net assets):
Expenses(4)	2.18	%(5)
Expenses after custodian fee reduction(4)	2.18	%(5)
Net investment loss	(0.73	)%(5)
Net investment loss per share	$(0.081)

(1)  Net investment loss per share was computed using average shares outstanding.

(2)  Amount rounds to less than $0.0005 per share.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis. Total returns would have been lower had certain expenses not been reduced during the periods shown.

(4)  Includes the Fund's share of the Portfolio's allocated expenses.

(5)  Annualized.

See notes to financial statements

6

Eaton Vance Greater India Fund as of June 30, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class B
	Six Months Ended June 30, 2006		Year Ended December 31,
	(Unaudited)(1)		2005(1)	2004(1)	2003(1)	2002(1)	2001(1)
Net asset value — Beginning of period	$18.170		$12.920	$11.020	$5.150	$5.200	$7.140
Income (loss) from operations
Net investment loss	$(0.123)		$(0.255)	$(0.158)	$(0.145)	$(0.171)	$(0.172)
Net realized and unrealized gain (loss)	1.227		6.019	2.042	6.015	0.121	(1.768)
Total income (loss) from operations	$1.104		$5.764	$1.884	$5.870	$(0.050)	$(1.940)
Less distributions
From net realized gain	(0.015)		(0.518)	—	—	—	—
Total distributions	$(0.015)		$(0.518)	$—	$—	$—	$—
Redemption fees	$0.011		$0.004	$0.016	$0.000 (2)	$—	$—
Net asset value — End of period	$19.270		$18.170	$12.920	$11.020	$5.150	$5.200
Total Return(3)	6.12%		44.69%	17.24%	113.98%	(0.96)%	(27.17)%
Ratios/Supplemental Data†
Net assets, end of period (000's omitted)	$138,523		$68,454	$23,818	$21,556	$8,094	$10,028
Ratios (As a percentage of average daily net assets):
Net expenses(4)	2.65	%(5)	2.85%	3.27%	3.85%	5.26%	4.46%
Net expenses after custodian fee reduction(4)	2.65	%(5)	2.85%	3.27%	3.85%	5.26%	4.40%
Net investment loss	(1.19	)%(5)	(1.66)%	(1.51)%	(2.14)%	(3.28)%	(2.96)%
Portfolio Turnover of the Portfolio	41%		29%	73%	87%	112%	141%
† The operating expenses of the Fund reflect an allocation of expenses to the Investment Adviser and Manager. Has such action not been taken, the ratios and net investment loss per share would have been as follows:
Ratios (As a percentage of average daily net assets):
Expenses(4)	2.68	%(5)
Expenses after custodian fee reduction(4)	2.68	%(5)
Net investment loss	(1.22	)%(5)
Net investment loss per share	$(0.126)

(1)  Net investment loss per share was computed using average shares outstanding.

(2)  Amount rounds to less than $0.0005 per share.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis. Total returns would have been lower had certain expenses not been reduced during the periods shown.

(4)  Includes the Fund's share of the Portfolio's allocated expenses.

(5)  Annualized.

See notes to financial statements

7

Eaton Vance Greater India Fund as of June 30, 2006

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1  Significant Accounting Policies

Eaton Vance Greater India Fund (the Fund) is a mutual fund seeking long-term capital appreciation through the purchase of interests in a separate investment company which invests primarily in equity securities of companies in India and surrounding countries of the Indian sub-continent. The Fund is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund offers two classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B shares are sold at net asset value and are subject to a contingent deferred sales charge (See Note 7). The Trustees have adopted a conversion feature pursuant to which Class B shares of each Fund automatically convert to Class A shares eight years after purchase as described in the Fund's prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class specific expenses. The Fund invests all of its investable assets in interests in South Asia Portfolio (the Portfolio), a New York Trust, having the same investment objective and policies as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (99.9% at June 30, 2006). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund's net investment income or loss consists of the Fund's pro rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders, each year, substantially all of its net investment income and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. During the year ended December 31, 2005 capital loss carryovers of $1,834,323 were utilized to offset the net realized gains. The Fund had net currency losses of $85,490 attributable to investment transactions incurred after October 31, 2005. These capital losses are treated as arising on the first day of the Fund's taxable year ending December 31, 2006.

D  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

E  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

F  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

G  Other — Investment transactions are accounted for on the date the securities are purchased or sold. Dividends to shareholders are recorded on the ex-dividend date.

8

Eaton Vance Greater India Fund as of June 30, 2006

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

H  Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian of the Fund. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Fund maintains with IBT. All credit balances, if any, used to reduce the Fund's custodian fees are reported as a reduction of expenses in the Statement of Operations. For the six months ended June 30, 2006, there were no credit balances used to reduce the Fund's or the Portfolio's custodian fee.

I  Redemption Fees — Upon the redemption or exchange of shares by Class A shareholders within 90 days of the settlement of purchase, a fee of 1% of the current net asset value of these shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

J  Interim Financial Statements — The interim financial statements relating to June 30, 2006 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Fund's management reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2  Management Fee and Other Transactions with Affiliates

The management fee is earned by Eaton Vance Management (EVM) as compensation for management of the business affairs of the Fund. The fee is based on a percentage of average daily net assets. For the six months ended June 30, 2006, the fee was equivalent to 0.25% (annualized) of the Fund's average net assets for such period and amounted to $777,198. This fee declines at intervals above $500 million. Except as to Trustees of the Fund who are not members of EVM's and Lloyd George Management (Bermuda) Limited's (LGM) (the Adviser) organization, officers and Trustees receive remuneration for their services to the Fund out of such management fee. Effective March 27, 2006, LGM and EVM agreed to reduce the Fund's total operating expenses in an amount to 0.05% annually. Such reduction will be shared equally by EVM and LGM. Pursuant to this agreement, EMV and LGM were allocated $102,699 of the Fund's operating expenses for the six months ended June 30, 2006. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations. In addition, investment adviser and administrative fees are paid by the Portfolio to EVM and its affiliates. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of those services. For the six months ended June 30, 2006, EVM received $25,705. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Funds' principal underwriter, received $1,662,275 from the Eaton Vance Greater India Fund as its portion of the sales charge on sales of Class A shares for the six months ended June 30, 2006.

Certain officers and Trustees of the Fund and of the Portfolio are officers of the above organization.

3  Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

Class A	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005
Sales	22,882,966	10,759,219
Issued to shareholders electing to receive payments of distributions in Fund shares	10,871	269,742
Redemptions	(8,851,974)	(2,366,854)
Exchange from Class B shares	51,140	125,785
Net increase	14,093,003	8,787,892
Class B	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005
Sales	4,948,907	2,478,536
Issued to shareholders electing to receive payments of distributions in Fund shares	2,844	79,242
Redemptions	(1,474,666)	(500,709)
Exchange to Class A shares	(54,477)	(133,225)
Net increase	3,422,608	1,923,844

For the six months ended June 30, 2006 and the year ended December 31, 2005, the Fund received $327,966 and $46,938, respectively, in redemption fees on Class A Shares.

9

Eaton Vance Greater India Fund as of June 30, 2006

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

4  Distributions to Shareholders

It is the present policy of the Fund to make (a) at least one distribution annually (normally in December) of all or substantially all of the net investment income allocated to the Fund by the Portfolio, if any, less the Fund's direct expenses and (b) at least one distribution annually of all or substantially all of the net realized capital gains allocated by the Portfolio to the Fund, if any (reduced by any available capital loss carryforwards from prior years). Shareholders may reinvest all distributions in shares of the Fund, without a sales charge, at the per share net asset value as of the close of business on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statement and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized losses. Permanent differences between book and tax accounting are reclassified to paid-in capital.

5  Investment Transactions

For the six months ended June 30, 2006, increases and decreases in the Fund's investment in the Portfolio aggregated $625,223,860 and $220,020,113, respectively.

6  Distribution Plans

Class A has in effect a distribution plan pursuant to Rule 12b-1 (Class A Plan). The Class A Plan provides that the Fund will pay EVD an amount equal to (a) 0.50% (annualized) of that portion of the Fund's Class A shares average daily net assets attributable to Class A shares of the Fund which have remained outstanding for less than one year and (b) 0.25% (annualized) of that portion of the Fund's Class A average daily net assets which are attributable to Class A shares of the Fund which have remained outstanding for more than one year, for distribution services and facilities provided to the Fund by EVD. The Fund also has in effect a distribution plan for Class B shares (Class B Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Class B Plan requires the Fund to pay EVD daily amounts equal to 1/365 of 0.75% (annualized) of the Fund's average daily net assets attributable to Class B shares. The Fund's Class B shares will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% of the aggregate amount received by the Fund for the Class B shares sold, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD reduced by the aggregate amount of contingent deferred sales charges (see Note 7) and daily amounts theretofore paid to EVD by Lloyd George Investment Management (Bermuda) Limited, investment adviser for the Portfolio (Adviser), in consideration of EVD's distribution effort. The amounts paid by the Adviser to EVD are equivalent to 0.15% of the Fund's average daily net assets attributable to Class B shares and are made from the Adviser's own resources, not Fund assets. The Fund paid or accrued $1,285,607 and $451,756 for Class A and Class B shares, respectively, to or payable to EVD for the six months ended June 30, 2006, representing approximately 0.50% (annualized), and 0.75% (annualized) of the average daily net assets for Class A and Class B shares, respectively. At June 30, 2006, the amount of Uncovered Distribution Charges EVD calculated under the Plan was approximately $7,713,000 for Class B shares.

The Plans also authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% annually of the average daily net assets attributable to the Class A shares which have remained outstanding for more than one year and 0.25% annually of the average daily net assets attributable to the Class B shares. Service fee are paid for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the Class B sales commissions and distribution fees and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the six months ended June 30, 2006, amounted to $90,366 and $149,914 for Class A and Class B shares, respectively, representing 0.04% and 0.25% of average daily net assets attributable to the Class A and Class B shares, respectively.

7  Contingent Deferred Sales Charge

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase. A CDSC of 1% is imposed on any redemption of Class A shares made within 12 months of purchase that were acquired at net asset value if the purchase amount was $1 million or more. Investors who purchase Class A shares in a single fund purchase in a single transaction at net asset value in amounts of $5 million or more will not be subject to any CDSC for such investments or any subsequent investment in the same fund. Generally, the CDSC is based upon the lower of the

10

Eaton Vance Greater India Fund as of June 30, 2006

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. The Class B CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Distribution Plans (See Note 6). CDSC charges received when no Uncovered Distribution Charges exist will be retained by the Fund. The Fund was informed that EVD received approximately $71,108 and $759,000 of CDSC paid by shareholders for Class A and Class B shares, respectively, for the six months ended June 30, 2006.

8  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, ("FIN 48") "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes." This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006. The Fund is currently evaluating the impact of applying the various provisions of FIN 48.

11

South Asia Portfolio as of June 30, 2006

PORTFOLIO OF INVESTMENTS (Unaudited)

Common Stocks — 85.9%
Security	Shares	Value
India — 85.0%
Auto Components — 0.5%
Motor Industries Co. Ltd.	62,234	$3,582,856
		$3,582,856
Automobiles — 10.6%
Bajaj Auto Ltd.	505,269	$30,211,110
Mahindra and Mahindra Ltd.	1,600,552	21,678,314
Maruti Udyog Ltd.	1,344,060	23,280,294
		$75,169,718
Chemicals — 1.8%
United Phosphorus Ltd.	2,477,161	$12,779,966
		$12,779,966
Commercial Banks — 3.0%
HDFC Bank Ltd.	1,227,380	$21,261,377
		$21,261,377
Construction & Engineering — 4.7%
B. L. Kashyap and Sons Ltd.(1)	169,264	$3,420,574
Gammon India Ltd.(1)	1,235,903	9,320,276
Gammon India Ltd. GDR(1)	384,430	2,656,411
Jaiprakash Associates Ltd.	2,061,843	17,618,274
		$33,015,535
Construction Materials — 1.8%
Ultra Tech Cement Ltd.	788,715	$12,851,531
		$12,851,531
Diversified Financial Services — 2.5%
Financial Technologies (India) Ltd.	678,176	$17,740,505
		$17,740,505
Electrical Equipment — 6.6%
ABB Ltd.	131,500	$7,174,505
Bharat Heavy Electricals Ltd.	410,500	17,425,693
Suzlon Energy Ltd.	965,124	21,986,886
		$46,587,084

Security	Shares	Value
Energy Equipment & Services — 1.4%
Aban Loyd Chiles Offshore Ltd.	458,251	$9,706,481
		$9,706,481
Gas Utilities — 0.8%
Indraprastha Gas Ltd.	2,285,600	$5,516,728
		$5,516,728
Health Care Equipment & Supplies — 0.1%
Transgene Biotek Ltd.(1)	240,000	$454,040
		$454,040
Household Products — 3.9%
Hindustan Lever Ltd.	5,574,796	$27,827,235
		$27,827,235
Industrial Conglomerates — 4.0%
Siemens India Ltd.	1,170,415	$22,581,380
Sintex Industries Ltd.	1,669,420	5,539,512
		$28,120,892
IT Services — 10.4%
Infosys Technologies Ltd.	583,001	$39,008,708
Tata Consultancy Services Ltd.	923,400	34,942,052
		$73,950,760
Multiline Retail — 1.1%
Pantaloon Retail India Ltd.	274,687	$8,070,156
		$8,070,156
Oil, Gas & Consumable Fuels — 11.5%
Bharat Petroleum Corp. Ltd.(1)	2,666,986	$19,382,726
Oil and Natural Gas Corp. Ltd.	1,047,353	25,220,670
Reliance Industries Ltd.	1,611,660	37,138,274
		$81,741,670
Personal Products — 2.9%
Colgate-Palmolive (India) Ltd.	2,465,333	$20,902,768
		$20,902,768

See notes to financial statements

12

South Asia Portfolio as of June 30, 2006

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Security	Shares	Value
Pharmaceuticals — 6.9%
Dr. Reddy's Laboratories Ltd.	940,145	$26,000,205
Sun Pharmaceutical Industries Ltd.	1,361,187	23,288,597
		$49,288,802
Road & Rail — 1.4%
Container Corporation of India Ltd.	316,100	$9,876,133
		$9,876,133
Software — 4.7%
I-Flex Solutions Ltd.	1,361,061	$33,406,992
		$33,406,992
Tobacco — 4.4%
ITC Ltd.	7,884,460	$31,289,228
		$31,289,228
Total India (identified cost $553,270,091)		$603,140,457
Sri Lanka — 0.9%
Wireless Telecommunication Services — 0.9%
Dialog Telekom Ltd.	34,948,800	$6,639,146
		$6,639,146
Total Sri Lanka (identified cost $5,816,955)		$6,639,146
Total Common Stocks (identified cost $559,087,046)		$609,779,603
Total Investments — 85.9% (identified cost $559,087,046)		$609,779,603
Other Assets, Less Liabilities — 14.1%		$99,750,085
Net Assets — 100.0%		$709,529,688

GDR - Global Depository Receipt.

(1)  Non-income producing security.

See notes to financial statements

13

South Asia Portfolio as of June 30, 2006

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Top Ten Holdings (Unaudited)
Company	Industry Sector	Percentage of Net Assets	Value
Infosys Technologies Ltd.	IT Services	5.5%	$39,008,708
Reliance Industries Ltd.	Oil, Gas & Consumable Fuels	5.2	37,138,274
Tata Consultancy Services Ltd.	IT Services	4.9	34,942,052
I-Flex Solutions Ltd.	Software	4.7	33,406,992
ITC Ltd.	Tobacco	4.4	31,289,228
Bajaj Auto Ltd.	Automobiles	4.3	30,211,110
Hindustan Lever Ltd.	Household Products	3.9	27,827,235
Dr. Reddy's Laboratories Ltd.	Pharmaceuticals	3.7	26,000,205
Oil and Natural Gas Corp. Ltd.	Oil, Gas & Consumable Fuels	3.6	25,220,670
Sun Pharmaceutical Industries Ltd.	Pharmaceuticals	3.3	23,288,597
		43.5%	$308,333,071

Industry concentration — Below are the top ten industry sectors represented in the Portfolio of Investments (Unaudited)
Company	Percentage of Net Assets	Value
Oil, Gas & Consumable Fuels	11.5%	$81,741,670
Automobiles	10.6	75,169,718
IT Services	10.4	73,950,760
Pharmaceuticals	6.9	49,288,802
Electrical Equipment	6.6	46,587,084
Software	4.7	33,406,992
Construction & Engineering	4.7	33,015,535
Tobacco	4.4	31,289,228
Industrial Conglomerates	4.0	28,120,892
Household Products	3.9	27,827,235
	67.7%	$480,397,916

See notes to financial statements

14

South Asia Portfolio as of June 30, 2006

FINANCIAL STATEMENTS (Unaudited) CONT'D

Statement of Assets and Liabilities

As of June 30, 2006

Assets
Investments, at value (identified cost, $559,087,046)	$609,779,603
Foreign currency, at value (identified cost, $81,186,045)	81,160,156
Receivable for investments sold	18,145,015
Interest and dividends receivable	1,882,478
Tax claim receivable (Note 6)	812,898
Total assets	$711,780,150
Liabilities
Payable under Line of Credit	$1,100,000
Payable to affiliate for investment advisory fees	386,929
Liability for capital gains tax	143,493
Payable to affiliate for administration fees	126,982
Due to custodian	62,727
Payable to affiliate for Trustees' fees	4,920
Accrued expenses	425,411
Total liabilities	$2,250,462
Net Assets applicable to investors' interest in Portfolio	$709,529,688
Sources of Net Assets
Net proceeds from capital contributions and withdrawals	$658,883,154
Net unrealized appreciation (computed on the basis of identified cost)	50,646,534
Total	$709,529,688

Statement of Operations

For the Six Months Ended
June 30, 2006

Investment Income
Dividends	$4,077,472
Interest	513,587
Total investment income	$4,591,059
Expenses
Investment adviser fee	$2,321,251
Administration fee	769,031
Trustees' fees and expenses	10,252
Custodian fee	783,900
Interest expense	43,926
Legal and accounting services	22,258
Total expenses	$3,950,618
Net investment income	$640,441
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$6,011,932
Foreign currency transactions	(851,845)
Net realized gain	$5,160,087
Change in unrealized appreciation (depreciation) — Investments (identified cost basis) (net of foreign withholding taxes, $143,493)	$(36,841,002)
Foreign currency	(43,018)
Net change in unrealized appreciation (depreciation)	$(36,884,020)
Net realized and unrealized loss	$(31,723,933)
Net decrease in net assets from operations	$(31,083,492)

See notes to financial statements

15

South Asia Portfolio as of June 30, 2006

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005
From operations — Net investment income (loss)	$640,441	$(297,746)
Net realized gain from investment and foreign currency transactions	5,160,087	12,430,260
Net change in unrealized appreciation (depreciation) from investments and foreign currency	(36,884,020)	58,648,864
Net increase (decrease) in net assets from operations	$(31,083,492)	$70,781,378
Capital transactions — Contributions	$625,223,860	$221,251,516
Withdrawals	(220,020,113)	(50,629,386)
Net increase in net assets from capital transactions	$405,203,747	$170,622,130
Net increase in net assets	$374,120,255	$241,403,508
Net Assets
At beginning of period	$335,409,433	$94,005,925
At end of period	$709,529,688	$335,409,433

See notes to financial statements

16

South Asia Portfolio as of June 30, 2006

FINANCIAL STATEMENTS CONT'D

Supplementary Data

	Six Months Ended June 30, 2006		Year Ended December 31,
	(Unaudited)		2005	2004	2003	2002	2001
Ratios/Supplemental Data
Ratios (As a percentage of average daily net assets):
Expenses	1.26	%(1)	1.37%	1.56%	1.82%	2.77%	2.52%
Expenses after custodian fee reduction	1.26	%(1)	1.37%	1.56%	1.82%	2.77%	2.46%
Net investment income (loss)	0.20	%(1)	(0.18)%	0.31%	(0.18)%	(0.77)%	(1.02)%
Portfolio Turnover	41%		29%	73%	87%	112%	141%
Total Return	6.77%		46.82%	19.07%	120.47%	1.53%	(25.70)%
Net assets, end of period (000's omitted)	$709,530		$335,409	$94,006	$50,040	$11,167	$13,650

(1)  Annualized.

See notes to financial statements

17

South Asia Portfolio as of June 30, 2006

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1  Significant Accounting Policies

South Asia Portfolio (the Portfolio) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Portfolio, which was organized as a trust under the laws of the State of New York on January 18, 1994, seeks to achieve long-term capital appreciation by investing primarily in equity securities of companies in India and surrounding countries of the Indian sub-continent. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At June 30, 2006, the Eaton Vance Greater India Fund held an approximate 99.9% interest in the Portfolio. The following is a summary of the significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuations — Securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System generally are valued at the official NASDAQ closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on the principal exchange or board of trade on which the options are traded or, in the absence of sales on such date, at the mean between the latest bid and asked prices therefore. Futures positions on securities and currencies generally are valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If short-term debt securities are acquired with a remaining maturity of more than 60 days, they will be valued by a pricing service. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The daily valuation of exchange traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair valued securities. Investments held by the Portfolio for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

B  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio's understanding of the applicable countries' tax rules and rates.

In addition to the requirements of the Internal Revenue Code, the Portfolio may also be subject to capital gains tax in India on gains realized upon disposition of Indian securities, payable prior to repatriation of sales proceeds. The tax is computed on net realized gains; any realized losses in excess of gains may be carried forward to offset future gains. During the six months ended June 30, 2006, the Portfolio made payments of tax subject to such requirements in the amount of $1,233,082. In addition, the Portfolio may accrue a tax liability for net unrealized gains in excess of available carryforwards on Indian securities based on existing tax rates and anticipated holding periods of the securities. As of June 30, 2006, non-U.S. taxes accrued on unrealized gains were $143,493.

18

South Asia Portfolio as of June 30, 2006

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

C  Financial Futures Contracts — Upon entering into a financial futures contract, the Portfolio is required to deposit (initial margin) either cash or securities in an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio (margin maintenance) each day, dependent on daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Portfolio. Should interest or currency exchange rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. If the Portfolio enters into a closing transaction, the Portfolio will realize, for book purposes, a gain or loss equal to the difference between the value of the financial futures contract to sell and financial futures contract to buy.

D  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

E  Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. The Portfolio will enter into forward contracts for hedging purposes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until such time as the contracts have been closed or offset.

F  Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian to the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Portfolio maintains with IBT. All credit balances, if any, used to reduce the Portfolio's custodian fees are reported as a reduction of expenses in the Statement of Operations.
G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

I  Other — Investment transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend rate. Interest income is recorded on the accrual basis.

J  Interim Financial Statements — The interim financial statements relating to June 30, 2006 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Portfolio's management reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

19

South Asia Portfolio as of June 30, 2006

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Lloyd George Investment Management (Bermuda) Limited (the Adviser) as compensation for management and investment advisory services rendered to the Portfolio. Under the advisory agreement, the Adviser receives a monthly fee of 0.0625% (0.75% annually) of the average daily net assets of the Portfolio up to $500,000,000, and at reduced rates as daily net assets exceed that level. For the six months ended June 30, 2006, the adviser fee was 0.74% (annualized) of average daily net assets and amounted to $2,321,251. In addition, an administration fee is earned by Eaton Vance Management (EVM) for administering the business affairs of the Portfolio. Under the administration agreement, EVM earns a monthly fee in the amount of 1/48th of 1% (equal to 0.25% annually) of the average daily net assets of the Portfolio up to $500,000,000, and at reduced rates as daily net assets exceed that level. For the six months ended June 30, 2006, the administration fee was 0.24% of average net assets and amounted to $782,169. Except as to Trustees of the Portfolio who are not members of the Adviser's or EVM's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser and administrative fees. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Investment Transactions

For the six months ended June 30, 2006, purchases and sales of investments, other than short-term obligations, aggregated $563,743,169 and $228,613,895, respectively.

4  Federal Income Tax Basis of Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) in value of the investments owned at June 30, 2006, as computed on a federal income tax basis, are as follows:

Aggregate cost	$559,087,046
Gross unrealized appreciation	$78,076,491
Gross unrealized depreciation	(27,383,934)
Net unrealized appreciation	$50,692,557

The depreciation on currency is $46,023.

5  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

Settlement of securities transactions in the Indian subcontinent may be delayed and is generally less frequent than in the United States, which could affect the liquidity of the Portfolio's assets. The Portfolio may be unable to sell securities where the registration process is incomplete and may experience delays in receipt of dividends.

6  India Taxes

The Portfolio is subject to certain Indian income taxes in connection with distributions from, and transactions in, Indian securities. The Indian tax authority has conducted a review of the Portfolio's tax returns filed for the years ended March 31, 2002 and 2001. In March 2004, the Indian tax authority assessed the Portfolio additional taxes for the 2000-2001 tax year and reduced the refund owed to the Portfolio for the 2001-2002 tax year, a net assessment of approximately US $865,000. While the outcome of an appeal cannot be predicted, the Portfolio has appealed the assessment and has been advised by Indian legal counsel that it has a strong case for appeal with ultimate success. The appeal process may be lengthy and will involve expense to the Portfolio. The Indian tax authority has required the Portfolio to pay the assessed amount pending the appeal. The Portfolio has paid such amount to the tax authority.

20

South Asia Portfolio as of June 30, 2006

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

Such amount is reflected as a tax claim receivable on the Statement of Assets and Liabilities. As of June 30, 2006, the value of the tax claim receivable was US $812,898, based on current exchange rates.

7  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a committed $150 million unsecured line of credit agreement with a group of banks. The Portfolio may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to each portfolio or fund based on its borrowings at an amount above the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the six months ended June 30, 2006. The average daily loan balance during the period for which loans were outstanding amounted to $12,008,333, and the weighted average interest rate was 5.49%. Interest expense includes $43,962 paid under the line of credit.

8  Overdraft Advances

Pursuant to the custodian agreement between the Portfolio and IBT, IBT may, in its discretion advance funds to the Portfolio to make properly authorized payments. When such payments result in an overdraft by the Portfolio, the Portfolio is obligated to repay IBT at the current rate of interest charged by IBT for secured loans (currently, a rate above the Federal Funds Rate). This obligation is payable on demand to IBT. IBT has a lien on the Portfolio's assets to the extent of any overdraft.

9  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, ("FIN 48") "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes." This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006. The Portfolio is currently evaluating the impact of applying the various provisions of FIN 48.

21

Eaton Vance Greater India Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees") cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on March 27, 2006, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Special Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Special Committee reviewed information furnished for a series of meetings of the Special Committee held in February and March 2006. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund managed by it;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

In addition to the information identified above, the Special Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve month period ended March 31, 2006, the Board met nine times and the Special Committee, the Audit Committee and the Governance Committee, each of which is a

22

Eaton Vance Greater India Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

Committee comprised solely of Independent Trustees, met eight, twelve and five times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Special Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Special Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Special Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Special Committee concluded that the continuance of the investment advisory agreement of the South Asia Portfolio (the "Portfolio"), the portfolio in which the Eaton Vance Greater India Fund (the "Fund") invests, with Lloyd George Investment Management (Bermuda) Limited (the "Adviser"), as well as the administration agreement of the Portfolio with Eaton Vance Management (the "Administrator") and the management contract of the Fund with the Administrator, including their fee structures, is in the interests of shareholders and, therefore, the Special Committee recommended to the Board approval of the agreements. The Board accepted the recommendation of the Special Committee as well as the factors considered and conclusions reached by the Special Committee with respect to the agreements. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Portfolio, the administration agreement for the Portfolio and the management contract for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Portfolio, the administration agreement of the Portfolio and the management contract of the Fund, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser and to the Fund and Portfolio by the Administrator.

The Board considered the Adviser's and Administrator's management capabilities and the Adviser's investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio. The Board evaluated the abilities and experience of such investment personnel in analyzing factors such as special considerations relevant to investing in emerging markets, including Asia. The Board noted the Adviser's experience in managing equity funds that invest in Asian securities. The Board noted that the Adviser maintains offices in London, Hong Kong, Singapore and Mumbai, providing its investment team with first hand knowledge of country and market factors affecting securities in which the Portfolio invests. The Board evaluated the level of skill and expertise required to manage the Portfolio and concluded that the human resources available at the Adviser were appropriate to fulfill effectively its duties on behalf of the Portfolio.

The Board reviewed the compliance programs of the Adviser, the Administrator and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Administrator and its affiliates to requests from the Securities and Exchange Commission and the National Association of Securities Dealers.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser and the Administrator, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement, the administration agreement and the management contract, respectively.

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three-,

23

Eaton Vance Greater India Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

five- and ten-year periods ended September 30, 2005 for the Fund. On the basis of the foregoing and other relevant information, the Board concluded that the performance of the Fund is satisfactory.

Management Fees and Expenses

The Board reviewed contractual management fee rates, including administrative fee rates, payable by the Portfolio and the Fund (referred to collectively as "management fees"). As part of its review, the Board considered the management fees (including administrative fees) and the Fund's total expense ratio for the one-year period ended September 30, 2005, as compared to a group of similarly managed funds selected by an independent data provider. The Board considered the fact that the Adviser and the Administrator had undertaken to waive fees and/or pay expenses of the Fund permanently in an agreed-upon amount. After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund's total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and the Administrator in providing investment advisory and administrative services to the Fund and the Portfolio and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser in connection with its relationship with the Portfolio, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Portfolio and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and the Administrator are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser, on the one hand, and the Portfolio and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the Adviser's and Administrator's profitability may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and the Administrator, on the one hand, and the Fund on the other hand. The Board also concluded that the structure of the management fees, which include breakpoints at several asset levels, can be expected to cause such benefits to continue to be shared equitably.

24

Eaton Vance Greater India Fund

INVESTMENT MANAGEMENT

Eaton Vance Greater India Fund

Officers
Thomas E. Faust Jr.
President
J. Scott Craig
Vice President
William E. Dodge
Vice President
Gregory R. Greene
Vice President
Elizabeth S. Kenyon
Vice President
Duke E. Laflamme
Vice President
Thomas H. Luster
Vice President
George C. Pierides
Vice President
Barbara E. Campbell
Treasurer
Alan R. Dynner
Secretary
Paul M. O'Neil
Chief Compliance Officer	Trustees Samuel L. Hayes, III Chairman Benjamin C. Esty James B. Hawkes William H. Park Ronald A. Pearlman Norton H. Reamer Lynn A. Stout Ralph F. Verni

South Asia Portfolio

Officers
Hon. Robert Lloyd George President and Trustee
James B. Hawkes
Vice President and Trustee
William Walter Raleigh Kerr
Vice President
Samir Mehta
Vice President and Portfolio Manager
William J. Austin, Jr.
Treasurer
Alan R. Dynner
Secretary
Paul M. O'Neil
Chief Compliance Officer	Trustees Samuel L. Hayes, III Chairman Edward K. Y. Chen Benjamin C. Esty William H. Park Ronald A. Pearlman Norton H. Reamer Lynn A. Stout Ralph F. Verni

25

This Page Intentionally Left Blank

This Page Intentionally Left Blank

This Page Intentionally Left Blank

Investment Adviser of South Asia Portfolio
Lloyd George Investment Management
(Bermuda) Limited

3808 One Exchange Square
Central, Hong Kong

Sponsor and Manager of Eaton Vance Greater India Fund
and Administrator of South Asia Portfolio

Eaton Vance Management
The Eaton Vance Building
255 State Street
Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

Custodian
Investors Bank & Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Eaton Vance Greater India Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 800-225-6265.

142-8/06  GISRC

Semiannual Report June 30, 2006

EATON VANCE
INSTITUTIONAL
SHORT TERM
INCOME
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Institutional Short Term Income Fund as of June 30, 2006

INVESTMENT UPDATE

Investment Environment

Elizabeth S. Kenyon, CFA

Co-Portfolio Manager

Thomas H. Luster, CFA

Co-Portfolio Manager

• In the first half of 2006, the U.S. economy grew at a solid pace, with low to moderate inflation. U.S. Gross Domestic Product (GDP), the primary indicator of growth, expanded at a robust 5.6% rate in the first quarter of 2006 and an estimated 2.5% for the second quarter. Unemployment, meanwhile, declined to 4.6% in June 2006 from 4.9% in December 2005.

• At its June 2006 meeting, the Federal Reserve Board (the Fed) increased the Fed Funds target rate, a key short-term interest rate benchmark, by 25 basis points (0.25%). This was the Fed’s 17th consecutive increase since June 2004, and it brought the Fed Funds target rate to 5.25% at June 30, 2006. Though welcomed by money market investors, it is not certain how many more times the Fed will increase short-term rates.

• In past cycles, as the Fed has moved the rate higher, market forces have pushed intermediate and long-term bond yields higher as well. In the current cycle, however, yields on intermediate and long-term bonds have not risen as much as those on the short end, causing a “flattening” of the yield curve (the yield curve is a graph of bond yields across all maturities).

The Fund

• Eaton Vance Institutional Short Term Income Fund had a total return of 2.16% for the six months ended June 30, 2006.(1) This return resulted from an increase in the Fund’s net asset value to $52.08 on June 30, 2006, from $50.98 per share on December 31, 2005. See page 2 for more performance information.

• By comparison, the Fund’s benchmark, the Merrill Lynch U.S. Corporate & Government, 1-3 Years, A-Rated and Above Index — a representative, unmanaged index of U.S. Treasury securities and corporate bonds with maturities between one and three years — had a total return of 1.13% during the same period.(2)

• Eaton Vance Institutional Short Term Income Fund seeks current income and liquidity. The Fund currently seeks to meet its investment objective by investing in U.S. Treasury obligations; U.S. agency obligations; obligations of commercial banks or savings and loan associations (such as bankers’ acceptances and fixed and variable rate certificates of deposit); repurchase agreements; auction rate securities; commercial paper; corporate bonds; preferred stock; fixed and floating-rate asset-backed securities; and mortgage- backed securities. The Fund maintains a dollar-weighted average portfolio maturity of not more than three years. The dollar-weighted average duration of the Fund will not exceed two years.

• Management continued to maintain a relatively short weighted average maturity in the Fund to provide flexibility for interest rate increases. Although shorter-maturity securities typically offer lower yields, their flexibility enabled management to reinvest more quickly, helping to increase the Fund’s income stream as interest rates rose.

(1) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. There is no sales charge. Absent fee waivers by the investment adviser and its affiliate, the returns would be lower.

(2) It is not possible to invest directly in an Index. The Index’s total return does not reflect expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

The views expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

1

Eaton Vance Institutional Short Term Income Fund as of June 30, 2006

PERFORMANCE INFORMATION AND PORTFOLIO COMPOSITION

Performance

SEC Average Annual Total Returns

One Year	3.90%
Life of Fund†	2.08%

† Inception Date – 1/7/03

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. Absent fee waivers by the investment adviser and its affiliate, the returns would be lower. For performance as of the most recent month end, please refer to www.eatonvance.com.

Asset Allocation*

By net assets

* Asset allocation information may not be representative of the Fund’s current or future investments and may change due to active management.

2

Eaton Vance Institutional Short Term Income Fund as of June 30, 2006

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2006 – June 30, 2006).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Institutional Short Term Income Fund

	Beginning Account Value (1/1/06)	Ending Account Value (6/30/06)	Expenses Paid During Period* (1/1/06 – 6/30/06)
Actual	$1,000.00	$1,021.60	$2.11	**
Hypothetical
(5% return per year before expenses)	$1,000.00	$1,022.70	$2.11	**

*  Expenses are equal to the Fund's annualized expense ratio of 0.42% multipilied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on December 31, 2005.

**  Absent fee waivers by the investment adviser and its affiliate, expenses would be higher.

3

Eaton Vance Institutional Short Term Income Fund as of June 30, 2006

PORTFOLIO OF INVESTMENTS (Unaudited)

Asset Backed Securities — 6.8%
Security	Principal Amount (000's omitted)	Value
AMXCA, Series 2003-1, Class A, 5.309%, 9/15/10(1)	$1,000	$1,002,292
BOIT, Series 2003-B1, Class B-1, 5.569%, 12/15/10(1)	1,000	1,005,222
BSCMS, Series 2004-BA5A, Class A2, 5.369%, 9/15/19(1)	5,000	5,004,194
CARAT, Series 2004-1, Class A4, 2.64%, 11/17/08(1)	1,550	1,510,600
CCCIT, Series 2003-A4, Class A4, 5.484%, 3/20/09(1)	2,100	2,102,482
CGCMT, Series 2004-FL1 Class B, 5.499%, 7/15/18(1)	4,551	4,554,152
CHAMT, Series 2004-1B, Class B, 5.399%, 5/15/09(1)	1,000	1,000,557
GSMS, Series 2005-FL7A, Class A1, 5.298%, 3/6/17(1)	258	258,378
JPMCC, Series 2004-FL1A, Class A1, 5.378%, 4/16/19(1)	1,388	1,389,351
JPMCC, Series 2006-FL1A, Class A1A, 5.289%, 2/15/20(1)	4,959	4,962,937
MBNAS, Series 2003-A3, Class A3, 5.319%, 8/16/10(1)	2,100	2,105,341
WBCMT, Series 2004-WL4A, Class E, 5.619%, 10/15/15(1)	4,000	4,002,567
Total Asset Backed Securities (identified cost, $28,873,737)		$28,898,073
Auction-Rate Certificates — 7.1%
Security	Principal Amount (000's omitted)	Value
Brazos Texas Higher Education Authority, Inc., 5.25%, 12/1/38(1)	$2,800	$2,800,000
Colorado Educational and Cultural Facility, 5.09%, 7/1/32(1)	8,900	8,900,000
Masssachusetts Educational Financing Authority, 5.13%, 1/1/36(1)	9,000	9,000,000
Pennsylvania Higher Education Assistance Agency, 5.15%, 5/1/46(1)	9,500	9,500,000
Total Auction-Rate Certificates (identified cost $30,200,000)		$30,200,000

Auction-Rate Securities — 6.2%
Security	Shares	Value
Aberdeen Asia-Pacific Income Fund, Inc., Series C, 5.41%(1)(2)	189	$4,725,000
Cohen & Steers Premium Income Realty Fund, Series W28, 5.36%(1)(2)	175	4,375,000
Van Kampen High Income Trust II, 5.36%(1)(2)	342	8,550,000
Western Asset/Claymore Treasury Inflation Protected Securities Fund, Series TH, 5.26%(1)(2)	350	8,750,000
Total Auction-Rate Securities (identified cost, $26,400,000)		$26,400,000
Commercial Paper — 41.6%
Security	Principal Amount (000's omitted)	Value
Aluminum Company of America, 5.15%, 7/5/06	$4,467	$4,464,444
American Express Credit Corp., 5.05%, 7/11/06	10,467	10,452,317
Barton Capital Corp., 5.15%, 7/3/06(3)	2,574	2,573,264
CAFCO, LLC, 5.21%, 8/11/06(3)	10,000	9,940,664
CAFCO, LLC, 5.27%, 8/17/06(3)	7,008	6,959,783
CIESCO, LLC, 5.05%, 7/12/06(3)	17,780	17,752,565
Cortez Capital Corp., 5.12%, 7/6/06(3)	5,126	5,122,355
Countrywide Financial Corp., 5.31%, 7/3/06	12,752	12,748,238
Kittyhawk Funding Corp., 5.06%, 7/6/06(3)	10,000	9,992,972
Kittyhawk Funding Corp., 5.19%, 7/17/06(3)	2,510	2,504,210
Metropolitan Life Funding, Inc., 5.11%, 8/22/06	10,000	9,926,189
Novartis Finance Corp., 5.28%, 7/11/06(3)	10,000	9,985,333
Old Line Funding, LLC, 5.23%, 8/2/06(3)	7,000	6,967,458
Old Line Funding, LLC, 5.23%, 8/8/06(3)	10,525	10,466,896
Prudential Financial, Inc., 5.08%, 7/6/06(3)	19,000	18,986,594
Ranger Funding Co., LLC, 5.25%, 7/17/06(3)	10,363	10,338,820
Ranger Funding Co., LLC, 5.29%, 8/3/06(3)	7,480	7,443,728
Societe Generale N.A., 5.04%, 7/6/06	10,945	10,937,339
Societe Generale N.A., 5.13%, 8/24/06	6,280	6,231,675
Southern Co., 5.25%, 7/10/06(3)	3,270	3,265,708
Total Commercial Paper (at amortized cost, $177,060,552)		$177,060,552
Corporate Bonds — 3.7%
Security	Principal Amount (000's omitted)	Value
Alabama Power Co., 2.80%, 12/1/06	$1,550	$1,532,339
American Honda Finance Corp., 5.58%, 9/27/07(1)	2,425	2,429,198

See notes to financial statements

4

Eaton Vance Institutional Short Term Income Fund as of June 30, 2006

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Corporate Bonds (continued)
Security	Principal Amount (000's omitted)	Value
Bear Stearns Co., Inc., 5.228%, 1/16/07(1)	$2,500	$2,502,457
Caterpillar Financial Service Corp., 5.222%, 2/11/08(1)	2,425	2,428,541
HSBC Bank USA, 5.339%, 12/14/06(1)	2,000	2,000,180
Lehman Brothers Inc., 7.375%, 1/15/07	2,000	2,015,128
Merrill Lynch and Co., Inc., 5.37%, 2/5/10(1)	2,835	2,847,111
		$15,754,954
Total Corporate Bonds (identified cost $15,765,048)		$15,754,954
Mortgage-Backed Securities — 0.3%
Security	Principal Amount (000's omitted)	Value
Federal Home Loan Mortgage Corp., Series 2424, Class QG, 6.50%, 11/15/30	$1,098	$1,101,428
Total Mortgage-Backed Securities (identified cost, $1,074,088)		$1,101,428
Preferred Stocks — 1.9%
Security	Shares	Value
Financial Services — 1.8%
Citigroup Capital VII, 7.125%, 7/31/31(2)	60,000	$1,488,459
Federal National Mortgage Association, Series K, 5.396%(1)	50,000	2,514,065
JP Morgan Chase Capital IX, 7.50%, 2/15/31(2)	69,000	1,722,340
Morgan Stanley Capital II, 7.25%, 7/31/31(2)	80,000	1,987,778
		$7,712,642
Telecommunication Services — 0.1%
AT&T, Inc., 7.00%, 6/1/41(2)	20,000	$485,939
		$485,939
Total Preferred Stocks (identified cost $8,238,916)		$8,198,581

U.S. Government Agency Obligations — 6.1%
Security	Principal Amount (000's omitted)	Value
Federal Home Loan Bank, 4.125%, 11/15/06	$3,000	$2,984,400
Federal Home Loan Bank, 4.20%, 11/5/08	2,000	1,945,980
Federal Home Loan Bank, 4.32%, 9/29/06(1)	1,000	1,000,217
Federal Home Loan Bank, 4.75%, 2/16/07	5,000	4,977,435
Federal Home Loan Bank, 5.75%, 10/15/07	1,070	1,074,023
FHLMC, 4.31%, 7/25/08(1)	2,000	1,975,270
FHLMC, 4.80%, 2/23/07	3,000	2,986,287
FNMA, 2.625%, 10/23/06	1,000	991,490
FNMA, 4.15%, 7/13/07	3,000	2,959,968
FNMA, 5.50%, 7/10/07	5,000	4,993,220
Total U.S. Government Agency Obligations (identified cost, $26,102,092)		$25,888,290
U.S. Treasury Obligations — 0.8%
Security	Principal Amount (000's omitted)	Value
US Treasury Inflation Index Note, 3.375%, 1/15/07	$1,907	$1,911,943
US Treasury Note, 3.375%, 2/28/07	1,500	1,481,490
Total U.S. Treasury Obligations (identified cost, $3,412,224)		$3,393,433
Repurchase Agreements — 18.4%
Security	Principal Amount (000's omitted)	Value
Morgan Stanley Repurchase Agreement, dated 6/30/06, due 7/03/06, with a maturity value of $78,156,853 and an effective yield of 5.20%, collateralized by U.S. Treasury and U.S. Government Agency Obligations with rates ranging from 0.00% to 12.50%, with maturity dates ranging from 7/5/06 to 5/15/11 and with an aggregate market value of $79,719,996	$78,123	$78,123,000
Total Repurchase Agreements (identified cost $78,123,000)		$78,123,000

See notes to financial statements

5

Eaton Vance Institutional Short Term Income Fund as of June 30, 2006

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Short-Term Investments — 5.2%

Security	Principal Amount (000's omitted)	Value
Citizens Bank of Massachusetts, Certificate of Deposit, 5.309%, 7/12/06	$20,000	$20,000,000
Investors Bank and Trust Company Time Deposit, 5.30%, 7/3/06	2,000	2,000,000
Total Short-Term Investments (at amortized cost, $22,000,000)		$22,000,000
Total Investments — 98.1% (identified cost $417,249,657)		$417,018,311
Other Assets, Less Liabilities — 1.9%		$8,131,688
Net Assets — 100.0%		$425,149,999

AMXCA - American Express Credit Account Master Trust

BOIT - Bank One Issuance Trust

BSCMS - Bear Stearns Commercial Mortgage Security

CARAT - Capital Auto Receivables Asset Trust

CCCIT - Citibank Credit Card Issuance Trust

CGCMT - Citigroup Commercial Mortgage Trust

CHAMT - Chase Credit Card Master Trust

FFCB - Federal Farm Credit Bank

FHLMC - Federal Home Loan Mortgage Corporation (Freddie Mac)

FNMA - Federal National Mortgage Association (Fannie Mae)

GSMS - GS Mortgage Securities Corporation II

JPMCC - JP Morgan Chase Commercial Mortgage Security

MBNAS - MBNA Credit Card Master Note Trust

WBCMT - Wachovia Bank Commercial Mortgage Trust

(1)  Variable rate security. The stated interest rate represents the rate in effect at June 30, 2006.

(2)    Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

(3)  A security which has been issued under section 4(2) of the Securities Act of 1933 and is generally regarded as restricted and illiquid. This security may be resold in transactions exempt from registration or to the public if the security is registered. All such securities held have been deemed by the Fund's Trustees to be liquid and were purchased with the expectation that resale would not be necessary.

See notes to financial statements

6

Eaton Vance Institutional Short Term Income Fund as of June 30, 2006

FINANCIAL STATEMENTS (Unaudited)

Statement of Assets and Liabilities

As of June 30, 2006

Assets
Investments, at value (identified cost, $339,126,657)	$338,895,311
Repurchase Agreements, at value (identified cost $78,123,000)	78,123,000
Cash	7,600,554
Dividends and interest receivable	828,670
Total assets	$425,447,535
Liabilities
Payable to affiliate for distribution and service fees	$208,917
Payable to affiliate for investment advisory fees	50,389
Payable to affiliate for administration fees	38,230
Total liabilities	$297,536
Net Assets for 8,163,217 shares of beneficial interest outstanding	$425,149,999
Sources of Net Assets
Paid-in capital	$415,786,789
Accumulated undistributed net realized gain (computed on the basis of identified cost)	1,747
Accumulated undistributed net investment income	9,592,809
Net unrealized depreciation (computed on the basis of identified cost)	(231,346)
Total	$425,149,999
Net Asset Value, Offering Price and Redemption Price Per Share
($425,149,999 ÷ 8,163,217 shares of beneficial interest outstanding)	$52.08

Statement of Operations

For the Six Months Ended
June 30, 2006

Investment Income
Interest	$10,150,637
Dividends	394,886
Total investment income	$10,545,523
Expenses
Investment adviser fee	$570,848
Administration fee	226,162
Distribution and service fees	565,406
Total expenses	$1,362,416
Deduct — Preliminary reduction of investment adviser fee	$274,007
Preliminary reduction of distribution and service fees	135,695
Total expense reductions	$409,702
Net expenses	$952,714
Net investment income	$9,592,809
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$(66,966)
Realized gain distributions from auction-rate securities	124,496
Net realized gain	$57,530
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$73,929
Net change in unrealized appreciation (depreciation)	$73,929
Net realized and unrealized gain	$131,459
Net increase in net assets from operations	$9,724,268

See notes to financial statements

7

Eaton Vance Institutional Short Term Income Fund as of June 30, 2006

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005
From operations — Net investment income	$9,592,809	$8,260,946
Net realized gain (loss) from investment transactions and realized gain distributions from auction rate securities	57,530	(55,783)
Net change in unrealized appreciation (depreciation) from investments	73,929	(269,395)
Net increase in net assets from operations	$9,724,268	$7,935,768
Distributions to shareholders — From net investment income	$—	$(1,707,891)
Total distributions to shareholders	$—	$(1,707,891)
Transactions in shares of beneficial interest — Proceeds from sale of shares	$637,690,760	$852,000,000
Cost of shares redeemed	(524,100,569)	(691,419,691)
Net increase in net assets from Fund share transactions	$113,590,191	$160,580,309
Net increase in net assets	$123,314,459	$166,808,186
Net Assets
At beginning of period	$301,835,540	$135,027,354
At end of period	$425,149,999	$301,835,540
Accumulated undistributed net investment income included in net assets
At end of period	$9,592,809	$—

See notes to financial statements

8

Eaton Vance Institutional Short Term Income Fund as of June 30, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Six Months Ended June 30, 2006		Year Ended December 31,
	(Unaudited)(1)		2005(1)	2004(1)	2003(1)(2)
Net asset value — Beginning of period	$50.980		$50.240	$50.190	$50.000
Income (loss) from operations
Net investment income	$1.082		$1.583	$0.632	$0.422
Net realized and unrealized gain (loss)	0.018		(0.097)	(0.034)	0.048
Total income from operations	$1.100		$1.486	$0.598	$0.470
Less distributions
From net investment income	$—		$(0.746)	$(0.548)	$(0.280)
Total distributions	$—		$(0.746)	$(0.548)	$(0.280)
Net asset value — End of period	$52.080		$50.980	$50.240	$50.190
Total Return(3)	2.16%		2.95%	1.19%	0.94%
Ratios/Supplemental Data†
Net assets, end of period (000's omitted)	$425,150		$301,836	$135,027	$97,115
Ratios (As a percentage of average daily net assets):
Net expenses	0.42	%(4)	0.34%	0.30%	0.55	%(4)
Net investment income	4.23	%(4)	3.11%	1.25%	0.85	%(4)
Portfolio Turnover	167%		378%	390%	429%

†  The operating expenses of the Fund reflect reductions of both the investment adviser fee and the distribution and service fees. Had such actions not been taken, the ratios and net investment income per share would have been as follows:

Ratios (As a percentage of average daily net assets):
Expenses	0.60	%(4)	0.60%	0.60%	0.60	%(4)
Net investment income	4.05	%(4)	2.85%	0.95%	0.80	%(4)
Net investment income per share	$1.036		$1.450	$0.480	$0.397

(1)  Net investment income per share was computed using average shares outstanding.

(2)  For the period from the start of business January 7, 2003, to December 31, 2003.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis. Total return would have been lower had certain expenses not been reduced during the periods shown.

(4)  Annualized.

See notes to financial statements

9

Eaton Vance Institutional Short Term Income Fund as of June 30, 2006

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1  Significant Accounting Policies

Eaton Vance Institutional Short Term Income Fund (the Fund) is a non-diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund's investment objective is to seek current income and liquidity. The Fund invests in U.S. Treasury obligations, U.S. agency obligations, obligations of commercial banks or savings and loan associations (such as bankers' acceptances and fixed and variable rate certificates of deposit), repurchase agreements, auction rate securities, commercial paper, corporate bonds, preferred stock, fixed and floating rate asset-backed securities and mortgage-backed securities, all of which must be rated A or higher (i.e., within the top three rating categories). The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuations — Fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of market valuations furnished by a pricing service. Marketable securities, including options, that are listed on foreign or U.S. securities exchanges generally are valued at closing sale prices on the exchange where such securities are principally traded. Marketable securities listed in the NASDAQ National Market System are valued at the NASDAQ official closing price. The value of preferred debt securities that are valued by a pricing service on an equity basis will be adjusted by an income factor, to be determined by the investment adviser, to reflect the next anticipated regular dividend. Unlisted or listed securities for which closing sales prices are not available are valued at the mean between the bid and asked prices. Repurchase agreements are valued at cost plus accrued interest. Short-term debt securities maturing in 60 days or less are valued at amortized cost. If short-term debt securities are acquired with a remaining maturity of more than sixty days, they will be valued by a pricing service. Investments for which valuations or market quotations are not readily available or, and investments for which the price of the security is determined to be unreliable, are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

B  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date.

C  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income tax is necessary. At December 31, 2005, the Fund, for federal income tax purposes, had a capital loss carryover of $(55,783), which will reduce the taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such loss carryover will expire on December 31, 2013.

D  Repurchase Agreements — The Fund may enter into repurchase agreements collateralized by U.S. Treasury obligations, U.S. agency obligations, commercial paper and mortgage-backed securities involving any or all of its assets with banks and broker dealers determined to be creditworthy by the investment adviser, Eaton Vance Management (EVM). Under a repurchase agreement, the Fund buys a security at one price and simultaneously promises to sell that same security back to the seller at a higher price for settlement at a later date. The Fund's repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement, and will be marked to market daily. The repurchase date is usually overnight, but may be within seven days of the original purchase date. In the event of the bankruptcy of the counterparty or a third party custodian, the Fund might experience delays in recovering its cash or experience a loss.

E  Other — Investment transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on securities sold are determined on the basis of identified cost.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of

Eaton Vance Institutional Short Term Income Fund as of June 30, 2006

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Interim Financial Statements — The interim financial statements relating to June 30, 2006 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Fund's management reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2  Distribution to Shareholders

It is the present policy of the Fund to pay dividends and capital gains annually, normally in December. The Fund intends, on its tax return, to treat as a distribution of investment company taxable income and net capital gain the portion of redemption proceeds paid to redeeming shareholders that represents the redeeming shareholders' portion of the Fund's undistributed investment company taxable income and net capital gain. This practice, which involves the use of equalization accounting, will have the effect of reducing the amount of income and gains that the Fund is required to distribute as dividends to shareholders in order for the Fund to avoid federal income tax and excise tax. This practice may also reduce the amount of distributions required to be made to nonredeeming shareholders and defer the recognition of taxable income by such shareholders. However, since the amount of any undistributed income will be reflected in the value of the Fund's shares, the total return on a shareholder's investment will not be reduced as a result of the Fund's distribution policy.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

3  Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in shares were as follows:

	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005
Sales	12,419,546	16,696,236
Redemptions	(10,176,849)	(13,463,475)
Net increase	2,242,697	3,232,761

At June 30, 2006, Eaton Vance Management owned approximately 23% of the outstanding shares of the Fund.

4  Purchases and Sales of Investments

Purchases and sales (including maturities), other than U.S. Government securities and short-term obligations, aggregated $237,568,469 and $197,336,951, respectively for the six months ended June 30, 2006. Purchase and sales of U.S. Government and Agency securities aggregated $15,976,373 and $6,711,078, respectively.

5  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for management services rendered to the Fund. Under the investment advisory agreement with the Fund, EVM received a monthly advisory fee equal to 0.25% annually of the average daily net assets of the Fund. For the six months ended June 30, 2006, the fee was equivalent to 0.25% (annualized) of the Fund's average net assets and amounted to $570,848. Pursuant to a voluntary fee waiver, EVM made a reduction of its investment adviser fee in the amount of $274,007 for six months ended June 30, 2006. EVM also serves as administrator of the Fund, providing the Fund with administration services and related office facilities. In return, the Fund pays EVM administration fees equivalent to 0.10% of average daily net assets of the Fund. For the six months ended June 30, 2006, the fee was equivalent to 0.10% (annualized) of the Fund's average net assets and amounted to $226,162. EVM also pays all ordinary operating expenses of the Fund (except distribution and service fees, administration fees and advisory fees). Except as to Trustees of the Fund who are not members of EVM's organization, officers and Trustees

Eaton Vance Institutional Short Term Income Fund as of June 30, 2006

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

receive remuneration for their services to the Fund out of such investment adviser fee. Certain officers and Trustees of the Fund are officers of EVM. Trustees fees incurred by the Fund for the six months ended June 30, 2006 were paid by EVM.

6  Distribution Plan

The Fund has in effect a distribution plan pursuant to Rule 12b-1 under the 1940 Act. The distribution plan provides that the Fund will pay the Principal Underwriter, Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM, a distribution and service fee of 0.25% of the Fund's average daily net assets for each fiscal year for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. EVD may pay up to the entire amount of the distribution and service fees to investment dealers and their employees for providing services to the Fund or its shareholders. Distribution and service fee payments from EVD to investment dealers and others will be made on new accounts only if EVD has previously authorized in writing such payments for identified accounts. Distribution and service fees paid or accrued for the six months ended June 30, 2006 amounted to $565,406. Pursuant to a voluntary waiver, EVD made a reduction of its distribution and service fees of $135,695.

7  Federal Income Tax Basis of Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) in value of the investment securities at June 30, 2006, as computed on a federal income tax basis, were as follows:

Aggregate cost	$417,249,657
Gross unrealized appreciation	$50,812
Gross unrealized depreciation	(282,158)
Net unrealized depreciation	$(231,346)

8  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each portfolio or fund based on its borrowing at an amount above the Eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the facility is allocated among the participating portfolios and funds at the end of each quarter. The Fund did not have any significant borrowings or allocated fees during the six months ended June 30, 2006.

9  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, ("FIN 48") "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes." This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006. The Fund is currently evaluating the impact of applying the various provisions of FIN 48.

Eaton Vance Institutional Short-Term Income Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees") cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on March 27, 2006, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Special Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Special Committee reviewed information furnished for a series of meetings of the Special Committee held in February and March 2006. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund managed by it;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

13

Eaton Vance Institutional Short-Term Income Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

In addition to the information identified above, the Special Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve month period ended March 31, 2006, the Board met nine times and the Special Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met eight, twelve and five times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Special Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Special Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Special Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Special Committee concluded that the continuance of the investment advisory agreement of the Eaton Vance Institutional Short-Term Income Fund (the "Fund") with Eaton Vance Management (the "Adviser"), including its fee structure, is in the interests of shareholders and, therefore, the Special Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Special Committee as well as the factors considered and conclusions reached by the Special Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.

The Board considered the Adviser's management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. The Board considered the Adviser's experience in managing portfolios consisting of high quality money market instruments and short-term obligations. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to each Fund in the complex by senior management.

The Board reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the National Association of Securities Dealers.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the year ended

14

Eaton Vance Institutional Short-Term Income Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

September 30, 2005 for the Fund. On the basis of the foregoing and other relevant information, the Board concluded that the performance of the Fund is satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including administrative fees, payable by the Fund (referred to collectively as "management fees"). As part of its review, the Board considered the Fund's management fees and total expense ratio for the one-year period ended September 30, 2005, as compared to a group of similarly managed funds selected by an independent data provider.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund's total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser in connection with its relationship with the Fund.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the Adviser's profitability may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Fund, the Adviser and its affiliates and the Fund can be expected to continue to share such benefits equitably.

15

Eaton Vance Institutional Short Term Income Fund

INVESTMENT MANAGEMENT

Officers
Thomas E. Faust Jr.
President
Duke E. Laflamme
Vice President
J. Scott Craig
Vice President
Gregory R. Greene
Vice President
Elizabeth S. Kenyon
Vice President
Thomas H. Luster
Vice President
George C. Pierides
Vice President
Barbara E. Campell
Treasurer
Alan R. Dynner
Secretary
Paul M. O'Neil
Chief Compliance Officer	Trustees Samuel L. Hayes, III Chairman Benjamin C. Esty James B. Hawkes William H. Park Ronald A. Pearlman Norton H. Reamer Lynn A. Stout Ralph F. Verni

16

Investment Adviser
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

Custodian
Investors Bank & Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Eaton Vance Institutional Short Term Income Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-225-6265.

1555-8/06  ISTISRC

Semiannual Report June 30, 2006

EATON VANCE
INSTITUTIONAL
SHORT TERM
TREASURY
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Institutional Short Term Treasury Fund as of June 30, 2006

INVESTMENT UPDATE

Investment Environment

Elizabeth S. Kenyon, CFA

Co-Portfolio Manager

Duke E. Laflamme, CFA

Co-Portfolio Manager

• In the first half of 2006, the U.S. economy grew at a solid pace, with low to moderate inflation. U.S. Gross Domestic Product (GDP), the primary indicator of growth, expanded at a robust 5.6% annualized rate in the first quarter of 2006 and an estimated 2.5% for the second quarter. Unemployment, meanwhile, declined to 4.6% in June 2006 from 4.9% in December 2005.

• At its June 2006 meeting, the Federal Reserve Board (the Fed) increased the Fed Funds target rate, a key short-term interest rate benchmark, by 25 basis points (0.25%). This was the Fed’s 17th consecutive increase since June 2004, and it brought the Fed Funds target rate to 5.25% at June 30, 2006. Though welcomed by money market investors, it is not certain how many more times the Fed will increase short-term rates.

• In past cycles, as the Fed has moved the rate higher, market forces have pushed intermediate and long-term bond yields higher as well. In the current cycle, however, yields on intermediate and long-term bonds have not risen as much as those on the short end, causing a “flattening” of the yield curve (the yield curve is a graphical depiction of bond yields across all maturities).

The Fund

• Eaton Vance Institutional Short Term Treasury Fund had a total return of 2.06% for the six months ended June 30, 2006.(1) This return resulted from an increase in the Fund’s net asset value to $73.67 per share on June 30, 2006, from $72.18 per share on December 31, 2005. See page 2 for more performance information.

• By comparison, the Fund’s benchmark, the Merrill Lynch 0-1 Year Treasury Notes and Bonds Index — an unmanaged index of U.S. Treasury Notes and Bonds with maturities of one year or less — had a total return of 2.01% during the same period.(2)

• Management continued to maintain a relatively short weighted average maturity in the Fund to provide flexibility for interest rate increases. Although shorter-maturity securities typically offer lower yields, their flexibility enabled management to reinvest more quickly, helping to increase the Fund’s income stream as interest rates rose. For the remainder of 2006, we remain focused on the economy, inflation, and Fed interest rate policy.

• Eaton Vance Institutional Short Term Treasury Fund invests exclusively in U.S. Treasury obligations (bills, notes, and bonds) with a remaining maturity of up to five years and repurchase agreements collateralized by U.S. Treasury obligations.

(1) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. There is no sales charge. Absent fee waivers by the manager and its affiliate, the returns would be lower.

(2) It is not possible to invest directly in an Index. The Index’s total return does not reflect expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. For performance as of the most recent month end, please refer to www.eatonvance.com.

The views expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

1

Eaton Vance Institutional Short Term Treasury Fund as of June 30, 2006

PERFORMANCE INFORMATION AND PORTFOLIO COMPOSITION

Performance

SEC Average Annual Total Returns

One Year	3.60%
Five Years	1.75
Life of Fund†	2.77

†Inception Date – 1/4/99

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Absent fee waivers by the manager and its affiliate, the returns would be lower. For performance as of the most recent month end, please refer to www.eatonvance.com.

Asset Allocation†

By net assets

† Asset allocation information may not be representative of the Fund’s current or future investments and may change due to active management.

2

Eaton Vance Institutional Short Term Treasury Fund as of June 30, 2006

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2006 – June 30, 2006).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Institutional Short Term Treasury Fund

	Beginning Account Value (1/1/06)	Ending Account Value (6/30/06)	Expenses Paid During Period (1/1/06 – 6/30/06)
Actual	$1,000.00	$1,020.60	$1.85	**
Hypothetical (5% return per year before expenses)	$1,000.00	$1,023.00	$1.86	**

* Expenses are equal to the Fund's annualized expense ratio of 0.37% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on December 31, 2005.

**Absent fee waivers by the manager and its affiliate, expenses would be higher.

3

Eaton Vance Institutional Short Term Treasury Fund as of June 30, 2006

PORTFOLIO OF INVESTMENTS (Unaudited)

U.S. Treasury Obligations — 51.1%
Security	Principal Amount (000's omitted)	Value
US Treasury Bill, 0.00%, 8/17/06	$325,000	$322,991,500
US Treasury Bill, 0.00%, 9/7/06	240,000	237,813,600
US Treasury Bill, 0.00%, 10/5/06	100,000	98,692,000
US Treasury Bill, 0.00%, 7/6/06	19,000	18,989,550
Total U.S. Treasury Obligations (identified cost, $678,541,416)		$678,486,650
Repurchase Agreements — 47.8%
Security	Principal Amount (000's omitted)	Value
Merrill Lynch Repurchase Agreement, dated 6/30/06, due 7/03/06, with a maturity value of $308,397,606 and an effective yield of 4.50%, collaterized by U.S. Treasury Obligations with rates ranging from 0.00% to 6.50%, with maturity dates ranging from 1/15/07 to 5/31/11 and with an aggregate market value of $314,447,903.	$308,282	$308,282,000
Morgan Stanley Repurchase Agreement, dated 6/30/06, due 7/03/06, with a maturity value of $327,217,661 and an effective yield of 4.50%, collaterized by U.S. Treasury Obligations with rates ranging from 0.875% to 4.875%, with maturity rates ranging from 1/15/07 to 4/15/11 and with an aggregate market value of $332,974,900.	327,095	327,095,000
Total Repurchase Agreements (identified cost $635,377,000)		$635,377,000
Total Investments — 98.9% (identified cost $1,313,918,416)		$1,313,863,650
Other Assets, Less Liabilities — 1.1%		$14,881,198
Net Assets — 100.0%		$1,328,744,848

See notes to financial statements

4

Eaton Vance Institutional Short Term Treasury Fund as of June 30, 2006

FINANCIAL STATEMENTS (Unaudited)

Statement of Assets and Liabilities

As of June 30, 2006

Assets
Investments, at value (identified cost, $678,541,416)	$678,486,650
Repurchase Agreements, at value (cost $635,377,000)	635,377,000
Cash	410
Receivable for Fund shares sold	15,000,000
Interest receivable	79,423
Total assets	$1,328,943,483
Liabilities
Payable to affiliate for management fees	$88,688
Payable to affiliate for distribution and service fees	109,947
Total liabilities	$198,635
Net Assets for 18,036,871 shares of beneficial interest outstanding	$1,328,744,848
Sources of Net Assets
Paid-in capital	$1,325,743,111
Accumulated net realized loss (computed on the basis of identified cost)	(376,209)
Accumulated undistributed net investment income	3,432,712
Net unrealized depreciation (computed on the basis of identified cost)	(54,766)
Total	$1,328,744,848
Net Asset Value, Offering Price and Redemption Price Per Share
($1,328,744,848 ÷ 18,036,871 shares of beneficial interest outstanding)	$73.67

Statement of Operations

For the Six Months Ended
June 30, 2006

Investment Income
Interest	$3,707,695
Total investment income	$3,707,695
Expenses
Management fee	$261,217
Distribution and sevice fees	184,896
Total expenses	$446,113
Deduct — Preliminary reduction of management fee	$111,950
Preliminary reduction of distribution and service fees	59,167
Total expense reductions	$171,117
Net expenses	$274,996
Net investment income	$3,432,699
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$918
Net realized gain	$918
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$(52,370)
Net change in unrealized appreciation (depreciation)	$(52,370)
Net realized and unrealized loss	$(51,452)
Net increase in net assets from operations	$3,381,247

See notes to financial statements

5

Eaton Vance Institutional Short Term Treasury Fund as of June 30, 2006

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005
From operations — Net investment income	$3,432,699	$265,966
Net realized gain from investment transactions	918	—
Net change in unrealized (depreciation) from investments	(52,370)	(3,099)
Net increase in net assets from operations	$3,381,247	$262,867
Distributions to shareholders —
From net investment income	$—	$(265,953)
Total distributions to shareholders	$—	$(265,953)
Transactions in shares of beneficial interest — Proceeds from sale of shares	$1,365,172,800	$—
Cost of shares redeemed	(49,794,472)	—
Net increase in net assets from Fund share transactions	$1,315,378,328	$—
Net increase (decrease) in net assets	$1,318,759,575	$(3,086)
Net Assets
At beginning of period	$9,985,273	$9,988,359
At end of period	$1,328,744,848	$9,985,273
Accumulated undistributed net investment income included in net assets
At end of period	$3,432,712	$13

See notes to financial statements

6

Eaton Vance Institutional Short Term Treasury Fund as of June 30, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Six Months Ended June 30, 2006		Year Ended December 31,
	(Unaudited)(1)		2005	2004	2003(1)		2002(1)	2001(1)
Net asset value — Beginning of period	$72.180		$72.210	$72.200	$72.840		$72.710	$70.760
Income (loss) from operations
Net investment income	$1.611		$1.923	$0.677	$0.696		$0.944	$2.195
Net realized and unrealized gain (loss)	(0.121)		(0.030)	0.010	(0.476	)(2)	(0.054)	0.555
Total income from operations	$1.490		$1.893	$0.687	$0.220		$0.890	$2.750
Less distributions
From net investment income	$—		$(1.923)	$(0.677)	$(0.860)		$(0.760)	$(0.800)
Total distributions	$—		$(1.923)	$(0.677)	$(0.860)		$(0.760)	$(0.800)
Net asset value — End of period	$73.670		$72.180	$72.210	$72.200		$72.840	$72.710
Total Return(3)	2.06%		2.62%	0.95%	0.31%		1.22%	3.89%
Ratios/Supplemental Data†
Net assets, end of period (000's omitted)	$1,328,745		$9,985	$9,988	$9,988		$1,002	$1,349
Ratios (As a percentage of average daily net assets):
Net expenses	0.37	%(4)	0.28%	0.25%	0.25%		0.52%	0.60%
Net investment income	4.64	%(4)	2.63%	0.93%	0.96%		1.29%	3.02%
Portfolio Turnover	0%		0%	0%	0%		14%	13%
† The operating expenses of the Fund may reflect a reduction of both the management fee and the distribution and service fees. Had such actions not been taken, the ratios and net investment income per share would have been as follows:
Ratios (As a percentage of average daily net assets):
Expenses	0.60%(4)			0.60%	0.60%		0.60%	0.60%
Net investment income	4.41%(4)			2.31%	0.58%		0.61%	1.21%
Net investment income per share	$1.531			$1.689	$0.422		$0.442	$0.885

(1)  Net investment income per share was computed using average shares outstanding.

(2)  The per share amount is not in accord with the net realized and unrealized gain (loss) on investments for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis. Total return would have been lower had certain expenses not been reduced during the periods shown.

(4)  Annualized.

See notes to financial statements

7

Eaton Vance Institutional Short Term Treasury Fund as of June 30, 2006

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1  Significant Accounting Policies

Eaton Vance Institutional Short Term Treasury Fund (the Fund) is a non-diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund's investment objective is to seek current income and liquidity. The Fund invests exclusively in U.S. Treasury obligations (bills, notes and bonds) with a remaining maturity of up to five years and repurchase agreements collateralized exclusively by U.S. Treasury obligations. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuations — Debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of market valuations furnished by a broker or pricing service. Repurchase agreements are valued at cost plus accrued interest. Investments for which valuations or market quotations are not readily available and investments for which the price of the security is determined to be unreliable, are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

B  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

C  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income tax is necessary. At December 31, 2005, the Fund, for federal income tax purposes, had a capital loss carryover of $377,127, which will reduce the taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such loss carryover will expire on December 31, 2010.

D  Repurchase Agreements — The Fund may enter into repurchase agreements collateralized exclusively by U.S. Treasury obligations with banks and broker-dealers determined to be creditworthy by the Fund's Manager, Eaton Vance Management. Under a repurchase agreement, the Fund buys a security at one price and simultaneously promises to sell that same security back to the seller at a higher price for settlement at a later date. The Fund's repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement, and will be marked to market daily. The repurchase date is usually overnight, but may be within seven days of the original purchase date. In the event of the bankruptcy of the counterparty or a third party custodian, the Fund might experience delays in recovering its cash or experience a loss.

E  Other — Investment transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on securities sold are determined on the basis of identified cost.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Interim Financial Statements — The interim financial statements relating to June 30, 2006 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Fund's management reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

8

Eaton Vance Institutional Short Term Treasury Fund as of June 30, 2006

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

2  Distributions to Shareholders

It is the present policy of the Fund to pay dividends and capital gains annually, normally in December. The Fund intends on its tax return to treat as a distribution of investment company taxable income and net capital gain the portion of redemption proceeds paid to redeeming shareholders that represents the redeeming shareholders' portion of the Fund's undistributed investment company taxable income and net capital gain. This practice, which involves the use of equalization accounting, will have the effect of reducing the amount of income and gains that the Fund is required to distribute as dividends to shareholders in order for the Fund to avoid federal income tax and excise tax. This practice may also reduce the amount of distributions required to be made to nonredeeming shareholders and defer the recognition of taxable income by such shareholders. However, since the amount of any undistributed income will be reflected in the value of the Fund's shares, the total return on a shareholder's investment will not be reduced as a result of the Fund's distribution policy.

The Fund distinguishes between distributions on a tax and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

3  Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in shares were as follows:

	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005
Sales	18,577,967	—
Redemptions	(679,426)	—
Net increase	17,898,541	—

4  Purchases and Sales of Investments

Purchases and sales (including maturities) of short-term U.S. Government Securities aggregated $782,590,986 and $115,925,156, respectively, for the six months ended June 30, 2006. There were no long term purchases or sales during the six months ended June 30, 2006.

5  Management Fee and Other Transactions with Affiliates

The management fee is earned by Eaton Vance Management (EVM) as compensation for management services rendered to the Fund. The fee is at an annual rate of 0.35% of the average daily net assets of the Fund. Eaton Vance also provides administrative services and pays all ordinary operating expenses of the Fund (except distribution and service fees and management fees). For the six months ended June 30, 2006, the management fee was equivalent to 0.35% (annualized) of the Fund's average net assets and amounted to $261,217. Pursuant to a voluntary fee waiver, EVM made a reduction of its management fee in the amount of $111,950. Except as to Trustees who are not members of of EVM's organization, officers and Trustees receive remuneration for their services to the Fund out of such management fee. Certain officers and Trustees of the Fund are officers of EVM. Trustees fees incurred by the Fund for the six months ended June 30, 2006 were paid by EVM.

6  Distribution Plan

The Fund has in effect a distribution plan pursuant to Rule 12b-1 under the 1940 Act. The distribution plan provides that the Fund will pay the Principal Underwriter, Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM, a distribution and service fee of 0.25% of the Fund's average daily net assets for each fiscal year for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. EVD may pay up to the entire amount of the distribution and service fees to investment dealers and their employees for providing services to the Fund or its shareholders. Distribution and service fee payments from EVD to investment dealers and others will be made on new accounts only if EVD has previously authorized in writing such payments for identified accounts. Distribution and service fees paid or accrued for the six months ended June 30, 2006 amounted to $184,896. Pursuant to a voluntary waiver, EVD made a reduction of its distribution and service fees of $59,167.

7  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each portfolio or fund based on its borrowing at an amount above the Eurodollar

9

Eaton Vance Institutional Short Term Treasury Fund as of June 30, 2006

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

rate or federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the facility is allocated among the participating portfolios and funds at the end of each quarter. The Fund did not have any significant borrowings or allocated fees during the six months ended June 30, 2006.

8  Federal Income Tax Basis of Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) in value of the investment securities at June 30, 2006, as computed on a federal income tax basis, were as follows:

Aggregate cost	$1,313,918,416
Gross unrealized appreciation	$1,491
Gross unrealized depreciation	(56,257)
Net unrealized depreciation	$(54,766)

9  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, ("FIN 48") "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes." This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006. The Fund is currently evaluating the impact of applying the various provisions of FIN 48.

10

Eaton Vance Institutional Short Term Treasury Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees") cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on March 27, 2006, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Special Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Special Committee reviewed information furnished for a series of meetings of the Special Committee held in February and March 2006. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund managed by it;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

11

Eaton Vance Institutional Short Term Treasury Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

In addition to the information identified above, the Special Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve month period ended March 31, 2006, the Board met nine times and the Special Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met eight, twelve and five times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement. The Special Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Special Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Special Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Special Committee concluded that the continuance of the management agreement of the Eaton Vance Institutional Short Term Treasury Fund (the "Fund") with Eaton Vance Management (the "Adviser"), including its fee structure, is in the interests of shareholders and, therefore, the Special Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Special Committee as well as the factors considered and conclusions reached by the Special Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the management agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the management agreement of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.

The Board considered the Adviser's management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. The Board considered the Adviser's experience in managing portfolios consisting of high quality money market instruments and short-term obligations. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to each Fund in the complex by senior management.

The Board reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the National Association of Securities Dealers.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the management agreement.

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three- and five-year periods ended September 30, 2005 for the Fund. The Board concluded that the performance of the Fund is satisfactory.

12

Eaton Vance Institutional Short Term Treasury Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

Management Fees and Expenses

The Board reviewed contractual management fee rates payable by the Fund (referred to as "management fees"). As part of its review, the Board considered the Fund's management fees and total expense ratio for the one-year period ended September 30, 2005, as compared to a group of similarly managed funds selected by an independent data provider.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund's total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser in connection with its relationship with the Fund.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the Adviser's profitability may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Fund, the Adviser and its affiliates and the Fund can be expected to continue to share such benefits equitably.

13

Eaton Vance Institutional Short Term Treasury Fund

INVESTMENT MANAGEMENT

Officers
Thomas E. Faust Jr.
President
J. Scott Craig
Vice President
Gregory R. Greene
Vice President
Elizabeth S. Kenyon
Vice President
Duke E. Laflamme
Vice President
Thomas H. Luster
Vice President
George C. Pierides
Vice President
Barbara E. Campbell
Treasurer
Alan R. Dynner
Secretary
Paul M. O'Neil
Chief Compliance Officer	Trustees Samuel L. Hayes, III Chairman Benjamin C. Esty James B. Hawkes William H. Park Ronald A. Pearlman Norton H. Reamer Lynn A. Stout Ralph F. Verni

14

This Page Intentionally Left Blank

This Page Intentionally Left Blank

Manager
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

Custodian
Investors Bank & Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Eaton Vance Institutional Short Term Treasury Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-225-6265.

163-8/06  I-TYSRC

Semiannual Report June 30, 2006

EATON VANCE
LARGE-CAP
VALUE
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Large-Cap Value Fund as of June 30, 2006

INVESTMENT UPDATE

Michael R. Mach, CFA

Portfolio Manager

The Fund

Performance for the Past Six Months

• For the six months ended June 30, 2006, the Fund’s Class A shares had a total return of 5.90%. This return was the result of an increase in net asset value (NAV) per share to $19.22 on June 30, 2006, from $18.42 on December 31, 2005, and the reinvestment of $0.134 per share in dividend income and $0.146 per share in capital gains.(1)

• The Fund’s Class B shares had a total return of 5.49% for the same period, the result of an increase in NAV per share to $19.22 from $18.42, and the reinvestment of $0.063 per share in dividend income and $0.146 per share in capital gains.(1)

• The Fund’s Class C shares had a total return of 5.49% for the same period, the result of an increase in NAV per share to $19.22 from $18.42, and the reinvestment of $0.063 per share in dividend income and $0.146 per share in capital gains.(1)

• The Fund’s Class I shares had a total return of 6.02% for the same period, the result of an increase in NAV per share to $19.22 from $18.42, and the reinvestment of $0.158 per share in dividend income and $0.146 per share in capital gains.(1)

• The Fund’s Class R shares had a total return of 5.79% for the same period, the result of an increase in NAV per share to $19.22 from $18.42, and the reinvestment of $0.115 per share in dividend income and $0.146 per share in capital gains.(1)

• For comparison, the Fund’s benchmark, the Russell 1000 Value Index – a broad-based, unmanaged index of value stocks – had a total return of 6.56% during the period, while the broader market, as measured by the S&P 500 Index, was up 2.71%. The Lipper Large-Cap Value Classification had a total return of 4.52% during the same period.(2)

Management Discussion

• For the six months ended June 30, 2006, the broad equity market posted mixed returns. Small-cap stocks outperformed large-cap stocks, while value stocks continued to outperform growth stocks. Geopolitical fears and economic uncertainty led to a month-long sell-off at the end of the period, reversing many first quarter gains. However, the fundamentals for corporate America remained strong. Balance sheets of many corporations remained flush with cash, earnings continued to be strong, and debt servicing ratios were at record-low levels. Strength in corporate America remained overshadowed by anxiety surrounding world events and concern over the direction of the economy and inflation. Not surprisingly, monetary policy remained in a tightening mode as the Federal Reserve continued to raise the Fed Funds rate.

• For the six months ended June 30, 2006, the Fund’s returns lagged that of the Russell 1000 Value Index.(2) During the first quarter, lower-quality small- and mid-cap sized stocks posted strong performance. The Portfolio’s focus on larger-capitalization value stocks, as well as lack of exposure to low-quality stocks, resulted in below-benchmark performance in the first quarter. A second quarter rally for value stocks and large-cap stocks helped offset first quarter underperformance.

• Stock selection was a key driver for the Fund’s positive absolute return. Portfolio holdings in the energy and financial sectors were strong performers, contributing positively to performance during the first six months of the year. Also contributing to the Fund’s returns were Portfolio holdings in the materials and utilities sectors, particularly electric utility stocks. Portfolio holdings in the energy and materials sectors saw their stock prices advance, as demand and pricing for commodities such as coal, oil, and copper all moved higher.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

(1) These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, returns would be lower. Class I and Class R shares are offered to certain investors at net asset value.

(2) It is not possible to invest directly in an Index. The Indexes’ total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indexes.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

• The most significant detractor to relative performance for the first half of 2006 was stock selection in the consumer discretionary sector. Several factors continued to negatively impact consumer spending during the period, including escalating oil prices, rising interest rates and conflicting indicators on the strength of the U.S. economy, which resulted in some underperformance in our consumer holdings.

• We remain committed to a strategy of investing in companies whose common stock we believe is inexpensive or undervalued relative to the overall stock market. We maintain our discipline of only investing in stocks of such companies when they are available at discounted valuations versus the broad market averages. In closing, I would like to thank you, my fellow shareholders, for your continued confidence and participation in the Fund.

The views expressed throughout this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

Common Stock Investments by Sector*

By net assets

Ten Largest Holdings**

By net assets

ConocoPhillips	2.51%
Citigroup, Inc.	2.41%
Exxon Mobil Corp.	2.35%
Bank of America Corp.	2.32%
JP Morgan Chase & Co.	2.24%
Occidental Petroleum Corp.	2.22%
Wyeth	2.22%
TXU Corp.	2.19%
Burlington Northern Santa Fe Corp.	2.11%
AT&T Inc.	2.09%

*      Portfolio information may not be representative of the Portfolio’s current or future investments and may change due to active management.

**   Ten Largest Holdings represented 22.66% of Portfolio net assets as of June 30, 2006. Holdings are subject to change due to active management.

Eaton Vance Large-Cap Value Fund as of June 30, 2006

FUND PERFORMANCE

Performance*	Class A	Class B	Class C	Class I	Class R
Average Annual Total Returns (at net asset value)
One Year	13.86%	13.06%	13.04%	14.13%	13.62%
Five Years	7.04%	6.24%	6.23%	N.A.	N.A.
Ten Years	11.73%	10.82%	10.60%	N.A.	N.A.
Life of Fund†	9.68%	11.78%	11.98%	12.36%	11.94%
SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	7.32%	8.06%	12.04%	14.13%	13.62%
Five Years	5.78%	5.93%	6.23%	N.A.	N.A.
Ten Years	11.07%	10.82%	10.60%	N.A.	N.A.
Life of Fund†	9.59%	11.78%	11.98%	12.36%	11.94%

†Inception Dates – Class A: 9/23/31; Class B: 8/17/94; Class C: 11/4/94; Class I: 12/28/04; Class R: 2/18/04

* Average annual total returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, returns would be lower. SEC average annual total returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B shares reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC 1-year return for Class C reflects a 1% CDSC. Class I and Class R shares are offered to certain investors at net asset value.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Eaton Vance Large-Cap Value Fund as of June 30, 2006

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2006 – June 30, 2006).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Large-Cap Value Fund

	Beginning Account Value (1/1/06)	Ending Account Value (6/30/06)	Expenses Paid During Period* (1/1/06 – 6/30/06)
Actual
Class A	$1,000.00	$1,059.00	$5.16
Class B	$1,000.00	$1,054.90	$8.97
Class C	$1,000.00	$1,054.90	$8.97
Class I	$1,000.00	$1,060.20	$3.38
Class R	$1,000.00	$1,057.90	$6.43
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.80	$5.06
Class B	$1,000.00	$1,016.10	$8.80
Class C	$1,000.00	$1,016.10	$8.80
Class I	$1,000.00	$1,021.00	$3.81
Class R	$1,000.00	$1,018.50	$6.31

* Expenses are equal to the Fund's annualized expense ratio of 1.01% for Class A shares, 1.76% for Class B shares, 1.76% for Class C shares, 0.76% for Class I shares, and 1.26% for Class R shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of buisness on December 31, 2005. The Example reflects the expenses of both the Fund and the Portfolio.

Eaton Vance Large-Cap Value Fund as of June 30, 2006

FINANCIAL STATEMENTS (Unaudited)

Statement of Assets and Liabilities

As of June 30, 2006

Assets
Investment in Large-Cap Value Portfolio, at value (identified cost, $2,569,564,307)	$2,920,703,121
Receivable for Fund shares sold	41,002,620
Total assets	$2,961,705,741
Liabilities
Payable for Fund shares redeemed	$11,423,412
Payable to affiliate for distribution and service fees	1,891,836
Payable to affiliate for Trustees' fees	2,743
Dividends payable	326
Accrued expenses	371,058
Total liabilities	$13,689,375
Net Assets	$2,948,016,366
Sources of Net Assets
Paid-in capital	$2,543,423,708
Accumulated undistributed net realized gain from Portfolio (computed on the basis of identified cost)	53,649,941
Accumulated distributions in excess of net investment income	(190,484)
Net unrealized appreciation from Portfolio (computed on the basis of identified cost)	351,133,201
Total	$2,948,016,366
Class A Shares
Net Assets	$2,348,180,171
Shares Outstanding	122,151,758
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$19.22
Maximum Offering Price Per Share (100 ÷ 94.25 of $19.22)	$20.39
Class B Shares
Net Assets	$222,063,331
Shares Outstanding	11,552,705
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$19.22
Class C Shares
Net Assets	$328,747,073
Shares Outstanding	17,101,054
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$19.22
Class I Shares
Net Assets	$21,588,296
Shares Outstanding	1,123,065
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$19.22
Class R Shares
Net Assets	$27,437,495
Shares Outstanding	1,427,551
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$19.22
On sales of $50,000 or more, the offering price of Class A shares is reduced.

Statement of Operations

For the Six Months Ended
June 30, 2006

Investment Income
Dividends allocated from Portfolio (net of foreign taxes, $198,078)	$27,951,364
Interest allocated from Portfolio	2,518,193
Security lending income allocated from Portfolio, net	91,691
Expenses allocated from Portfolio	(7,976,393)
Net investment income from Portfolio	$22,584,855
Expenses
Trustees' fees and expenses	$3,180
Distribution and service fees
Class A	2,434,583
Class B	1,078,849
Class C	1,415,164
Class R	39,952
Transfer and dividend disbursing agent fees	1,061,400
Printing and postage	203,050
Registration fees	195,820
Legal and accounting services	32,601
Custodian fee	14,130
Miscellaneous	12,195
Total expenses	$6,490,924
Net investment income	$16,093,931
Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain — Investment transactions (identified cost basis)	$54,222,586
Foreign currency transactions	53,163
Net realized gain	$54,275,749
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$59,130,661
Foreign currency	9,289
Net change in unrealized appreciation (depreciation)	$59,139,950
Net realized and unrealized gain	$113,415,699
Net increase in net assets from operations	$129,509,630

See notes to financial statements

Eaton Vance Large-Cap Value Fund as of June 30, 2006

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005
From operations — Net investment income	$16,093,931	$14,468,612
Net realized gain from investments and foreign currency transactions	54,275,749	47,045,936
Net change in unrealized appreciation from investments and foreign currency	59,139,950	95,978,834
Net increase in net assets from operations	$129,509,630	$157,493,382
Distributions to shareholders — From net investment income Class A	$(14,357,636)	$(12,680,850)
Class B	(718,161)	(505,097)
Class C	(971,637)	(859,805)
Class I	(164,120)	(71,352)
Class R	(113,617)	(20,772)
From net realized gain Class A	(14,826,414)	(15,767,394)
Class B	(1,659,726)	(2,126,366)
Class C	(2,175,051)	(2,389,354)
Class I	(149,190)	(191,879)
Class R	(131,928)	(51,033)
Total distributions to shareholders	$(35,267,480)	$(34,663,902)
Transactions in shares of beneficial interest — Proceeds from sale of shares Class A	$876,795,111	$983,313,459
Class B	27,221,294	57,958,843
Class C	100,593,773	122,306,334
Class I	2,763,297	18,013,327
Class R	23,938,116	5,680,079
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	22,452,172	21,887,714
Class B	1,862,271	2,062,357
Class C	2,003,327	2,013,938
Class I	311,211	263,231
Class R	239,717	66,858
Cost of shares redeemed Class A	(211,950,317)	(227,404,173)
Class B	(17,696,870)	(26,615,597)
Class C	(18,831,923)	(23,732,119)
Class I	(942,229)	(132,198)
Class R	(2,614,853)	(1,000,491)
Net asset value of shares exchanged Class A	4,523,923	3,278,723
Class B	(4,523,923)	(3,278,723)
Net increase in net assets from Fund share transactions	$806,144,097	$934,681,562
Net increase in net assets	$900,386,247	$1,057,511,042

Net Assets	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005
At beginning of period	$2,047,630,119	$990,119,077
At end of period	$2,948,016,366	$2,047,630,119
Accumulated undistributed (distributions in excess of) net investment income included in net assets
At end of period	$(190,484)	$40,756

See notes to financial statements

Eaton Vance Large-Cap Value Fund as of June 30, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class A
	Six Months Ended June 30, 2006		Year Ended December 30,
	(Unaudited)(1)		2005(1)	2004(1)	2003	2002(1)	2001(1)
Net asset value — Beginning of period	$18.420		$16.880	$14.760	$12.110	$14.530	$14.770
Income (loss) from operations
Net investment income	$0.137		$0.214	$0.185	$0.146	$0.128	$0.131
Net realized and unrealized gain (loss)	0.943		1.716	2.113	2.654	(2.408)	0.100
Total income (loss) from operations	$1.080		$1.930	$2.298	$2.800	$(2.280)	$0.231
Less distributions
From net investment income	$(0.134)		$(0.198)	$(0.178)	$(0.150)	$(0.140)	$(0.125)
From net realized gain	(0.146)		(0.192)	—	—	—	(0.346)
Total distributions	$(0.280)		$(0.390)	$(0.178)	$(0.150)	$(0.140)	$(0.471)
Net asset value — End of period	$19.220		$18.420	$16.880	$14.760	$12.110	$14.530
Total Return(2)	5.90%		11.47%	15.68%	23.30%	(15.78)%	1.73%
Ratios/Supplemental Data†
Net assets, end of period (000's omitted)	$2,348,180		$1,583,242	$709,961	$332,662	$184,446	$177,660
Ratios (As a percentage of average daily net assets):
Net expenses(3)	1.01	%(4)	1.04%	1.07%	1.13%	1.13%	1.13%
Net expenses after custodian fee reduction(3)	1.01	%(4)	1.04%	1.07%	1.13%	1.13%	1.13%
Net investment income	1.45	%(4)	1.21%	1.21%	1.24%	0.97%	0.91%
Portfolio Turnover of the Portfolio	28%		72%	56%	57%	181%	78%

†  The operating expenses of the Portfolio may reflect a reduction of the investment adviser fee. Had such action not been taken, the ratios and net investment income per share would have been as follows:

Ratios (As a percentage of average daily net assets):
Net expenses(3)	1.02	%(4)	1.04%	1.07%
Net expenses after custodian fee reduction(3)	1.02	%(4)	1.04%	1.07%
Net investment income	1.44	%(4)	1.21%	1.21%
Net investment income per share	$1.36		$0.214	$0.185

(1)  Net investment income per share was computed using average shares outstanding.

(2)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(3)  Includes the Fund's share of the Portfolio's allocated expenses.

(4)  Annualized.

See notes to financial statements

Eaton Vance Large-Cap Value Fund as of June 30, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class B
	Six Months Ended June 30, 2006		Year Ended December 31,
	(Unaudited)(1)		2005(1)(2)	2004(1)(2)	2003(2)	2002(1)(2)	2001(1)(2)
Net asset value — Beginning of period	$18.420		$16.860	$14.740	$12.100	$14.520	$14.700
Income (loss) from operations
Net investment income	$0.066		$0.075	$0.071	$0.061	$0.029	$0.030
Net realized and unrealized gain (loss)	0.943		1.724	2.111	2.635	(2.410)	0.103
Total income (loss) from operations	$1.009		$1.799	$2.182	$2.696	$(2.381)	$0.133
Less distributions
From net investment income	$(0.063)		$(0.047)	$(0.062)	$(0.056)	$(0.039)	$(0.013)
From net realized gain	(0.146)		(0.192)	—	—	—	(0.300)
Total distributions	$(0.209)		$(0.239)	$(0.062)	$(0.056)	$(0.039)	$(0.313)
Net asset value — End of period	$19.220		$18.420	$16.860	$14.740	$12.100	$14.520
Total Return(3)	5.49%		10.68%	14.80%	22.36%	(16.41)%	1.00%
Ratios/Supplemental Data†
Net assets, end of period (000's omitted)	$222,063		$206,114	$159,792	$135,355	$88,907	$72,891
Ratios (As a percentage of average daily net assets):
Net expenses(4)	1.76	%(5)	1.79%	1.82%	1.88%	1.88%	1.88%
Net expenses after custodian fee reduction(4)	1.76	%(5)	1.79%	1.82%	1.88%	1.88%	1.88%
Net investment income	0.70	%(5)	0.43%	0.46%	0.48%	0.21%	0.21%
Portfolio Turnover of the Portfolio	28%		72%	56%	57%	181%	78%

†  The operating expenses of the Portfolio may reflect a reduction of the investment adviser fee. Had such action not been taken, the ratios and net investment income per share would have been as follows:

Ratios (As a percentage of average daily net assets):
Expenses(4)	1.77	%(5)	1.79%	1.82%
Expenses after custodian fee reduction(4)	1.77	%(5)	1.79%	1.82%
Net investment income	0.69	%(5)	0.43%	0.46%
Net investment income per share	$0.065		$0.075	$0.071

(1)  Net investment income per share was computed using average shares outstanding.

(2)  Per share data have been restated to reflect the effects of a 1.1543108-for1 stock split effictive on November 11, 2005.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4)  Includes the Fund's share of the Portfolio's allocated expenses.

(5)  Annualized.

See notes to financial statements

Eaton Vance Large-Cap Value Fund as of June 30, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class C
	Six Months Ended June 30, 2006		Year Ended December 31,
	(Unaudited)(1)		2005(1)(2)	2004(1)(2)	2003(2)	2002(1)(2)	2001(1)(2)
Net asset value — Beginning of period	$18.420		$16.900	$14.790	$12.140	$14.550	$14.840
Income (loss) from operations
Net investment income	$0.066		$0.080	$0.071	$0.058	$0.027	$0.034
Net realized and unrealized gain (loss)	0.943		1.717	2.117	2.647	(2.399)	0.068
Total income (loss) from operations	$1.009		$1.797	$2.188	$2.705	$(2.372)	$0.102
Less distributions
From net investment income	$(0.063)		$(0.085)	$(0.078)	$(0.055)	$(0.038)	$(0.014)
From net realized gain	(0.146)		(0.192)	—	—	—	(0.378)
Total distributions	$(0.209)		$(0.277)	$(0.078)	$(0.055)	$(0.038)	$(0.392)
Net asset value — End of period	$19.220		$18.420	$16.900	$14.790	$12.140	$14.550
Total Return(3)	5.49%		10.64%	14.81%	22.34%	(16.35)%	0.86%
Ratios/Supplemental Data†
Net assets, end of period (000's omitted)	$328,747		$234,164	$119,453	$88,867	$42,950	$24,396
Ratios (As a percentage of average daily net assets):
Net expenses(4)	1.76	%(5)	1.79%	1.82%	1.88%	1.88%	1.88%
Net expenses after custodian fee reduction(4)	1.76	%(5)	1.79%	1.82%	1.88%	1.88%	1.88%
Net investment income	0.70	%(5)	0.45%	0.46%	0.49%	0.21%	0.24%
Portfolio Turnover of the Portfolio	28%		72%	56%	57%	181%	78%

†  The operating expenses of the Portfolio may reflect a reduction of the investment adviser fee. Had such action not been taken, the ratios and net investment income per share would have been as follows:

Ratios (As a percentage of average daily net assets):
Net expenses(4)	1.77	%(5)	1.79%	1.82%
Net expenses after custodian fee reduction(4)	1.77	%(5)	1.79%	1.82%
Net investment income	0.69	%(5)	0.45%	0.46%
Net investment income per share	$0.065		$0.080	$0.071

(1)  Net investment income per share was computed using average shares outstanding.

(2)  Per share data have been restated to reflect the effects of a 0.9159802-for-1 reverse stock split effictive on November 11, 2005.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4)  Includes the Fund's share of the Portfolio's allocated expenses.

(5)  Annualized.

See notes to financial statements

Eaton Vance Large-Cap Value Fund as of June 30, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class I
	Six Months Ended June 30, 2006		Year Ended December 30,
	(Unaudited)(1)		2005(1)	2004(1)(2)
Net asset value — Beginning of period	$18.420		$16.880	$16.770
Income from operations
Net investment income	$0.160		$0.300	$0.011
Net realized and unrealized gain	0.944		1.672	0.099
Total income from operations	$1.104		$1.972	$0.110
Less distributions
From net investment income	$(0.158)		$(0.240)	$—
From net realized gain	(0.146)		(0.192)	—
Total distributions	$(0.304)		$(0.432)	$—
Net asset value — End of period	$19.220		$18.420	$16.880
Total Return(3)	6.02%		11.73%	0.66%
Ratios/Supplemental Data†
Net assets, end of period (000's omitted)	$21,588		$18,590	$249
Ratios (As a percentage of average daily net assets):
Net expenses(4)	0.76	%(5)	0.79%	0.82	%(5)
Net expenses after custodian fee reduction(4)	0.76	%(5)	0.79%	0.82	%(5)
Net investment income	1.69	%(5)	1.65%	6.09	%(5)
Portfolio Turnover of the Portfolio	28%		72%	56%

†  The operating expenses of the Portfolio may reflect a reduction of the investment adviser fee. Had such action not been taken, the ratios and net investment income per share would have been as follows:

Ratios (As a percentage of average daily net assets):
Expenses(4)	0.77	%(5)	0.79%	0.82	%(5)
Expenses after custodian fee reduction(4)	0.77	%(5)	0.79%	0.82	%(5)
Net investment income	1.68	%(5)	1.65%	6.09	%(5)
Net investment income per share	$0.159		$0.300	$0.011

(1)  Net investment income per share was computed using average shares outstanding.

(2)  For the period from the commencement of operations, December 28, 2004, to December 31, 2004.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4)  Includes the Fund's share of the Portfolio's allocated expenses.

(5)  Annualized.

See notes to financial statements

Eaton Vance Large-Cap Value Fund as of June 30, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class R
	Six Months Ended June 30, 2006		Year Ended December 30,
	(Unaudited)(1)		2005(1)(2)	2004(1)(2)(3)
Net asset value — Beginning of period	$18.420		$16.890	$15.310
Income from operations
Net investment income	$0.112		$0.187	$0.125
Net realized and unrealized gain	0.949		1.697	1.568
Total income from operations	$1.061		$1.884	$1.693
Less distributions
From net investment income	$(0.115)		$(0.162)	$(0.113)
From net realized gain	(0.146)		(0.192)	—
Total distributions	$(0.261)		$(0.354)	$(0.113)
Net asset value — End of period	$19.220		$18.420	$16.890
Total Return(4)	5.79%		11.17%	11.10%
Ratios/Supplemental Data†
Net assets, end of period (000's omitted)	$27,437		$5,521	$664
Ratios (As a percentage of average daily net assets):
Net expenses(5)	1.26	%(6)	1.29%	1.32	%(6)
Net expenses after custodian fee reduction(5)	1.26	%(6)	1.29%	1.32	%(6)
Net investment income	1.18	%(6)	1.05%	0.93	%(6)
Portfolio Turnover of the Portfolio	28%		72%	56%

†  The operating expenses of the Portfolio may reflect a reduction of the investment adviser fee. Had such action not been taken, the ratios and net investment income per share would have been as follows:

Ratios (As a percentage of average daily net assets):
Net expenses(5)	1.27	%(6)	1.29%	1.32	%(6)
Net expenses after custodian fee reduction(5)	1.27	%(6)	1.29%	1.32	%(6)
Net investment income	1.17	%(6)	1.05%	0.93	%(6)
Net investment income per share	$0.111		$0.187	$0.125

(1)  Net investment income per share was computed using average shares outstanding.

(2)  Per share data have been restated to reflect the effects of a 0.8489841-for-1 reverse stock split effictive on November 11, 2005.

(3)  For the period from the commencement of operations, February 18, 2004, to December 31, 2004.

(4)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(5)  Includes the Fund's share of the Portfolio's allocated expenses.

(6)  Annualized.

See notes to financial statements

Eaton Vance Large-Cap Value Fund as of June 30, 2006

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1  Significant Accounting Policies

Eaton Vance Large-Cap Value Fund (the Fund), is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund offers five classes of shares: Class A, Class B, Class C, Class I and Class R shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are subject to a contingent deferred sales charge (see Note 6). Class I and Class R shares are offered at net asset value and are not subject to a sales charge. The Trustees have adopted a conversion feature pursuant to which Class B shares of the Fund automatically convert to Class A shares eight years after their purchase as described in the Fund's prospectus. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Large-Cap Value Portfolio (the Portfolio), a New York trust, having the same investment objective and policies as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (97.2% at June 30, 2006). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund's net investment income or loss consists of the Fund's pro rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Trust's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders, each year, substantially all of its net investment income and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. During the year ended December 31, 2005, capital loss carryovers of $7,763,098 were utilized to offset net realized gains.

D  Other — Investment transactions are accounted for on the date the securities are purchased or sold. Dividends to shareholders are recorded on the ex-dividend date.

E  Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian of the Fund. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Fund maintains with IBT. All credit balances, if any, used to reduce the Fund's custodian fees are reported as a reduction of expenses in the Statement of Operations. For the six months ended June 30, 2006, there were no credit balances used to reduce the Fund's custodian fee.

F  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

G  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

Eaton Vance Large-Cap Value Fund as of June 30, 2006

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

I  Interim Financial Statements — The interim financial statements relating to June 30, 2006 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Fund's management reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2  Distributions to Shareholders

The Fund's present policy is to pay quarterly dividends from net investment income allocated to the Fund by the Portfolio (less the Fund's direct and allocated expenses) and to distribute at least annually any net realized capital gains so allocated. Distributions are paid in the form of additional shares of the same class of the Fund or, at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

3  Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

Class A	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005
Sales	45,575,794	55,364,339
Issued to shareholders electing to receive payments of distributions in Fund shares	1,186,267	1,191,489
Redemptions	(10,806,964)	(12,850,438)
Exchange to Class B shares	237,895	184,529
Net increase	36,192,992	43,889,919
Class B	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005(1)
Sales	1,428,602	3,301,581
Issued to shareholders electing to receive payments of distributions in Fund shares	98,158	111,371
Redemptions	(927,475)	(1,514,563)
Exchange to Class A shares	(238,005)	(184,753)
Net increase	361,280	1,713,636

Class C	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005(2)
Sales	5,271,343	6,877,110
Issued to shareholders electing to receive payments of distributions in Fund shares	105,603	109,063
Redemptions	(989,295)	(1,342,400)
Net increase	4,387,651	5,643,773
Class I	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005(3)
Sales	146,702	987,568
Issued to shareholders electing to receive payments of distributions in Fund shares	16,454	14,145
Redemptions	(49,370)	(7,199)
Net increase	113,786	994,514
Class R	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005
Sales	1,251,694	312,636
Issued to shareholders electing to receive payments of distributions in Fund shares	12,664	3,609
Redemptions	(136,571)	(55,782)
Net increase	1,127,787	260,463

(1)  Transactions reflect the effects of a 1.1543108-for-1 stock split effective on November 11, 2005.

(2)  Transactions reflect the effects of a 0.9159802-for-1 reverse-stock split effective on November 11, 2005.

(3)  Transactions reflect the effects of a 0.8489841-for-1 reverse-stock split effective on November 11, 2005.

4  Transactions with Affiliates

Eaton Vance Management (EVM) serves as the administrator of the Fund, but does not currently receive a fee. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. Except as to Trustees of the Fund and the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. EVM serves as the sub-transfer agent of the Fund and

Eaton Vance Large-Cap Value Fund as of June 30, 2006

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of those services. For the six months ended June 30, 2006, EVM received $58,941 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $261,031 from the Fund as its portion of the sales charge on sales of Class A shares for the six months ended June 30, 2006.

Certain officers and Trustees of the Fund and of the Portfolio are officers of the above organizations. Trustees of the portfolio that are not affiliated with the investment adviser may elect to defer receipt of all or a portion of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the six months ended June 30, 2006, no significant amounts have been deferred.

5  Distribution Plans

Class A has in effect a distribution plan pursuant to Rule 12b-1 (Class A Plan). The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% of the Fund's average daily net assets attributable to Class A shares for each fiscal year for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued for the six months ended June 30, 2006 amounted to $2,434,583 for Class A shares. The Fund also has in effect distribution plans for Class B shares (Class B Plan), Class C shares (Class C Plan) and Class R shares (Class R Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Class B and Class C Plans require the Fund to pay EVD amounts equal to 1/365 of 0.75% of the Fund's average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for the Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and daily amounts therefore paid to EVD by each respective class. The Fund paid or accrued $809,136 and $1,061,373 for Class B and Class C shares, respectively, to or payable to EVD for the six months ended June 30, 2006, representing 0.75% (annualized) of the average daily net assets for Class B and Class C shares. At June 30, 2006, the amount of Uncovered Distribution Charges of EVD calculated under the Plans was approximately $4,480,000 and $22,311,000 for Class B and Class C shares, respectively. The Class R Plan provides for the Fund to pay EVD an amount equal to 0.50% (annualized) of the Fund's average daily net assets attributable to Class R shares for providing ongoing distribution services and facilities to the Fund. The Trustees of the Trust have currently limited Class R distribution payments to 0.25% (annualized) of average daily net assets attributable to Class R shares. For the six months ended June 30, 2006, the Fund paid or accrued $19,976 for Class R shares to or payable to EVD, representing 0.25% (annualized) of the average daily net assets for Class R shares. The Class B, Class C and Class R Plans also authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in an amount not exceeding 0.25% (annualized) annually of the average daily net assets attributable to that Class. Service fees are paid for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the Class B and C sales commissions and distribution fees and, as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees for six months ended June 30, 2006 amounted to $269,713, $353,791 and $19,976 for Class B, Class C and Class R shares, respectively.

6  Contingent Deferred Sales Charge

A contingent deferred sales charge (CDSC) generally is imposed on any redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. A CDSC of 1% is imposed on any redemption of Class A shares made within 12 months of purchase that were acquired at net asset value if the purchase amount was $1 million or more. Investors who purchase Class A shares in a single fund purchased in a single transaction at net asset value in amounts of $5 million or more will not be subject to any CDSC for such investment or any subsequent investment in the same fund. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. Class B CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares will be subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC charges are

Eaton Vance Large-Cap Value Fund as of June 30, 2006

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Distribution Plan (see Note 5). CDSC charges received when no Uncovered Distribution Charges exist will be credited to the Fund. The Fund was informed that EVD received approximately $600, $231,000 and $36,000 of CDSC paid by shareholders for Class A shares, Class B shares and Class C shares, respectively, for the six months ended June 30, 2006.

7  Investment Transactions

Increases and decreases in the Fund's investment in the Portfolio aggregated $1,036,091,501 and $264,107,414, respectively, for the six months ended June 30, 2006.

8  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, ("FIN 48") "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes." This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006. The Fund is currently evaluating the impact of applying the various provisions of FIN 48.

Large-Cap Value Portfolio as of June 30, 2006

PORTFOLIO OF INVESTMENTS (Unaudited)

Common Stocks — 97.0%
Security	Shares	Value
Aerospace & Defense — 2.5%
General Dynamics Corp.	550,000	$36,003,000
Northrop Grumman Corp.	600,000	38,436,000
		$74,439,000
Auto Components — 0.5%
BorgWarner, Inc.	250,000	$16,275,000
		$16,275,000
Capital Markets — 4.0%
Goldman Sachs Group, Inc.	350,000	$52,650,500
Lehman Brothers Holdings, Inc.	350,000	22,802,500
Merrill Lynch & Co., Inc.	650,000	45,214,000
		$120,667,000
Chemicals — 0.9%
Air Products and Chemicals, Inc.	400,000	$25,568,000
		$25,568,000
Commercial Banks — 6.7%
Bank of America Corp.	1,450,000	$69,745,000
U.S. Bancorp(1)	500,000	15,440,000
Wachovia Corp.	1,150,000	62,192,000
Wells Fargo & Co.	825,000	55,341,000
		$202,718,000
Communications Equipment — 1.1%
Nokia Oyj ADR	1,600,000	$32,416,000
		$32,416,000
Computer Peripherals — 4.8%
EMC Corp.(2)	1,500,000	$16,455,000
Hewlett-Packard Co.	1,850,000	58,608,000
International Business Machines Corp.	700,000	53,774,000
NCR Corp.(2)	400,000	14,656,000
		$143,493,000
Consumer Finance — 1.8%
Capital One Financial Corp.	625,000	$53,406,250
		$53,406,250

Security	Shares	Value
Diversified Financial Services — 4.6%
Citigroup, Inc.(1)	1,500,000	$72,360,000
JPMorgan Chase & Co.	1,600,000	67,200,000
		$139,560,000
Diversified Telecommunication Services — 3.8%
AT&T, Inc.(1)	2,250,000	$62,752,500
Verizon Communications, Inc.	1,500,000	50,235,000
		$112,987,500
Electric Utilities — 4.2%
Exelon Corp.	900,000	$51,147,000
FPL Group, Inc.(1)	1,000,000	41,380,000
Southern Co. (The)(1)	1,000,000	32,050,000
		$124,577,000
Food & Staples Retailing — 1.6%
Safeway, Inc.	1,100,000	$28,600,000
Wal-Mart Stores, Inc.(1)	400,000	19,268,000
		$47,868,000
Food Products — 1.6%
Nestle SA	150,000	$46,932,537
		$46,932,537
Hotels, Restaurants & Leisure — 1.3%
McDonald's Corp.	1,200,000	$40,320,000
		$40,320,000
Household Durables — 0.5%
D.R. Horton, Inc.(1)	650,000	$15,483,000
		$15,483,000
Household Products — 1.1%
Kimberly-Clark Corp.	550,000	$33,935,000
		$33,935,000
Independent Power Producers & Energy Traders — 2.2%
TXU Corp.	1,100,000	$65,769,000
		$65,769,000

See notes to financial statements

Large-Cap Value Portfolio as of June 30, 2006

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Security	Shares	Value
Industrial Conglomerates — 0.8%
General Electric Co.	750,000	$24,720,000
		$24,720,000
Insurance — 7.8%
American International Group, Inc.	800,000	$47,240,000
AON Corp.	800,000	27,856,000
Genworth Financial, Inc., Class A	500,000	17,420,000
Hartford Financial Services Group, Inc. (The)(1)	500,000	42,300,000
Lincoln National Corp.(1)	550,000	31,042,000
PartnerRe, Ltd.(1)	300,000	19,215,000
St. Paul Travelers Cos., Inc. (The)	1,100,000	49,038,000
		$234,111,000
Machinery — 2.4%
Deere & Co.	550,000	$45,919,500
Parker Hannifin Corp.	350,000	27,160,000
		$73,079,500
Media — 2.6%
Time Warner, Inc.	2,750,000	$47,575,000
Walt Disney Co.,	1,000,000	30,000,000
		$77,575,000
Metals & Mining — 3.1%
Alcoa, Inc.	850,000	$27,506,000
Inco, Ltd.(1)	500,000	32,950,000
Phelps Dodge Corp.(1)	400,000	32,864,000
		$93,320,000
Multiline Retail — 1.2%
Federated Department Stores, Inc.	1,000,000	$36,600,000
		$36,600,000
Oil, Gas & Consumable Fuels — 13.7%
Apache Corp.	600,000	$40,950,000
Chevron Corp.	750,000	46,545,000
ConocoPhillips	1,150,000	75,359,500
Exxon Mobil Corp.	1,150,000	70,552,500
Marathon Oil Corp.	750,000	62,475,000
Occidental Petroleum Corp.	650,000	66,657,500
Valero Energy Corp.	750,000	49,890,000
		$412,429,500

Security	Shares	Value
Paper and Forest Products — 0.7%
Weyerhaeuser Co.	350,000	$21,787,500
		$21,787,500
Pharmaceuticals — 7.5%
Abbott Laboratories	1,150,000	$50,151,500
Eli Lilly & Co.(1)	900,000	49,743,000
Johnson & Johnson	1,000,000	59,920,000
Wyeth	1,500,000	66,615,000
		$226,429,500
Real Estate Investment Trusts (REITs) — 3.3%
AvalonBay Communities, Inc.	325,000	$35,951,500
Host Hotels & Resorts, Inc.	1,000,000	21,870,000
Simon Property Group, Inc.	500,000	41,470,000
		$99,291,500
Road & Rail — 2.1%
Burlington Northern Santa Fe Corp.	800,000	$63,400,000
		$63,400,000
Software — 0.6%
Oracle Corp.(2)	1,250,000	$18,112,500
		$18,112,500
Specialty Retail — 1.8%
Home Depot, Inc.	1,500,000	$53,685,000
		$53,685,000
Textiles, Apparel & Luxury Goods — 0.8%
NIKE, Inc., Class B	300,000	$24,300,000
		$24,300,000
Thrifts & Mortgage Finance — 2.8%
Countrywide Financial Corp.	1,000,000	$38,080,000
Washington Mutual, Inc.(1)	1,000,000	45,580,000
		$83,660,000
Tobacco — 1.7%
Altria Group, Inc.(1)	700,000	$51,401,000
		$51,401,000

See notes to financial statements

Large-Cap Value Portfolio as of June 30, 2006

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Security	Shares	Value
Wireless Telecommunication Services — 0.9%
Alltel Corp.	400,000	$25,532,000
		$25,532,000
Total Common Stocks (identified cost $2,542,623,193)		$2,915,848,287
Short-Term Investments — 9.9%
Security	Principal Amount (000's omitted)	Value
Abbey National North America LLC Commercial Paper, 5.25%, 7/5/06	$25,000	$24,985,417
Eaton Vance Cash Collateral Fund, LLC, 5.19%(3)	174,557	174,556,618
HSBC Finance Corp. Commerical Paper, 5.29%, 7/3/06	50,000	49,985,305
Investors Bank and Trust Company Time Deposit, 5.30%, 7/3/06	2,000	2,000,000
Societe Generale Time Deposit, 5.281%, 7/3/06	46,172	46,172,000
Total Short-Term Investments (at amortized cost, $297,699,340)		$297,699,340
Total Investments — 106.9% (identified cost $2,840,322,533)		$3,213,547,627
Other Assets, Less Liabilities — (6.9)%		$(208,066,917)
Net Assets — 100.0%		$3,005,480,710

(1)  All or a portion of these securities were on loan at June 30, 2006.

(2)  Non-income producing security.

(3)  Affiliated fund investing in high quality, U.S. dollar denominated money market instruments that is available only to Eaton Vance portfolios and funds. The rate shown is the annualized seven-day yield as of June 30, 2006. The amount invested therein by the Portfolio represents cash collateral received for securities on loan at June 30, 2006. Other Assets, Less Liabilities includes an equal and offsetting liability of the Portfolio to repay collateral amounts upon the return of loaned securities.

See notes to financial statements

Large-Cap Value Portfolio as of June 30, 2006

FINANCIAL STATEMENTS (Unaudited)

Statement of Assets and Liabilities

As of June 30, 2006

Assets
Investments, at value including $171,147,399 of securities on loan (identified cost, $2,840,322,533)	$3,213,547,627
Cash	35,995
Receivable for investments sold	40,735,322
Interest and dividends receivable	3,814,244
Tax reclaim receivable	837,157
Total assets	$3,258,970,345
Liabilities
Collateral for securities loaned	$174,556,618
Payable for investments purchased	76,608,639
Payable to affiliate for Trustees' fees	7,236
Payable to affiliate for investment advisory fees	1,479,169
Accrued expenses	837,973
Total liabilities	$253,489,635
Net Assets applicable to investors' interest in Portfolio	$3,005,480,710
Sources of Net Assets
Net proceeds from capital contributions and withdrawals	$2,632,255,730
Net unrealized appreciation (computed on the basis of identified cost)	373,224,980
Total	$3,005,480,710

Statement of Operations

For the Six Months Ended
June 30, 2006

Investment Income
Dividends (net of foreign taxes, $204,939)	$28,915,822
Interest	2,604,249
Security lending income, net	94,853
Total investment income	$31,614,924
Expenses
Investment adviser fee	$7,998,988
Trustees' fees and expenses	10,993
Custodian fee	233,300
Legal and accounting services	22,994
Miscellaneous	17,245
Total expenses	$8,283,520
Deduct — Reduction of investment adviser fee	$33,048
Total expense reductions	$33,048
Net expenses	$8,250,472
Net investment income	$23,364,452
Realized and Unrealized Gain (Loss)
Net realized gain — Investment transactions (identified cost basis)	$56,169,162
Foreign currency transactions	54,925
Net realized gain	$56,224,087
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$61,388,996
Foreign currency	9,650
Net change in unrealized appreciation (depreciation)	$61,398,646
Net realized and unrealized gain	$117,622,733
Net increase in net assets from operations	$140,987,185

See notes to financial statements

Large-Cap Value Portfolio as of June 30, 2006

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005
From operations — Net investment income	$23,364,452	$23,847,658
Net realized gain from invesments and foreign currency transactions	56,224,087	52,569,393
Net change in unrealized appreciation from investments and foreign currency	61,398,646	98,484,095
Net increase in net assets from operations	$140,987,185	$174,901,146
Capital transactions — Contributions	$1,052,065,252	$1,162,097,857
Withdrawals	(278,362,400)	(324,238,240)
Net increase in net assets from capital transactions	$773,702,852	$837,859,617
Net increase in net assets	$914,690,037	$1,012,760,763
Net Assets
At beginning of period	$2,090,790,673	$1,078,029,910
At end of period	$3,005,480,710	$2,090,790,673

See notes to financial statements

Large-Cap Value Portfolio as of June 30, 2006

FINANCIAL STATEMENTS CONT'D

Supplementary Data

	Six Months Ended June 30, 2006		Year Ended December 31,
	(Unaudited)		2005	2004	2003	2002	2001
Ratios/Supplemental Data†
Ratios (As a percentage of average daily net assets):
Expenses	0.64	%(1)	0.65%	0.66%	0.69%	0.71%	0.71%
Expenses after custodian fee reduction	0.64	%(1)	0.65%	0.66%	0.69%	0.71%	0.71%
Net investment income	1.83	%(1)	1.59%	1.63%	1.68%	1.40%	1.35%
Portfolio Turnover	28%		72%	56%	57%	181%	78%
Total Return	6.08%		11.89%	16.16%	23.84%	(15.42)%	2.16%
Net assets, end of period (000's omitted)	$3,005,481		$2,090,791	$1,078,030	$642,883	$326,771	$287,357
† The operating expenses of the Portfolio may reflect a reduction of the investment adviser fee. Has such actions not been taken, the ratios would have been as follows:
Ratios (As a percentage of average daily net assets):
Expenses	0.65	%(1)	0.65%	0.66%
Expenses after custodian fee reduction	0.65	%(1)	0.65%	0.66%
Net investment income	1.82	%(1)	1.59%	1.63%

(1)  Annualized.

See notes to financial statements

Large-Cap Value Portfolio as of June 30, 2006

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1  Significant Accounting Policies

Large-Cap Value Portfolio (the Portfolio) is registered under the Investment Company Act of 1940, as amended, as a diversified open-end investment company. The Portfolio, which was organized as a trust under the laws of the State of New York on May 1, 1992, seeks total return by, under normal circumstances, investing primarily in value stocks of large-cap companies. The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. At June 30, 2006, the Eaton Vance Large-Cap Value Fund and Eaton Vance Balanced Fund held interests of 97.2% and 2.1%, respectively, in the Portfolio. The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System generally are valued at the official NASDAQ closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on the principal exchange or board of trade on which the options are traded or, in the absence of sales on such date, at the mean between the latest bid and asked prices therefore. Futures positions on securities and currencies generally are valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If short-term debt securities are acquired with a remaining maturity of more than 60 days, they will be valued by a pricing service. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments held by the Portfolio for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

B  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio's understanding of the applicable countries' tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

C  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

D  Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian to the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Portfolio maintains with IBT. All credit balances, if any, are used to reduce the Portfolio's custodian fees and are reported as a reduction of expenses in the Statement of Operations.

Large-Cap Value Portfolio as of June 30, 2006

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

E  Other — Investment transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on securities sold are determined on the basis of identified cost.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

H  Interim Financial Statements — The interim financial statements relating to June 30, 2006 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Fund's management reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. BMR receives a monthly advisory fee equal to 0.625% annually of the Portfolio's average daily net assets. However, BMR has contractually agreed to reduce its advisory fee to 0.600% annually on net assets of $2 billion but less than $5 billion and to further reduce its advisory fee on net assets of $5 billion or more. This contractual reduction, which cannot be terminated or modified without Trustee and shareholder consent, was accepted by a vote of the Trustees on March 27, 2006. For the six months ended June 30, 2006, the fee was equivalent to 0.621% (annualized) of the Portfolio's average daily net assests and amounted to $7,998,988. Except as to Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee. Certain officers and Trustees of the Portfolio are officers of the above organizations. Trustees of the Portfolio that are not affiliated with the investment adviser may elect to defer receipt of all or a portion of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the six months ended June 30, 2006, no significant amounts have been deferred. Effective May 1, 2004, BMR has agreed to voluntarily reduce the investment advisor fee by an amount equal to that portion of commissions paid to broker dealers in execution of Portfolio transactions attributed to the Portfolio that is consideration for third-party research services. For the six months ended June 30, 2006, BMR waived $33,048 of its advisory fee.

3  Investment Transactions

Purchases and sales of investments, other than short-term obligations, aggregated $1,444,624,633 and $700,646,350, respectively, for the six months ended June 30, 2006.

4  Federal Income Tax Basis of Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) in value of the investments owned at June 30, 2006, as computed on a federal income tax basis, were as follows:

Aggregate cost	$2,840,322,532
Gross unrealized appreciation	$387,655,210
Gross unrealized depreciation	(14,430,116)
Net unrealized appreciation	$373,225,094

The net unrealized depreciation on foreign currency June 30, 2006 was $(114).

5  Line of Credit

The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks.

Large-Cap Value Portfolio as of June 30, 2006

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participating portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the six months ended June 30, 2006.

6  Securities Lending Agreement

The Portfolio has established a securities lending agreement with a securities lending agent, IBT, in which the Portfolio lends portfolio securities to qualified borrowers in exchange for collateral consisting of either cash or U. S. government securities in an amount at least equal to the market value of the securities on loan. Cash collateral is invested in Eaton Vance Cash Collateral Fund, LLC (Cash Collateral Fund). Cash Collateral Fund invests in high quality money market instruments. The Portfolio earns interest on the amount invested in Cash Collateral Fund but it must pay the broker a loan rebate fee computed as a varying percentage of the collateral received. In addition, the Portfolio pays IBT a lending agent fee computed as a percentage of the earnings on its investment in Cash Collateral Fund less the loan rebate fee. The loan rebate fee and lending agent fee paid by the Portfolio amounted to $2,624,043 and $16,205, respectively, for the six months ended June 30, 2006. At June 30, 2006, the value of the securities loaned and the value of the collateral amounted to $174,556,618 and $171,147,399 respectively. In the event of counterparty default, the Portfolio is subject to potential loss if it is delayed or prevented from exercising its right to dispose of the collateral. The Portfolio bears risk in the event that invested collateral is not sufficient to meet obligations due on loans.

7  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, ("FIN 48") "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes." This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006. The Portfolio is currently evaluating the impact of applying the various provisions of FIN 48.

Eaton Vance Large-Cap Value Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees") cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on March 27, 2006, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Special Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Special Committee reviewed information furnished for a series of meetings of the Special Committee held in February and March 2006. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund managed by it;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

Eaton Vance Large-Cap Value Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

In addition to the information identified above, the Special Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve month period ended March 31, 2006, the Board met nine times and the Special Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met eight, twelve and five times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Special Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Special Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Special Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Special Committee concluded that the continuance of the investment advisory agreement of the Large-Cap Value Portfolio (the "Portfolio"), the portfolio in which the Eaton Vance Large-Cap Value Fund (the "Fund") invests, with Boston Management and Research (the "Adviser"), including its fee structure, is in the interests of shareholders and, therefore, the Special Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Special Committee as well as the factors considered and conclusions reached by the Special Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser.

The Board considered the Adviser's management capabilities and investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio. The Board specifically noted the Adviser's in-house equity research capabilities. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Portfolio by senior management.

The Board reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the National Association of Securities Dealers.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2005 for the Fund. The Board concluded that the performance of the Fund was satisfactory.

Eaton Vance Large-Cap Value Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates payable by the Portfolio and the Fund (referred to as "management fees"). As part of its review, the Board considered the management fees and the Fund's total expense ratio for the year ended September 30, 2005, as compared to a group of similarly managed funds selected by an independent data provider.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund's total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Portfolio, the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Portfolio and the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Portfolio and other advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. The Board noted that, at its request, the Adviser had agreed to add a breakpoint with respect to assets that exceed $2 billion. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Portfolio, the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

Eaton Vance Large-Cap Value Fund

INVESTMENT MANAGEMENT

Eaton Vance Large-Cap Value Fund

Officers
Thomas E. Faust Jr.
President
J. Scott Craig
Vice President
William E. Dodge
Vice President
Gregory R. Greene
Vice President
Elizabeth S. Kenyon
Vice President
Duke E. Laflamme
Vice President
Thomas H. Luster
Vice President
George C. Pierides
Vice President
Barbara E. Campbell
Treasurer
Alan R. Dynner
Secretary
Paul M. O'Neil
Chief Compliance Officer	Trustees Samuel L. Hayes, III Chairman Benjamin C. Esty James B. Hawkes William H. Park Ronald A. Pearlman Norton H. Reamer Lynn A. Stout Ralph F. Verni

Large-Cap Value Portfolio

Officers Duncan W. Richardson President Michael R. Mach Vice President and Portfolio Manager William J. Austin, Jr. Treasurer Alan R. Dynner Secretary Paul M. O'Neil Chief Compliance Officer	Trustees Samuel L. Hayes, III Chairman Benjamin C. Esty James B. Hawkes William H. Park Ronald A. Pearlman Norton H. Reamer Lynn A. Stout Ralph F. Verni

Investment Adviser of Large-Cap Value Portfolio
Boston Management and Research

The Eaton Vance Building
255 State Street
Boston, MA 02109

Administrator of Eaton Vance Large-Cap Value Fund
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

Custodian
Investors Bank & Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Eaton Vance Large-Cap Value Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-225-6265.

173-8/06  GNCSRC

EATON VANCE

REAL

ESTATE

FUND

Semiannual Report June 30, 2006

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS, AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

• Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

• None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

• Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

• We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/ broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the Securities and Exchange Commision’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to Portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the Securities and Exchange Commission’s website at www.sec.gov.

Eaton Vance Real Estate Fund as of June 30, 2006

INVESTMENT UPDATE

J. Scott Craig

Portfolio Manager

The Fund

Performance Since Inception

•        We are pleased to welcome shareholders of Eaton Vance Real Estate Fund (the Fund). The Fund was established with the objective of seeking total return through a combination of capital appreciation and current income. Under normal market conditions, the Fund will invest at least 80% of its net assets in the equity securities of companies primarily engaged in the real estate industry, such as real estate investment trusts (REITs) and other real estate related investments.

•        For the period from the start of business on April 28, 2006, to June 30, 2006, the Fund’s I shares had a total return of 2.40%. This return was the result of an increase in net asset value (NAV) per share to $10.24 on June 30, 2006, from $10.00 at inception on April 28, 2006.(1)

•        For comparison, the Fund’s benchmark, the Dow Jones Wilshire Real Estate Securities Index (the Wilshire Index), a broad-based, unmanaged market index, had a total return of 2.68% from April 28, 2006, to June 30, 2006.(2)

Management Discussion

•        For the period from the Fund’s start of business, April 28, 2006, to June 30, 2006, REITs were among the market’s better performers and outperformed the major equity indexes.

•        For the same period, the Fund modestly underperformed its benchmark index, the Wilshire Index. Office REITs outperformed substantially in that time, and the Fund’s significant underweighting in that area hindered returns. The Fund had a slight overweight in companies investing in malls and a market weighting in shopping centers, and because retail real estate holdings underperformed the Wilshire Index, this allocation was a drag on performance. An underweighting in outperforming industrial warehouses and an overweighting in underperforming storage did not compare favorably to the Wilshire Index.

•        On the positive side, apartments performed better than the Wilshire Index, so the Fund’s overweighting there helped performance. Two hotel stocks in which the Fund held substantial positions outperformed but were not included in the Wilshire Index, providing the Fund with positive contributions. Overall, the hotel REIT group outperformed, and the Fund benefited from its in-benchmark names as well.

•        REITs are currently in their seventh year of outperformance, an achievement not many investors could have predicted. In particular, this year’s outperformance is surprising in the face of rising interest rates and a shrinking dividend yield spread versus the 10-year Treasury. In counterpoint, the growth characteristics of REITs are improving after several challenging years. Management generally seeks to purchase securities believed to have the potential for above-average earnings growth and profit margins, as well as good appreciation prospects and incomeproducing potential. Factors to be considered by the portfolio manager in selecting real estate companies include one or more of the following: quality and experience of management; type of real estate owned; the nature of a company’s real estate activities; potential for growth of earnings; relative valuation; free cash flow; and undervalued assets.

The views expressed throughout this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return.

(1)    Class I shares are offered to certain investors at net asset value. Absent an allocation of certain expenses to the administrator, the return would be lower.

(2)    It is not possible to invest directly in an Index. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

2

Eaton Vance Real Estate Fund as of June 30, 2006

FUND PERFORMANCE

Performance *

Class I
Average Annual Total Returns (at net asset value)
Life of Fund†	2.40%

†Inception Date – 4/28/06

*   Class I shares are offered to certain investors at net asset value. Absent an allocation of certain expenses to the administrator, the return would be lower.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return.

Ten Largest Holdings**

By net assets

Simon Property Group, Inc.	9.13%
Vornado Realty Trust	7.00
AvalonBay Communities, Inc.	6.35
Equity Residential	6.21
Boston Properties, Inc.	5.62
Public Storage, Inc.	5.45
Archstone-Smith Trust	3.90
General Growth Properties, Inc.	3.88
Regency Centers Corp.	3.87
Equity Office Properties Trust	3.50

** Ten Largest Holdings represented 54.91% of net assets as of June 30, 2006. Holdings are subject to change due to active management.

Common Stock Investments by Sector*

By net assets

*   As of June 30, 2006. Fund information may not be representative of the Fund’s current or future investments and is subject to change due to active management.

3

Eaton Vance Real Estate Fund as of June 30, 2006

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 28, 2006 - June 30, 2006). The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (January 1, 2006 to June 30, 2006).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

4

Eaton Vance Real Estate Fund as of June 30, 2006

FUND EXPENSES

Eaton Vance Real Estate Fund

		Ending
	Beginning	Account Value	Expenses Paid
	Account Value	(6/30/06)	During Period ***
Actual *
Class I	$1,000.00	$1,024.00	$2.04

*              Actual expenses are equal to the Fund’s annualized expense ratio of 1.15% multiplied by the average account value over the period, multiplied by 64/365 (to reflect the period from the start of business on April 28, 2006, to June 30, 2006). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 28, 2006.

Hypothetical ** (5% return per year before expenses)
Class I	$1,000.00	$1,019.10	$5.76

**             Hypothetical expenses are equal to the Fund’s annualized expense ratio of 1.15% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on December 31, 2005.

***           Absent an allocation of certain expenses to the administrator, expenses would be higher.

5

Eaton Vance Real Estate Fund as of June 30, 2006

PORTFOLIO OF INVESTMENTS (Unaudited)

Common Stocks — 98.5%

Security	Shares	Value

Diversified REITs — 7.1%
Vornado Realty Trust	375	$36,581
		$36,581

Hotels & Resorts — 9.1%
Host Hotels & Resorts, Inc.	750	$16,403
Marriott International, Inc., Class A	450	17,154
Starwood Hotels & Resorts Worldwide, Inc.	150	9,051
Strategic Hotels & Resorts, Inc.	208	4,314
		$46,922

Industrial REITs — 4.6%
AMB Property Corp.	350	$17,692
Eastgroup Properties, Inc.	125	5,835
		$23,527

Office REITs — 18.9%
Boston Properties, Inc.	325	$29,380
Duke Realty Corp.	275	9,666
Equity Office Properties Trust	500	18,255
Liberty Property Trust, Inc.	125	5,525
Mack-Cali Realty Corp.	100	4,592
Reckson Associates Realty Corp.	150	6,207
SL Green Realty Corp.	100	10,947
Trizec Properties, Inc.	450	12,888
		$97,460

Residential REITs — 23.1%
American Campus Communities, Inc.	150	$3,727
Archstone-Smith Trust	400	20,348
AvalonBay Communities, Inc.	300	33,186
BRE Properties, Inc.	100	5,500
Camden Property Trust	100	7,355
Equity Lifestyle Properties, Inc.	100	4,383
Equity Residential	725	32,429
Essex Property Trust, Inc.	75	8,374
Post Properties, Inc.	75	3,400
		$118,702

See notes to financial statements

6

Eaton Vance Real Estate Fund as of June 30, 2006

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Security	Shares	Value

Shopping Center REITs — 13.7%
Acadia Realty Trust	200	$4,730
Developers Diversified Realty Corp.	225	11,741
Federal Realty Investment Trust	125	8,750
Kimco Realty Corp.	500	18,245
Pan Pacific Retail Properties, Inc.	100	6,937
Regency Centers Corp.	325	20,199
		$70,602

Mall REITs — 17.3%
CBL and Associates Properties, Inc.	100	$3,893
General Growth Properties, Inc.	450	20,277
Macerich Company (The)	125	8,775
Simon Property Group, Inc.	575	47,691
Taubman Centers, Inc.	200	8,180
		$88,816

Storage REITs — 6.2%
Extra Space Storage, Inc.	200	$3,248
Public Storage, Inc.	375	28,463
		$31,711

Total Common Stocks
(identified cost $505,254)		$514,321

Total Investments — 98.5%
(identified cost $505,254)		$514,321

Other Assets, Less Liabilities — 1.5%		$8,011

Net Assets — 100.0%		$522,332

REIT - Real Estate Investment Trust

See notes to financial statements

7

Eaton Vance Real Estate Fund as of June 30, 2006

FINANCIAL STATEMENTS (Unaudited)

Statement of Assets and Liabilities

As of June 30, 2006

Assets
Investments, at value (identified cost, $505,254)	$514,321
Cash	5,774
Receivable for investments sold	5,874
Receivable from affiliate	5,959
Dividends and interest receivable	2,012
Total assets	$533,940

Liabilities
Payable for investments purchased	$5,229
Payable to affiliate for investment adviser fee	280
Payable to affiliate for administration fee	65
Other accrued expenses	6,034
Total liabilities	$11,608
Net Assets	$522,332

Sources of Net Assets
Paid-in capital	$510,000
Accumulated undistributed net realized gain (computed on the basis of identified cost)	259
Accumulated undistributed net investment income	3,006
Net unrealized appreciation (computed on the basis of identified cost)	9,067
Total	$522,332

Class I Shares
Net Assets	$522,332
Shares Outstanding	51,000
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$10.24

See notes to financial statements

8

Eaton Vance Real Estate Fund as of June 30, 2006

FINANCIAL STATEMENTS (Unaudited) CONT'D

Statement of Operations

For the Period Ended June 30, 2006(1)

Investment Income
Dividends	$3,671
Interest	349
Total investment income	$4,020

Expenses
Investment adviser fee	$573
Administration fee	132
Legal and accounting services	2,841
Custodian fee	1,226
Registration fees	1,290
Printing and postage	650
Miscellaneous	261
Total expenses	$6,973
Deduct — Allocation of expenses to affiliate	$5,959
Total expense reductions	$5,959
Net expenses	$1,014
Net investment income	$3,006

Realized and Unrealized Gain (Loss)
Net realized gain — Investment transactions (identified cost basis)	$259
Net realized gain	$259
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$9,067
Net change in unrealized appreciation (depreciation)	$9,067
Net realized and unrealized gain	$9,326
Net increase in net assets from operations	$12,332

(1)    For the period from the start of business, April 28, 2006, to June 30, 2006.

See notes to financial statements

9

Eaton Vance Real Estate Fund as of June 30, 2006

FINANCIAL STATEMENTS (Unaudited) CONT'D

Statement of Changes in Net Assets

Period Ended
June 30, 2006 (1)
Increase (Decrease) in Net Assets
From operations —
Net investment income	$3,006
Net realized gain from investment transactions	259
Net change in unrealized appreciation (depreciation) of investments	9,067
Net increase in net assets from operations	$12,332
Transactions in shares of beneficial interest -
Proceeds from sale of shares
Class I	$510,000
Net increase in net assets from Fund share transactions	$510,000
Net increase in net assets	$522,332

Net Assets
At beginning of period	$—
At end of period	$522,332

Accumulated undistributed net investment income included in net assets
At end of period	$3,006

(1)    For the period from the start of business, April 28, 2006, to June 30, 2006.

See notes to financial statements

10

Eaton Vance Real Estate Fund as of June 30, 2006

FINANCIAL STATEMENTS (Unaudited) CONT'D

Financial Highlights

	Class I
	Period Ended June 30, 2006 (1)
Net asset value — Beginning of period	$10.00
Income (loss) from operations
Net investment income(2)	$0.059
Net realized and unrealized gain	0.181
Total income from operations	$0.240

Net asset value — End of period	$10.240
Total Return(3)	2.40%
Ratios/Supplemental Data +
Net assets, end of period (000’s omitted)	$522
Ratios (As a percentage of average daily net assets):
Net expenses	1.15	%(4)
Net investment income	3.40	%(4)
Portfolio Turnover	3%

+ The operating expenses of the Fund reflect an allocation of expenses to the Administrator. Had such action not been taken, the ratios and net investment loss per share would have been as follows:
Ratios (As a percentage of average daily net assets):
Expenses	7.90	%(4)
Net investment loss	(3.35	)%(4)
Net investment loss per share(2)	$(0.058)

(1)	For the period from the start of business, April 28, 2006, to June 30, 2006.
(2)	Net investment income (loss) per share was computed using average shares outstanding.
(3)

Total return is calculated by determining the percentage change in net asset value. Total return is not computed on an annualized basis. Total return would have been lower had certain expenses not been reduced during the periods shown.

(4)	Annualized.

11

Eaton Vance Real Estate Fund as of June 30, 2006

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1 Significant Accounting Policies

Eaton Vance Real Estate Fund (the Fund) is a non-diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund’s investment objective is to seek total return. The Fund seeks total return through a combination of capital appreciation and current income. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of companies primarily engaged in the real estate industry, such as real estate investment trusts (REITs), and other real estate related investments. The Fund currently offers one class of shares, Class I shares, which are offered at net asset value and are not subject to a sales charge.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A Investment Valuations — Securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System generally are valued at the official NASDAQ closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on the principal exchange or board of trade on which the options are traded or, in the absence of sales on such date, at the mean between the latest bid and asked prices therefore. Futures positions on securities and currencies generally are valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If short-term debt securities were acquired with a remaining maturity of more than 60 days, they will be valued by a pricing service. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments held by the Fund for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

B Income —  Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis.

C Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

D Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian of the Fund. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Fund maintains with IBT. All credit balances used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statements of Operations. For the period from the start of business, April 28, 2006, to June 30, 2006 there were no credit balances used to reduce the Fund’s custodian fee.

12

Eaton Vance Real Estate Fund as of June 30, 2006

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

E Concentration of Credit Risk — In accordance with the Fund’s strategy, under normal market conditions, the Fund’s investments are concentrated in income producing common stocks, preferred stocks, debt securities, warrants and other equity securities and instruments issued by real estate companies such as REITs. There are certain additional risks involved in investing in REITs. The value of the Fund shares may fluctuate more than the shares of a fund not concentrated in real estate industries due to, but not limited to, economic conditions, real estate values, property taxes, interest rates and changes in zoning laws.

F Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

G Other — Investment transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on securities sold are determined on the basis of identified cost.

H Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund and shareholders are indemnified against personal liability for the obligations of the Trust.  Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

J Interim Financial Statements — The interim financial statements as of June 30, 2006 and for the period from the start of business, April 28, 2006, to June 30, 2006 have not been audited by an independent registered public accounting firm, but in the opinion of the Fund’s management reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2 Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of virtually all of the distributions it receives from its REIT investments, less expenses, as well as income from other investments. Such distributions may include income, return of capital, and capital gains. The Fund may also realize capital gains on the sale of its REIT shares and other investments. Distributions of these gains, if any, will be made annually (reduced by available capital loss carryforwards from prior years, if any). In addition, the Fund may occasionally be required to make supplemental distributions at some other time during the year.

Distributions are paid in the form of additional shares of the same class of the Fund or, at the election of the shareholder, in cash. Shareholders may reinvest all distributions in additional shares of the same class of the Fund at the net asset value as of the close of business on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Net investment income and capital gains determined in accordance with income tax regulations may differ from such amounts determined in accordance with accounting principles generally accepted in the United States of America. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in-capital.

13

Eaton Vance Real Estate Fund as of June 30, 2006

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

3 Shares of Beneficial Interest

The Agreement and Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in shares were as follows:

Period Ended
June 30, 2006
(Unaudited) (1)
Class I
Sales	51,000
Net increase	51,000

(1) For the period from the start of the business, April 28, 2006, to June 30, 2006.

At June 30, 2006, Eaton Vance Management owned 98% of the outstanding shares of the Fund.

4 Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Fund. Under the investment advisory agreement, EVM receives a monthly advisory fee equal to 0.65% annually of average daily net assets of the Fund. For the period from the start of business, April 28, 2006, to June 30, 2006, the advisory fee amounted to $573. An administration fee is earned by EVM for managing and administering the business affairs of the Fund. Under the administration agreement, EVM earns a fee in the amount of 0.15% per annum of average daily net assets of the Fund. For the period from the start of business, April 28, 2006, to June 30, 2006, the administration fee amounted to $132. For the fiscal year ended December 31, 2006, EVM has agreed to reimburse the Fund’s expenses to the extent that total annual fund expenses exceed 1.15% of average daily net assets for Class I shares. Thereafter, the reimbursement may be changed or terminated at any time. Pursuant to this agreement, EVM was allocated $5,959 of the Fund’s operating expenses for the period from the start of business, April 28, 2006, to June 30, 2006. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of those activities. For the period from the start of business, April 28, 2006, to June 30, 2006, EVM did not earn any sub-transfer agent fees from the Fund.

Except for Trustees of the Fund who are not members of EVM’s organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee earned by EVM. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the period from the start of business, April 28, 2006, to June 30, 2006, no significant amounts have been deferred.

Certain officers and Trustees of the Fund are officers of the above organization.

5 Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The Fund held no such financial instruments at June 30, 2006.

6 Investment Transactions

Purchases and sales of investments, other than short-term obligations, aggregated $519,009 and $14,014, respectively, for the period from the start of business, April 28, 2006, to June 30, 2006.

14

Eaton Vance Real Estate Fund as of June 30, 2006

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

7 Federal Income Tax Basis of Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) in value of the investment securities at June 30, 2006, as determined on a federal income tax basis, were as follows:

Aggregate cost	$505,254

Gross unrealized appreciation	$12,235

Gross unrealized depreciation	(3,168)

Net unrealized appreciation	$9,067

8 Line of Credit

Subsequent to June 30, 2006, the Fund began participating with other portfolios and funds managed by EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participating portfolio or fund based on its borrowing at an amount above either the Eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. No fees were allocated to the Fund for the period from the start of business, April 28, 2006, to June 30, 2006.

9 Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, (FIN 48) “Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109”. FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, “Accounting for Income Taxes.”  This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006. The Fund is currently evaluating the impact of applying the various provisions of FIN 48.

15

Eaton Vance Real Estate Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The investment advisory agreement between Eaton Vance Real Estate Fund (the “Fund”) and Eaton Vance Management (“Eaton Vance”) was approved by the Board of Trustees on February 13, 2006 in connection with the organization of the Fund. In considering the approval of the investment advisory agreement between the Fund and Eaton Vance, the Special Committee of the Board of Trustees considered information that had been provided throughout the year at regular Board meetings, as well as information furnished to the Special Committee for a series of meetings held in February and March in preparation for a Board meeting held on March 21, 2005 to specifically consider the renewal of the investment advisory agreements of other Eaton Vance Funds. Such information included, among other things, the following:

•      The economic outlook and the general investment outlook in the relevant investment markets;

•      EVM’s results and financial condition and the overall organization of the investment adviser;

•      The procedures and processes used to determine the fair value of Fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

•      The allocation of brokerage and the benefits received by the investment adviser as the result of brokerage allocation;

•      EVM’s management of the relationship with the custodian, subcustodians and fund accountants;

•      The resources devoted to EVM’s compliance efforts undertaken on behalf of the funds it manages and the record of compliance with the investment policies and restrictions and with policies on personal securities transactions;

•      The quality, nature, cost and character of the administrative and other non-investment management services provided by EVM and its affiliates; and

•      The terms of the investment advisory agreement and the reasonableness and appropriateness of the particular fee paid by the Fund for the services described therein.

The Special Committee also considered the nature, extent and quality of the management services to be provided by the investment adviser. In so doing, the Special Committee considered its management capabilities with respect to the types of investments held by the Fund, including information relating to the education, experience and number of investment professionals and other personnel who provide services under the investment advisory agreement. The Special Committee also took into account the time and attention to be devoted by senior management to the Fund and the other funds in the complex. The Special Committee evaluated the level of skill required to manage the Fund and concluded that the human resources available at the investment adviser were appropriate to fulfill effectively its duties on behalf of the Fund.

With respect to its review of investment advisory fees, the Special Committee concluded that the fees to be paid by the Fund are within the range of those paid by comparable funds within the mutual fund industry. In reviewing the information regarding the estimated expense ratio of the Fund, the Special Committee concluded that such expense ratio is within a range that is competitive with comparable funds.

16

Eaton Vance Real Estate Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT cont’d

In addition to the factors mentioned above, the Special Committee reviewed the level of the investment adviser’s expected profits in providing investment management for the Fund and for all Eaton Vance funds as a group. The Special Committee also considered the soft dollar reimbursement program pursuant to which the Fund may receive reimbursement payments in respect of third party research services obtained by the investment adviser as a result of soft dollar credits generated through trading on behalf of the Fund. The Special Committee also reviewed the benefits to EVM and its affiliates in providing administration services for the Fund and for all Eaton Vance funds as a group. In addition, the Special Committee considered the fiduciary duty assumed by the investment adviser in connection with the services rendered to the Fund and the business reputation of the investment adviser and its financial resources. The Special Committee concluded that in light of the services to be rendered, the profits to be realized by the investment adviser are not unreasonable.

The Special Committee did not consider any single factor as controlling in determining whether or not to approve the investment advisory agreement. Nor are the items described herein all the matters considered by the Special Committee. In assessing the information provided by EVM and its affiliates, the Special Committee also took into consideration the benefits to shareholders of investing in a fund that is part of a large family of funds which provides a large variety of shareholder services.

Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, and assisted by independent counsel, the Special Committee concluded that the approval of the investment advisory agreement, including the fee structure, is in the interests of shareholders.

17

Eaton Vance Real Estate Fund

INVESTMENT MANAGEMENT

Eaton Vance Real Estate Fund

Officers	Trustees

Thomas E. Faust Jr.	Samuel L. Hayes, III
President	Chairman

J. Scott Craig	Benjamin C. Esty
Vice President and Portfolio Manager
James B. Hawkes

Gregory R. Greene	William H. Park
Vice President

Elizabeth S. Kenyon	Ronald A. Pearlman
Vice President
Norton H. Reamer

Duke E. Laflamme
Vice President	Lynn A. Stout

Thomas H. Luster	Ralph F. Verni
Vice President

George C. Pierides
Vice President

Barbara E. Campbell
Treasurer

Alan R. Dynner
Secretary

Paul M. O’Neil
Chief Compliance Officer

18

Investment Adviser of Eaton Vance Real Estate Fund

Eaton Vance Management

The Eaton Vance Building

255 State Street

Boston, MA 02109

Administrator of Eaton Vance Real Estate Fund

Eaton Vance Management

The Eaton Vance Building

255 State Street

Boston, MA 02109

Custodian

Investors Bank & Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent

PFPC Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Eaton Vance Real Estate Fund

The Eaton Vance Building

255 State Street

Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-225-6265.

2685-8/06	REFSRC

Semiannual Report June 30, 2006

EATON VANCE
LARGE-CAP
GROWTH
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS, AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Large-Cap Growth Fund as of June 30, 2006

INVESTMENT UPDATE

Lewis Piantedosi

Co-Portfolio Manager

Duncan W. Richardson, CFA

Co-Portfolio Manager

The Fund

Performance for the Past Six Months

•      For the six-month period ended June 30, 2006, the Fund’s Class A shares had a total return of 1.14%.  This return was the result of an increase in net asset value (NAV) per share to $14.26 on June 30, 2006, from $14.10 on December 31, 2005.(1)

•      The Fund’s Class B shares had a total return of 0.80% for the same period, the result of an increase in NAV per share to $13.84 on June 30, 2006, from $13.73 on December 31, 2005.(1)

•      The Fund’s Class C shares had a total return of 0.80% for the same period, the result of an increase in NAV per share to $13.84 on June 30, 2006, from $13.73 on December 31, 2005.(1)

•      For comparison, the Russell 1000 Growth Index – a broad-based, unmanaged index of growth stocks – had a total return of -0.93% for the same period.(2) The S&P 500 Index – a broad-based, unmanaged market index commonly used as a measure of overall U.S. stock market performance – had a total return of 2.71% for the same period.(2) The Lipper Large-Cap Growth Classification had a total return of -2.36% for the same period.(2)

Management Discussion

•      For the six months ended June 30, 2006, the broad equity market posted mixed returns. Small-cap stocks outperformed large-cap stocks, while value stocks continued to outperform growth stocks. Geopolitical fears and economic uncertainty led to a month-long sell-off at the end of the period, reversing many first quarter gains. Increased market volatility forced investors to move from risky, speculative investments to more stable, dividend-producing stocks. On balance, corporate trends remained positive, reporting solid earnings gains, record profitability and healthy balance sheets. However, strength in corporate profits remained overshadowed by anxiety surrounding world events and concern over the direction of the economy and interest rates. Monetary policy remained in a tightening mode as the Federal Reserve raised its Fed Funds rate another quarter point to 5.25%.

•      The Fund currently invests its assets in a separate regsitered investment company, Large-Cap Growth Portfolio (the “Portfolio”), with the same objectives and policies as the Fund. The Fund outperformed the Russell 1000 Growth Index and the Lipper Large-Cap Growth Classification for the period, while lagging the S&P 500 Index for the period.(2) Stock selection in the materials and consumer sectors proved beneficial to the Fund’s performance in the first half of 2006. Commodity prices, albeit choppy, continued to advance, benefiting the Portfolio’s metals and mining holdings. Consumer-related investments, such as retailers, entertainment and staples, also did well during the period. The Portfolio’s long-term overweighting of the industrials sector and its stock selection within the aerospace and defense industries also added to returns. Conversely, stock selection within the energy, telecom and financial sectors, as well as the Portfolio’s relative underweighting of the market-leading utilities sector and telecom sector, negatively impacted overall results.

•      Over the last six months, the Portfolio’s stock selection and sector emphasis focused on the historically more growth-oriented areas of the market, such as technology, health care and consumer stocks. During this period, we de-emphasized the financial sector, particularly banks, as the growth prospects appeared, in our view, to be waning.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. For performance as of the most recent month end, please refer to www.eatonvance.com.

(1)  These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, returns would be lower.  Absent an allocation of certain expenses to the administrator, the returns would be lower.

(2)  It is not possible to invest directly in an Index or a Lipper Classification. The Indexes’ total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indexes.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

1

•      Effective May 1, 2006, the Fund, formerly Eaton Vance Large-Cap Core Fund, was renamed Eaton Vance Large-Cap Growth Fund, and the underlying Portfolio in which it invests was renamed Large-Cap Growth Portfolio (from Large-Cap Core Portfolio).  The Fund seeks to invest in a broadly diversified selection of equity securities, seeking companies with above-average growth and financial strength, and invests normally in large-cap companies. The Portfolio employs a “growth at a reasonable price” investing style, seeking to acquire growing companies that management believes are reasonably priced in relation to their fundamental value.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

Ten Largest Common Stock Holdings*

By net assets
United Technologies Corp.	2.38%
Procter & Gamble Co.	2.28
General Dynamics Corp.	2.19
Johnson & Johnson	2.09
Comcast Corp., Class A	2.07
Citigroup, Inc.	2.02
Colgate-Palmolive Co.	1.99
Cisco Systems, Inc.	1.96
Rockwell Collins, Inc.	1.80
Biogen Idec, Inc.	1.76

*      Ten Largest Holdings represented 20.54% of Portfolio net assets as of June 30, 2006. Holdings are subject to change due to active management.

2

Eaton Vance Large-Cap Growth Fund as of June 30, 2006

FUND PERFORMANCE

Performance*	Class A	Class B	Class C
Average Annual Total Returns (at net asset value)
One Year	9.42%	8.62%	8.62%
Life of Fund†	10.72%	9.88%	9.88%

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	3.10%	3.62%	7.62%
Life of Fund†	9.02%	9.27%	9.88%

†Inception Dates – Class A, Class B, and Class C: 9/9/02

*      Average annual total returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were included, returns would be lower. SEC average annual total returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B shares reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC 1-year return for Class C reflects a 1% CDSC. Absent an allocation of certain expenses to the administrator, the returns would be lower.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. For performance as of the most recent month end, please refer to www.eatonvance.com.

Common Stock Investments by Sector**

By net assets

**   Portfolio information may not be representative of the Portfolio’s current or future investments and may change due to active management.

3

Eaton Vance Large-Cap Growth Fund as of June 30, 2006

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2006 – June 30, 2006).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Large-Cap Growth Fund

	Beginning Account Value (1/1/06)	Ending Account Value (6/30/06)	Expenses Paid During Period* (1/1/06 – 6/30/06)
Actual
Class A	$1,000.00	$1,011.40	$6.98	**
Class B	$1,000.00	$1,008.00	$10.70	**
Class C	$1,000.00	$1,008.00	$10.70	**
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,017.90	$7.00	**
Class B	$1,000.00	$1,014.10	$10.74	**
Class C	$1,000.00	$1,014.10	$10.74	**

* Expenses are equal to the Fund's annualized expense ratio of 1.40% for Class A shares, 2.15% for Class B shares, and 2.15% for Class C shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on December 31, 2005. The Example reflects the expenses of both the Fund and the Portfolio.

**Absent an allocation of certain expenses to the administrator, expenses would be higher.

4

Eaton Vance Large-Cap Growth Fund as of June 30, 2006

FINANCIAL STATEMENTS (Unaudited)

Statement of Assets and Liabilities

As of June 30, 2006

Assets
Investment in Large-Cap Growth Portfolio Portfolio, at value (identified cost, $36,192,061)	$41,395,440
Receivable for Fund shares sold	136,358
Receivable from the affiliate	37,404
Total assets	$41,569,202
Liabilities
Payable for Fund shares redeemed	$87,706
Payable to affiliate for distribution and service fees	33,986
Payable to affiliate for administration fees	5,059
Payable to affiliate for Trustees' fees	100
Accrued expenses	27,799
Total liabilities	$154,650
Net Assets	$41,414,552
Sources of Net Assets
Paid-in capital	$34,861,061
Accumulated undistributed net realized gain from Portfolio (computed on the basis of identified cost)	1,444,320
Accumulated net investment loss	(94,208)
Net unrealized appreciation from Portfolio (computed on the basis of identified cost)	5,203,379
Total	$41,414,552
Class A Shares
Net Assets	$22,426,590
Shares Outstanding	1,573,123
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$14.26
Maximum Offering Price Per Share (100 ÷ 94.25 of $14.26)	$15.13
Class B Shares
Net Assets	$11,191,842
Shares Outstanding	808,729
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$13.84
Class C Shares
Net Assets	$7,796,120
Shares Outstanding	563,308
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$13.84
On sales of $50,000 or more, the offering price of Class A shares is reduced.

Statement of Operations

For the Six Months Ended
June 30, 2006

Investment Income
Dividends allocated from Portfolio (net of foreign taxes, $3,120)	$241,561
Interest allocated from Portfolio	21,948
Security lending income allocated from Portfolio, net	1,565
Expenses allocated from Portfolio	(166,676)
Net investment income from Portfolio	$98,398
Expenses
Administration fee	$30,628
Trustees' fees and expenses	123
Distribution and service fees
Class A	25,951
Class B	59,692
Class C	39,604
Registration fees	28,861
Transfer and dividend disbursing agent fees	21,550
Custodian fee	7,353
Printing and postage	7,230
Legal and accounting services	6,520
Miscellaneous	2,478
Total expenses	$229,990
Deduct — Allocation of Fund expenses to the affiliate	$37,404
Total expense reductions	$37,404
Net expenses	$192,586
Net investment loss	$(94,188)
Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) — Investment transactions (identified cost basis)	$1,479,457
Increase from payment by affiliate	385
Net loss realized on the disposal of an investment which did not meet the Portfolio's investment guidelines	(385)
Foreign currency transactions	176
Net realized gain	$1,479,633
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$(946,604)
Foreign currency	207
Net change in unrealized appreciation (depreciation)	$(946,397)
Net realized and unrealized gain	$533,236
Net increase in net assets from operations	$439,048

See notes to financial statements

5

Eaton Vance Large-Cap Growth Fund as of June 30, 2006

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005
From operations —
Net investment loss	$(94,188)	$(129,819)
Net realized gain from investment transactions, payment by affiliate, the disposal of an investment which did not meet the Portfolio's investment guidelines and foreign currency transactions	1,479,633	904,430
Net change in unrealized appreciation (depreciation) of investments and foreign currency	(946,397)	1,437,977
Net increase in net assets from operations	$439,048	$2,212,588
Distributions to shareholders — From net realized gain Class A	$—	$(556,672)
Class B	—	(332,412)
Class C	—	(215,494)
Total distributions to shareholders	$—	$(1,104,578)
Transactions in shares of beneficial interest — Proceeds from sale of shares Class A	$5,651,294	$8,705,020
Class B	1,584,592	3,083,942
Class C	1,178,109	2,680,446
Net asset value of shares issued to shareholders in payment of distributions declared Class A	—	496,088
Class B	—	277,960
Class C	—	175,649
Cost of shares redeemed Class A	(4,153,618)	(5,791,916)
Class B	(1,686,016)	(1,790,801)
Class C	(1,050,690)	(1,641,716)
Net asset value of shares exchanged Class A	609,127	172,463
Class B	(609,127)	(172,463)
Net increase in net assets from Fund share transactions	$1,523,671	$6,194,672
Net increase in net assets	$1,962,719	$7,302,682
Net Assets
At beginning of period	$39,451,833	$32,149,151
At end of period	$41,414,552	$39,451,833
Accumulated net investment loss included in net assets
At end of period	$(94,208)	$(20)

See notes to financial statements

6

Eaton Vance Large-Cap Growth Fund as of June 30, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class A
	Six Months Ended June 30, 2006		Year Ended December 31,				Period Ended
	(Unaudited)		2005		2004	2003	December 31, 2002(1)
Net asset value — Beginning of period	$14.100		$13.600		$12.390	$10.030	$10.000
Income (loss) from operations
Net investment income (loss)(2)	$(0.007)		$0.000	(3)	$0.007	$(0.007)	$0.000	(3)
Net realized and unrealized gain	0.167		0.902		1.277 (4)	2.367	0.030	(4)
Total income from operations	$0.160		$0.902		$1.284	$2.360	$0.030
Less distributions
From net realized gain	$—		$(0.402)		$(0.074)	$—	$—
Total distributions	$—		$(0.402)		$(0.074)	$—	$—
Net asset value — End of period	$14.260		$14.100		$13.600	$12.390	$10.030
Total Return(5)	1.14	%(6)	6.60%		10.37%	23.53%	0.30%
Ratios/Supplemental Data†
Net assets, end of period (000's omitted)	$22,427		$20,037		$15,829	$8,503	$3,060
Ratios (As a percentage of average daily net assets):
Net expenses(7)	1.40	%(8)	1.40%		1.40%	1.40%	1.41	%(8)
Net expenses after custodian fee reduction(7)	1.40	%(8)	1.40%		1.40%	1.40%	1.40	%(8)
Net investment income (loss)	(0.10	)%(8)	0.00	%(9)	0.06%	(0.06)%	0.00	%(8)(9)
Portfolio Turnover of the Portfolio	46%		55%		45%	64%	11%
† The operating expenses of the Portfolio may reflect a reduction of the investment adviser fee. The operating expenses of the Fund reflect an allocation of expenses to the Administrator. Had such actions not been taken, the ratios and net investment loss per share would have been as follows:
Ratios (As a percentage of average daily net assets):
Expenses(7)	1.59	%(8)	1.63%		1.73%	2.76%	10.08	%(8)
Expenses after custodian fee reduction(7)	1.59	%(8)	1.63%		1.73%	2.76%	10.07	%(8)
Net investment loss	(0.28	)%(8)	(0.23)%		(0.27)%	(1.42)%	(8.67	)%(8)
Net investment loss per share(2)	$(0.020)		$(0.032)		$(0.033)	$(0.166)	$(0.272)

(1)  For the period from the start of business, September 9, 2002, to December 31, 2002.

(2)  Net investment income (loss) per share was computed using average shares outstanding.

(3)  Less than $0.001 per share.

(4)  The per share amount is not in accord with the net realized and unrealized gain (loss) on investments for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(5)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(6)  During the six months ended June 30, 2006, the investment adviser reimbursed the Fund, through its investment in the Portfolio, for a net loss realized on the disposal of an investment which did not meet the Portfolio's investment guidelines. The reimbursement was less than $0.01 per share and had no effect on total return for the six months ended June 30, 2006.

(7)  Includes the Fund's share of the Portfolio's allocated expenses.

(8)  Annualized.

(9)  Less than 0.01%.

See notes to financial statements

7

Eaton Vance Large-Cap Growth Fund as of June 30, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class B
	Six Months Ended June 30, 2006		Year Ended December 31,			Period Ended
	(Unaudited)		2005	2004	2003	December 31, 2002(1)
Net asset value — Beginning of period	$13.730		$13.360	$12.260	$10.000	$10.000
Income (loss) from operations
Net investment loss(2)	$(0.059)		$(0.101)	$(0.091)	$(0.090)	$(0.021)
Net realized and unrealized gain	0.169		0.873	1.265 (3)	2.350	0.021	(3)
Total income from operations	$0.110		$0.772	$1.174	$2.260	$—
Less distributions
From net realized gain	$—		$(0.402)	$(0.074)	$—	$—
Total distributions	$—		$(0.402)	$(0.074)	$—	$—
Net asset value — End of period	$13.840		$13.730	$13.360	$12.260	$10.000
Total Return(4)	0.80	%(5)	5.74%	9.58%	22.60%	0.00%
Ratios/Supplemental Data†
Net assets, end of period (000's omitted)	$11,192		$11,809	$10,104	$5,349	$1,595
Ratios (As a percentage of average daily net assets):
Net expenses(6)	2.15	%(7)	2.15%	2.15%	2.15%	2.16	%(7)
Net expenses after custodian fee reduction(6)	2.15	%(7)	2.15%	2.15%	2.15%	2.15	%(7)
Net investment loss	(0.84	)%(7)	(0.75)%	(0.72)%	(0.81)%	(0.67	)%(7)
Portfolio Turnover of the Portfolio	46%		55%	45%	64%	11%
† The operating expenses of the Portfolio may reflect a reduction of the investment adviser fee. The operating expenses of the Fund reflect an allocation of expenses to the Administrator. Had such actions not been taken, the ratios and net investment loss per share would have been as follows:
Ratios (As a percentage of average daily net assets):
Expenses(6)	2.34	%(7)	2.38%	2.48%	3.51%	10.83	%(7)
Expenses after custodian fee reduction(6)	2.34	%(7)	2.38%	2.48%	3.51%	10.82	%(7)
Net investment loss	(1.03	)%(7)	(0.98)%	(1.05)%	(2.17)%	(9.34	)%(7)
Net investment loss per share(2)	$(0.072)		$(0.131)	$(0.131)	$(0.239)	$(0.293)

(1)  For the period from the start of business, September 9, 2002, to December 31, 2002.

(2)  Net investment loss per share was computed using average shares outstanding.

(3)  The per share amount is not in accord with the net realized and unrealized gain (loss) on investments for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(4)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(5)  During the six months ended June 30, 2006, the investment adviser reimbursed the Fund, through its investment in the Portfolio, for a net loss realized on the disposal of an investment which did not meet the Portfolio's investment guidelines. The reimbursement was less than $0.01 per share and had no effect on total return for the six months ended June 30, 2006.

(6)  Includes the Fund's share of the Portfolio's allocated expenses.

(7)  Annualized.

See notes to financial statements

8

Eaton Vance Large-Cap Growth Fund as of June 30, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class C
	Six Months Ended June 30, 2006		Year Ended December 31,			Period Ended
	(Unaudited)		2005	2004	2003	December 31, 2002(1)
Net asset value — Beginning of period	$13.730		$13.360	$12.270	$10.010	$10.000
Income (loss) from operations
Net investment loss(2)	$(0.059)		$(0.101)	$(0.092)	$(0.089)	$(0.023)
Net realized and unrealized gain	0.169		0.873	1.256 (3)	2.349	0.033	(3)
Total income from operations	$0.110		$0.772	$1.164	$2.260	$0.010
Less distributions
From net realized gain	$—		$(0.402)	$(0.074)	$—	$—
Total distributions	$—		$(0.402)	$(0.074)	$—	$—
Net asset value — End of period	$13.840		$13.730	$13.360	$12.270	$10.010
Total Return(4)	0.80	%(5)	5.74%	9.49%	22.58%	0.10%
Ratios/Supplemental Data†
Net assets, end of period (000's omitted)	$7,796		$7,606	$6,217	$3,770	$1,161
Ratios (As a percentage of average daily net assets):
Net expenses(6)	2.15	%(7)	2.15%	2.15%	2.15%	2.16	%(7)
Net expenses after custodian fee reduction(6)	2.15	%(7)	2.15%	2.15%	2.15%	2.15	%(7)
Net investment loss	(0.85	)%(7)	(0.75)%	(0.73)%	(0.81)%	(0.71	)%(7)
Portfolio Turnover of the Portfolio	46%		55%	45%	64%	11%
† The operating expenses of the Portfolio may reflect a reduction of the investment adviser fee. The operating expenses of the Fund reflect an allocation of expenses to the Administrator. Had such actions not been taken, the ratios and net investment loss per share would have been as follows:
Ratios (As a percentage of average daily net assets):
Expenses(6)	2.34	%(7)	2.38%	2.48%	3.51%	10.83	%(7)
Expenses after custodian fee reduction(6)	2.34	%(7)	2.38%	2.48%	3.51%	10.82	%(7)
Net investment loss	(1.03	)%(7)	(0.98)%	(1.06)%	(2.17)%	(9.38	)%(7)
Net investment loss per share(2)	$(0.072)		$(0.131)	$(0.133)	$(0.239)	$(0.304)

(1)  For the period from the start of business, September 9, 2002, to December 31, 2002.

(2)  Net investment loss per share was computed using average shares outstanding.

(3)  The per share amount is not in accord with the net realized and unrealized gain (loss) on investments for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(4)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(5)  During the six months ended June 30, 2006, the investment adviser reimbursed the Fund, through its investment in the Portfolio, for a net loss realized on the disposal of an investment which did not meet the Portfolio's investment guidelines. The reimbursement was less than $0.01 per share and had no effect on total return for the six months ended June 30, 2006.

(6)  Includes the Fund's share of the Portfolio's allocated expenses.

(7)  Annualized.

See notes to financial statements

9

Eaton Vance Large-Cap Growth Fund as of June 30, 2006

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1  Significant Accounting Policies

Eaton Vance Large-Cap Growth Fund (the Fund) (formerly Eaton Vance Large-Cap Core Fund) is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 6). Class B shares held for eight years will automatically convert to Class A shares. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests of Large-Cap Growth Portfolio (the Portfolio) (formerly Large-Cap Core Portfolio), a New York trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (91.9% at June 30, 2006). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Portfolio of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund's net investment income or loss consists of the Fund's pro rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

D  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders, each year, substantially all of its net investment income and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

The Fund had net capital losses of $27,219 attributable to investment transactions incurred after October 31, 2005. These capital losses are treated as arising on the first day of the Fund's taxable year ending December 31, 2006.

E  Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian of the Fund. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Fund maintains with IBT. All credit balances used to reduce the Fund's custodian fees are reported as a reduction of expenses in the Statement of Operations. For the six months ended June 30, 2006, the Fund did not have any custody fee reductions.

F  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Other — Investment transactions are accounted for on the date the securities are purchased or sold. Dividends to shareholders are recorded on the ex-dividend date.

H  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of

Eaton Vance Large-Cap Growth Fund as of June 30, 2006

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

income and expense during the reporting period. Actual results could differ from those estimates.

I  Interim Financial Statements — The interim financial statements relating to June 30, 2006 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Fund's management reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2  Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income, if any, and at least one distribution annually of all or substantially all of its net realized capital gains, if any. Distributions are paid in the form of additional shares of the Fund or, at the election of the shareholder, in cash. Shareholders may reinvest all distributions in additional shares of the Fund at the net asset value as of the close of business on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

3  Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

Class A	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005
Sales	392,680	635,893
Issued to shareholders electing to receive payment of distributions in Fund shares	—	34,740
Redemptions	(283,387)	(425,331)
Exchanges from Class B shares	42,488	12,228
Net increase	151,781	257,530

Class B	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005
Sales	111,592	229,666
Issued to shareholders electing to receive payment of distributions in Fund shares	—	19,968
Redemptions	(118,967)	(133,592)
Exchanges to Class A shares	(43,741)	(12,516)
Net increase (decrease)	(51,116)	103,526
Class C	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005
Sales	83,561	197,302
Issued to shareholders electing to receive payment of distributions in Fund shares	—	12,619
Redemptions	(74,102)	(121,455)
Net increase	9,459	88,466

4  Transactions with Affiliates

The administration fee is earned by Eaton Vance Management (EVM) as compensation for managing and administering the business affairs of the Fund. Under the administration agreement, EVM earns a fee in the amount of 0.15% per annum of average daily net assets of the Fund. For the six months ended June 30, 2006, the administration fee amounted to $30,628. For the fiscal year ending December 31, 2006, the administrator has agreed to reimburse the Fund's expenses to the extent that total annual fund expenses exceed 1.40% of average net assets for Class A shares and 2.15% of average net assets for Class B and Class C shares. Thereafter, the reimbursement may be changed or terminated at any time. Pursuant to this agreement, EVM was allocated $37,404 of the Fund's operating expenses for the six months ended June 30, 2006. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of those services. For the six months ended June 30, 2006, EVM received $1,677 in sub-transfer agent fees.
Except for Trustees of the Fund and the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee earned by BMR. Trustees

Eaton Vance Large-Cap Growth Fund as of June 30, 2006

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

of the Fund that are not affiliated with EVM or BMR may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the six months ended June 30, 2006, no significant amounts have been deferred.

Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $8,673 as its portion of the sales charge on sales of Class A shares for the six months ended June 30, 2006.

Certain officers and Trustees of the Fund and of the Portfolio are officers of the above organizations.

5  Distribution Plans

Class A has in effect a distribution plan (Class A Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% of the Fund's average daily net assets attributable to Class A shares for each fiscal year for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued for the six months ended June 30, 2006 amounted to $25,951 for Class A shares. The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1. The Class B and Class C Plans require the Fund to pay EVD amounts equal to 1/365 of 0.75% (annualized) of the Fund's average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for the Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and daily amounts theretofore paid to EVD by each respective class. Distribution fees paid or accrued for the six months ended June 30, 2006, amounted to $44,769 and $29,703 for Class B and Class C shares, respectively. At June 30, 2006, the amount of Uncovered Distribution Charges of EVD calculated under the Plans was approximately $56,000 and $250,000 for Class B and Class C shares, respectively. The Class B and Class C Plans also authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% annually of the average daily net assets attributable to that Class. Service fees are paid for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the Class B and Class C sales commissions and distribution fees and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges to EVD. Service fees paid or accrued for the six months ended June 30, 2006 amounted to $14,923 and $9,901 for Class B and Class C shares, respectively.

6  Contingent Deferred Sales Charge

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within one year of purchase (depending upon the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. Class B CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares will be subject to a 1% CDSC if redeemed within one year of purchase.

No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC pertaining to Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Class B and Class C Plans, respectively (see Note 5). CDSC assessed on Class B and Class C shares when no Uncovered Distribution Charges exist for the respective classes will be credited to the Fund. EVD received approximately $18,000 and $1,000 of CDSC paid by shareholders for Class B and Class C shares, respectively, for the six months ended June 30, 2006. EVD did not receive any CDSC for Class A shares for the six months ended June 30, 2006.

7  Investment Transactions

Increases and decreases in the Fund's investment in the Portfolio aggregated $8,978,802 and $7,656,324, respectively, for the six months ended June 30, 2006.

8  Name Change

Effective May 1, 2006, Eaton Vance Large-Cap Core Fund changed its name to Eaton Vance Large-Cap Growth Fund.

Eaton Vance Large-Cap Growth Fund as of June 30, 2006

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

9  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, (FIN 48) "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes." This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006. The Fund is currently evaluating the impact of applying the various provisions of FIN 48.

Large-Cap Growth Portfolio as of June 30, 2006

PORTFOLIO OF INVESTMENTS (Unaudited)

Common Stocks — 95.9%
Security	Shares	Value
Aerospace & Defense — 7.8%
Boeing Co.	8,000	$655,280
General Dynamics Corp.	15,100	988,446
Rockwell Collins, Inc.	14,500	810,115
United Technologies Corp.	16,900	1,071,798
		$3,525,639
Beverages — 2.7%
Coca-Cola Co. (The)	10,400	$447,408
PepsiCo, Inc.	12,850	771,514
		$1,218,922
Biotechnology — 3.3%
Amgen, Inc.(1)	10,500	$684,915
Biogen Idec, Inc.(1)	17,100	792,243
		$1,477,158
Capital Markets — 2.8%
Franklin Resources, Inc.	4,300	$373,283
Goldman Sachs Group, Inc.	3,200	481,376
State Street Corp.	7,000	406,630
		$1,261,289
Chemicals — 1.2%
Ecolab, Inc.(2)	13,000	$527,540
		$527,540
Commercial Banks — 1.1%
Commerce Bancorp, Inc.(2)	14,200	$506,514
		$506,514
Communications Equipment — 5.0%
Cisco Systems, Inc.(1)(2)	45,200	$882,756
Corning, Inc.(1)(2)	31,100	752,309
QUALCOMM, Inc.	15,900	637,113
		$2,272,178

Security	Shares	Value
Computer Peripherals — 3.6%
EMC Corp.(1)	51,000	$559,470
Seagate Technology(1)(2)(3)	24,000	543,360
Sun Microsystems, Inc.(1)	128,000	531,200
		$1,634,030
Consumer Finance — 1.5%
American Express Co.	12,300	$654,606
		$654,606
Diversified Financial Services — 4.0%
Citigroup, Inc.	18,900	$911,736
JPMorgan Chase & Co.	10,700	449,400
Moody's Corp.	8,400	457,464
		$1,818,600
Diversified Telecommunication Services — 0.1%
Embarq Corp.(1)	1,000	$40,990
		$40,990
Electrical Equipment — 1.6%
Emerson Electric Co.	8,600	$720,766
		$720,766
Electronic Equipment & Instruments — 1.2%
Agilent Technologies, Inc.(1)	17,000	$536,520
		$536,520
Energy Equipment & Services — 0.9%
Halliburton Co.	5,200	$385,892
		$385,892
Food & Staples Retailing — 4.3%
Safeway, Inc.(2)	27,000	$702,000
Walgreen Co.	12,600	564,984
Wal-Mart Stores, Inc.	14,200	684,014
		$1,950,998
Food Products — 2.5%
Nestle SA(3)	2,300	$719,632
Wm. Wrigley Jr. Co.	9,200	417,312
		$1,136,944

See notes to financial statements

14

Large-Cap Growth Portfolio as of June 30, 2006

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Security	Shares	Value
Health Care Providers & Services — 1.6%
Caremark Rx, Inc.	14,200	$708,154
		$708,154
Hotels, Restaurants & Leisure — 1.6%
Marriott International, Inc., Class A	18,400	$701,408
		$701,408
Household Products — 4.3%
Colgate-Palmolive Co.	15,000	$898,500
Procter & Gamble Co.	18,468	1,026,821
		$1,925,321
Industrial Conglomerates — 3.0%
3M Co.	6,900	$557,313
General Electric Co.(2)	23,900	787,744
		$1,345,057
Internet Software & Services — 1.1%
Google, Inc., Class A(1)	1,200	$503,196
		$503,196
IT Services — 2.6%
MoneyGram International, Inc.	15,900	$539,805
Paychex, Inc.	16,000	623,680
		$1,163,485
Machinery — 1.1%
Danaher Corp.	7,500	$482,400
		$482,400
Media — 6.9%
Clear Channel Outdoor Holdings, Inc., Class A(1)	20,000	$419,200
Comcast Corp., Class A(1)	28,500	933,090
McGraw-Hill Companies, Inc., (The)	12,100	607,783
Time Warner, Inc.	32,700	565,710
Walt Disney Co., (The)	20,200	606,000
		$3,131,783

Security	Shares	Value
Metals & Mining — 1.8%
Freeport-McMoRan Copper & Gold, Inc., Class B(2)	6,100	$338,001
Inco, Ltd.(2)(3)	7,100	467,890
		$805,891
Multiline Retail — 1.2%
Sears Holdings Corp.(1)(2)	3,600	$557,424
		$557,424
Oil, Gas & Consumable Fuels — 2.2%
ConocoPhillips	6,500	$425,945
Exxon Mobil Corp.	9,210	565,033
		$990,978
Pharmaceuticals — 9.8%
Abbott Laboratories	16,200	$706,482
Allergan, Inc.(2)	6,500	697,190
Endo Pharmaceuticals Holdings, Inc.(1)	18,800	620,024
Johnson & Johnson	15,700	940,744
Novartis AG ADR	12,500	674,000
Wyeth Corp.	17,300	768,293
		$4,406,733
Semiconductors & Semiconductor Equipment — 7.8%
Applied Materials, Inc.	27,700	$450,956
Broadcom Corp., Class A(1)	16,050	482,303
Linear Technology Corp.	14,300	478,907
Maxim Integrated Products, Inc.	10,700	343,577
MEMC Electronic Materials, Inc.(1)	12,800	480,000
Teradyne, Inc.(1)(2)	36,000	501,480
Texas Instruments, Inc.	26,000	787,540
		$3,524,763
Software — 3.7%
Microsoft Corp.	28,420	$662,186
Oracle Corp.(1)(2)	39,500	572,355
SAP AG ADR	8,200	430,664
		$1,665,205

See notes to financial statements

15

Large-Cap Growth Portfolio as of June 30, 2006

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Security	Shares	Value
Specialty Retail — 1.2%
Bed Bath and Beyond, Inc.(1)	15,900	$527,403
		$527,403
Textiles, Apparel & Luxury Goods — 1.5%
NIKE, Inc., Class B	8,600	$696,600
		$696,600
Wireless Telecommunication Services — 0.9%
Sprint Nextel Corp.(2)	20,000	$399,800
		$399,800
Total Common Stocks (identified cost $37,952,698)		$43,204,187

Short-Term Investments — 18.9%

Security	Principal Amount (000's omitted)	Value
Eaton Vance Cash Collateral Fund, LLC, 5.19%(4)	$6,661	$6,661,321
Investors Bank and Trust Company Time Deposit, 5.30%, 7/3/06	883	883,000
Societe GeneraleTime Deposit, 5.281%, 7/3/06	990	990,000
Total Short-Term Investments (at amortized cost, $8,534,321)		$8,534,321
Total Investments — 114.8% (identified cost $46,487,019)		$51,738,508
Other Assets, Less Liabilities — (14.8)%		$(6,675,872)
Net Assets — 100.0%		$45,062,636

ADR - American Depository Receipt

(1)  Non-income producing security.

(2)  All or a portion of these securities were on loan at June 30, 2006.

(3)  Foreign security.

(4)  Affiliated fund investing in high quality, U.S. dollar denominated money market instruments that is available only to Eaton Vance portfolios and funds. The rate shown is the annualized seven-day yield as of June 30, 2006. The amount invested therein by the Portfolio represents cash collateral received for securities on loan at June 30, 2006. Other Assets, Less Liabilities includes an equal and offsetting liability of the Portfolio to repay collateral amounts upon the return of loaned securities.

See notes to financial statements

16

Large-Cap Growth Portfolio as of June 30, 2006

FINANCIAL STATEMENTS (Unaudited)

Statement of Assets and Liabilities

As of June 30, 2006

Assets
Investments, at value, including $6,420,264 of securities on loan (identified cost, $46,487,019)	$51,738,508
Cash	748
Dividends and interest receivable	62,168
Tax reclaim receivable	3,543
Total assets	$51,804,967
Liabilities
Collateral for securities loaned	$6,661,321
Payable to affiliate for Trustees' fees	580
Payable to affiliate for investment advisory fees	24,203
Accrued expenses	56,227
Total liabilities	$6,742,331
Net Assets applicable to investors' interest in Portfolio	$45,062,636
Sources of Net Assets
Net proceeds from capital contributions and withdrawals	$39,811,135
Net unrealized appreciation (computed on the basis of identified cost)	5,251,501
Total	$45,062,636

Statement of Operations

For the Six Months Ended
June 30, 2006

Investment Income
Dividends (net of foreign taxes, $3,127)	$245,688
Interest	23,055
Security lending income, net	1,632
Total investment income	$270,375
Expenses
Investment adviser fee	$135,901
Trustees' fees and expenses	992
Custodian fee	21,558
Legal and accounting services	10,251
Miscellaneous	1,404
Total expenses	$170,106
Net investment income	$100,269
Realized and Unrealized Gain (Loss)
Net realized gain — Investment transactions (identified cost basis)	$1,478,317
Increase from payment by affiliate	385
Net loss realized on the disposal of an investment which did not meet the Portfolio's investment guidelines	(385)
Foreign currency transactions	176
Net realized gain	$1,478,493
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$(929,687)
Foreign currency	204
Net change in unrealized appreciation (depreciation)	$(929,483)
Net realized and unrealized gain	$549,010
Net increase in net assets from operations	$649,279

See notes to financial statements

17

Large-Cap Growth Portfolio as of June 30, 2006

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005
From operations — Net investment income	$100,269	$200,359
Net realized gain from investment transactions, payment by affiliate, the disposal of an investment which did not meet the Portfolio's investment guidelines and foreign currency transactions	1,478,493	914,125
Net change in unrealized appreciation (depreciation) of investments and foreign currency	(929,483)	1,437,451
Net increase in net assets from operations	$649,279	$2,551,935
Capital transactions — Contributions	$12,800,840	$14,462,559
Withdrawals	(7,975,069)	(9,589,403)
Net increase in net assets from capital transactions	$4,825,771	$4,873,156
Net increase in net assets	$5,475,050	$7,425,091
Net Assets
At beginning of period	$39,587,586	$32,162,495
At end of period	$45,062,636	$39,587,586

See notes to financial statements

18

Large-Cap Growth Portfolio as of June 30, 2006

FINANCIAL STATEMENTS CONT'D

Supplementary Data

	Six Months Ended June 30, 2006		Year Ended December 31,			Period Ended
	(Unaudited)		2005	2004	2003	December 31, 2002(1)
Ratios/Supplemental Data†
Ratios (As a percentage of average daily net assets):
Net expenses	0.82	%(2)	0.82%	0.85%	1.15%	4.48	%(2)
Net expenses after custodian fee reduction	0.82	%(2)	0.82%	0.85%	1.15%	4.47	%(2)
Net investment income (loss)	0.48	%(2)	0.58%	0.58%	0.19%	(3.03	)%(2)
Portfolio Turnover	46%		55%	45%	64%	11%
Total Return(3)	1.43	%(4)	7.23%	10.98%	23.83%	(0.73)%
Net assets, end of period (000's omitted)	$45,063		$39,588	$32,162	$17,579	$5,699
† The operating expenses of the Portfolio may reflect a reduction of the investment adviser fee. Had such action not been taken, the ratios would have been as follows:
Ratios (As a percentage of average daily net assets):
Expenses			0.82%	0.86%
Expenses after custodian fee reduction			0.82%	0.86%
Net investment income			0.58%	0.57%

(1)  For the period from the start of business, September 9, 2002, to December 31, 2002.

(2)  Annualized.

(3)  Total return is historical and is not computed on an annualized basis.

(4)  During the six months ended June 30, 2006, the investment adviser reimbursed the Portfolio for a net loss realized on the disposal of an investment which did not meet the Portfolio's investment guidelines. The reimbursement had no effect on total return for the six months ended June 30, 2006.

See notes to financial statements

19

Large-Cap Growth Portfolio as of June 30, 2006

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1  Significant Accounting Policies

Large-Cap Growth Portfolio (the Portfolio) (formerly Large-Cap Core Portfolio) is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Portfolio, which was organized as a trust under the laws of the State of New York on June 18, 2002, seeks total return by investing in a broadly diversified selection of equity securities, seeking companies with above-average growth and financial strength. The Portfolio normally invests at least 80% of its net assets in large-cap companies, which management generally considers to be companies with a market capitalization equal to or greater than the median capitalization of companies included in the Russell 1000 Growth Index. The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. At June 30, 2006, the Eaton Vance Large-Cap Growth Fund held an approximate 91.9% interest in the Portfolio. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System generally are valued at the official NASDAQ closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on the principal exchange or board of trade on which the options are traded or, in the absence of sales on such date, at the mean between the latest bid and asked prices therefore. Futures positions on securities and currencies generally are valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If short-term debt securities are acquired with a remaining maturity of more than 60 days, they will be valued by a pricing service. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments held by the Portfolio for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

B  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio's understanding of the applicable countries' tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

C  Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian to the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Portfolio maintains with IBT. All credit balances used to reduce the Portfolio's custodian fees are reported as a reduction of expenses in the Statement of Operations. For the six months ended June 30, 2006, there were no credit balances used to reduce the Portfolio's custodian fee.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the

20

Large-Cap Growth Portfolio as of June 30, 2006

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

payment of any taxes on its share of taxable income. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

E  Financial Futures Contracts — Upon entering into a financial futures contract, the Portfolio is required to deposit either in cash or securities an amount (initial margin) equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio (margin maintenance) each day, dependent on daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Portfolio. The Portfolio's investment in financial futures contracts is designed to hedge against anticipated future changes in price of current or anticipated Portfolio positions. Should prices move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

F  Put Options — Upon the purchase of a put option by the Portfolio, the premium paid is recorded as an asset in the Statement of Assets and Liabilities, the value of which is marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss in the amount of the premium paid. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium paid. When the Portfolio exercises a put option, settlement is made in cash. The risk associated with purchasing options is limited to the premium originally paid.

G  Securities Sold Short — The Portfolio may sell a security short if it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short. Such transactions are done in anticipation of a decline in the market price of the securities or in order to hedge portfolio positions. The Portfolio will generally borrow the security sold in order to make delivery to the buyer. Upon executing the transaction, the Portfolio records the proceeds as deposits with brokers in the Statement of Assets and Liabilities and establishes an offsetting payable for securities sold short for the securities due on settlement. The proceeds are retained by the broker as collateral for the short position. The liability is marked-to-market and the Portfolio is required to pay the lending broker any dividend or interest income earned while the short position is open. A gain or loss is recorded when the security is delivered to the broker. The Portfolio may recognize a loss on the transaction if the market value of the securities sold increases before the securities are delivered.

H  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

I  Indemnifications — Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

J  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

21

Large-Cap Growth Portfolio as of June 30, 2006

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

K  Other — Investment transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on securities sold are determined on the basis of identified cost.

L  Interim Financial Statements — The interim financial statements relating to June 30, 2006 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Fund's management reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. Under the advisory agreement, BMR receives a monthly advisory fee equal to 0.65% annually of average daily net assets of the Portfolio up to $500 million, and at reduced rates as daily net assets exceed that level. For the six months ended June 30, 2006, the advisory fee amounted to $135,901. BMR has also agreed to reduce the investment adviser fee by an amount equal to that portion of commissions paid to broker dealers in execution of Portfolio security transactions that is consideration for third-party research services. For the six months ended June 30, 2006, BMR did not waive any of its advisory fee. BMR made a voluntary reimbursement of $385 to compensate the Portfolio for a realized loss incurred from the sale of an investment security which did not meet the Portfolio's investment guidelines.

Except for Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio that are not affiliated with BMR may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the six months ended June 30, 2006, no significant amounts have been deferred.

Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Investment Transactions

Purchases and sales of investments, other than short-term obligations, aggregated $23,149,440 and $18,898,700, respectively, for the six months ended June 30, 2006.

4  Federal Income Tax Basis of Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) in value of the investments owned at June 30, 2006, as computed on a federal income tax basis, were as follows:

Aggregate cost	$46,487,019
Gross unrealized appreciation	$5,900,194
Gross unrealized depreciation	(648,705)
Net unrealized appreciation	$5,251,489

The unrealized appreciation on foreign currency at June 30, 2006 on a federal income tax basis was $12.

5  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include forward foreign currency exchange contracts, and financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The Portfolio did not have any open obligations under these financial instruments at June 30, 2006.

6  Line of Credit

The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participating portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees for the six months ended June 30, 2006.

22

Large-Cap Growth Portfolio as of June 30, 2006

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

7  Securities Lending Agreement

The Portfolio has established a securities lending agreement with a securities lending agent, IBT, in which the Portfolio lends portfolio securities to qualified borrowers in exchange for collateral consisting of either cash or U. S. government securities in an amount at least equal to the market value of the securities on loan. Cash collateral is invested in Eaton Vance Cash Collateral Fund, LLC (Cash Collateral Fund). Cash Collateral Fund invests in high quality money market instruments. The Portfolio earns interest on the amount invested in Cash Collateral Fund but it must pay the broker a loan rebate fee computed as a varying percentage of the collateral received. In addition, the Portfolio pays IBT a lending agent fee computed as a percentage of the earnings on its investment in Cash Collateral Fund less the loan rebate fee. The loan rebate fee and lending agent fee paid by the Portfolio amounted to $92,044 and $281, respectively, for the six months ended June 30, 2006. At June 30, 2006, the value of the securities loaned and the value of the collateral amounted to $6,420,264 and $6,661,321, respectively. In the event of counterparty default, the Portfolio is subject to potential loss if it is delayed or prevented from exercising its right to dispose of the collateral. The Portfolio bears risk in the event that invested collateral is not sufficient to meet obligations due on loans.

8  Name Change

Effective May 1, 2006, Large-Cap Core Portfolio changed its name to Large-Cap Growth Portfolio.

9  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, (FIN 48) "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes." This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006. The Portfolio is currently evaluating the impact of applying the various provisions of FIN 48.

23

Eaton Vance Large-Cap Growth Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees") cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on March 27, 2006, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Special Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Special Committee reviewed information furnished for a series of meetings of the Special Committee held in February and March 2006. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund managed by it;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

In addition to the information identified above, the Special Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve month period ended

24

Eaton Vance Large-Cap Growth Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

March 31, 2006, the Board met nine times and the Special Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met eight, twelve and five times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Special Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Special Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Special Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Special Committee concluded that the continuance of the investment advisory agreement of the Large-Cap Growth Portfolio, formerly known as the Large-Cap Core Portfolio (the "Portfolio"), the portfolio in which the Eaton Vance Large-Cap Growth Fund, formerly known as the Eaton Vance Large-Cap Core Fund (the "Fund") invests, with Boston Management and Research (the "Adviser"), including its fee structure, is in the interests of shareholders and, therefore, the Special Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Special Committee as well as the factors considered and conclusions reached by the Special Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser.

The Board considered the Adviser's management capabilities and investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio. The Board specifically noted the Adviser's in-house equity research capabilities. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Portfolio by senior management.

The Board reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the National Association of Securities Dealers.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one- and three-year periods ended September 30, 2005 for the Fund. The Board concluded that the performance of the Fund was satisfactory.

25

Eaton Vance Large-Cap Growth Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including administrative fees, payable by the Portfolio and the Fund (referred to collectively as "management fees"). As part of its review, the Board considered the management fees and the Fund's total expense ratio for the year ended September 30, 2005, as compared to a group of similarly managed funds selected by an independent data provider.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund's total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Portfolio, the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Portfolio and the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Portfolio and other advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Portfolio, the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

26

Eaton Vance Large-Cap Growth Fund

INVESTMENT MANAGEMENT

Eaton Vance Large-Cap Growth Fund

Officers
Thomas E. Faust Jr.
President
J. Scott Craig
Vice President
William E. Dodge
Vice President
Gregory R. Greene
Vice President
Elizabeth S. Kenyon
Vice President
Duke E. Laflamme
Vice President
Thomas H. Luster
Vice President
George C. Pierides
Vice President
Barbara E. Campbell
Treasurer
Alan R. Dynner
Secretary
Paul M. O'Neil
Chief Compliance Officer	Trustees Samuel L. Hayes, III Chairman Benjamin C. Esty James B. Hawkes William H. Park Ronald A. Pearlman Norton H. Reamer Lynn A. Stout Ralph F. Verni

Large-Cap Growth Portfolio

Officers
Duncan W. Richardson
President and
Co-Portfolio Manager
Lewis R. Piantedosi
Vice President and
Co-Portfolio Manager
Michelle A. Green
Treasurer
Alan R. Dynner
Secretary
Paul M. O'Neil
Chief Compliance Officer	Trustees Samuel L. Hayes, III Chairman Benjamin C. Esty James B. Hawkes William H. Park Ronald A. Pearlman Norton H. Reamer Lynn A. Stout Ralph F. Verni

27

This Page Intentionally Left Blank

Investment Adviser of Large-Cap Growth Portfolio
Boston Management and Research

The Eaton Vance Building
255 State Street
Boston, MA 02109

Administrator of Eaton Vance Large-Cap Growth Fund
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

Custodian
Investors Bank & Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Eaton Vance Large-Cap Growth Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-225-6265.

1559-8/06  LCCSRC

Semiannual Report June 30, 2006

EATON VANCE

SMALL-CAP

GROWTH

FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS, AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at
1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC's for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Small-Cap Growth Fund as of June 30, 2006

INVESTMENT UPDATE

Nancy B. Tooke, CFA

Portfolio Manager

The Fund

Performance for the Past Six Months

•                  The Fund’s Class A shares had a total return of 5.84% for the six months ended June 30, 2006.(1) This return resulted from an increase in net asset value (NAV) per share to $11.24 on June 30, 2006, from $10.62 on December 31, 2005.

•                  The Fund’s Class B shares had a total return of 5.42% for the same period.(1) This return resulted from an increase in NAV per share to $11.48 on June 30, 2006, from $10.89 on December 31, 2005.

•                  The Fund’s Class C shares had a total return of 5.47% for the same period.(1) This return resulted from an increase in NAV per share to $11.18 on June 30, 2006, from $10.60 on December 31, 2005.

•                  For comparison, the S&P SmallCap 600 Index – a broad-based, unmanaged market index of 600 small capitalization stocks traded in the U.S. – had a total return of 7.70% for the six months ended June 30, 2006, while the Russell 2000 Growth Index – an unmanaged market capitalization-weighted index of small company growth stocks – had a total return of 6.07% for the same period.(2) The Fund’s peer group, the Lipper Small Cap Growth Funds Classification, had an average total return of 4.82% for the same period.(2)

See page two for additional performance information.

Management Discussion

•                  Overcoming the challenges of rising interest rates and soaring energy expenditures, the U.S. economy continued to expand in the first half of 2006, boosted by surprising job growth and resilient consumer spending. After a slow start, the equity market rallied on the strength of good earnings growth, widespread dividend hikes and increasing merger activity. Small-cap stocks again outperformed the large-cap segment and value stocks – such as energy, materials and metals – outpaced the technology-dominated growth segment.

•                  Oil and gas stocks remained among the market leaders in the first half of 2006 and were key contributors to the Fund’s performance. The Fund was helped by the Portfolio’s overweighting in exploration and energy services companies, which enjoyed strong earnings growth, benefiting from rising oil prices, robust global demand and increasing industry consolidation. Also in the energy area, drilling equipment companies responded favorably to customers’ newly announced commitments to long-term exploration projects. Elsewhere, performance was further boosted by an overweighting and favorable stock selection in the telecom sector.

•                  The Portfolio was underweighted in the information technology (IT) sector, which was negatively impacted by slowing personal computer sales, lower demand for components and semiconductors and a generally weaker pricing environment during the first half of 2006. However, stock selection in IT services and communications equipment makers with good revenue growth was additive to performance. Stock selection also helped in the consumer discretionary sector, especially investments in household products companies and selected specialty retailers.

•                  The Portfolio’s health care investments were among its weaker performers, with some holdings in the life science and health equipment areas lagging due to revenue shortfalls or delays in clinical trials. Financials were another area that provided mixed results. Real estate stocks performed well, while insurance, consumer finance and commercial banks were less successful.

•                  Effective February 1, 2006, Nancy B. Tooke became a vice president of Eaton Vance Management and portfolio manager of Small-Cap Growth Portfolio. Prior to joining Eaton Vance in 2006, Ms. Tooke was senior managing director and portfolio manager at ForstmannLeff Associates, where she managed small- and mid-cap institutional assets.

The views expressed throughout this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

(1)       These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, returns would be lower. Absent an allocation of expenses to the administrator, returns would be lower.

(2)       It is not possible to invest directly in an Index or Lipper Classification. The Indexes’ total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indexes.

1

Eaton Vance Small-Cap Growth Fund as of June 30, 2006

FUND PERFORMANCE

Performance(1)	Class A	Class B	Class C
Average Annual Total Returns (at net asset value)
One Year	16.85%	15.96%	16.10%
Five Years	-2.64	N.A.	N.A.
Life of Fund†	8.85	3.38	2.72
SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	10.13%	10.96%	15.10%
Five Years	-3.79	N.A.	N.A.
Life of Fund†	8.18	2.94	2.72

† Inception dates: Class A: 1/2/97; Class B: 5/7/02; Class C: 5/3/02

(1)       Average annual total returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were included, returns would be lower. Absent an allocation of expenses to the administrator, returns would be lower. SEC average annual total returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B shares reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC 1-year return for Class C reflects a 1% CDSC.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Ten Largest Holdings(2)

By total net assets

MoneyGram International, Inc.	2.8%
Jarden Corp.	2.5
Foundation Coal Holdings, Inc.	2.0
Denbury Resources, Inc.	1.9
Parallel Petroleum Corp.	1.9
Essex Property Trust, Inc.	1.8
Delta & Pine Land Co.	1.7
3Com Corp.	1.7
Sybase, Inc.	1.7
Kansas City Southern	1.7

(2)	Ten Largest Holdings represented 19.7% of Portfolio net assets as of June 30, 2006. Holdings are subject to change due to active management.

Sector Weightings(3)

By total net assets

(3)	Portfolio information may not be representative of the Portfolio’s current or future investments and may change due to active management.

2

Eaton Vance Small-Cap Growth Fund as of June 30, 2006

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2006 – June 30, 2006).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Small-Cap Growth Fund

	Beginning Account Value (1/1/06)	Ending Account Value (6/30/06)	Expenses Paid During Period* (1/1/06 – 6/30/06)
Actual
Class A	$1,000.00	$1,058.40	$10.21
Class B	$1,000.00	$1,054.20	$14.01
Class C	$1,000.00	$1,054.70	$14.01
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,014.90	$9.99
Class B	$1,000.00	$1,011.20	$13.71
Class C	$1,000.00	$1,011.20	$13.71

* Expenses are equal to the Fund's annualized expense ratio of 2.00% for Class A shares, 2.75% for Class B shares, and 2.75% for Class C shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on December 31, 2005. The Example reflects the expenses of both the Fund and Portfolio. Absent an allocation of expenses to the administrator, expenses paid would be higher.

3

Eaton Vance Small-Cap Growth Fund as of June 30, 2006

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of June 30, 2006

Assets
Investment in Small-Cap Growth Portfolio, at value (identified cost, $11,259,499)	$12,449,770
Receivable for Fund shares sold	5,755
Receivable from the Administrator	24,345
Prepaid expenses	3,436
Total assets	$12,483,306
Liabilities
Payable to affiliate for distribution and service fees	$9,969
Payable for Fund shares redeemed	2,809
Payable to affiliate for Trustees' fees	44
Accrued expenses	11,918
Total liabilities	$24,740
Net Assets	$12,458,566
Sources of Net Assets
Paid-in capital	$12,015,210
Accumulated net realized loss from Portfolio (computed on the basis of identified cost)	(651,918)
Accumulated net investment loss	(94,997)
Net unrealized appreciation from Portfolio (computed on the basis of identified cost)	1,190,271
Total	$12,458,566
Class A Shares
Net Assets	$7,722,092
Shares Outstanding	686,870
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$11.24
Maximum Offering Price Per Share (100 ÷ 94.25 of $11.24)	$11.93
Class B Shares
Net Assets	$2,678,857
Shares Outstanding	233,274
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$11.48
Class C Shares
Net Assets	$2,057,617
Shares Outstanding	184,097
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$11.18
On sales of $50,000 or more, the offering price of Class A shares is reduced.

Statement of Operations

For the Six Months Ended
June 30, 2006

Investment Income
Dividends allocated from Portfolio (net of foreign taxes, $70)	$35,408
Interest allocated from Portfolio	14,437
Expenses allocated from Portfolio	(66,916)
Net investment loss from Portfolio	$(17,071)
Expenses
Administration fee	$9,449
Trustees' fees and expenses	85
Distribution and service fees
Class A	9,829
Class B	13,661
Class C	10,378
Legal and accounting services	18,205
Registration fees	19,713
Transfer and dividend disbursing agent fees	14,933
Custodian fee	6,557
Printing and postage	5,440
Miscellaneous	3,315
Total expenses	$111,565
Deduct — Waiver and reimbursement of expenses by the Administrator	$33,639
Total expense reductions	$33,639
Net expenses	$77,926
Net investment loss	$(94,997)
Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) — Investment transactions (identified cost basis)	$1,639,515
Net realized gain	$1,639,515
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$(852,897)
Net change in unrealized appreciation (depreciation)	$(852,897)
Net realized and unrealized gain	$786,618
Net increase in net assets from operations	$691,621

See notes to financial statements

4

Eaton Vance Small-Cap Growth Fund as of June 30, 2006

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005
From operations — Net investment loss	$(94,997)	$(212,227)
Net realized gain from investment transactions and foreign currency transactions	1,639,515	1,493,303
Net change in unrealized appreciation (depreciation) from investments and foreign currency transactions	(852,897)	(693,165)
Net increase in net assets from operations	$691,621	$587,911
Transactions in shares of beneficial interest — Proceeds from sale of shares Class A	$1,367,970	$1,322,467
Class B	586,129	452,287
Class C	254,367	500,211
Cost of shares redeemed Class A	(1,674,511)	(3,661,724)
Class B	(414,372)	(554,872)
Class C	(250,892)	(977,666)
Net asset value of shares exchanged Class A	55,408	39,542
Class B	(55,408)	(39,542)
Net decrease in net assets from Fund share transactions	$(131,309)	$(2,919,297)
Net increase (decrease) in net assets	$560,312	$(2,331,386)
Net Assets
At beginning of period	$11,898,254	$14,229,640
At end of period	$12,458,566	$11,898,254
Accumulated net investment loss included in net assets
At end of period	$(94,997)	$—

See notes to financial statements

5

Eaton Vance Small-Cap Growth Fund as of June 30, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class A
	Six Months Ended June 30, 2006		Year Ended December 31,
	(Unaudited)(1)		2005(1)(2)	2004(1)(2)		2003(1)(2)	2002(1)(2)	2001(1)(2)
Net asset value — Beginning of period	$10.620		$10.100	$9.680		$7.440	$11.250	$14.840
Income (loss) from operations
Net investment loss	$(0.069)		$(0.143)	$(0.160)		$(0.148)	$(0.150)	$(0.152)
Net realized and unrealized gain (loss)	0.689		0.753	0.490		2.388	(3.660)	(3.438)
Total income (loss) from operations	$0.620		$0.610	$0.330		$2.240	$(3.810)	$(3.590)
Net asset value — End of period	$11.240		$10.620	$10.010		$9.680	$7.440	$11.250
Total Return(3)	5.84%		6.11%	3.36	%(4)	30.20%	(33.92)%	(24.17)%
Ratios/Supplemental Data†
Net assets, end of period (000's omitted)	$7,722		$7,508	$9,418		$11,103	$9,426	$9,551
Ratios (As a percentage of average daily net assets):
Net expenses(5)	2.00	%(6)	2.00%	2.00%		2.00%	2.00%	1.70%
Net expenses after custodian fee reduction(5)	2.00	%(6)	2.00%	2.00%		2.00%	2.00%	1.70%
Net investment loss	(1.21	)%(6)	(1.45)%	(1.72)%		(1.78)%	(1.74)%	(1.36)%
Portfolio Turnover of the Portfolio	64%		218%	276%		308%	225%	117%

†  The operating expenses of the Fund and the Portfolio may reflect a reduction of the investment adviser fee, a waiver and/or reimbursement of expenses by the Administrator and/or an allocation of expenses to the Investment Adviser. Had such actions not been taken, net investment loss per share and the ratios would have been as follows:

Ratios (As a percentage of average daily net assets):
Expenses(5)	2.53	%(6)	2.69%	2.49%	2.81%	2.86%	2.76%
Expenses after custodian fee reduction(5)	2.53	%(6)	2.69%	2.49%	2.81%	2.86%	2.76%
Net investment loss	(1.74	)%(6)	(2.14)%	(2.22)%	(2.59)%	(2.60)%	(2.43)%
Net investment loss per share	$(0.099)		$(0.211)	$(0.261)	$(0.272)	$(0.282)	$(0.342)

(1)  Net investment loss per share was computed using average shares outstanding.

(2)  Per share data have been restated to reflect the effects of a 1.2599805-for-1 stock split effective on November 11, 2005.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis. Total returns would have been lower had certain expenses not been reduced during the periods shown.

(4)  The net increase from gains through the Fund's investment in the Portfolio, realized on the disposal of investments purchased which did not meet the Portfolio's investment guidelines, amounted to less than $0.01 per share and had no effect on total return for the year ended December 31, 2004.

(5)  Includes the Fund's share of the Portfolio's allocated expenses.

(6)  Annualized.

See notes to financial statements

6

Eaton Vance Small-Cap Growth Fund as of June 30, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class B
	Six Months Ended June 30, 2006		Year Ended December 31,
	(Unaudited)(1)		2005(1)	2004(1)		2003(1)	2002(1)(2)
Net asset value — Beginning of period	$10.890		$10.340	$10.080		$7.800	$10.000
Income (loss) from operations
Net investment loss	$(0.114)		$(0.223)	$(0.239)		$(0.231)	$(0.134)
Net realized and unrealized gain (loss)	0.704		0.773	0.499		2.511	(2.066)
Total income (loss) from operations	$0.590		$0.550	$0.260		$2.280	$(2.200)
Net asset value — End of period	$11.480		$10.890	$10.340		$10.080	$7.800
Total Return(3)	5.42%		5.32%	2.58	%(4)	29.23%	(22.00)%
Ratios/Supplemental Data†
Net assets, end of period (000's omitted)	$2,679		$2,440	$2,458		$2,439	$459
Ratios (As a percentage of average daily net assets):
Net expenses(5)	2.75	%(6)	2.75%	2.75%		2.75%	2.75	%(6)
Net expenses after custodian fee reduction(5)	2.75	%(6)	2.75%	2.75%		2.75%	2.75	%(6)
Net investment loss	(1.97	)%(6)	(2.20)%	(2.47)%		(2.54)%	(2.56	)%(6)
Portfolio Turnover of the Portfolio	64%		218%	276%		308%	225%

†  The operating expenses of the Fund and the Portfolio may reflect a reduction of the investment adviser fee, and a waiver and/or reimbursement of expenses by the Administrator. Had such action not been taken, net investment loss per share and the ratios would have been as follows:

Ratios (As a percentage of average daily net assets):
Expenses(5)	3.28	%(6)	3.44%	3.24%	3.54%	4.10	%(6)
Expenses after custodian fee reduction(5)	3.28	%(6)	3.44%	3.24%	3.54%	4.10	%(6)
Net investment loss	(2.50	)%(6)	(2.89)%	(2.96)%	(3.33)%	(3.91	)%(6)
Net investment loss per share	$(0.145)		$(0.293)	$(0.286)	$(0.303)	$(0.205)

(1)  Net investment loss per share was computed using average shares outstanding.

(2)  For the period from commencement of offering of Class B shares, May 7, 2002 to December 31, 2002.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis. Total returns would have been lower had certain expenses not been reduced during the periods shown.

(4)  The net increase from gains through the Fund's investment in the Portfolio, realized on the disposal of investments purchased which did not meet the Portfolio's investment guidelines, amounted to less than $0.01 per share and had no effect on total return for the year ended December 31, 2004.

(5)  Includes the Fund's share of the Portfolio's allocated expenses.

(6)  Annualized.

See notes to financial statements

7

Eaton Vance Small-Cap Growth Fund as of June 30, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class C
	Six Months Ended June 30, 2006		Year Ended December 31,
	(Unaudited)(1)		2005(1)	2004(1)		2003(1)	2002(1)(2)
Net asset value — Beginning of period	$10.600		$10.060	$9.800		$7.590	$10.000
Income (loss) from operations
Net investment loss	$(0.111)		$(0.218)	$(0.232)		$(0.218)	$(0.129)
Net realized and unrealized gain (loss)	0.691		0.758	0.492		2.428	(2.281)
Total income (loss) from operations	$0.580		$0.540	$0.260		$2.210	$(2.410)
Net asset value — End of period	$11.180		$10.600	$10.060		$9.800	$7.590
Total Return(3)	5.47%		5.37%	2.65	%(4)	29.12%	(24.10)%
Ratios/Supplemental Data†
Net assets, end of period (000's omitted)	$2,058		$1,950	$2,353		$2,238	$1,118
Ratios (As a percentage of average daily net assets):
Net expenses(5)	2.75	%(6)	2.75%	2.75%		2.75%	2.75	%(6)
Net expenses after custodian fee reduction(5)	2.75	%(6)	2.75%	2.75%		2.75%	2.75	%(6)
Net investment loss	(1.96	)%(6)	(2.20)%	(2.47)%		(2.53)%	(2.53	)%(6)
Portfolio Turnover of the Portfolio	64%		218%	276%		308%	225%

†  The operating expenses of the Fund and the Portfolio may reflect a reduction of the investment adviser fee, and a waiver and/or reimbursement of expenses by the Administrator. Had such actions not been taken, net investment loss per share and the ratios would have been as follows:

Ratios (As a percentage of average daily net assets):
Expenses(5)	3.28	%(6)	3.44%	3.24%	3.55%	4.03	%(6)
Expenses after custodian fee reduction(5)	3.28	%(6)	3.44%	3.24%	3.55%	4.03	%(6)
Net investment loss	(2.49	)%(6)	(2.89)%	(2.96)%	(3.33)%	(3.81	)%(6)
Net investment loss per share	$(0.141)		$(0.286)	$(0.278)	$(0.287)	$(0.194)

(1)  Net investment loss per share was computed using average shares outstanding.

(2)  For the period from commencement of offering of Class C shares, May 3, 2002 to December 31, 2002.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis. Total returns would have been lower had certain expenses not been reduced during the periods shown.

(4)  The net increase from gains through the Fund's investment in the Portfolio, realized on the disposal of investments purchased which did not meet the Portfolio's investment guidelines, amounted to less than $0.01 per share and had no effect on total return for the year ended December 31, 2004.

(5)  Includes the Fund's share of the Portfolio's allocated expenses.

(6)  Annualized.

See notes to financial statements

8

Eaton Vance Small-Cap Growth Fund as of June 30, 2006

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1  Significant Accounting Policies

Eaton Vance Small-Cap Growth Fund (the Fund), is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund offers three classes of shares: Class A, Class B and Class C shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are subject to a contingent deferred sales charge (see Note 6). The Trustees have adopted a conversion feature pursuant to which Class B shares of the Fund automatically convert to Class A shares eight years after their purchase as described in the Fund's prospectus. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in the Small-Cap Growth Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (51.7% at June 30, 2006). The performance of the Fund is directly affected by the performance of the Portfolio.
The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund's net investment income or loss consists of the Fund's pro rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders, each year, substantially all of its net investment income and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. At December 31, 2005, the Fund, for federal income tax purposes, had a capital loss carryover of $2,282,629 which will reduce the Fund's taxable income arising from future net realized gain on investment transactions, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. The capital loss carryover will expire on December 31, 2010.

D  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

E  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

F  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

G  Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian of the Fund. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Fund maintains with IBT. All credit balances, if any, are used to reduce the Fund's custodian fees and are reported as a reduction of expenses in the Statement of Operations.

9

Eaton Vance Small-Cap Growth Fund as of June 30, 2006

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

H  Other — Investment transactions are accounted for on the date the securities are purchased or sold. Dividends to shareholders are recorded on the ex-dividend date.

I  Interim Financial Statements — The interim financial statements relating to June 30, 2006 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Fund's management reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2  Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of the net investment income allocated to the Fund by the Portfolio, and at least one distribution annually of all or substantially all of the net realized capital gains allocated to the Fund by the Portfolio, reduced by any available capital loss carryforwards from prior years, if any. Distributions are paid in the form of additional shares of the Fund or, at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

3  Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

Class A	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005(1)
Sales	119,881	133,134
Redemptions	(144,262)	(371,494)
Exchange from Class B shares	4,590	4,082
Net decrease	(19,791)	(234,278)

Class B	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005
Sales	49,406	44,895
Redemptions	(35,619)	(54,696)
Exchange to Class A shares	(4,491)	(3,965)
Net increase (decrease)	9,296	(13,766)
Class C	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005
Sales	22,239	50,115
Redemptions	(22,125)	(100,090)
Net increase (decrease)	114	(49,975)

(1)  Transactions reflect the effects of a 1.2599805-for-1 stock split effective on November 11, 2005.

4  Transactions with Affiliates

Eaton Vance Management (EVM) earns an administration fee as compensation for providing the Fund with administrative services. The fee is at an annual rate of 0.15% of the Fund's average daily net assets and amounted to $9,294 for the six months ended June 30, 2006, all of which was waived. For the year ending December 31, 2006, the administrator has agreed to reimburse the Fund's expenses to the extent that total annual fund operating expenses exceed 2.00% for Class A and 2.75% for Class B and C shares average daily net assets. Thereafter, the reimbursement may be terminated at any time. Pursuant to this agreement, EVM reimbursed $24,345 of the Fund's operating expenses for the six months ended June 30, 2006. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. Except as to Trustees of the Fund and Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Fund out of investment adviser fee. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of the services. For the six months ended June 30, 2006, EVM received $1,180 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $4,105 as its portion of the sales charge on sales of Class A shares for the six months ended June 30, 2006.

10

Eaton Vance Small-Cap Growth Fund as of June 30, 2006

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

Certain officers and Trustees of the Fund and of the Portfolio are officers of the above organizations.

5  Distribution Plans

Class A has in effect a distribution plan pursuant to Rule 12b-1 (Class A Plan). The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% of the Fund's average daily net assets attributable to Class A shares for each fiscal year for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued for the six months ended June 30, 2006 amounted to $9,829 for Class A shares. The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Class B and Class C Plans require the Fund to pay EVD daily amounts equal to 1/365 of 0.75% (annualized) of the Fund's average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for the Class B and Class C shares sold, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and daily amounts theretofore paid to EVD by each respective class. The Fund paid or accrued $10,246 and $7,784 for Class B and Class C shares, respectively, to or payable to EVD for the six months ended June 30, 2006, representing 0.75% (annualized) of the average daily net assets for Class B and Class C shares. At June 30, 2006, the amount of Uncovered Distribution Charges of EVD calculated under the Plans was approximately $87,000 and $145,000 for Class B and Class C shares, respectively. The Class B and Class C Plans also authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% annually of the average daily net assets attributable to that Class. Service fees are paid for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the Class B and Class C sales commissions and distribution fees and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges to EVD. Service fees paid or accrued for the six months ended June 30, 2006 amounted to $3,415 and $2,594 for Class B and Class C shares, respectively.

6  Contingent Deferred Sales Charge

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. A CDSC of 1% is imposed on any redemption of Class A shares made within 12 months of purchase that were acquired at net asset value if the purchase amount was $1 million or more. Investors who purchase Class A shares in a single fund purchased in a single transaction at net asset value in amounts of $5 million or more will not be subject to any CDSC for such investment or any subsequent investment in the same fund. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. The Class B CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares will be subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Class B and Class C Distribution Plans (see Note 5). CDSC charges received when no Uncovered Distribution Charges exist will be retained by the Fund. The Fund was informed that EVD received approximately $2,000 and $8 of CDSC paid by shareholders for Class B shares and Class C shares, for the six months ended June 30, 2006.

7  Investment Transactions

Increases and decreases in the Fund's investment in the Portfolio aggregated $2,271,019 and $2,465,446, respectively, for the six months ended June 30, 2006.

8  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, ("FIN 48") "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes." This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006. The Fund is currently evaluating the impact of applying the various provisions of FIN 48.

11

Small-Cap Growth Portfolio as of June 30, 2006

PORTFOLIO OF INVESTMENTS (Unaudited)

Common Stocks — 94.9%
Security	Shares	Value
Aerospace & Defense — 1.0%
DRS Technologies, Inc.	5,100	$248,625
		$248,625
Air Freight & Logistics — 1.3%
Hub Group, Inc., Class A(1)	13,200	$323,796
		$323,796
Biotechnology — 1.2%
Martek Biosciences Corp.(1)	10,200	$295,290
		$295,290
Capital Markets — 2.6%
Affiliated Managers Group, Inc.(1)	2,600	$225,914
Greenhill & Co., Inc.	6,400	388,864
		$614,778
Chemicals — 0.5%
International Flavors & Fragrances, Inc.	3,400	$119,816
		$119,816
Commercial Banks — 0.8%
Western Alliance Bancorp(1)	5,300	$184,334
		$184,334
Commercial Services & Supplies — 3.2%
FTI Consulting, Inc.(1)	14,600	$390,842
Knoll, Inc.	20,000	367,200
		$758,042
Communications Equipment — 1.7%
3Com Corp.(1)	80,500	$412,160
		$412,160
Consumer Finance — 0.8%
Student Loan Corp., (The)	1,000	$202,000
		$202,000

Security	Shares	Value
Diversified Consumer Services — 1.2%
DeVry, Inc.(1)	12,800	$281,216
		$281,216
Electric Utilities — 0.7%
Westar Energy, Inc.	7,400	$162,800
		$162,800
Electrical Equipment — 1.0%
AMETEK, Inc.	5,000	$236,900
		$236,900
Electronic Equipment & Instruments — 3.4%
Avnet, Inc.(1)	16,500	$330,330
FLIR Systems, Inc.(1)	16,000	352,960
Paxar Corp.(1)	6,000	123,420
		$806,710
Energy Equipment & Services — 3.3%
Dresser-Rand Group, Inc.(1)	16,450	$386,246
Dril-Quip, Inc.(1)	4,800	395,712
		$781,958
Food Products — 2.9%
Delta and Pine Land Co.	14,300	$420,420
Hain Celestial Group, Inc., (The)(1)	11,200	288,512
		$708,932
Health Care Equipment & Supplies — 7.5%
Analogic Corp.	7,550	$351,905
Cooper Cos., Inc., (The)	7,450	329,960
DJO, Inc.(1)	6,600	243,078
IDEXX Laboratories, Inc.(1)	2,600	195,338
Respironics, Inc.(1)	10,800	369,576
Wright Medical Group, Inc.(1)	15,400	322,322
		$1,812,179

See notes to financial statements

12

Small-Cap Growth Portfolio as of June 30, 2006

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Security	Shares	Value
Health Care Providers & Services — 4.5%
Chemed Corp.	6,800	$370,804
Community Health Systems, Inc.(1)	5,600	205,800
United Surgical Partners International, Inc.(1)	7,200	216,504
VCA Antech, Inc.(1)	9,400	300,142
		$1,093,250
Hotels, Restaurants & Leisure — 1.5%
Burger King Holdings, Inc.(1)	3,596	$56,637
Penn National Gaming, Inc.(1)	7,900	306,362
		$362,999
Household Durables — 3.9%
Jarden Corp.(1)	20,000	$609,000
Tupperware Brands Corp.	17,100	336,699
		$945,699
Household Products — 2.5%
Church & Dwight Co., Inc.	9,650	$351,453
Scotts Miracle-Gro Co., Class A	5,650	239,108
		$590,561
Insurance — 4.6%
First American Corp.	8,300	$350,841
Philadelphia Consolidated Holding Corp.(1)	5,200	157,872
RLI Corp.	7,400	356,532
United Fire and Casualty Co.	8,073	243,239
		$1,108,484
IT Services — 3.9%
Euronet Worldwide, Inc.(1)	7,400	$283,938
MoneyGram International, Inc.	19,605	665,590
		$949,528
Machinery — 3.9%
Actuant Corp., Class A	6,500	$324,675
Bucyrus International, Inc., Class A	5,000	252,500
Joy Global, Inc.	7,000	364,630
		$941,805

Security	Shares	Value
Media — 3.1%
Arbitron, Inc.	3,050	$116,906
Central European Media Enterprises, Ltd.(1)	6,100	385,459
Playboy Enterprises, Inc.(1)	24,300	242,514
		$744,879
Metals & Mining — 2.0%
Cambior, Inc.(1)	41,850	$112,577
Meridian Gold, Inc.(1)	4,400	139,392
RBC Bearings, Inc.(1)	10,500	238,350
		$490,319
Multiline Retail — 1.2%
Big Lots, Inc.(1)	17,450	$298,046
		$298,046
Multi-Utilities — 0.8%
CMS Energy Corp.(1)	14,000	$181,160
		$181,160
Oil, Gas & Consumable Fuels — 7.5%
Denbury Resources, Inc.(1)	14,800	$468,716
Foundation Coal Holdings, Inc.	10,500	492,765
Goodrich Petroleum Corp.(1)	13,400	380,426
Parallel Petroleum Corp.(1)	18,400	454,664
		$1,796,571
Personal Products — 1.4%
Playtex Products, Inc.(1)	33,350	$347,841
		$347,841
Pharmaceuticals — 1.6%
MGI Pharma, Inc(1)	10,000	$215,000
Shire Pharmaceuticals Group PLC ADR	3,600	159,228
		$374,228
Real Estate Investment Trusts (REITs) — 4.8%
Acadia Realty Trust	5,100	$120,615
Essex Property Trust, Inc.	3,900	435,474
SL Green Realty Corp.	2,250	246,308
Strategic Hotels & Resorts, Inc.	16,789	348,204
		$1,150,601

See notes to financial statements

13

Small-Cap Growth Portfolio as of June 30, 2006

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Security	Shares	Value
Road & Rail — 3.2%
Kansas City Southern(1)	14,700	$407,190
Landstar System, Inc.	7,750	366,033
		$773,223
Semiconductors & Semiconductor Equipment — 1.2%
Teradyne, Inc.(1)	20,000	$278,600
		$278,600
Software — 3.1%
Parametric Technology Corp.(1)	26,500	$336,815
Sybase, Inc.(1)	21,200	411,280
		$748,095
Specialty Retail — 2.2%
Men's Wearhouse, Inc., (The)	8,700	$263,610
Stage Stores, Inc.	8,300	273,900
		$537,510
Thrifts & Mortgage Finance — 1.2%
PFF Bancorp, Inc.	4,300	$142,588
WSFS Financial Corp.	2,500	153,625
		$296,213
Trading Companies & Distributors — 2.3%
GATX Corp.	8,300	$352,750
Kaman Corp.	11,000	200,200
		$552,950
Wireless Telecommunication Services — 1.4%
NII Holdings, Inc.(1)	5,950	$335,461
		$335,461
Total Common Stocks (identified cost $20,115,664)		$22,847,559

Commercial Paper — 4.1%
Security	Principal Amount (000's omitted)	Value
HSBC Finance Corp., 5.29%, 7/3/06	$1,000	$999,706
Total Commercial Paper (at amortized cost, $999,706)		$999,706
Short-Term Investments — 2.9%
Security	Principal Amount (000's omitted)	Value
Investors Bank and Trust Company Time Deposit, 5.30%, 7/3/06	$476	$476,000
Societe Generale Time Deposit, 5.281%, 7/3/06	223	223,000
Total Short-Term Investments (at amortized cost, $699,000)		$699,000
Total Investments — 101.9% (identified cost $21,814,370)		$24,546,265
Other Assets, Less Liabilities — (1.9)%		$(465,831)
Net Assets — 100.0%		$24,080,434

ADR - American Depository Receipt

(1)  Non-income producing security.

See notes to financial statements

14

Small-Cap Growth Portfolio as of June 30, 2006

FINANCIAL STATEMENTS (Unaudited)

Statement of Assets and Liabilities

As of June 30, 2006

Assets
Investments, at value (identified cost, $21,814,370)	$24,546,265
Cash	82,790
Receivable for investments sold	149,434
Interest and dividends receivable	27,049
Total assets	$24,805,538
Liabilities
Payable for investments purchased	$672,819
Payable to affiliate for investment advisory fee	14,612
Payable to affiliate for Trustees' fees	498
Accrued expenses	37,175
Total liabilities	$725,104
Net Assets applicable to investors' interest in Portfolio	$24,080,434
Sources of Net Assets
Net proceeds from capital contributions and withdrawals	$21,348,539
Net unrealized appreciation (computed on the basis of identified cost)	2,731,895
Total	$24,080,434

Statement of Operations

For the Six Months Ended
June 30, 2006

Investment Income
Dividends (net of foreign taxes, $173)	$78,420
Interest	33,141
Total investment income	$111,561
Expenses
Investment adviser fee	$111,446
Trustees' fees and expenses	905
Legal and accounting services	21,848
Custodian fee	20,410
Miscellaneous	1,303
Total expenses	$155,912
Deduct — Reduction of investment adviser fee	$15
Total expense reductions	$15
Net expenses	$155,897
Net investment loss	$(44,336)
Realized and Unrealized Gain
Net realized gain — Investment transactions (identified cost basis)	$3,876,923
Net realized gain	$3,876,923
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$(1,838,990)
Net change in unrealized appreciation (depreciation)	$(1,838,990)
Net realized and unrealized gain	$2,037,933
Net increase in net assets from operations	$1,993,597

See notes to financial statements

15

Small-Cap Growth Portfolio as of June 30, 2006

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005
From operations — Net investment loss	$(44,336)	$(162,419)
Net realized gain from investment and foreign currency transactions	3,876,923	2,751,575
Net change in unrealized depreciation from investments and foreign currency	(1,838,990)	(695,700)
Net increase in net assets from operations	$1,993,597	$1,893,456
Capital transactions — Contributions	$4,700,883	$7,713,680
Withdrawals	(11,658,942)	(9,366,533)
Net decrease in net assets from capital transactions	$(6,958,059)	$(1,652,853)
Net increase (decrease) in net assets	$(4,964,462)	$240,603
Net Assets
At beginning of period	$29,044,896	$28,804,293
At end of period	$24,080,434	$29,044,896

See notes to financial statements

16

Small-Cap Growth Portfolio as of June 30, 2006

FINANCIAL STATEMENTS CONT'D

Supplementary Data

	Six Months Ended June 30, 2006		Year Ended December 31,
	(Unaudited)		2005	2004		2003	2002	2001
Ratios/Supplemental Data†
Ratios (As a percentage of average daily net assets):
Net expenses	1.06	%(2)	1.14%	1.18%		1.23%	1.18%	1.23%
Net expenses after custodian fee reduction	1.06	%(2)	1.14%	1.18%		1.23%	1.18%	1.23%
Net investment loss	(0.30	)%(2)	(0.59)%	(0.90)%		(1.01)%	(0.91)%	(0.88)%
Portfolio Turnover	65%		218%	276%		308%	225%	117%
Total Return	6.33%		7.02%	4.23	%(1)	31.20%	(33.36)%	(23.80)%
Net assets, end of period (000's omitted)	$24,080		$29,045	$28,804		$27,920	$19,759	$19,058

†  The operating expenses of the Portfolio may reflect a reduction of the investment adviser fee, an allocation of expenses to the Investment Adviser, or both. Had such actions not been taken, the ratios would have been as follows:

Ratios (As a percentage of average daily net assets):
Expenses	1.06	%(2)	1.14%	1.18%
Expenses after custodian fee reduction	1.06	%(2)	1.14%	1.18%
Net investment loss	(0.30	)%(2)	(0.59)%	(0.91)%

(1)  The net gains realized on the disposal of investments purchased which did not meet the Portfolio's investment guidelines had no effect on total return for the year ended December 31, 2004.

(2)  Annualized.

See notes to financial statements

17

Small-Cap Growth Portfolio as of June 30, 2006

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1  Significant Accounting Policies

Small-Cap Growth Portfolio (the Portfolio) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Portfolio, which was organized as a trust under the laws of the State of New York on February 28, 2000, seeks long-term appreciation by investing in a diversified portfolio of publicly traded stocks of small-cap companies that in the opinion of the investment adviser are expected to achieve earnings growth over the long-term that substantially exceeds the average of all publicly traded companies in the United States. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At June 30, 2006, the Eaton Vance Small-Cap Growth Fund held an approximate 51.7% interest in the Portfolio and two other investors owned an interest greater than 10% that aggregated 24.3%. The following is a summary of the significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuations — Securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System generally are valued at the official NASDAQ closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on the principal exchange or board of trade on which the options are traded or, in the absence of sales on such date, at the mean between the latest bid and asked prices therefore. Futures positions on securities and currencies generally are valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If short-term debt securities are acquired with a remaining maturity of more than 60 days, they will be valued by a pricing service. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments held by the Portfolio for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

B  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio's understanding of the applicable countries' tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

C  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

18

Small-Cap Growth Portfolio as of June 30, 2006

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

D  Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian to the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Portfolio maintains with IBT. All credit balances used to reduce the Portfolio's custodian fees are reported as a reduction of expenses in the Statement of Operations.

E  Other — Investment transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on securities sold are determined on the basis of identified cost.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

H  Interim Financial Statements — The interim financial statements relating to June 30, 2006 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Fund's management reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. Pursuant to the advisory agreement, BMR receives a monthly fee at the annual rate of 0.75% of the Portfolio's average daily net assets up to $500 million and at reduced rates as daily net assets exceed that level. For the six months ended June 30, 2006, the fee was equivalent to 0.75% of the Portfolio's average daily net assets and amounted to $111,446. BMR has also agreed to reduce the investment adviser fee by an amount equal to that portion of commissions paid to broker dealers in execution of Portfolio security transactions that is consideration for third-party research services. For the six months ended June 30, 2006, BMR waived $15 of its advisory fee. Except as to the Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of investment adviser fee. Certain officers and Trustees of the Portfolio are officers of the above organizations. Trustees of the Portfolio that are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the six months ended June 30, 2006, no amounts have been deferred.

3  Investment Transactions

Purchases and sales of investments, other than short-term obligations, aggregated $17,890,688 and $24,789,491, respectively, for the six months ended June 30, 2006.

4  Federal Income Tax Basis of Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) in value of the investments owned at June 30, 2006, as determined on a federal income tax basis, were as follows:

Aggregate cost	$21,814,370
Gross unrealized appreciation	$3,379,802
Gross unrealized depreciation	(647,907)
Net unrealized appreciation	$2,731,895

.

19

Small-Cap Growth Portfolio as of June 30, 2006

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

5  Line of Credit

The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participating portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the six months ended June 30, 2006.

6  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, ("FIN 48") "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes." This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006. The Portfolio is currently evaluating the impact of applying the various provisions of FIN 48.

20

Eaton Vance Small-Cap Growth Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees") cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on March 27, 2006, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Special Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Special Committee reviewed information furnished for a series of meetings of the Special Committee held in February and March 2006. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund managed by it;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

In addition to the information identified above, the Special Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve month period ended March 31, 2006, the Board met nine times and the Special Committee, the Audit Committee and the Governance Committee, each of which is a

21

Eaton Vance Small-Cap Growth Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

Committee comprised solely of Independent Trustees, met eight, twelve and five times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Special Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Special Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Special Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Special Committee concluded that the continuance of the investment advisory agreement of the Small-Cap Growth Portfolio (the "Portfolio"), the portfolio in which the Eaton Vance Small-Cap Growth Fund (the "Fund") invests, with Boston Management and Research (the "Adviser"), including its fee structure, is in the interests of shareholders and, therefore, the Special Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Special Committee as well as the factors considered and conclusions reached by the Special Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser.

The Board considered the Adviser's management capabilities and investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio, including recent changes to such personnel. The Board specifically noted the Adviser's in-house equity research capabilities. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to each Portfolio in the complex by senior management.

The Board reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the National Association of Securities Dealers.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three- and five-year periods ended September 30, 2005 for the Fund. The Board noted that action was being taken to improve the performance of the Fund, and concluded that it was appropriate to allow reasonable time to evaluate the effectiveness of this action.

22

Eaton Vance Small-Cap Growth Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including administrative fees, payable by the Portfolio and the Fund (referred to collectively as "management fees"). As part of its review, the Board considered the management fees and the Fund's total expense ratio for the year ended September 30, 2005, as compared to a group of similarly managed funds selected by an independent data provider. The Board considered the fact that the Adviser had waived fees and/or paid expenses for the Fund.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund's total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Portfolio, the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Portfolio and the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Portfolio and other advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Portfolio, the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

23

Eaton Vance Small-Cap Growth Fund

INVESTMENT MANAGEMENT

Eaton Vance Small-Cap Growth Fund

Officers
Thomas E. Faust Jr.
President
J. Scott Craig
Vice President
William E. Dodge
Vice President
Gregory R. Greene
Vice President
Elizabeth S. Kenyon
Vice President
Duke E. Laflamme
Vice President
Thomas H. Luster
Vice President
George C. Pierides
Vice President
Barbara E. Campbell
Treasurer
Alan R. Dynner
Secretary
Paul M. O'Neil
Chief Compliance Officer	Trustees Samuel L. Hayes, III Chairman Benjamin C. Esty James B. Hawkes William H. Park Ronald A. Pearlman Norton H. Reamer Lynn A. Stout Ralph F. Verni

Small-Cap Growth Portfolio

Officers Duncan W. Richardson President Nancy B. Tooke Vice President and Portfolio Manager William J. Austin, Jr. Treasurer Alan R. Dynner Secretary Paul M. O'Neil Chief Compliance Officer	Trustees Samuel L. Hayes, III Chairman Benjamin C. Esty James B. Hawkes William H. Park Ronald A. Pearlman Norton H. Reamer Lynn A. Stout Ralph F. Verni

24

Investment Adviser of Small-Cap Growth Portfolio
Boston Management and Research

The Eaton Vance Building

255 State Street

Boston, MA 02109

Administrator of Eaton Vance Small-Cap Growth Fund
Eaton Vance Management

The Eaton Vance Building

255 State Street

Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building

255 State Street

Boston, MA 02109

(617) 482-8260

Custodian
Investors Bank & Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Eaton Vance Small-Cap Growth Fund

The Eaton Vance Building

255 State Street

Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-225-6265.

164-8/06  SCGSRC

Semiannual Report June 30, 2006

EATON VANCE
SMALL-CAP
VALUE
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS, AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Small-Cap Value Fund as of June 30, 2006

INVESTMENT UPDATE

The Fund

Performance for the Past Six Months

•                  The Fund’s Class A shares had a total return of 7.88% for the six months ended June 30, 2006.(1) This return resulted from an increase in net asset value (NAV) per share to $16.02 on June 30, 2006, from $14.85 on December 31, 2005.

•                  The Fund’s Class B shares had a total return of 7.49% for the same period.(1) This return resulted from an increase in NAV per share to $16.07 on June 30, 2006, from $14.95 on December 31, 2005.

•                  The Fund’s Class C shares had a total return of 7.51% for the same period.(1) This return resulted from an increase in NAV per share to $16.03 on June 30, 2006, from $14.91 on December 31, 2005.

•                  For comparison, the Fund’s benchmark, the S&P SmallCap 600 Index (the S&P 600) – a broad-based, unmanaged market index of 600 small capitalization stocks traded in the U.S. – had a total return of 7.70% during the period, while the Russell 2000 Value Index, a larger basket of small-cap stocks, had a return of 10.44%.(2) The Fund’s peer group – the Lipper Small Cap Value funds Classification – had an average total return of 7.20% during the same period.(2)

Management Discussion

•                  Overcoming the challenges of rising interest rates and soaring energy costs, the U.S. economy continued to expand in the first half of 2006, boosted by strong job growth and resilient consumer spending. After a slow start, the equity market rallied on the strength of good earnings growth, widespread dividend hikes and increasing merger activity. Small-cap stocks again outpaced the large-cap segment, although value stocks – such as energy, materials and metals – outpaced the technology-dominated growth segment.

•                  The Fund’s performance for the six months ended June 30, 2006 was boosted by its overweighting in the energy sector. The Fund had significant investments in oil and gas exploration companies and in energy services companies, which generated strong earnings momentum, benefiting from rising oil prices, robust global demand and increasing industry consolidation. Also in the energy area, the Fund benefited from its investments in oil and gas tanker operators, steel tubing manufacturers and drilling equipment companies, which met stronger product demand, as drillers increased their investments with an eye toward long-term exploration projects.

•                  The Fund was also overweighted in the industrials sector during the period, with strong-performing investments in the construction industry and in manufacturers of components such as wiring and housing fixtures. Health care was another area where an overweighting provided a boost to performance. The Fund focused on health care equipment and services companies with solid fundamentals and discount valuations, while avoiding the more volatilie and higher P/E areas, such as biotech and medical technology. While the Fund was underweighted in the information technology area, stock selection was additive to performance, especially investments in specialty semiconductor manufacturers.

•                  The Fund’s overweighting in the consumer staples sector detracted somewhat from performance, reflecting an earnings shortfall among some personal care product companies. Telecom services companies were also among the Fund’s less stellar performers. The Fund’s financial sector investments turned in a mixed performance. The Fund saw strong performance from its real estate investment trusts. However, its underweighting in the regional banking industry hurt relative performance, as that group rebounded strongly in the first half of 2006.

•                  The Fund is managed by a team of three portfolio managers from Fox Asset Management, led by George C. Pierides. Mr. Pierides has served as the Fund’s portfolio manager since operations commenced. Gregory R. Greene has served as co-portfolio manager since March 1, 2006. A Managing Director of Fox, Mr. Greene manages other Fox investment portfolios. The other member of the investment team is J. Bradley Ohlmuller. Mr. Olhmuller is a Principal of Fox and a member of the firm’s Investment Committee.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. For performance as of the most recent month end, please refer to www.eatonvance.com.

(1)       These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, returns would be lower. Absent an expense subsidy by the administrator, the returns would be lower.

(2)       It is not possible to invest directly in an Index or Lipper Classification. The Indexes’ total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indexes.

1

Eaton Vance Small-Cap Value Fund as of June 30, 2006

FUND PERFORMANCE

Performance(1)	Class A	Class B	Class C
Average Annual Total Returns (at net asset value)
One year	11.48%	10.68%	10.70%
Life of Fund†	12.51	12.69	12.56

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One year	5.05%	5.68%	9.70%
Life of Fund†	10.86	12.16	12.56

† Inception dates: Class A: 6/28/02; Class B: 7/9/02; Class C: 7/3/02

(1)       Average annual total returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were included, returns would be lower. Absent an expense subsidy by the administrator, the returns would be lower. SEC average annual total returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B shares reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC 1-year return for Class C reflects a 1% CDSC.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Ten Largest Holdings(2)

By total investments

Belden, Inc.	3.4%
Albany International Corp.	3.4
Piedmont Natural Gas Co., Inc.	3.2
Arkansas Best Corp.	3.1
Church & Dwight Co., Inc.	3.1
AptarGroup, Inc.	3.0
West Pharmaceutical Services, Inc.	3.0
RPM, Inc.	3.0
Protective Life Corp.	2.8
Owens & Minor, Inc.	2.6

(2)          Ten Largest Holdings represented 30.6% of the Fund’s total investments as of June 30, 2006. Holdings are subject to change due to active management.

Sector Weightings(3)

By total investments

(3)          Information may not be representative of the Fund’s current or future investments and may change due to active management.

2

Eaton Vance Small-Cap Value Fund as of June 30, 2006

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2006 – June 30, 2006).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Small-Cap Value Fund

	Beginning Account Value (1/1/06)	Ending Account Value (6/30/06)	Expenses Paid During Period* (1/1/06 – 6/30/06)
Actual
Class A	$1,000.00	$1,078.80	$9.02	**
Class B	$1,000.00	$1,074.90	$12.86	**
Class C	$1,000.00	$1,075.10	$12.86	**
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,016.10	$8.75	**
Class B	$1,000.00	$1,012.40	$12.47	**
Class C	$1,000.00	$1,012.40	$12.47	**

* Expenses are equal to the Fund's annualized expense ratio of 1.75% for Class A shares, 2.50% for Class B shares, and 2.50% for Class C shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period.) The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on December 31, 2005.

** Absent an expense subsidy by the administrator the returns would be lower.

3

Eaton Vance Small-Cap Value Fund as of June 30, 2006

PORTFOLIO OF INVESTMENTS (Unaudited)

Common Stocks — 95.0%

Security	Shares	Value
Aerospace & Defense — 1.0%
K&F Industries Holdings, Inc.(1)	12,700	$225,171
		$225,171
Auto Components — 2.5%
BorgWarner, Inc.	8,300	$540,330
		$540,330
Chemicals — 2.8%
RPM, Inc.	34,000	$612,000
		$612,000
Commercial Banks — 2.9%
First Midwest Bancorp, Inc.	5,700	$211,356
Provident Bankshares Corp.	6,000	218,340
Umpqua Holdings Corp.	8,000	205,200
		$634,896
Commercial Services & Supplies — 1.0%
Labor Ready, Inc.(1)	9,200	$208,380
		$208,380
Communications Equipment — 2.0%
Bel Fuse, Inc. Class B	13,500	$442,935
		$442,935
Construction & Engineering — 2.3%
Granite Construction, Inc.	11,000	$497,970
		$497,970
Containers & Packaging — 2.9%
AptarGroup, Inc.	12,500	$620,125
		$620,125
Electrical Equipment — 5.4%
A.O. Smith Corp.	9,900	$458,964
Belden, Inc.	21,400	707,270
		$1,166,234

Security	Shares	Value
Electronic Equipment & Instruments — 1.8%
Technitrol, Inc.	16,700	$386,605
		$386,605
Energy Equipment & Services — 9.3%
Bristow Group, Inc.(1)	14,300	$514,800
Grey Wolf, Inc.(1)	51,200	394,240
Lone Star Technologies, Inc.(1)	4,200	226,884
Maverick Tube Corp.(1)	6,700	423,373
NS Group Inc.(1)	4,300	236,844
Pioneer Drilling Co.(1)	13,600	209,984
		$2,006,125
Food & Staples Retailing — 4.0%
BJ's Wholesale Club, Inc.(1)	14,000	$396,900
Performance Food Group Co.(1)	12,000	364,560
SUPERVALU, Inc.	3,800	116,660
		$878,120
Gas Utilities — 5.5%
Piedmont Natural Gas Co., Inc.	27,000	$656,100
Questar Corp.	6,700	539,283
		$1,195,383
Health Care Equipment & Supplies — 6.3%
CONMED Corp.(1)	17,900	$370,530
PolyMedica Corp.	10,300	370,388
West Pharmaceutical Services, Inc.	17,000	616,760
		$1,357,678
Health Care Providers & Services — 2.5%
Owens & Minor, Inc.	19,000	$543,400
		$543,400
Hotels, Restaurants & Leisure — 3.3%
Applebee's International, Inc.	8,500	$163,370
CBRL Group, Inc.	5,400	183,168
Landry's Restaurants, Inc.	11,500	373,175
		$719,713

See notes to financial statements

4

Eaton Vance Small-Cap Value Fund as of June 30, 2006

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Security	Shares	Value
Household Durables — 1.2%
Tupperware Corp.	13,500	$265,815
		$265,815
Household Products — 2.9%
Church & Dwight Co., Inc.	17,500	$637,350
		$637,350
Industrial Conglomerates — 2.5%
Teleflex, Inc.	10,000	$540,200
		$540,200
Insurance — 5.4%
IPC Holdings Ltd.	11,700	$288,522
Protective Life Corp.	12,500	582,750
Scottish Re Group Ltd.	17,500	291,900
		$1,163,172
Leisure Equipment & Products — 2.1%
RC2 Corp.(1)	12,000	$463,920
		$463,920
Machinery — 4.8%
Albany International Corp.	16,500	$699,435
CLARCOR, Inc.	11,100	330,669
		$1,030,104
Oil, Gas & Consumable Fuels — 6.3%
Cimarex Energy Co.	8,100	$348,300
Newfield Exploration Co.(1)	8,800	430,672
OMI Corp.	11,300	244,645
Remington Oil and Gas Corp.(1)	7,800	342,966
		$1,366,583
Personal Products — 2.4%
Chattem, Inc.(1)	6,500	$197,405
Prestige Brands Holdings, Inc.(1)	33,300	332,001
		$529,406
Pharmaceuticals — 0.9%
Aspreva Pharmaceuticals Corp.(1)	7,200	$195,408
		$195,408

Security	Shares	Value
Real Estate Investment Trusts (REITs) — 3.7%
Highland Hospitality Corp.	17,000	$239,360
Senior Housing Properties Trust	12,200	218,502
Sunstone Hotel Investors, Inc.	11,700	340,002
		$797,864
Road & Rail — 3.9%
Arkansas Best Corp.	12,900	$647,709
YRC Worldwide Inc.(1)	4,500	189,495
		$837,204
Semiconductors & Semiconductor Equipment — 1.4%
ON Semiconductor Corp.(1)	50,900	$299,292
		$299,292
Specialty Retail — 2.0%
Claire's Stores, Inc.	17,100	$436,221
		$436,221
Total Common Stocks (identified cost $16,523,698)		$20,597,604
Total Investments — 95.0% (identified cost $16,523,698)		$20,597,604
Other Assets, Less Liabilities — 5.0%		$1,094,255
Net Assets — 100.0%		$21,691,859

(1)  Non-income producing security.

See notes to financial statements

5

Eaton Vance Small-Cap Value Fund as of June 30, 2006

FINANCIAL STATEMENTS (Unaudited)

Statement of Assets and Liabilities

As of June 30, 2006

Assets
Investments, at value (identified cost, $16,523,698)	$20,597,604
Cash	1,488,335
Receivable for Fund shares sold	88,607
Receivable from the Administrator	38,539
Dividends and interest receivable	31,874
Total assets	$22,244,959
Liabilities
Payable for investments purchased	$441,985
Payable for Fund shares redeemed	47,098
Payable to affiliate for distribution and service fees	17,661
Payable to affiliate for investment advisory fees	17,326
Payable to affiliate for administration fees	2,599
Accrued expenses	26,431
Total liabilities	$553,100
Net Assets	$21,691,859
Sources of Net Assets
Paid-in capital	$16,068,484
Undistributed net realized gain (computed on the basis of identified cost)	1,639,307
Accumulated net investment loss	(81,587)
Net unrealized appreciation (computed on the basis of identified cost)	4,065,655
Total	$21,691,859
Class A Shares
Net Assets	$10,712,839
Shares Outstanding	668,656
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$16.02
Maximum Offering Price Per Share (100 ÷ 94.25 of $16.02)	$17.00
Class B Shares
Net Assets	$4,925,027
Shares Outstanding	306,536
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$16.07
Class C Shares
Net Assets	$6,053,993
Shares Outstanding	377,745
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$16.03
On sales of $50,000 or more, the offering price of Class A shares is reduced.

Statement of Operations

For the Six Months Ended
June 30, 2006

Investment Income
Dividends	$122,972
Interest	26,294
Total investment income	$149,266
Expenses
Investment adviser fee	$108,703
Administration fee	16,305
Distribution and service fees
Class A	13,521
Class B	25,140
Class C	29,480
Registration fees	31,308
Transfer and dividend disbursing agent fees	15,234
Custodian fee	12,472
Legal and accounting services	10,865
Printing and postage	4,697
Miscellaneous	1,798
Total expenses	$269,523
Deduct — Reduction of custodian fee	$131
Allocation of expenses to the Administrator	38,539
Total expense reductions	$38,670
Net expenses	$230,853
Net investment loss	$(81,587)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$1,011,457
Net realized gain	$1,011,457
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$635,716
Net change in unrealized appreciation (depreciation)	$635,716
Net realized and unrealized gain	$1,647,173
Net increase in net assets from operations	$1,565,586

See notes to financial statements

6

Eaton Vance Small-Cap Value Fund as of June 30, 2006

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005
From operations — Net investment loss	$(81,587)	$(147,173)
Net realized gain from investment transactions	1,011,457	779,167
Net change in unrealized appreciation (depreciation) from investments	635,716	37,032
Net increase in net assets from operations	$1,565,586	$669,026
Transactions in shares of beneficial interest — Proceeds from sale of shares Class A	$1,697,450	$6,054,663
Class B	510,800	2,147,610
Class C	777,350	2,519,757
Cost of shares redeemed Class A	(2,191,680)	(3,755,945)
Class B	(725,716)	(744,239)
Class C	(632,094)	(1,256,593)
Net asset value of shares exchanged Class A	127,641	66,501
Class B	(127,641)	(66,501)
Net increase (decrease) in net assets from Fund share transactions	$(563,890)	$4,965,253
Net increase in net assets	$1,001,696	$5,634,279
Net Assets
At beginning of period	$20,690,163	$15,055,884
At end of period	$21,691,859	$20,690,163
Accumulated net investment loss included in net assets
At end of period	$(81,587)	$—

See notes to financial statements

7

Eaton Vance Small-Cap Value Fund as of June 30, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class A
	Six Months Ended June 30, 2006		Year Ended December 31,
	(Unaudited)(1)		2005(1)	2004(1)	2003(1)	2002(1)(2)
Net asset value — Beginning of period	$14.850		$14.240	$12.050	$9.080	$10.000
Income (loss) from operations
Net investment loss	$(0.029)		$(0.065)	$(0.073)	$(0.063)	$(0.023)
Net realized and unrealized gain (loss)	1.199		0.675	2.279	3.033	(0.897	)(3)
Total income (loss) from operations	$1.170		$0.610	$2.206	$2.970	$(0.920)
Less distributions
From net realized gain	$—		$—	$(0.016)	$—	$—
Total distributions	$—		$—	$(0.016)	$—	$—
Net asset value — End of period	$16.020		$14.850	$14.240	$12.050	$9.080
Total Return(4)	7.88%		4.28%	18.33%	32.71%	(9.20)%
Ratios/Supplemental Data†
Net assets, end of period (000's omitted)	$10,713		$10,284	$7,635	$4,047	$1,742
Ratios (As a percentage of average daily net assets):
Net expenses(5)	1.75	%(6)	1.75%	1.75%	1.75%	1.75	%(6)
Net investment loss	(0.38	)%(6)	(0.45)%	(0.58)%	(0.60)%	(0.51	)%(6)
Portfolio Turnover of the Portfolio(7)	—		—	1%	24%	2%
Portfolio Turnover of the Fund	18%		28%	5%	—	—

†  The operating expenses of the Portfolio and the Fund reflect an allocation of expenses to the Investment Adviser and/or Administrator. Had such actions not been taken the ratios and net investment income per share would have been as follows:

Ratios (As a percentage of average daily net assets):
Expenses(5)	2.10	%(6)	2.32%	2.49%	4.78%	37.05	%(6)
Net investment loss	(0.73	)%(6)	(1.02)%	(1.32)%	(3.63)%	(35.81	)%(6)
Net investment loss per share	$(0.056)		$(0.148)	$(0.166)	$(0.381)	$(1.615)

(1)  Net investment income (loss) per share was computed using average shares outstanding.

(2)  For the period from the start of business, June 28, 2002, to December 31, 2002.

(3)  The per share amount is not in accord with the net realized and unrealized gain (loss) on investments for the period because of the timing of sales of fund shares and the amount of the per share realized and unrealized gain and losses at such time.

(4)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(5)  Includes the Fund's share of the Portfolio's expenses while the Fund was making investments directly into the Portfolio.

(6)  Annualized.

(7)  Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

See notes to financial statements

8

Eaton Vance Small-Cap Value Fund as of June 30, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class B
	Six Months Ended June 30, 2006		Year Ended December 31,
	(Unaudited)(1)		2005(1)	2004(1)	2003(1)	2002(1)(2)
Net asset value — Beginning of period	$14.950		$14.430	$12.310	$9.340	$10.000
Income (loss) from operations
Net investment loss	$(0.089)		$(0.175)	$(0.172)	$(0.149)	$(0.058)
Net realized and unrealized gain (loss)	1.209		0.695	2.308	3.119	(0.602	)(3)
Total income (loss) from operations	$1.120		$0.520	$2.136	$2.970	$(0.660)
Less distributions
From net realized gain	$—		$—	$(0.016)	$—	$—
Total distributions	$—		$—	$(0.016)	$—	$—
Net asset value — End of period	$16.070		$14.950	$14.430	$12.310	$9.340
Total Return(4)	7.49%		3.60%	17.37%	31.80%	(6.60)%
Ratios/Supplemental Data†
Net assets, end of period (000's omitted)	$4,925		$4,905	$3,391	$1,554	$255
Ratios (As a percentage of average daily net assets):
Net expenses(5)	2.50	%(6)	2.50%	2.50%	2.50%	2.50	%(6)
Net investment loss	(1.13	)%(6)	(1.20)%	(1.33)%	(1.37)%	(1.30	)%(6)
Portfolio Turnover of the Portfolio(7)	—		—	1%	24%	2%
Portfolio Turnover of the Fund	18%		28%	5%	—	—

†  The operating expenses of the Portfolio and the Fund reflect an allocation of expenses to the Investment Adviser and/or Administrator. Had such actions not been taken the ratios and net investment income per share would have been as follows:

Ratios (As a percentage of average daily net assets):

Expenses(5)	2.85	%(6)	3.07%	3.24%	5.53%	37.80	%(6)
Net investment loss	(1.48	)%(6)	(1.77)%	(2.07)%	(4.40)%	(36.60	)%(6)
Net investment loss per share	$(0.117)		$(0.258)	$(0.267)	$(0.479)	$(1.633)

(1)  Net investment income (loss) per share was computed using average shares outstanding.

(2)  For the period from the commencement of operations of Class B shares, July 9, 2002, to December 31, 2002.

(3)  The per share amount is not in accord with the net realized and unrealized gain (loss) on investments for the period because of the timing of sales of fund shares and the amount of the per share realized and unrealized gain and losses at such time.

(4)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(5)  Includes the Fund's share of the Portfolio's expenses while the Fund was making investments directly into the Portfolio.

(6)  Annualized.

(7)  Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

See notes to financial statements

9

Eaton Vance Small-Cap Value Fund as of June 30, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class C
	Six Months Ended June 30, 2006		Year Ended December 31,
	(Unaudited)(1)		2005(1)	2004(1)	2003(1)	2002(1)(2)
Net asset value — Beginning of period	$14.910		$14.400	$12.280	$9.320	$10.000
Income (loss) from operations
Net investment loss	$(0.088)		$(0.175)	$(0.171)	$(0.153)	$(0.060)
Net realized and unrealized gain (loss)	1.208		0.685	2.307	3.113	(0.620	)(3)
Total income (loss) from operations	$1.120		$0.510	$2.136	$2.960	$(0.680)
Less distributions
From net realized gain	$—		$—	$(0.016)	$—	$—
Total distributions	$—		$—	$(0.016)	$—	$—
Net asset value — End of period	$16.030		$14.910	$14.400	$12.280	$9.320
Total Return(4)	7.51%		3.54%	17.41%	31.76%	(6.80)%
Ratios/Supplemental Data†
Net assets, end of period (000's omitted)	$6,054		$5,501	$4,030	$1,873	$91
Ratios (As a percentage of average daily net assets):
Net expenses(5)	2.50	%(6)	2.50%	2.50%	2.50%	2.50	%(6)
Net investment loss	(1.12	)%(6)	(1.20)%	(1.32)%	(1.38)%	(1.31	)%(6)
Portfolio Turnover of the Portfolio(7)	—		—	1%	24%	2%
Portfolio Turnover of the Fund	18%		28%	5%	—	—

†  The operating expenses of the Portfolio and the Fund reflect an allocation of expenses to the Investment Adviser and/or Administrator. Had such actions not been taken the ratios and net investment income per share would have been as follows:

Ratios (As a percentage of average daily net assets):

Expenses(5)	2.85	%(6)	3.07%	3.24%	5.53%	37.80	%(6)
Net investment loss	(1.47	)%(6)	(1.77)%	(2.06)%	(4.41)%	(36.61	)%(6)
Net investment loss per share	$(0.116)		$(0.258)	$(0.266)	$(0.489)	$(1.677)

(1)  Net investment income (loss) per share was computed using average shares outstanding.

(2)  For the period from the commencement of operations of Class C shares, July 3, 2002, to December 31, 2002.

(3)  The per share amount is not in accord with the net realized and unrealized gain (loss) on investments for the period because of the timing of sales of fund shares and the amount of the per share realized and unrealized gain and losses at such time.

(4)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(5)  Includes the Fund's share of the Portfolio's expenses while the Fund was making investments directly into the Portfolio.

(6)  Annualized.

(7)  Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

See notes to financial statements

10

Eaton Vance Small-Cap Value Fund as of June 30, 2006

NOTES TO FINANCIAL STATEMENTS (Unaudited)

  1  Significant Accounting Policies

Eaton Vance Small-Cap Value Fund (the Fund) is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund seeks to achieve long-term total return by, under normal market conditions, investing primarily in value stocks of small-cap companies. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 6). Class B shares held for eight years will automatically convert to Class A shares. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses.

On April 30, 2004, the Fund received its pro rata share of cash and securities from the Small-Cap Value Portfolio (the Portfolio) in a complete liquidation of its interest in the Portfolio. Subsequent to April 30, 2004, the Fund has invested directly in securities rather than through the Portfolio and maintains the same investment objective.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System generally are valued at the official NASDAQ closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on the principal exchange or board of trade on which the options are traded or, in the absence of sales on such date, at the mean between the latest bid and asked prices therefore. Futures positions on securities and currencies generally are valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If short-term debt securities are acquired with a remaining maturity of more than 60 days, they will be valued by a pricing service. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The daily valuation of exchange traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair valued securities. Investments held by the Fund for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

B  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis.

C  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things,

11

Eaton Vance Small-Cap Value Fund as of June 30, 2006

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

the nature and type of expense and the relative size of the funds.

D  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders, each year, substantially all of its net investment income, and any net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

E  Financial Futures Contracts — Upon entering a financial futures contract, the Fund is required to deposit either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Fund (margin maintenance) each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Fund. The Fund's investment in financial futures contracts is designed to hedge against anticipated future changes in price of current or anticipated Fund positions. Should prices move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Fund is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Fund's policies on investment valuations discussed above. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

H  Securities Sold Short — The Fund may sell a security short if it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short. Such transactions are done in anticipation of a decline in the market price of the securities or in order to hedge Fund positions. The Fund will generally borrow the security sold in order to make a delivery to the buyer. Upon executing the transaction, the Fund records the proceeds as deposits with brokers in the Statement of Assets and Liabilities and establishes an offsetting payable for securities sold short for the securities due on settlement. The proceeds are retained by the broker as collateral for the short position. The liability is marked-to-market and the Fund is required to pay the lending broker any dividend or interest income earned while the short position is open. A gain or loss is recorded when the security is delivered to the broker. The Fund may recognize a loss on the transaction if the market value of the securities sold increases before the securities are delivered.

I    Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian of the Fund. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Fund maintains with IBT. All credit balances used to reduce the Fund's custodian fees are reported as a reduction of expenses in the Statements of Operations.

J  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

12

Eaton Vance Small-Cap Value Fund as of June 30, 2006

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

K  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

L  Other — Investment transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on securities sold are determined on the basis of identified cost.

M  Interim Financial Statements — The interim financial statements relating to June 30, 2006 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Fund's management reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

  2  Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income, if any, and at least one distribution annually of all or substantially all of its net realized capital gains, if any. Distributions are paid in the form of additional shares of the Fund or, at the election of the shareholder, in cash. Shareholders may reinvest all distributions in additional shares of the Fund at the net asset value as of the close of business on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

  3  Shares of Beneficial Interest

The Agreement and Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in shares were as follows:

Class A	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005
Sales	107,072	419,247
Redemptions	(138,802)	(267,867)
Exchange from Class B shares	8,078	4,632
Net increase (decrease)	(23,652)	156,012
Class B	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005
Sales	32,046	148,572
Redemptions	(45,522)	(50,875)
Exchange to Class A shares	(8,047)	(4,590)
Net increase (decrease)	(21,523)	93,107
Class C	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005
Sales	48,480	174,109
Redemptions	(39,597)	(85,132)
Net increase	8,883	88,977

  4  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Fund. Under the advisory agreement, BMR receives a monthly advisory fee in the amount of 1.00% annually of average daily net assets of the Fund up to $500 million, and at reduced rates as daily net assets exceed that level. For the six months ended June 30, 2006, the fee amounted to $108,703. Pursuant to a sub-advisory agreement, BMR has delegated the investment management of the Fund to Fox Asset Management LLC (Fox), a majority-owned subsidiary of EVM. BMR pays Fox a portion of the advisory fee for sub-advisory services provided to the Fund. An administration fee is earned by EVM as compensation for managing and administering the business affairs of the Fund. Under the administration agreement, EVM earns a fee in the amount of 0.15% per annum of average daily net assets of the Fund. For the

13

Eaton Vance Small-Cap Value Fund as of June 30, 2006

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

six months ended June 30, 2006, the administration fee amounted to $16,305. For the year ending December 31, 2006, the administrator has agreed to reimburse the Fund's expenses to the extent that Total Annual Fund Expenses exceed 1.75% for Class A shares and 2.50% for Class B and Class C shares. Thereafter, the reimbursement may be changed or terminated at any time. Pursuant to this agreement, EVM was preliminarily allocated $38,539 of the Fund's operating expenses for the six months ended June 30, 2006.

EVM serves as the sub-transfer agent of the Fund and receives an aggregate fee based upon the actual expenses incurred by EVM in the performance of those services. For the six months ended June 30, 2006, EVM received $1,443 in sub-transfer agent fees.

Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $5,439 as its portion of the sales charge on sales of Class A shares for the six months ended June 30, 2006.

Except for Trustees of the Fund who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee earned by BMR. Trustees of the Fund that are not affiliated with EVM or BMR may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the six months ended June 30, 2006, no significant amounts have been deferred.

Certain officers and Trustees of the Fund are officers of the above organizations.

  5  Distribution Plans

Class A has in effect a distribution plan pursuant to Rule 12b-1 (Class A Plan) under the Investment Company Act of 1940. The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% (annualized) of the Fund's average daily net assets attributable to Class A shares for each fiscal year for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued for the six months ended June 30, 2006 amounted to $13,521 for Class A shares. The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1. The Class B and Class C Plans require the Fund to pay EVD amounts equal to 1/365 of 0.75% (annualized) of the Fund's average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for the Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and daily amounts theretofore paid to EVD by each respective class. The Fund paid or accrued $18,855 and $22,110 for Class B and Class C shares, respectively, to or payable to EVD for the six months ended June 30, 2006, representing 0.75% (annualized) of the average daily net assets for Class B and Class C shares. At June 30, 2006, the amount of Uncovered Distribution Charges of EVD calculated under the Plans was approximately $65,000 and $284,000 for Class B and Class C shares, respectively. The Class B and Class C Plans also authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% annually of the average daily net assets attributable to that Class. Service fees are paid for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the Class B and Class C sales commissions and distribution fees and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges to EVD. Service fees paid or accrued for the six months ended June 30, 2006 amounted to $6,285 and $7,370 for Class B and Class C shares, respectively.

  6  Contingent Deferred Sales Charge

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. Class A shares may be subject to a 1% CDSC if redeemed within one year of purchase (depending upon the circumstances of purchase). The Class B CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares

14

Eaton Vance Small-Cap Value Fund as of June 30, 2006

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

will be subject to a 1% CDSC if redeemed within one year of purchase.

No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC pertaining to Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Class B and Class C Plans, respectively (see Note 5). CDSC assessed on Class B and Class C shares when no Uncovered Distribution Charges exist for the respective classes will be credited to the Fund. The Fund was informed that EVD received $14,000 and $200 of CDSC paid by shareholders for Class B shares and Class C shares, respectively, for the six months ended June 30, 2006.

  7  Investment Transactions

Purchases and sales of investments by the Fund, other than short-term obligations, aggregated $3,594,080 and $3,863,161 respectively, for the six months ended June 30, 2006.

  8  Federal Income Tax Basis of Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) in value of the investments owned at June 30, 2006, as determined on a federal income tax basis, were as follows:

Aggregate cost	$16,523,698
Gross unrealized appreciation	$4,457,143
Gross unrealized depreciation	(383,237)
Net unrealized appreciation	$4,073,906

  9  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts, and financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The Fund did not have any open obligations under these financial instruments at June 30, 2006.

  10  Line of Credit

The Fund participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Fund solely to facilitate the handling of unusual and/or unanticipated short term cash requirements. Interest is charged to each participating portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Fund did not have any significant borrowings or allocated fees for the six months ended June 30, 2006.

  11  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, ("FIN 48") "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes." This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006. The Fund is currently evaluating the impact of applying the various provisions of FIN 48.

15

Eaton Vance Small-Cap Value Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees") cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on March 27, 2006, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Special Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Special Committee reviewed information furnished for a series of meetings of the Special Committee held in February and March 2006. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund managed by it;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

In addition to the information identified above, the Special Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve month period ended March 31, 2006, the Board met nine times and the Special Committee, the Audit Committee and the Governance Committee, each of which is a

16

Eaton Vance Small-Cap Value Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

Committee comprised solely of Independent Trustees, met eight, twelve and five times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Special Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Special Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Special Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Special Committee concluded that the continuance of the investment advisory agreement of the Eaton Vance Small-Cap Value Fund (the "Fund") with Boston Management and Research (the "Adviser"), and the sub-advisory agreement with Fox Asset Management LLC (the "Sub-adviser"), including their fee structures, is in the interests of shareholders and, therefore, the Special Committee recommended to the Board approval of the respective agreements. The Board accepted the recommendation of the Special Committee as well as the factors considered and conclusions reached by the Special Committee with respect to the agreements. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement and sub-advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement and sub-advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser and the Sub-adviser.

The Board considered the Adviser's and Sub-adviser's management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research and similar services to the Fund and whose responsibilities include supervising the Sub-adviser. The Board noted the Adviser's in-house equity research capabilities. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management. The Board also reviewed information regarding the personnel of the Sub-adviser who provide services to the Fund and noted the Sub-adviser's experience in managing equity portfolios.

The Board reviewed the compliance programs of the Adviser and relevant affiliates thereof, including the Sub-adviser. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the National Association of Securities Dealers.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser and Sub-adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement and sub-advisory agreement, respectively.

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one- and three-year periods ended September 30, 2005 for the Fund. The Board noted that action was being taken to improve the performance of

17

Eaton Vance Small-Cap Value Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

the Fund, including changes in personnel with investment management responsibility for the Fund, and concluded that it was appropriate to allow reasonable time to evaluate the effectiveness of this action.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including administrative fee rates, payable by the Fund (referred to collectively as "management fees"). As part of its review, the Board considered the Fund's management fees (including administrative fees) and total expense ratio for the one-year period ended September 30, 2005, as compared to a group of similarly managed funds selected by an independent data provider. The Board considered the fact that the Adviser had waived fees and/or paid expenses for the Fund.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded with respect to the Fund that the management fees charged to the Fund for advisory and related services and the total expense ratio of the Fund are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and its affiliates, including the Sub-adviser, in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates, including the Sub-adviser, in connection with its relationship with the Fund, including the benefits of research services that may be available to the Sub-adviser as a result of securities transactions effected for the Fund and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates, including the Sub-adviser, are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the Adviser's profitability may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and the Fund. The Board also concluded that the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

18

Eaton Vance Small-Cap Value Fund

INVESTMENT MANAGEMENT

Officers
Thomas E. Faust Jr.
President
J. Scott Craig
Vice President
William E. Dodge
Vice President
Gregory R. Greene
Vice President
Elizabeth S. Kenyon
Vice President
Duke E. Laflamme
Vice President
Thomas H. Luster
Vice President
George C. Pierides
Vice President
Barbara E. Campbell
Treasurer
Alan R. Dynner
Secretary
Paul M. O'Neil
Chief Compliance Officer	Trustees Samuel L. Hayes, III Chairman Benjamin C. Esty James B. Hawkes William H. Park Ronald A. Pearlman Norton H. Reamer Lynn A. Stout Ralph F. Verni

19

This Page Intentionally Left Blank

Investment Adviser of Eaton Vance Small-Cap Value Fund
Boston Management and Research

The Eaton Vance Building
255 State Street
Boston, MA 02109

Sub-Adviser of Eaton Vance Small-Cap Value Fund
Fox Asset Management LLC

331 Newman Springs Road
Red Bank, NJ 07701

Administrator of Eaton Vance Small-Cap Value Fund
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

Custodian
Investors Bank & Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Eaton Vance Small-Cap Value Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-225-6265.

1303-8/06  SCVSRC

Semiannual Report June 30, 2006

EATON VANCE
SPECIAL
EQUITIES
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Special Equities Fund as of June 30, 2006

INVESTMENT UPDATE

Nancy B. Tooke, CFA
Portfolio Manager

The Fund

Performance for the Past Six Months

•                  The Fund’s Class A shares had a total return of 6.44% during the six months ended June 30, 2006.(1) This return resulted from an increase in net asset value (NAV) per share to $12.23 on June 30, 2006, from $11.49 on December 31, 2005.

•                  The Fund’s Class B shares had a total return of 6.11% during the same period.(1) This return resulted from an increase in NAV per share to $12.16 on June 30, 2006, from $11.46 on December 31, 2005.

•                  The Fund’s Class C shares had a total return of 6.11% during the same period.(1) This return resulted from an increase in NAV per share to $12.16 on June 30, 2006, from $11.46 on December 31, 2005.

•                  For comparison, the S&P SmallCap 600 Index – a broad-based, unmanaged market index of 600 small capitalization stocks traded in the U.S. – had a total return of 7.70% for the six months ended June 30, 2006, while the Russell 2000 Growth Index – an unmanaged market capitalization-weighted index of small company growth stocks – had a total return of 6.07% for the same period.(2) The Fund’s peer group, the Lipper Small Cap Growth Funds Classification, had an average total return of 4.82% for the same period.(2)

Management Discussion

•                  The Fund seeks growth of capital by investing primarily in common stocks of emerging growth companies. During the six months ended June 30, 2006, the Fund continued to focus on small companies that management believes have the potential for above-average earnings growth and profit margins within their respective industries.

•                  Overcoming the challenges of rising interest rates and soaring energy expenditures, the U.S. economy continued to expand in the first half of 2006, boosted by surprising job growth and resilient consumer spending. After a slow start, the equity market rallied on the strength of good earnings growth, widespread dividend hikes and increasing merger activity. Small-cap stocks again outperformed the large-cap segment and value stocks – such as energy, materials and metals – outpaced the technology-dominated growth segment.

•                  Oil and gas stocks remained among the market leaders in the first half of 2006 and were key contributors to the Fund’s performance. The Fund was helped by the Portfolio’s overweighting in exploration and energy services companies, which enjoyed strong earnings growth, benefiting from rising oil prices, robust global demand and increasing industry consolidation. Also in the energy area, drilling equipment companies responded favorably to customers’ newly-announced commitments to long-term exploration projects. Elsewhere, performance was further boosted by an overweighting and favorable stock selection in the telecom sector.

•                  The Portfolio was underweighted in the information technology (IT) sector, which was negatively impacted by slowing personal computer sales, lower demand for components and semiconductors and a generally weaker pricing environment during the first half of 2006. However, stock selection in IT services and communications equipment makers with good revenue growth was additive to performance. Stock selection also helped in the consumer discretionary sector, especially investments in household products companies and selected specialty retailers.

•                  The Portfolio’s health care investments were among its weaker performers, with some holdings in the life science and health equipment areas lagging due to revenue shortfalls or delays in clinical trials. Financials were another area that provided mixed results. Real estate stocks performed well, while insurance, consumer finance and commercial banks were less successful.

•                  Effective February 1, 2006, Nancy B. Tooke became a vice president of Eaton Vance Management and portfolio manager of Special Equities Portfolio. Prior to joining Eaton Vance in 2006, Ms. Tooke was senior managing director and portfolio manager at ForstmannLeff Associates, where she managed small-and mid-cap institutional assets.

The views expressed throughout this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

(1)       These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, returns would be lower.

(2)       It is not possible to invest directly in an Index or Lipper Classification. The Indexes’ total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indexes.

1

Eaton Vance Special Equities Fund as of June 30, 2006

FUND PERFORMANCE

Performance(1)	Class A	Class B	Class C

Average Annual Total Returns (at net asset value)

One Year	18.08%	17.26%	17.26%
Five Years	-1.70	-2.43	-2.43
Ten Years	4.08	3.09	3.08
Life of Fund†	7.44	4.87	4.95

SEC Average Annual Total Returns (including sales charge or applicable CDSC)

One Year	11.26%	12.26%	16.26%
Five Years	-2.86	-2.82	-2.43
Ten Years	3.46	3.09	3.08
Life of Fund†	7.28	4.87	4.95

†Inception dates: Class A: 4/22/68; Class B: 8/22/94; Class C: 11/17/94

(1)       Average annual total returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were included, returns would be lower. SEC average annual total returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B shares reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC 1-year return for Class C reflects a 1% CDSC.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Ten Largest Holdings(2)

By net assets

Jarden Corp.	2.4%
Bucyrus International, Inc.	2.2
MoneyGram International, Inc.	2.2
Foundation Coal Holdings, Inc.	2.1
Denbury Resources, Inc.	2.0
Parallel Petroleun Corp.	1.9
Sybase, Inc.	1.7
Essex Property Trust, Inc.	1.7
Kansas City Southern	1.7
Delta & Pine Land Co.	1.6

(2)   Ten Largest Holdings represented 19.5% of the Portfolio’s net assets as of June 30, 2006. Holdings are subject to change due to active management.

Sector Weightings(3)

By total investment

(3)   Portfolio information may not be representative of the Portfolio’s current or future investments and may change due to active management.

2

Eaton Vance Special Equities Fund as of June 30, 2006

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2006 – June 30, 2006).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Special Equities Fund

	Beginning Account Value (1/1/06)	Ending Account Value (6/30/06)	Expenses Paid During Period (1/1/06 – 6/30/06)
Actual
Class A	$1,000.00	$1,064.40	$7.73
Class B	$1,000.00	$1,061.10	$11.55
Class C	$1,000.00	$1,061.10	$11.55
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,017.30	$7.55
Class B	$1,000.00	$1,013.60	$11.28
Class C	$1,000.00	$1,013.60	$11.28

* Expenses are equal to the Fund's annualized expense ratio of 1.51% for Class A shares, 2.26% for Class B shares, and 2.26% for Class C shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on December 31, 2005. The Example reflects the expenses of both Fund and the Portfolio.

3

Eaton Vance Special Equities Fund as of June 30, 2006

FINANCIAL STATEMENTS (Unaudited)

Statement of Assets and Liabilities

As of June 30, 2006

Assets
Investment in Special Equities Portfolio, at value (identified cost, $38,233,307)	$42,844,831
Receivable for Fund shares sold	16,803
Total assets	$42,861,634
Liabilities
Payable to affiliate for distribution and service fees	$29,495
Payable for Fund shares redeemed	12,677
Payable to affiliate for Trustees' fees	44
Accrued expenses	68,220
Total liabilities	$110,436
Net Assets	$42,751,198
Sources of Net Assets
Paid-in capital	$61,338,377
Accumulated net realized loss from Portfolio (computed on the basis of identified cost)	(23,015,157)
Accumulated net investment loss	(183,546)
Net unrealized appreciation from Portfolio (computed on the basis of identified cost)	4,611,524
Total	$42,751,198
Class A Shares
Net Assets	$38,302,351
Shares Outstanding	3,132,005
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$12.23
Maximum Offering Price Per Share (100 ÷ 94.25 of $12.23)	$12.98
Class B Shares
Net Assets	$2,427,833
Shares Outstanding	199,693
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$12.16
Class C Shares
Net Assets	$2,021,014
Shares Outstanding	166,269
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$12.16
On sales of $50,000 or more, the offering price of Class A shares is reduced.

Statement of Operations

For the Six Months Ended
June 30, 2006

Investment Income
Dividends allocated from Portfolio (net of foreign taxes, $242)	$121,762
Interest allocated from Portfolio	46,886
Expenses allocated from Portfolio	(186,145)
Net investment loss from Portfolio	$(17,497)
Expenses
Distribution and service fees Class A	$49,591
Class B	12,733
Class C	10,682
Transfer and dividend disbursing agent fees	38,171
Legal and accounting services	16,443
Printing and postage	9,548
Registration fees	17,862
Custodian fee	7,451
Miscellaneous	3,568
Total expenses	$166,049
Net investment loss	$(183,546)
Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain — Investment transactions (identified cost basis)	$5,839,856
Net realized gain	$5,839,856
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$(2,850,391)
Net change in unrealized appreciation (depreciation)	$(2,850,391)
Net realized and unrealized gain	$2,989,465
Net increase in net assets from operations	$2,805,919

See notes to financial statements

4

Eaton Vance Special Equities Fund as of June 30, 2006

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005
From operations — Net investment loss	$(183,546)	$(586,187)
Net realized gain from investments and foreign currency transactions	5,839,856	5,259,815
Net change in unrealized appreciation (depreciation) from investments and foreign currency	(2,850,391)	(2,060,192)
Net increase in net assets from operations	$2,805,919	$2,613,436
Transactions in shares of beneficial interest — Proceeds from sale of shares Class A	$661,879	$1,053,042
Class B	393,456	121,657
Class C	148,595	345,605
Cost of shares redeemed Class A	(3,770,827)	(7,729,368)
Class B	(474,306)	(916,339)
Class C	(455,235)	(1,017,440)
Net asset value of shares exchanged Class A	281,101	148,953
Class B	(281,101)	(148,953)
Net decrease in net assets from Fund share transactions	$(3,496,438)	$(8,142,843)
Net decrease in net assets	$(690,519)	$(5,529,407)
Net Assets
At beginning of period	$43,441,717	$48,971,124
At end of period	$42,751,198	$43,441,717
Accumulated net investment loss included in net assets
At end of period	$(183,546)	$—

See notes to financial statements

5

Eaton Vance Special Equities Fund as of June 30, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class A
	Six Months Ended June 30, 2006		Year Ended December 31,
	(Unaudited)(1)		2005(1)(2)	2004(1)(2)	2003(1)(2)	2002(1)(2)	2001(1)(2)
Net asset value — Beginning of period	$11.490		$10.740	$10.360	$7.910	$11.790	$15.520
Income (loss) from operations
Net investment loss	$(0.046)		$(0.132)	$(0.136)	$(0.127)	$(0.118)	$(0.131)
Net realized and unrealized gain (loss)	0.786		0.882	0.516	2.577	(3.762)	(3.560)
Total income (loss) from operations	$0.740		$0.750	$0.380	$2.450	$(3.880)	$(3.691)
Less distributions
From net realized gain	$—		$—	$—	$—	$—	$(0.039)
Total distributions	$—		$—	$—	$—	$—	$(0.039)
Net asset value — End of period	$12.230		$11.490	$10.740	$10.360	$7.910	$11.790
Total Return(3)	6.44%		6.96%	3.72%	30.95%	(32.88)%	(23.83)%
Ratios/Supplemental Data†
Net assets, end of period (000's omitted)	$38,310		$38,627	$42,778	$46,244	$41,575	$68,770
Ratios (As a percentage of average daily net assets):
Net expenses(4)	1.51	%(5)	1.76%	1.63%	1.64%	1.51%	1.29%
Net expenses after custodian fee reduction(4)	1.51	%(5)	1.76%	1.63%	1.64%	1.51%	1.29%
Net investment loss	(0.75	)%(5)	(1.24)%	(1.36)%	(1.42)%	(1.26)%	(1.07)%
Portfolio Turnover of the Portfolio	61%		207%	264%	292%	188%	92%
† The operating expenses of the Portfolio reflect a reduction of the investment adviser fee. Had such action not been taken, the ratios and net investment loss per share would have been as follows:
Ratios (As a percentage of average daily net assets):
Expenses(4)	1.51	%(5)		1.64%
Expenses after custodian fee reduction(4)	1.51	%(5)		1.64%
Net investment loss	(0.75	)%(5)		(1.37)%
Net investment loss per share				$(0.060)

(1)  Net investment loss per share was computed using average shares outstanding.

(2)  Per share data have been restated to reflect the effects of a 0.4412297-for-1 reverse stock split effective on November 11, 2005.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis. Total return would have been lower had certain expenses not been reduced during the period.

(4)  Includes the Fund's share of the Portfolio's allocated expenses.

(5)  Annualized.

See notes to financial statements

6

Eaton Vance Special Equities Fund as of June 30, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class B
	Six Months Ended June 30, 2006		Year Ended December 31,
	(Unaudited)(1)		2005(1)	2004(1)	2003(1)	2002(1)	2001(1)
Net asset value — Beginning of period	$11.460		$10.800	$10.500	$8.080	$12.120	$16.050
Income (loss) from operations
Net investment loss	$(0.092)		$(0.212)	$(0.214)	$(0.195)	$(0.191)	$(0.230)
Net realized and unrealized gain (loss)	0.792		0.872	0.514	2.615	(3.849)	(3.683)
Total income (loss) from operations	$0.700		$0.660	$0.300	$2.420	$(4.040)	$(3.913)
Less distributions
From net realized gain	$—		$—	$—	$—	$—	$(0.017)
Total distributions	$—		$—	$—	$—	$—	$(0.017)
Net asset value — End of period	$12.160		$11.460	$10.800	$10.500	$8.080	$12.120
Total Return(2)	6.11%		6.11%	2.86%	29.95%	(33.33)%	(24.38)%
Ratios/Supplemental Data†
Net assets, end of period (000's omitted)	$2,428		$2,624	$3,436	$5,297	$5,066	$8,046
Ratios (As a percentage of average daily net assets):
Net expenses(3)	2.26	%(4)	2.51%	2.38%	2.39%	2.26%	2.04%
Net expenses after custodian fee reduction(3)	2.26	%(4)	2.51%	2.38%	2.39%	2.26%	2.04%
Net investment loss	(1.50	)%(4)	(1.99)%	(2.12)%	(2.17)%	(2.01)%	(1.82)%
Portfolio Turnover of the Portfolio	61%		207%	264%	292%	188%	92%
† The operating expenses of the Portfolio reflect a reduction of the investment adviser fee. Had such action not been taken, the ratios and net investment loss per share would have been as follows:
Ratios (As a percentage of average daily net assets):
Expenses(3)	2.26	%(4)		2.39%
Expenses after custodian fee reduction(3)	2.26	%(4)		2.39%
Net investment loss	(1.50	)%(4)		(2.13)%
Net investment loss per share				$(0.214)

(1)  Net investment loss per share was computed using average shares outstanding.

(2)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis. Total return would have been lower had certain expenses not been reduced during the period.

(3)  Includes the Fund's share of the Portfolio's allocated expenses.

(4)  Annualized.

See notes to financial statements

7

Eaton Vance Special Equities Fund as of June 30, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class C
	Six Months Ended June 30, 2006		Year Ended December 31,
	(Unaudited)(1)		2005(1)(2)	2004(1)(2)	2003(1)(2)	2002(1)(2)	2001(1)(2)
Net asset value — Beginning of period	$11.460		$10.800	$10.500	$8.070	$12.110	$16.050
Income (loss) from operations
Net investment loss	$(0.092)		$(0.212)	$(0.214)	$(0.197)	$(0.190)	$(0.228)
Net realized and unrealized gain (loss)	0.792		0.872	0.514	2.627	(3.850)	(3.688)
Total income (loss) from operations	$0.700		$0.660	$0.300	$2.430	$(4.040)	$(3.916)
Less distributions
From net realized gain	$—		$—	$—	$—	$—	$(0.024)
Total distributions	$—		$—	$—	$—	$—	$(0.024)
Net asset value — End of period	$12.160		$11.460	$10.800	$10.500	$8.070	$12.110
Total Return(3)	6.11%		6.10%	2.88%	30.12%	(33.37)%	(24.40)%
Ratios/Supplemental Data†
Net assets, end of period (000's omitted)	$2,021		$2,191	$2,757	$4,168	$3,824	$5,338
Ratios (As a percentage of average daily net assets):
Net expenses(4)	2.26	%(5)	2.51%	2.38%	2.39%	2.26%	2.04%
Net expenses after custodian fee reduction(4)	2.26	%(5)	2.51%	2.38%	2.39%	2.26%	2.04%
Net investment loss	(1.50	)%(5)	(1.99)%	(2.12)%	(2.18)%	(2.01)%	(1.83)%
Portfolio Turnover of the Portfolio	61%		207%	264%	292%	188%	92%
† The operating expenses of the Portfolio reflect a reduction of the investment adviser fee. Had such action not been taken, the ratios and net investment loss per share would have been as follows:
Ratios (As a percentage of average daily net assets):
Expenses(4)	2.26	%(5)		2.39%
Expenses after custodian fee reduction(4)	2.26	%(5)		2.39%
Net investment loss	(1.50	)%(5)		(2.13)%
Net investment loss per share				$(0.149)

(1)  Net investment loss per share was computed using average shares outstanding.

(2)  Per share data have been restated to reflect the effects of a 0.6952984-for-1 reverse stock split effective on November 11, 2005.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis. Total return would have been lower had had certain expenses not been reduced during the period.

(4)  Includes the Fund's share of the Portfolio's allocated expenses.

(5)  Annualized.

See notes to financial statements

8

Eaton Vance Special Equities Fund as of June 30, 2006

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1  Significant Accounting Policies

Eaton Vance Special Equities Fund (the Fund), is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund offers three classes of shares: Class A, Class B and Class C shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are subject to a contingent deferred sales charge (see Note 6). The Trustees have adopted a conversion feature pursuant to which Class B shares of the Fund automatically convert to Class A shares eight years after their purchase as described in the Fund's prospectus. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in the Special Equities Portfolio (the Portfolio), a New York Trust, having the same investment objective and policies as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (99.9% at June 30, 2006). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund's net investment income or loss consists of the Fund's pro rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders, each year, substantially all of its net investment income and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. At December 31, 2005, the Fund, for federal income tax purposes, had a capital loss carryover of $28,834,965 which will reduce the Fund's taxable income arising from future net realized gain on investment transactions, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. The capital loss carryover will expire on December 31, 2009 ($8,609,856) and December 31, 2010 ($20,225,109).

D  Other — Investment transactions are accounted for on the date the securities are purchased or sold. Dividends to shareholders are recorded on the ex-dividend date.

E  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Expenses Reduction — Investors Bank & Trust Company (IBT) serves as custodian of the Fund. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Fund maintains with IBT. All credit balances, if any, are used to reduce the Fund's custodian fees and are reported as a reduction of expenses in the Statement of Operations.

9

Eaton Vance Special Equities Fund as of June 30, 2006

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

H  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

I  Interim Financial Statements — The interim financial statements relating to June 30, 2006 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Fund's management reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2  Distributions to Shareholders

The Fund's policy is to distribute annually (normally in December) all or substantially all of the net investment income allocated to the Fund by the Portfolio (less the Fund's direct and allocated expenses) and to distribute at least annually all or substantially all of the net realized capital gains (reduced by any available capital loss carryforwards from prior years) so allocated. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund as of the ex-dividend date. Distributions are paid in the form of additional shares of the same class of the Fund or, at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

3  Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

Class A	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005(1)
Sales	52,697	100,623
Redemptions	(305,349)	(733,091)
Exchange from Class B shares	22,236	13,752
Net decrease	(230,416)	(618,716)

Class B	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005
Sales	31,511	10,957
Redemptions	(38,397)	(86,345)
Exchange to Class A shares	(22,315)	(13,745)
Net decrease	(29,201)	(89,133)
Class C	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005(2)
Sales	12,040	32,477
Redemptions	(36,889)	(96,615)
Net decrease	(24,849)	(64,138)

(1) Transactions reflect the effects of a 0.4412297-for-1 reverse stock split effective November 11, 2005.

(2) Transactions reflect the effects of a 0.6952984-for-1 reverse stock split effective November 11, 2005.

4  Transactions with Affiliates

Eaton Vance Management (EVM) serves as the administrator of the Fund, but does not currently receive a fee. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. Except as to Trustees of the Fund and the Portfolio who are not members of EVM's or BMR's organizations, officers and Trustees receive remuneration for their services to the Fund out of such investment adviser fee. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of those services. For the six months ended June 30, 2006, EVM received $2,691 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $386 from the Fund as its portion of the sales charge on sales of Class A shares for the six months ended June 30, 2006.

Certain officers and Trustees of the Fund and of the Portfolio are officers of the above organizations.

5  Distribution Plans

Class A has in effect a distribution plan pursuant to Rule 12b-1 (Class A Plan) under the Investment Company Act of 1940. The Class A Plan provides that the Fund will

10

Eaton Vance Special Equities Fund as of June 30, 2006

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

pay EVD a distribution and service fee of 0.25% (annualized) of the Fund's average daily net assets attributable to Class A shares for each fiscal year for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued for the six months ended June 30, 2006 amounted to $49,591 for Class A shares. The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1. The Class B and Class C Plans require the Fund to pay EVD amounts equal to 1/365 of 0.75% (annualized) of the Fund's average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for the Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and daily amounts theretofore paid to EVD by each respective class. The fund paid or accrued $9,550 and $8,011 for Class B and Class C shares, respectively, to or payable to EVD for the six months ended June 30, 2006, representing 0.75% (annualized) of the average daily net assets for Class B and Class C shares. At June 30, 2006, the amount of Uncovered Distribution Charges of EVD calculated under the Plans was approximately $273,000 and $1,255,000 for Class B and Class C shares, respectively. The Class B and Class C Plans also authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% annually of the average daily net assets attributable to that Class. Service fees are paid for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the Class B and Class C sales commissions and distribution fees and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges to EVD. Service fees paid or accrued for the six months ended June 30, 2006 amounted to $3,183 and $2,671 for Class B and Class C shares, respectively.

6  Contingent Deferred Sales Charge

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within one year of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. The Class B CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares will be subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC pertaining to Class B and Class C shares are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Class B and Class C Distribution Plans (see Note 5). CDSC accessed on Class B and Class C shares when no Uncovered Distribution Charges exist for the respective class will be retained by the Fund. The fund was informed that EVD received approximately $5,000 and $200 of CDSC paid by shareholders for Class B shares and Class C shares, respectively, for the six months ended June 30, 2006.

7  Investment Transactions

Increases and decreases in the Fund's investment in the Portfolio aggregated $1,195,356 and $5,024,470, respectively, for the six months ended June 30, 2006.

8  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, ("FIN 48") "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes." This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006. The Fund is currently evaluating the impact of applying the various provisions of FIN 48.

11

Special Equities Portfolio as of June 30, 2006

PORTFOLIO OF INVESTMENTS (Unaudited)

Common Stocks — 95.7%
Security	Shares	Value
Aerospace & Defense — 1.4%
DRS Technologies, Inc.	8,500	$414,375
Teledyne Technologies, Inc.(1)	5,800	190,008
		$604,383
Air Freight & Logistics — 1.3%
Hub Group, Inc., Class A(1)	23,120	$567,134
		$567,134
Biotechnology — 1.2%
Martek Biosciences Corp.(1)	18,200	$526,890
		$526,890
Capital Markets — 2.4%
Affiliated Managers Group, Inc.(1)	4,100	$356,249
Greenhill & Co., Inc.	11,100	674,436
		$1,030,685
Chemicals — 1.5%
International Flavors & Fragrances, Inc.	6,100	$214,964
Scotts Miracle-Gro Co., Class A	10,050	425,316
		$640,280
Commercial Banks — 1.2%
R&G Financial Corp.	25,800	$221,622
Western Alliance Bancorp(1)	8,200	285,196
		$506,818
Commercial Services & Supplies — 3.0%
FTI Consulting, Inc.(1)	25,650	$686,650
Knoll, Inc.	33,630	617,447
		$1,304,097
Communications Equipment — 1.6%
3Com Corp.(1)	132,300	$677,376
		$677,376
Consumer Finance — 1.4%
Student Loan Corp.	3,050	$616,100
		$616,100

Security	Shares	Value
Diversified Consumer Services — 1.2%
DeVry, Inc.(1)	23,900	$525,083
		$525,083
Electric Utilities — 0.7%
Westar Energy, Inc.	12,700	$279,400
		$279,400
Electrical Equipment — 1.0%
AMETEK, Inc.	9,400	$445,372
		$445,372
Electronic Equipment & Instruments — 3.4%
Avnet, Inc.(1)	29,733	$595,255
FLIR Systems, Inc.(1)	28,300	624,298
Paxar Corp.(1)	10,600	218,042
		$1,437,595
Energy Equipment & Services — 1.3%
Dresser-Rand Group, Inc.(1)	23,149	$543,539
		$543,539
Food Products — 2.7%
Delta & Pine Land Co.	23,500	$690,900
Hain Celestial Group, Inc., (The)(1)	18,550	477,848
		$1,168,748
Health Care Equipment & Supplies — 7.3%
Analogic Corp.	13,596	$633,710
Cooper Cos., Inc.	13,400	593,486
DJ Orthopedics, Inc.(1)	12,600	464,058
IDEXX Laboratories, Inc.(1)	4,800	360,624
Respironics, Inc.(1)	17,900	612,538
Wright Medical Group, Inc.(1)	23,150	484,529
		$3,148,945
Health Care Providers & Services — 4.4%
Chemed Corp.	11,250	$613,462
Community Health Systems, Inc.(1)	10,400	382,200
United Surgical Partners International, Inc.(1)	13,400	402,938
VCA Antech, Inc.(1)	15,450	493,318
		$1,891,918

See notes to financial statements

12

Special Equities Portfolio as of June 30, 2006

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Security	Shares	Value
Hotels, Restaurants & Leisure — 1.4%
Burger King Holdings, Inc.(1)	5,378	$84,703
Penn National Gaming, Inc.(1)	13,294	515,541
		$600,244
Household Durables — 3.9%
Jarden Corp.(1)	34,200	$1,041,390
Tupperware Corp.	32,000	630,080
		$1,671,470
Household Products — 1.5%
Church & Dwight Co., Inc.	17,200	$626,424
		$626,424
Insurance — 4.5%
First American Corp.	14,931	$631,133
Philadelphia Consolidated Holding Corp.(1)	9,900	300,564
RLI Corp.	13,450	648,021
United Fire and Casualty Co.	12,121	365,206
		$1,944,924
Internet Software & Services — 1.5%
VeriSign, Inc.(1)	27,550	$638,333
		$638,333
IT Services — 3.7%
Euronet Worldwide, Inc.(1)	16,800	$644,616
MoneyGram International, Inc.	27,100	920,045
		$1,564,661
Machinery — 6.1%
Actuant Corp., Class A	11,650	$581,917
Bucyrus International, Inc., Class A	18,600	939,300
Joy Global, Inc.	12,975	675,868
RBC Bearings, Inc.(1)	18,539	420,835
		$2,617,920
Media — 3.1%
Arbitron, Inc.	5,450	$208,898
Central European Media Enterprises, Ltd.(1)	10,900	688,771
Playboy Enterprises, Inc.(1)	43,500	434,130
		$1,331,799

Security	Shares	Value
Metals & Mining — 1.0%
Cambior, Inc.(1)	60,500	$162,745
Meridian Gold, Inc.(1)	7,750	245,520
		$408,265
Multiline Retail — 1.3%
Big Lots, Inc.(1)	32,800	$560,224
		$560,224
Multi-Utilities — 0.8%
CMS Energy Corp.(1)	27,000	$349,380
		$349,380
Oil, Gas & Consumable Fuels — 7.4%
Denbury Resources, Inc.(1)	26,850	$850,340
Foundation Coal Holdings, Inc.	19,350	908,096
Goodrich Petroleum Corp.(1)	21,843	620,123
Parallel Petroleum Corp.(1)	32,200	795,662
		$3,174,221
Personal Products — 1.5%
Playtex Products, Inc.(1)	59,600	$621,628
		$621,628
Pharmaceuticals — 2.0%
MGI Pharma, Inc.(1)	16,892	$363,178
Shire Pharmaceuticals Group PLC ADR	11,400	504,222
		$867,400
Real Estate Investment Trusts (REITs) — 4.7%
Acadia Realty Trust	9,200	$217,580
Essex Property Trust, Inc.	6,420	716,857
SL Green Realty Corp.	4,000	437,880
Strategic Hotels & Resorts, Inc.	30,444	631,409
		$2,003,726
Road & Rail — 3.2%
Kansas City Southern(1)	25,800	$714,660
Landstar System, Inc.	13,800	651,774
		$1,366,434

See notes to financial statements

13

Special Equities Portfolio as of June 30, 2006

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Security	Shares	Value
Semiconductors & Semiconductor Equipment — 1.1%
Teradyne, Inc.(1)	35,200	$490,336
		$490,336
Software — 3.1%
Parametric Technology Corp.(1)	46,450	$590,380
Sybase, Inc.(1)	37,200	721,680
		$1,312,060
Specialty Retail — 2.1%
Men's Warehouse, Inc.	13,625	$412,838
Stage Stores, Inc.	14,900	491,700
		$904,538
Thrifts & Mortgage Finance — 1.1%
PFF Bancorp, Inc.	6,700	$222,172
WSFS Financial Corp.	3,900	239,655
		$461,827
Trading Companies & Distributors — 2.3%
GATX Corp.	14,750	$626,875
Kaman Corp.	19,700	358,540
		$985,415
Wireless Telecommunication Services — 1.4%
NII Holdings, Inc., Class B (1)	10,750	$606,085
		$606,085
Total Common Stocks (identified cost $36,410,157)		$41,021,677

Short-Term Investments — 6.8%
Security	Principal Amount (000's omitted)	Value
Investors Bank and Trust Company Time Deposit, 5.30%, 7/3/06	$851	$851,000
Societe Generale Time Deposit, 5.281%, 7/3/06	2,057	2,057,000
Total Short-Term Investments (at amortized cost, $2,908,000)		$2,908,000
Total Investments — 102.5% (identified cost $39,318,157)		$43,929,677
Other Assets, Less Liabilities — (2.5)%		$(1,084,821)
Net Assets — 100.0%		$42,844,856

ADR - American Depository Receipt

(1)  Non-income producing security.

See notes to financial statements

14

Special Equities Portfolio as of June 30, 2006

FINANCIAL STATEMENTS (Unaudited)

Statement of Assets and Liabilities

As of June 30, 2006

Assets
Investments, at value (identified cost, $39,318,157)	$43,929,677
Cash	430
Receivable for investments sold	115,990
Interest and dividends receivable	47,442
Total assets	$44,093,539
Liabilities
Payable for investments purchased	$1,181,328
Payable to affiliate for investment advisor fee	21,842
Payable to affiliate for Trustees' fees	446
Accrued expenses	45,067
Total liabilities	$1,248,683
Net Assets applicable to investors' interest in Portfolio	$42,844,856
Sources of Net Assets
Net proceeds from capital contributions and withdrawals	$38,233,336
Net unrealized appreciation (computed on the basis of identified cost)	4,611,520
Total	$42,844,856

Statement of Operations

For the Six Months Ended
June 30, 2006

Investment Income
Dividends (net of foreign taxes, $242)	$121,762
Interest	46,886
Total investment income	$168,648
Expenses
Investment adviser fee	$140,159
Trustees' fees and expenses	1,284
Custodian fee	25,128
Legal and accounting services	20,097
Miscellaneous	99
Total expenses	$186,767
Deduct — Reduction of investment adviser fee	$622
Total expense reductions	$622
Net expenses	$186,145
Net investment loss	$(17,497)
Realized and Unrealized Gain (Loss)
Net realized gain — Investment transactions (identified cost basis)	$5,839,860
Net realized gain	$5,839,860
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$(2,850,393)
Net change in unrealized appreciation (depreciation)	$(2,850,393)
Net realized and unrealized gain	$2,989,467
Net increase in net assets from operations	$2,971,970

See notes to financial statements

15

Special Equities Portfolio as of June 30, 2006

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005
From operations — Net investment loss	$(17,497)	$(158,206)
Net realized gain from investments and foreign currency transactions	5,839,860	5,259,818
Net change in unrealized appreciation (depreciation) from investments and foreign currency	(2,850,393)	(2,060,193)
Net increase in net assets from operations	$2,971,970	$3,041,419
Capital transactions — Contributions	$1,195,356	$1,671,522
Withdrawals	(5,024,470)	(10,089,907)
Net decrease in net assets from capital transactions	$(3,829,114)	$(8,418,385)
Net decrease in net assets	$(857,144)	$(5,376,966)
Net Assets
At beginning of period	$43,702,000	$49,078,966
At end of period	$42,844,856	$43,702,000

See notes to financial statements

16

Special Equities Portfolio as of June 30, 2006

FINANCIAL STATEMENTS CONT'D

Supplementary Data

	Six Months Ended June 30, 2006		Year Ended December 31,
	(Unaudited)		2005	2004	2003	2002	2001
Ratios/Supplemental Data†
Ratios (As a percentage of average daily net assets):
Net expenses	0.84	%(1)	0.88%	0.87%	0.89%	0.82%	0.75%
Net expenses after custodian fee reduction	0.84	%(1)	0.88%	0.87%	0.89%	0.82%	0.75%
Net investment loss	(0.08	)%(1)	(0.36)%	(0.61)%	(0.68)%	(0.57)%	(0.53)%
Portfolio Turnover	61%		207%	264%	292%	188%	92%
Total Return	6.78%		7.91%	4.49%	31.90%	(32.40)%	(23.40)%
Net assets, end of period (000's omitted)	$42,845		$43,702	$49,079	$55,818	$50,758	$82,862
† The operating expenses of the Portfolio reflect a reduction of the investment advisor fee. Had such action not been taken, the ratios would have been as follows:
Ratios (As a percentage of average daily net assets):
Expenses	0.84	%(1)		0.88%
Expenses after custodian fee reduction	0.84	%(1)		0.88%
Net investment loss	(0.08	)%(1)		(0.62)%

(1)  Annualized

See notes to financial statements

17

Special Equities Portfolio as of June 30, 2006

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1  Significant Accounting Policies

Special Equities Portfolio (the Portfolio) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company which was organized as a trust under the laws of the state of New York on May 1, 1992. The Portfolio seeks to provide growth of capital by investing primarily in common stocks of emerging growth companies. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At June 30, 2006, Eaton Vance Special Equities Fund held an approximate 99.9% interest in the Portfolio. The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuations — Securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System generally are valued at the official NASDAQ closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on the principal exchange or board of trade on which the options are traded or, in the absence of sales on such date, at the mean between the latest bid and asked prices therefore. Futures positions on securities and currencies generally are valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If short-term debt securities are acquired with a remaining maturity of more than 60 days, they will be valued by a pricing service. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The daily valuation of exchange traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair valued securities. Investments held by the Portfolio for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

B  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio's understanding of the applicable countries' tax rules and rates. Dividend income may include dividends that represent return of capital for federal income tax purposes. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

C  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

D  Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian to the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Portfolio maintains with IBT. All credit balances, if any, are used to reduce the Portfolio's custodian fees and are reported as a reduction of expenses in the Statement of Operations.

18

Special Equities Portfolio as of June 30, 2006

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

E  Other — Investment transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on securities sold are determined on the basis of identified cost.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

I  Interim Financial Statements — The interim financial statements relating to June 30, 2006 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Fund's management reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. Under the advisory agreement, BMR receives a monthly advisory fee equal to 0.625% annually of the Portfolio's average daily net assets. For the six months ended June 30, 2006, the fee amounted to $140,159. Effective May 1, 2004, BMR has agreed to voluntarily reduce the investment adviser fee by an amount equal to that portion of commissions paid to broker dealers in execution of portfolio transactions attributed to the Portfolio that is consideration for third-party research services. For the six months ended June 30, 2006, BMR waived $622 of its advisory fee. Except as to Trustees of the Portfolio who are not members of EVM's or BMR's organizations officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee. Certain officers and Trustees of the Portfolio are officers of the above organization. Trustees of the Portfolio that are not affiliated with BMR may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the six months ended June 30, 2006, no significant amounts have been deferred.

3  Investment Transactions

Purchases and sales of investments, other than short-term obligations, aggregated $26,178,295 and $30,714,219, respectively, for the six months ended June 30, 2006.

4  Federal Income Tax Basis of Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) in value of the investments owned at June 30, 2006, as determined on a federal income tax basis, were as follows:

Aggregate cost	$39,318,157
Gross unrealized appreciation	$5,970,030
Gross unrealized depreciation	(1,358,510)
Net unrealized appreciation	$4,611,520

19

Special Equities Portfolio as of June 30, 2006

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

5  Line of Credit

The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each portfolio or fund based on its borrowings at an amount above the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the six months ended June 30, 2006.

6  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, ("FIN 48") "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes." This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006. The Portfolio is currently evaluating the impact of applying the various provisions of FIN 48.

20

Eaton Vance Special Equities Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees") cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on March 27, 2006, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Special Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Special Committee reviewed information furnished for a series of meetings of the Special Committee held in February and March 2006. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund managed by it;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

In addition to the information identified above, the Special Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve month period ended

21

Eaton Vance Special Equities Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

March 31, 2006, the Board met nine times and the Special Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met eight, twelve and five times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement. The Special Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Special Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Special Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Special Committee concluded that the continuance of the investment advisory agreement of the Special Equities Portfolio (the "Portfolio"), the portfolio in which the Eaton Vance Special Equities Fund (the "Fund") invests, with Boston Management and Research (the "Adviser"), including its fee structure, is in the interests of shareholders and, therefore, the Special Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Special Committee as well as the factors considered and conclusions reached by the Special Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser.

The Board considered the Adviser's management capabilities and investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio. The Board noted the Adviser's in-house equity research capabilities. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to each Portfolio in the complex by senior management.

The Board reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the National Association of Securities Dealers.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2005 for the Fund. The Board noted that action was being taken to improve the performance of the Fund, including changes in personnel, and concluded that it was appropriate to allow reasonable time to evaluate the effectiveness of this action.

22

Eaton Vance Special Equities Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates payable by the Portfolio and the Fund (referred to as "management fees"). As part of its review, the Board considered the management fees and the Fund's total expense ratio for the year ended September 30, 2005, as compared to a group of similarly managed funds selected by an independent data provider.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund's total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Portfolio, the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Portfolio and the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Portfolio and other advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Fund, the Adviser and its affiliates and the Fund can be expected to continue to share such benefits equitably.

23

Eaton Vance Special Equities Fund

INVESTMENT MANAGEMENT

Eaton Vance Special Equities Fund

Officers
Thomas E. Faust Jr.
President
J. Scott Craig
Vice President
William E. Dodge
Vice President
Gregory R. Greene
Vice President
Elizabeth S. Kenyon
Vice President
Duke E. Laflamme
Vice President
Thomas H. Luster
Vice President
George C. Pierides
Vice President
Barbara E. Campbell
Treasurer
Alan R. Dynner
Secretary
Paul M. O'Neil
Chief Compliance Officer	Trustees Samuel L. Hayes, III Chairman Benjamin C. Esty James B. Hawkes William H. Park Ronald A. Pearlman Norton H. Reamer Lynn A. Stout Ralph F. Verni

Special Equities Portfolio

Officers Duncan W. Richardson President Nancy B. Tooke Vice President and Portfolio Manager Kevin M. Connerty Treasurer Alan R. Dynner Secretary Paul M. O'Neil Chief Compliance Officer	Trustees Samuel L. Hayes, III Chairman Benjamin C. Esty James B. Hawkes William H. Park Ronald A. Pearlman Norton H. Reamer Lynn A. Stout Ralph F. Verni

24

Investment Adviser of Special Equities Portfolio
Boston Management and Research

The Eaton Vance Building

255 State Street

Boston, MA 02109

Administrator of Eaton Vance Special Equities Fund
Eaton Vance Management

The Eaton Vance Building

255 State Street

Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building

255 State Street

Boston, MA 02109

(617) 482-8260

Custodian
Investors Bank & Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Eaton Vance Special Equities Fund

The Eaton Vance Building

255 State Street

Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-225-6265.

172-8/06  SESRC

Semiannual Report June 30, 2006

EATON VANCE
UTILITIES
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS, AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

• Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

• None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

• Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

• We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Utilities Fund as of June 30, 2006

INVESTMENT UPDATE

Judith A. Saryan, CFA

Portfolio Manager

The Fund

Performance for the Past Six Months

•                  For the six months ended June 30, 2006, the Fund’s Class A shares had a total return of 7.70%. This return was the result of an increase in net asset value (NAV) per share to $12.02 on June 30, 2006, from $11.48 on December 31, 2005, and the reinvestment of $0.125 per share in dividend income and $0.211 per share in capital gains.(1)

•                  The Fund’s Class B shares had a total return of 7.29% for the same period, the result of an increase in NAV per share to $12.03 on June 30, 2006, from $11.49 on December 31, 2005, and the reinvestment of $0.080 per share in dividend income and $0.211 per share in capital gains.(1)

•                  The Fund’s Class C shares had a total return of 7.20% for the same period, the result of an increase in NAV per share to $12.03 on June 30, 2006, from $11.50 on December 31, 2005, and the reinvestment of $0.080 per share in dividend income and $0.211 per share in capital gains.(1)

•                  The Fund’s Class I shares had a total return of 7.84% for the same period, the result of an increase in NAV per share to $12.02 on June 30, 2006, from $11.48 on December 31, 2005, and the reinvestment of $0.140 per share in dividend income and $0.211 per share in capital gains.(1)

•                  For comparison, during the same period, the S&P 500 Utilities Index — an unmanaged index of certain utility stocks — had a total return of 4.47%, while the average return for the Fund’s Lipper Classification, Lipper Utilities Funds, was 6.91%.(2)

Management Discussion

•                  During the six months ended June 30, 2006, global equities underwent a fundamental performance shift. In the first quarter of 2006, stocks continued their late-2005 rally, as companies reported strong profits, consumer spending remained healthy, and core inflation remained moderate. Small- and mid-cap growth stocks generally outperformed, while utility stocks lagged. In the second quarter of 2006, Federal Reserve statements about inflation caused investors to become more cautious. As a result, stocks that have greater risk characteristics, such as growth stocks and emerging markets stocks, declined sharply in May and remained volatile through the end of the period. A flight to quality ensued which was beneficial for utility stocks.

•                  During the six months ended June 30, 2006, Eaton Vance Utilities Fund outpaced the S&P 500 Utilities Index and the average return of the Lipper Utilities Funds classification. The Fund outperformed primarily because of stock selection in the utilities and energy sectors, but also, to a lesser extent, from selection in the information technology, industrials, and consumer discretionary sectors. The Fund’s performance was further helped by investments in Europe, especially in the electric utilities sector. The S&P 500 Utilities Index does not include foreign utility stocks.(2)

•                  During the six-month period, management’s continued emphasis on higher-quality integrated utilities with strong cash flows and steady earnings growth was particularly beneficial, as these securities made the strongest contributions to relative performance. Although the Portfolio remained overweighted in energy stocks, management reduced positions in exploration and production stocks, taking profits after these issues had seen gains. Management became less positive about the near-term outlook for energy securities during the period because of the combination of unseasonably mild winter weather across the U.S. this past winter, growing storage levels, and the strong run-up in energy stock prices over the past several years.

•                  The Portfolio’s position in wireless service stocks within the telecommunications sector was disappointing, as this sector proved to be the only one that detracted from the Fund’s relative performance. However, management’s stock selection within the diversified telecommunication services industry, especially among some of the large wireline companies, was beneficial.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. For performance as of the most recent month-end, please refer to www.eatonvance.com.

The views expressed throughout this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

(1)

These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, returns would be lower. Class I shares generally have no sales charge.

(2)

It is not possible to invest directly in an Index or a Lipper Classification. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

1

Eaton Vance Utilities Fund as of June 30, 2006

FUND PERFORMANCE

Performance(1)	Class A	Class B	Class C	Class I

Average Annual Total Returns (at net asset value)
One Year	17.11%	16.25%	16.20%	17.40%
Five Years	9.89	9.05	9.04	N/A
Ten Years	12.27	11.41	11.22	N/A
Life of Fund†	13.19	10.13	9.94	18.16

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	10.40%	11.25%	15.20%	17.40%
Five Years	8.60	8.76	9.04	N/A
Ten Years	11.61	11.41	11.22	N/A
Life of Fund†	12.92	10.13	9.94	18.16

†Inception Dates – Class A: 12/18/81; Class B and Class C: 11/1/93; Class I: 6/20/05

(1)          Average annual total returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, returns would be lower. SEC average annual total returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B shares reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC 1-year return for Class C reflects a 1% CDSC. Class I shares generally have no sales charge.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.eatonvance.com.

Common Stock Investments by Sector(2)

By net assets

(2)   Portfolio information may not be representative of the Portfolio’s current or future investments and may change due to active management.

Top Ten Equity Holdings(3)

By net assets

TXU Corp.	4.1%
FirstEnergy Corp.	2.6%
Mirant Corp.	2.6%
Exelon Corp.	2.6%
Verizon Communications	2.4%
AT&T Inc.	2.4%
BellSouth Corp.	2.3%
Edison International	2.3%
Sprint Nextel Corp.	2.3%
PG&E Corp.	2.2%

(3)   Top Ten Holdings represented 25.8% of Portfolio net assets as of 6/30/06. Portfolio information may not be representative of the Portfolio’s current or future investments and may change due to active management.

2

Eaton Vance Utilities Fund as of June 30, 2006

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2006 – June 30, 2006).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Utilities Fund

	Beginning Account Value (1/1/06)	Ending Account Value (6/30/06)	Expenses Paid During Period* (1/1/06 – 6/30/06)
Actual
Class A	$1,000.00	$1,077.00	$5.56
Class B	$1,000.00	$1,072.90	$9.41
Class C	$1,000.00	$1,072.00	$9.40
Class I	$1,000.00	$1,078.40	$4.28
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.40	$5.41
Class B	$1,000.00	$1,015.70	$9.15
Class C	$1,000.00	$1,015.70	$9.15
Class I	$1,000.00	$1,020.70	$4.16

* Expenses are equal to the Fund's annualized expense ratio of 1.08% for Class A shares, 1.83% for Class B shares, 1.83% for Class C shares, and 0.83% for Class I shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on December 31, 2005. The Example reflects the expenses of both the Fund and the Portfolio.

3

Eaton Vance Utilities Fund as of June 30, 2006

FINANCIAL STATEMENTS (Unaudited)

Statement of Assets and Liabilities

As of June 30, 2006

Assets
Investment in Utilities Portfolio, at value (identified cost, $811,110,927)	$1,024,639,795
Receivable for Fund shares sold	2,214,030
Prepaid expenses	3,595
Total assets	$1,026,857,420
Liabilities
Payable for Fund shares redeemed	$1,276,565
Payable to affiliate for distribution and service fees	713,102
Payable to affiliate for Trustees' fees	962
Accrued expenses	205,381
Total liabilities	$2,196,010
Net Assets	$1,024,661,410
Sources of Net Assets
Paid-in capital	$727,777,768
Accumulated net realized gain from Portfolio (computed on the basis of identified cost)	77,118,167
Undistributed net investment income	6,236,607
Net unrealized appreciation from Portfolio (computed on the basis of i dentified cost)	213,528,868
Total	$1,024,661,410
Class A Shares
Net Assets	$782,270,393
Shares Outstanding	65,092,968
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$12.02
Maximum Offering Price Per Share (100 ÷ 94.25 of $12.02)	$12.75
Class B Shares
Net Assets	$108,725,710
Shares Outstanding	9,037,956
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$12.03
Class C Shares
Net Assets	$128,220,851
Shares Outstanding	10,656,085
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$12.03
Class I Shares
Net Assets	$5,444,456
Shares Outstanding	452,989
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$12.02
On sales of $50,000 or more, the offering price of Class A shares is reduced.

Statement of Operations

For the Six Months Ended
June 30, 2006

Investment Income
Dividends allocated from Portfolio (net of foreign taxes, $1,343,278)	$19,450,194
Interest allocated from Portfolio	311,999
Security lending income allocated from Portfolio, net	584,864
Expenses allocated from Portfolio	(3,375,514)
Net investment income from Portfolio	$16,971,543
Expenses
Trustees' fees and expenses	$1,729
Distribution and service fees Class A	911,968
Class B	534,546
Class C	637,161
Transfer and dividend disbursing agent fees	446,625
Printing and postage	95,725
Registration fees	60,024
Legal and accounting services	22,825
Custodian fee	17,290
Miscellaneous	8,138
Total expenses	$2,736,031
Net investment income	$14,235,512
Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) — Investment transactions (identified cost basis)	$78,031,042
Foreign currency transactions	(395,780)
Net realized gain	$77,635,262
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$(23,394,432)
Foreign currency	80,087
Net change in unrealized appreciation (depreciation)	$(23,314,345)
Net realized and unrealized gain	$54,320,917
Net increase in net assets from operations	$68,556,429

See notes to financial statements

4

Eaton Vance Utilities Fund as of June 30, 2006

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005
From operations — Net investment income	$14,235,512	$16,514,800
Net realized gain from investment and foreign currency transactions	77,635,262	39,200,891
Net change in unrealized appreciation (depreciation) from investments and foreign currency	(23,314,345)	81,890,775
Net increase in net assets from operations	$68,556,429	$137,606,466
Distributions to shareholders — From net investment income Class A	$(7,776,012)	$(14,610,423)
Class B	(720,545)	(1,205,670)
Class C	(857,591)	(1,184,353)
Class I	(61,107)	(61,315)
From net realized gain Class A	(12,626,189)	—
Class B	(1,896,641)	—
Class C	(2,292,715)	—
Class I	(90,772)	—
Total distributions to shareholders	$(26,321,572)	$(17,061,761)
Transactions in shares of beneficial interest — Proceeds from sale of shares Class A	$144,796,331	$173,999,699
Class B	12,946,605	34,484,459
Class C	19,032,036	61,859,954
Class I	473,727	4,584,156
Net asset value of shares issued to shareholders in payment of distributions declared Class A	14,852,837	10,262,514
Class B	1,687,273	752,240
Class C	1,622,387	571,671
Class I	149,546	61,315
Cost of shares redeemed Class A	(75,907,164)	(100,140,078)
Class B	(11,187,535)	(17,590,873)
Class C	(20,214,890)	(20,875,653)
Class I	(197,488)	(133,808)
Net asset value of shares exchanged Class A	2,027,711	2,003,789
Class B	(2,027,711)	(2,003,789)
Net increase in net assets from Fund share transactions	$88,053,665	$147,835,596
Net increase in net assets	$130,288,522	$268,380,301

Net Assets	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005
At beginning of period	$894,372,888	$625,992,587
At end of period	$1,024,661,410	$894,372,888
Undistributed net investment income included in net assets
At end of period	$6,236,607	$1,416,350

See notes to financial statements

5

Eaton Vance Utilities Fund as of June 30, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class A
	Six Months Ended June 30, 2006		Year Ended December 31,
	(Unaudited)(1)		2005(1)		2004(1)		2003(1)	2002(1)	2001(1)
Net asset value — Beginning of period	$11.480		$9.790		$8.040		$6.580	$7.740	$10.060
Income (loss) from operations
Net investment income	$0.186		$0.252		$0.238		$0.196	$0.207	$0.141
Net realized and unrealized gain (loss)	0.690		1.708		1.743		1.474	(1.174)	(1.997)
Total income (loss) from operations	$0.876		$1.960		$1.981		$1.670	$(0.967)	$(1.856)
Less distributions
From net investment income	$(0.125)		$(0.270)		$(0.231)		$(0.210)	$(0.193)	$(0.155)
From net realized gain	(0.211)		—		—		—	—	(0.309)
Total distributions	$(0.336)		$(0.270)		$(0.231)		$(0.210)	$(0.193)	$(0.464)
Net asset value — End of period	$12.020		$11.480		$9.790		$8.040	$6.580	$7.740
Total Return(2)	7.70%		20.24%		25.11%		25.92%	(12.50)%	(18.93)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$782,270		$664,966		$488,659		$358,460	$295,493	$360,738
Ratios (As a percentage of average daily net assets):
Expenses(3)	1.08	%(4)†	1.08	%†	1.10	%†	1.15%	1.14%	1.10%
Expenses after custodian fee reduction(3)	1.08	%(4)†	1.08	%†	1.10	%†	1.15%	1.14%	1.10%
Interest expense(3)	—	(5)	—	(5)	—	(5)	— (5)	— (5)	0.01%
Net investment income	3.14	%(4)†	2.35	%†	2.79	%†	2.81%	2.99%	1.62%
Portfolio Turnover of the Portfolio	46%		54%		59%		106%	146%	169%

†  The operating expenses of the Portfolio reflect a reduction of the investment adviser fee. Had such actions not been taken, the ratios would have been the same.

(1)  Net investment income per share was computed using average shares outstanding.

(2)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)  Includes the Fund's share of the Portfolio's allocated expenses.

(4)  Annualized.

(5)  Represents less than 0.01%.

See notes to financial statements

6

Eaton Vance Utilities Fund as of June 30, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class B
	Six Months Ended June 30, 2006		Year Ended December 31,
	(Unaudited)(1)		2005(1)(2)		2004(1)(2)		2003(1)(2)	2002(1)(2)	2001(1)(2)
Net asset value — Beginning of period	$11.490		$9.750		$8.010		$6.560	$7.730	$9.970
Income (loss) from operations
Net investment income	$0.136		$0.171		$0.166		$0.142	$0.155	$0.075
Net realized and unrealized gain (loss)	0.695		1.711		1.736		1.472	(1.178)	(1.980)
Total income (loss) from operations	$0.831		$1.882		$1.902		$1.614	$(1.023)	$(1.905)
Less distributions
From net investment income	$(0.080)		$(0.142)		$(0.162)		$(0.164)	$(0.147)	$(0.082)
From net realized gain	(0.211)		—		—		—	—	(0.253)
Total distributions	$(0.291)		$(0.142)		$(0.162)		$(0.164)	$(0.147)	$(0.335)
Net asset value — End of period	$12.030		$11.490		$9.750		$8.010	$6.560	$7.730
Total Return(3)	7.29%		19.40%		24.15%		25.03%	(13.24)%	(19.51)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$108,726		$102,515		$72,435		$71,199	$43,244	$54,199
Ratios (As a percentage of average daily net assets):
Expenses(4)	1.83	%(5)†	1.83	%†	1.85	%†	1.90%	1.89%	1.85%
Expenses after custodian fee reduction(4)	1.83	%(5)†	1.83	%†	1.85	%†	1.90%	1.89%	1.85%
Interest expense(4)	—	(6)	—	(6)	—	(6)	— (6)	— (6)	0.01%
Net investment income	2.30	%(5)†	1.59	%†	1.96	%†	2.03%	2.24%	0.87%
Portfolio Turnover of the Portfolio	46%		54%		59%		106%	146%	169%

†  The operating expenses of the Portfolio reflect a reduction of the investment adviser fee. Had such actions not been taken, the ratios would have been the same.

(1)  Net investment income per share was computed using average shares outstanding.

(2)  Per Share data have been restated to reflect the effects of a 1.2215569-for-1 stock split effective on November 11, 2005.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)  Includes the Fund's share of the Portfolio's allocated expenses.

(5)  Annualized.

(6)  Represents less than 0.01%.

See notes to financial statements

7

Eaton Vance Utilities Fund as of June 30, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class C
	Six Months Ended June 30, 2006		Year Ended December 31,
	(Unaudited)(1)		2005(1)(2)		2004(1)(2)		2003(1)(2)	2002(1)(2)	2001(1)(2)
Net asset value — Beginning of period	$11.500		$9.740		$7.990		$6.540	$7.690	$9.900
Income (loss) from operations
Net investment income	$0.136		$0.165		$0.170		$0.138	$0.154	$0.075
Net realized and unrealized gain (loss)	0.685		1.720		1.741		1.467	(1.164)	(1.977)
Total income (loss) from operations	$0.821		$1.885		$1.911		$1.605	$(1.010)	$(1.902)
Less distributions
From net investment income	$(0.080)		$(0.125)		$(0.161)		$(0.155)	$(0.140)	$(0.075)
From net realized gain	(0.211)		—		—		—	—	(0.233)
Total distributions	$(0.291)		$(0.125)		$(0.161)		$(0.155)	$(0.140)	$(0.308)
Net asset value — End of period	$12.030		$11.500		$9.740		$7.990	$6.540	$7.690
Total Return(3)	7.20%		19.48%		24.13%		25.03%	(13.24)%	(19.55)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$128,221		$122,099		$64,898		$28,546	$11,363	$9,652
Ratios (As a percentage of average daily net assets):
Expenses(4)	1.83	%(5)†	1.83	%†	1.85	%†	1.90%	1.89%	1.85%
Expenses after custodian fee reduction(4)	1.83	%(5)†	1.83	%†	1.85	%†	1.90%	1.89%	1.85%
Interest expense(4)	—	(6)	—	(6)	—	(6)	— (6)	— (6)	0.01%
Net investment income	2.30	%(5)†	1.54	%†	2.00	%†	1.96%	2.25%	0.87%
Portfolio Turnover of the Portfolio	46%		54%		59%		106%	146%	169%

†  The operating expenses of the Portfolio reflect a reduction of the investment adviser fee. Had such actions not been taken, the ratios would have been the same.

(1)  Net investment income per share was computed using average shares outstanding.

(2)  Per share data have been restated to reflect the effects of a 1.3259196-for-1 stock split effective on November 11, 2005.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)  Includes the Fund's share of the Portfolio's allocated expenses.

(5)  Annualized.

(6)  Represents less than 0.01%.

See notes to financial statements

8

Eaton Vance Utilities Fund as of June 30, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class I
	Six Months Ended June 30, 2006 (Unaudited)(1)		Period Ended December 31, 2005(1)(2)
Net asset value — Beginning of period	$11.480		$10.570
Income (loss) from operations
Net investment income	$0.197		$0.106
Net realized and unrealized gain	0.694		0.980
Total income from operations	$0.891		$1.086
Less distributions
From net investment income	$(0.140)		$(0.176)
From net realized gain	(0.211)		—
Total distributions	$(0.351)		$(0.176)
Net asset value — End of period	$12.020		$11.480
Total Return(3)	7.84%		10.31%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$5,444		$4,793
Ratios (As a percentage of average daily net assets):
Expenses(4)	0.83	%(6)†	0.83	%(6)†
Expenses after custodian fee reduction(4)	0.83	%(6)†	0.83	%(6)†
Interest expense(4)	—	(5)(6)	—	(5)(6)
Net investment income	3.33	%(6)†	1.76	%(6)†
Portfolio Turnover of the Portfolio	46%		54	%(7)

†  The operating expenses of the Portfolio reflect a reduction of the investment adviser fee. Had such actions not been taken, the ratios would have been the same.

(1)  Net investment income per share was computed using average shares outstanding.

(2)  For the period from the start of business on June 20, 2005 to December 31, 2005.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4)  Includes the Fund's share of the Portfolio's allocated expenses.

(5)  Represents less than 0.01%.

(6)  Annualized.

(7)  For the Portfolio fiscal year January 1, 2005 through December 31, 2005.

See notes to financial statements

9

Eaton Vance Utilities Fund as of June 30, 2006

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1  Significant Accounting Policies

Eaton Vance Utilities Fund (the Fund) is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund offers four classes of shares: Class A, Class B, Class C and Class I shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are subject to a contingent deferred sales charge (see Note 6). Class I shares are offered at net asset value and are not subject to a sales charge. The Trustees have adopted a conversion feature pursuant to which Class B shares of the Fund automatically convert to Class A shares eight years after their purchase as described in the Fund's prospectus. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in the Utilities Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (99.9% at June 30, 2006). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund's net investment income or loss consists of the Fund's pro rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders, each year, substantially all of its net investment income and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. The Fund, for federal income tax purposes, had a capital loss carryover which will reduce the Fund's taxable income arising from future net realized gain on investment transactions, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. During the year ended December 31, 2005, capital loss carryovers of $21,632,478 were utilized to offset net realized gains.

D  Other — Investment transactions are accounted for on the date the securities are purchased or sold. Dividends to shareholders are recorded on the ex-dividend date.

E  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

H  Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian of the Fund. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily

10

Eaton Vance Utilities Fund as of June 30, 2006

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

cash balance the Fund maintains with IBT. All credit balances, if any, are used to reduce the Fund's custodian fees and are reported as a reduction of expenses in the Statement of Operations.

I  Interim Financial Statements — The interim financial statements relating to June 30, 2006 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Fund's management reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2  Distributions to Shareholders

The Fund's policy is to distribute monthly substantially all of the net investment income allocated to the Fund by the Portfolio (less the Fund's direct expenses) and to distribute at least annually substantially all of its net realized capital gains so allocated. Distributions are paid in the form of additional shares of the same class or, at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

3  Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

Class A	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005
Sales	12,110,101	16,211,827
Issued to shareholders electing to receive payments of distributions in Fund shares	1,255,834	951,793
Redemptions	(6,352,667)	(9,365,886)
Exchange from Class B shares	168,433	186,272
Net increase	7,181,701	7,984,006

Class B	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005(1)
Sales	1,082,507	3,248,216
Issued to shareholders electing to receive payments of distributions in Fund shares	142,638	69,184
Redemptions	(936,755)	(1,638,658)
Exchange to Class A shares	(170,078)	(186,394)
Net increase	118,312	1,492,348
Class C	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005(2)
Sales	1,589,970	5,821,556
Issued to shareholders electing to receive payments of distributions in Fund shares	137,124	52,258
Redemptions	(1,692,277)	(1,915,895)
Net increase	34,817	3,957,919
Class I	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005
Sales	39,501	423,954
Issued to shareholders electing to receive payments of distributions in Fund shares	12,641	5,401
Redemptions	(16,489)	(12,019)
Net increase	35,653	417,336

(1)  Transactions reflect the effects of a 1.2215569-for-1 stock split effective on November 11, 2005.

(2)  Transactions reflect the effects of a 1.3259196-for-1 stock split effective on November 11, 2005.

4  Transactions with Affiliates

Eaton Vance Management (EVM) serves as the administrator of the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. Except as to Trustees of the Fund and the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Fund out of such investment adviser fee. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based

11

Eaton Vance Utilities Fund as of June 30, 2006

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

upon the actual expenses incurred by EVM in the performance of those services. For the six months ended June 30, 2006, EVM received $22,778 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $174,288 from the Fund as its portion of the sales charge on sales of Class A shares for the six months ended June 30, 2006.

Certain officers and Trustees of the Fund and of the Portfolio are officers of the above organizations.

5  Distribution Plans

Class A has in effect a distribution plan pursuant to Rule 12b-1 (Class A Plan). The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% (annualized) of the Fund's average daily net assets attributable to Class A shares for each fiscal year for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued for the six months ended June 30, 2006 amounted to $911,968 for Class A shares. The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Class B and Class C Plans require the Fund to pay EVD amounts equal to 1/365 of 0.75% (annualized) of the Fund's average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for the Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and daily amounts theretofore paid to EVD by each respective class. The fund paid or accrued $402,322 and $479,548 for Class B and Class C shares, respectively, to or payable to EVD for the six months ended June 30, 2006, representing 0.75% (annualized) of the average daily net assets for Class B and Class C shares. At June 30, 2006, the amount of Uncovered Distribution Charges of EVD calculated under the Plans was approximately $1,778,000 and $8,336,000 for Class B and Class C shares, respectively. The Class B and Class C Plans also authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% annually of the average daily net assets attributable to that Class. Service fees are paid for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the Class B and Class C sales commissions and distribution fees and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges to EVD. Service fees paid or accrued for the six months ended June 30, 2006 amounted to $132,224 and $157,613 for Class B and Class C shares, respectively.

6  Contingent Deferred Sales Charge

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. A CDSC of 1% is imposed on any redemption of Class A shares made within 12 months of purchase that were acquired at net asset value if the purchase amount was $1 million or more. Investors who purchase Class A shares in a single fund purchased in a single transaction at net asset value in amounts of $5 million or more will not be subject to any CDSC for such investment or any subsequent investment in the same fund. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. The Class B CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares will be subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Distribution Plans (See Note 5). CDSC charges received when no Uncovered Distribution Charges exist will be retained by the Fund. The Fund was informed that EVD received approximately $212, $126,000 and $37,000 of CDSC paid by shareholders for Class A, Class B and Class C shares, respectively for the six months ended June 30, 2006.

7  Investment Transactions

Increases and decreases in the Fund's investment in the Portfolio aggregated $177,454,923 and $118,639,677, respectively, for the six months ended June 30, 2006.

12

Eaton Vance Utilities Fund as of June 30, 2006

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

8  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, ("FIN 48") "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes." This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006. The Fund is currently evaluating the impact of applying the various provisions of FIN 48.

13

Utilities Portfolio as of June 30, 2006

PORTFOLIO OF INVESTMENTS (Unaudited)

Common Stocks — 97.3%
Security	Shares	Value
Broadcasting and Cable — 3.7%
Inmarsat PLC	1,800,000	$11,401,540
Ovation, Inc.(1)(2)	18,040	0
PanAmSat Holding Corp.	419,005	10,470,935
Rogers Communications, Inc., Class B(3)	400,000	16,160,000
		$38,032,475
Chemicals — 0.0%
Arkema ADR(1)	1,249	$48,726
		$48,726
Electric Utilities — 44.4%
Allegheny Energy, Inc.(1)	592,900	$21,978,803
ALLETE, Inc.	316,666	14,994,135
BKW FMB Energie AG	60,000	5,223,102
British Energy Group PLC(1)	1,000,000	12,425,373
Drax Group PLC(1)	650,000	9,862,196
E.ON AG ADR(3)	360,000	13,806,000
Edison International	600,000	23,400,000
Endesa SA ADR(3)	650,000	20,878,000
Entergy Corp.	225,000	15,918,750
Exelon Corp.(3)	461,250	26,212,838
FirstEnergy Corp.	500,000	27,105,000
Fortis, Inc.	200,000	4,008,632
Fortum Oyj	850,000	21,708,970
FPL Group, Inc.(3)	281,860	11,663,367
International Power PLC ADR(3)	400,000	21,320,000
ITC Holdings Corp.	250,000	6,645,000
Mirant Corp.(1)(3)	1,000,000	26,790,000
Northeast Utilities	100,000	2,067,000
NorthWestern Corp.	375,000	12,881,250
NRG Energy, Inc.(1)	305,000	14,694,900
Oesterreichische Elektrizitaetswirtschafts AG, Class A(1)	300,000	14,418,786
PG&E Corp.(3)	575,000	22,586,000
PPL Corp.	600,000	19,380,000
Public Power Corp.	65,000	1,537,237
RWE AG	220,000	18,251,915
Scottish and Southern Energy PLC	650,000	13,826,566
Scottish Power PLC	873,015	9,405,959
TXU Corp.	700,000	41,853,000
		$454,842,779

Security	Shares	Value
Engineering and Construction — 2.8%
Bouygues SA(3)	350,000	$17,966,461
Halliburton Co.	140,000	10,389,400
		$28,355,861
Gas Utilities — 1.7%
AGL Resources, Inc.	50,000	$1,906,000
Enbridge, Inc.	50,000	1,528,500
Equitable Resources, Inc.	70,000	2,345,000
TransCanada Corp.(3)	400,000	11,472,000
		$17,251,500
Integrated Oil — 1.7%
Statoil ASA ADR(3)	500,000	$14,260,000
Total SA ADR(3)	50,000	3,276,000
		$17,536,000
Oil and Gas-Exploration and Production — 0.9%
Southwestern Energy Co.(1)	204,000	$6,356,640
Talisman Energy, Inc.	150,000	2,622,000
		$8,978,640
Oil and Gas-Refining and Marketing — 1.3%
Neste Oil Oyj	380,000	$13,350,210
		$13,350,210
Telecommunications Services — 19.3%
AT&T, Inc.	900,000	$25,101,000
BCE, Inc.(3)	385,400	9,114,710
BellSouth Corp.	650,000	23,530,000
BT Group PLC ADR(3)	300,000	13,287,000
Chunghwa Telecom Co., Ltd. ADR	254,800	4,706,156
Embarq Corp.(1)	38,000	1,557,620
Koninklijke (Royal) KPN NV	1,000,000	11,234,449
Qwest Communications International, Inc.(1)(3)	250,000	2,022,500
Sprint Corp.(3)	1,160,000	23,188,400
Telefonos de Mexico SA de CV (Telmex) ADR	775,000	16,143,250
Telekom Austria AG	200,000	4,451,461
Telenor ASA	1,500,000	18,128,937
TELUS Corp.(3)	500,000	20,190,000
Verizon Communications, Inc.	750,000	25,117,500
		$197,772,983

See notes to financial statements

14

Utilities Portfolio as of June 30, 2006

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Security	Shares	Value
Utilities-Electric and Gas — 13.0%
CMS Energy Corp.(1)	1,000,000	$12,940,000
Constellation Energy Group, Inc.	190,000	10,358,800
Dominion Resources, Inc.	100,000	7,479,000
Dynegy, Inc., Class A(1)	500,000	2,735,000
E.ON AG	100,000	11,491,489
Electricite de France(3)	300,000	15,832,424
Iberdrola SA	500,000	17,201,904
MDU Resources Group, Inc.	130,000	4,759,300
National Grid PLC	494,772	5,347,015
Public Service Enterprise Group, Inc.	100,000	6,612,000
Sempra Energy	220,000	10,005,600
Suez SA ADR(3)	350,000	14,612,500
TransAlta Corp.	500,000	10,350,000
Wisconsin Energy Corp.	100,000	4,030,000
		$133,755,032
Water Utilities — 3.4%
Aqua America, Inc.	200,000	$4,558,000
Basin Water, Inc.(1)(3)	105,000	1,052,100
Severn Trent PLC	300,000	6,487,584
United Utilities PLC	315,103	3,732,128
Veolia Environment ADR(3)	375,000	19,395,000
		$35,224,812
Wireless Telecommunication Services — 5.1%
Alltel Corp.	325,000	$20,744,750
China Netcom Group Corp. (Hong Kong), Ltd. ADR(3)	2,500	87,900
Leap Wireless International, Inc.(1)	200,000	9,490,000
Vodafone Group PLC ADR(3)	1,050,000	22,365,000
		$52,687,650
Total Common Stocks (identified cost $781,442,272)		$997,836,668

Preferred Stocks — 0.1%
Security	Shares	Value
Broadcasting and Cable — 0.1%
Ovation, Inc. (PIK)(1)(2)	807	$630,000
		$630,000
Total Preferred Stocks (identified cost $3,595,225)		$630,000
Convertible Bonds — 0.0%
Security	Principal Amount (000's omitted)	Value
Reliant Resources, Inc., 5.00%, 8/15/10(4)	$100	$137,625
Total Convertible Bonds (identified cost, $100,000)		$137,625
Warrants — 0.0%
Security	Shares	Value
Communications Equipment — 0.0%
Lucent Technologies, Inc., Exp. 12/10/07(1)	8,205	$2,215
		$2,215
Total Warrants (identified cost $0)		$2,215
Short-Term Investments — 16.7%
Security	Principal Amount (000's omitted)	Value
Eaton Vance Cash Collateral Fund, LLC, 5.19%(5)	$148,965	$148,964,948
Investors Bank and Trust Company Time Deposit, 5.30%, 7/3/06	2,000	2,000,000
Societe Generale Time Deposit, 5.281%, 7/3/06	20,403	20,403,000
Total Short-Term Investments (at amortized cost, $171,367,948)		$171,367,948

See notes to financial statements

15

Utilities Portfolio as of June 30, 2006

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Value
Total Investments — 114.1% (identified cost $956,505,445)	$1,169,974,456
Other Assets, Less Liabilities — (14.1)%	$(144,730,102)
Net Assets — 100.0%	$1,025,244,354

ADR - American Depository Receipt

PIK - Payment In Kind.

(1)  Non-income producing security.

(2)  Private Placement security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

(3)  All or a portion of these securities were on loan at June 30, 2006.

(4)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2006, the aggregate value of the securities is $137,625 or 0.0% of the Portfolio's net assets.

(5)  Affiliated fund investing in high quality, U.S. dollar denominated money market instruments that is available only to Eaton Vance portfolios and funds. The rate shown is the annualized seven-day yield as of June 30, 2006. The amount invested therein by the Portfolio represents cash collateral received for securities on loan at June 30, 2006. Other Assets, Less Liabilities includes an equal and offsetting liability of the Portfolio to repay collateral amounts upon the return of loaned securities.

Country Concentration of Portfolio
Country	Percentage of Total Investments	Value
United States	72.8%	$851,242,908
Canada	6.5	75,445,842
United Kingdom	6.2	72,488,361
Finland	3.0	35,059,180
France	2.9	33,798,885
Germany	2.5	29,743,404
Austria	1.6	18,870,247
Norway	1.5	18,128,937
Spain	1.5	17,201,904
Netherlands	1.0	11,234,449
Switzerland	0.4	5,223,102
Greece	0.1	1,537,237
	100.0%	$1,169,974,456

See notes to financial statements

16

Utilities Portfolio as of June 30, 2006

FINANCIAL STATEMENTS (Unaudited) CONT'D

Statement of Assets and Liabilities

As of June 30, 2006

Assets
Investments, at value, including $143,042,872 of securities on loan (identified cost, $956,505,445)	$1,169,974,456
Foreign currency, at value (identified cost, $151,726)	154,496
Receivable for investments sold	4,773,182
Interest and dividends receivable	5,848,381
Tax reclaim receivable	240,193
Total assets	$1,180,990,708
Liabilities
Collateral for securities loaned	$148,964,948
Payable for investments purchased	5,537,260
Payable to affiliate for investment advisory fees	531,575
Due to custodian	7,408
Payable to affiliate for Trustees' fees	6,179
Accrued expenses	698,984
Total liabilities	$155,746,354
Net Assets applicable to investors' interest in Portfolio	$1,025,244,354
Sources of Net Assets
Net proceeds from capital contributions and withdrawals	$811,729,711
Net unrealized appreciation (computed on the basis of identified cost)	213,514,643
Total	$1,025,244,354

Statement of Operations

For the Six Months Ended
June 30, 2006

Investment Income
Dividends (net of foreign taxes, $1,343,965)	$19,459,755
Interest	311,853
Security lending income, net	585,449
Total investment income	$20,357,057
Expenses
Investment adviser fee	$3,116,981
Trustees' fees and expenses	12,572
Custodian fee	217,872
Legal and accounting services	20,335
Interest expense	10,873
Miscellaneous	6,793
Total expenses	$3,385,426
Deduct — Reduction of custodian fee	$12
Reduction of investment adviser fee	8,369
Total expense reductions	$8,381
Net expenses	$3,377,045
Net investment income	$16,980,012
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$78,063,204
Foreign currency transactions	(395,907)
Net realized gain	$77,667,297
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$(23,409,148)
Foreign currency	80,122
Net change in unrealized appreciation (depreciation)	$(23,329,026)
Net realized and unrealized gain	$54,338,271
Net increase in net assets from operations	$71,318,283

See notes to financial statements

17

Utilities Portfolio as of June 30, 2006

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005
From operations — Net investment income	$16,980,012	$20,809,919
Net realized gain from investment and foreign currency transactions	77,667,297	39,201,416
Net change in unrealized appreciation (depreciation) from investments and foreign currency	(23,329,026)	81,891,226
Net increase in net assets from operations	$71,318,283	$141,902,561
Capital transactions — Contributions	$177,940,082	$276,060,443
Withdrawals	(118,627,252)	(148,988,747)
Net increase in net assets from capital transactions	$59,312,830	$127,071,696
Net increase in net assets	$130,631,113	$268,974,257
Net Assets
At beginning of period	$894,613,241	$625,638,984
At end of period	$1,025,244,354	$894,613,241

See notes to financial statements

18

Utilities Portfolio as of June 30, 2006

FINANCIAL STATEMENTS CONT'D

Supplementary Data

	Six Months Ended June 30, 2006		Year Ended December 31,
	(Unaudited)		2005	2004	2003	2002	2001
Ratios/Supplemental Data†
Ratios (As a percentage of average daily net assets):
Net expenses	0.69	%(1)	0.70%	0.72%	0.72%	0.73%	0.71%
Net expenses after custodian fee reduction	0.69	%(1)	0.70%	0.72%	0.72%	0.73%	0.71%
Interest expense	—	(2)	— (2)	— (2)	— (2)	— (2)	0.01%
Net investment income	3.50	%(1)	2.72%	3.16%	3.22%	3.40%	2.00%
Portfolio Turnover	46%		54%	59%	106%	146%	169%
Total Return	7.89%		20.68%	25.57%	26.44%	(12.13)%	(18.61)%
Net assets, end of period (000's omitted)	$1,025,244		$894,613	$625,639	$458,339	$351,078	$425,707

†  The operating expenses of the Portfolio reflect a reduction of the investment adviser fee. Had such actions not been taken, the ratios and net investment income per share would have been the same.

(1)  Annualized.

(2)  Represents less than 0.01%.

See notes to financial statements

19

Utilities Portfolio as of June 30, 2006

NOTES TO FINANCIAL STATEMENTS (Unaudited)

  1  Significant Accounting Policies

Utilities Portfolio (the Portfolio) is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Portfolio, which was organized as a trust under the laws of the State of New York on May 1, 1992, seeks total return by investing principally in dividend-paying common stocks and dividend-paying or interest-bearing securities that are convertible into common stock. The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. At June 30, 2006, the Eaton Vance Utilities Fund held an approximate 99.9% interest in the Portfolio. Under normal circumstances the Portfolio invests at least 80% of its net assets in equity securities of utilities companies. The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System generally are valued at the official NASDAQ closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on the principal exchange or board of trade on which the options are traded or, in the absence of sales on such date, at the mean between the latest bid and asked prices therefore. Futures positions on securities and currencies generally are valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If short-term debt securities are acquired with a remaining maturity of more than 60 days, they will be valued by a pricing service. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The daily valuation of exchange traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair valued securities. Investments held by the Portfolio for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

B  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio's understanding of the applicable countries' tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

C  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

20

Utilities Portfolio as of June 30, 2006

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

D  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

E  Delayed Delivery Transactions — The Portfolio may purchase or sell securities on a when-issued or forward commitment basis. Payment and delivery may take place at a period in time after the date of the transaction. At the time the transaction is negotiated, the price of the security that will be delivered and paid for is fixed. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

F  Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian to the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Portfolio maintains with IBT. All credit balances used to reduce the Portfolio's custodian fees are reported as a reduction of expenses in the Statement of Operations.

G  Other — Investment transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on securities sold are determined on the basis of identified cost.

H  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I   Indemnifications — Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

J  Interim Financial Statements — The interim financial statements relating to June 30, 2006 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Fund's management reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

  2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. The fee is payable monthly at the annual rate of 0.75% of the Portfolio's average daily net assets up to $500 million, 0.6875% from $500 million up to $1 billion, and at reduced rates as daily net assets exceed that level. However, BMR has contractually agreed to reduce its advisory fee to 0.65% of the Portfolio's average daily net assets up to $500 million, 0.625% from $500 million up to $1 billion, and at reduced rates as daily net assets exceed that level. This contractual reduction which cannot be terminated or modified without Trustee and shareholder consent, was accepted by a vote of the Trustees on June 14, 2004. For the six months ended June 30, 2006, the fee was equivalent to 0.642% (annualized) of the Portfolio's average daily net assets for such period and amounted to $3,116,981. Effective May 1, 2004, BMR has also agreed to reduce the investment advisor fee by an amount equal to that portion of commissions paid to broker dealers in execution of portfolio transactions that is consideration for third-party research services. For the six months

21

Utilities Portfolio as of June 30, 2006

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

ended June 30, 2006, BMR waived $8,369 of its advisory fee. Except as to Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee. Certain officers and Trustees of the Portfolio are officers of the above organizations. Trustees of the Portfolio that are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the six months ended June 30, 2006, no significant amounts have been deferred.

  3  Investment Transactions

Purchases and sales of investments, other than short-term obligations, aggregated $501,979,283, and $443,443,396, respectively, for the six months ended June 30, 2006.

  4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) in value of the investments owned at June 30, 2006, as determined on a federal income tax basis, were as follows:

Aggregate cost	$956,505,445
Gross unrealized appreciation	$226,748,672
Gross unrealized depreciation	(13,279,661)
Net unrealized appreciation	$213,469,011

The net unrealized appreciation on foreign currency was $23,817 at June 30, 2006.

  5  Line of Credit

The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each portfolio or fund based on its borrowings at an amount above the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the six months ended June 30, 2006.

  6  Overdraft Advances

Pursuant to the custodian agreement between the Portfolio and Investors Bank & Trust (IBT), IBT may in its discretion advance funds to the Portfolio to make properly authorized payments. When such payments result in an overdraft by the Portfolio, the Portfolio is obligated to repay IBT at the current rate of interest charged by IBT for secured loans (currently, a rate above the Federal Funds rate). This obligation is payable on demand to IBT. IBT has a lien on the Portfolio's assets to the extent of any overdraft. At June 30, 2006, the Portfolio had payments due to IBT pursuant to the foregoing arrangement of $7,408.

  7  Securities Lending Agreement

The Portfolio has established a securities lending agreement with a securities lending agent, IBT, in which the Portfolio lends portfolio securities to qualified borrowers in exchange for collateral consisting of either cash or U.S. government securities in an amount at least equal to the market value of the securities on loan. Cash collateral is invested in Eaton Vance Cash Collateral Fund, LLC (Cash Collateral Fund). Cash Collateral Fund invests in high quality money market instruments. The Portfolio earns interest on the amount invested in Cash Collateral Fund but it must pay the broker a loan rebate fee computed as a varying percentage of the collateral received. In addition, the Portfolio pays IBT a lending agent fee computed as a percentage of the earnings on its investment in Cash Collateral Fund less the loan rebate fee. The loan rebate fee and lending agent fee paid by the Portfolio amounted to $1,506,786 and $103,299, respectively, for the six months ended June 30, 2006. At June 30, 2006, the value of the securities loaned and the value of the collateral amounted to $143,042,872 and $148,964,948, respectively. In the event of counterparty default, the Portfolio is subject to potential loss if it is delayed or prevented from exercising its right to dispose of the collateral. The Portfolio bears risk in the event that invested collateral is not sufficient to meet obligations due on loans.

  8  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, ("FIN 48") "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes." This interpretation prescribes a recognition threshold and measurement

22

Utilities Portfolio as of June 30, 2006

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006. The Portfolio is currently evaluating the impact of applying the various provisions of FIN 48.

23

Eaton Vance Utilities Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees") cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on March 27, 2006, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Special Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Special Committee reviewed information furnished for a series of meetings of the Special Committee held in February and March 2006. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund managed by it;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

In addition to the information identified above, the Special Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve month period ended March 31,

24

Eaton Vance Utilities Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS CONT'D

2006, the Board met nine times and the Special Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met eight, twelve and five times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Special Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Special Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Special Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Special Committee concluded that the continuance of the investment advisory agreement of the Utilities Portfolio (the "Portfolio"), the portfolio in which the Eaton Vance Utilities Fund (the "Fund") invests, with Boston Management and Research (the "Adviser"), including its fee structure, is in the interests of shareholders and, therefore, the Special Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Special Committee as well as the factors considered and conclusions reached by the Special Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser.

The Board considered the Adviser's management capabilities and investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio. The Board specifically noted the Adviser's in-house equity research capabilities. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Portfolio by senior management.

The Board reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the National Association of Securities Dealers.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2005 for the Fund. The Board concluded that the Fund's performance was satisfactory.

25

Eaton Vance Utilities Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS CONT'D

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates payable by the Portfolio and the Fund (referred to as "management fees"). As part of its review, the Board considered the management fees and the Fund's total expense ratio for the one-year period ended September 30, 2005, as compared to a group of similarly managed funds selected by an independent data provider.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund's total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Portfolio, the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Portfolio and the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Portfolio and other advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Portfolio, the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

26

Eaton Vance Utilities Fund

INVESTMENT MANAGEMENT

Eaton Vance Utilities Fund

Officers
Thomas E. Faust Jr.
President
J. Scott Craig
Vice President
William E. Dodge
Vice President
Gregory R. Greene
Vice President
Elizabeth S. Kenyon
Vice President
Duke E. Laflamme
Vice President
Thomas H. Luster
Vice President
George C. Pierides
Vice President
Barbara E. Campbell
Treasurer
Alan R. Dynner
Secretary
Paul M. O'Neil
Chief Compliance Officer	Trustees Samuel L. Hayes, III Chairman Benjamin C. Esty James B. Hawkes William H. Park Ronald A. Pearlman Norton H. Reamer Lynn A. Stout Ralph F. Verni

Utilities Portfolio

Officers Duncan W. Richardson President Judith A. Saryan Vice President and Portfolio Manager William J. Austin, Jr. Treasurer Alan R. Dynner Secretary Paul M. O'Neil Chief Compliance Officer	Trustees Samuel L. Hayes, III Chairman Benjamin C. Esty James B. Hawkes William H. Park Ronald A. Pearlman Norton H. Reamer Lynn A. Stout Ralph F. Verni

27

This Page Intentionally Left Blank

Investment Adviser of Utilities Portfolio
Boston Management and Research

The Eaton Vance Building
255 State Street
Boston, MA 02109

Administrator of Eaton Vance Utilities Fund
Eaton Vance Management

The Eaton Vance Building
255 State Street

Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

Custodian
Investors Bank & Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Eaton Vance Utilities Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-225-6265.

159-8/06  UTSRC

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer.  The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, Samuel L. Hayes, III and Norton H. Reamer, each an independent trustee, as its audit committee financial experts.  Mr. Park is a certified public accountant who is the Vice Chairman of Commercial Industrial Finance Corp (specialty financial company). Previously he served as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm) and as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (“UAM”) (a holding company owning institutional investment management firms).  Mr. Hayes is the Jacob H. Schiff Professor of Investment Banking Emeritus of the Harvard University Graduate School of Business Administration.  Mr. Reamer is the President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) and is President of Unicorn Corporation (an investment and financial advisory services company).  Formerly, Mr. Reamer was Chairman of Hellman, Jordan Management Co., Inc. (an investment management company) and Advisory Director of Berkshire Capital Corporation (an investment banking firm), Chairman of the Board of UAM and Chairman, President and Director of the UAM Funds (mutual funds).

Item 4. Principal Accountant Fees and Services

Not required in this filing.

Item 5.  Audit Committee of Listed registrants

Not required in this filing.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not required in this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not required in this filing.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not required in this filing.

Item 10.  Submission of Matters to a Vote of Security Holders.

No Material Changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).
(a)(2)(i)	Treasurer’s Section 302 certification.
(a)(2)(ii)	President’s Section 302 certification.
(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Special Investment Trust

By:	/s/ Thomas E. Faust Jr.
Thomas E. Faust Jr.
President

Date:	August 16, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell
Barbara E. Campbell
Treasurer

Date:	August 16, 2006

By:	/s/ Thomas E. Faust Jr.
Thomas E. Faust Jr.
President

Date:	August 16, 2006